Confidential Treatment Requested	Exhibit 10.41

SECOND AMENDED AND RESTATED INFORMATION TECHNOLOGY

SERVICES AGREEMENT

Dated January 31, 2012

among

SABRE INC.

and

HP ENTERPRISE SERVICES, LLC F/K/A ELECTRONIC DATA SYSTEMS

CORPORATION

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

This Second Amended and Restated Information Technology Services Agreement (the “Agreement”) is entered into as of the Effective Date among HP Enterprise Services, LLC, a Delaware limited liability company(“Provider”) (f/k/a Electronic Data Systems Corporation, a Delaware corporation (“EDS”)), and Sabre Inc. (together with its Affiliates that procure Services under this Agreement, “Company”) and amends and restates in its entirety that certain Amended and Restated Information Technology Services Agreement entered into by the Parties and EDS Information Services, LLC as of September 30, 2007 (the “Original Agreement”). The obligations of Provider set forth in this Agreement will be performed by Provider, itself and through its Affiliates. The Parties agree to the terms and conditions set forth in this Agreement including the Schedules referenced in this Agreement.

Background

Company desires that most of the information technology operations and functions currently performed by Provider for Company and Authorized Users, be performed and managed by a third party experienced in performing and managing such operations and functions. Company believes that it can achieve certain economic efficiencies, performance improvements and operational advantages if it outsources these services to an outside service provider rather than performing such services itself. Provider provides various types of information technology services to its customers, including those desired by Company. Company has selected Provider to continue to provide certain services during the term of this Agreement. This Agreement documents the terms and conditions under which Company agrees to purchase, and Provider agrees to provide, such services. For ease of reference, capitalized terms used in this Agreement are defined in the Glossary attached hereto as Appendix A.

The Parties intend to create a mutually beneficial business relationship, which creates value for both Parties. The Parties recognize that Company expects to be treated as a valued customer and Provider expects to be treated as a valued service provider. The Parties recognize that it will be necessary in order to establish such a relationship that the definition of customer satisfaction goes beyond Provider’s performance against established service levels and requires that Provider exhibit a customer service attitude and that Company must view Provider as more than a mere vendor. Together the Parties must focus on (1) reducing Company’s operations support costs, while still maintaining the value of the relationship to Provider, (2) improving service levels to the Company, (3) continuing and improving Company’s innovation in the exploitation of information technology for business advantage within the Travel and Transportation Industry, and (4) enabling Company to act with speed and agility in adapting to changing business and operational needs, including evolution of legacy platforms and systems and adoption of new and different platforms and systems, with Provider being neutral in the evaluation and implementation of third party platforms and systems, as compared with its proprietary platforms and systems.

The provisions of this Background Section are intended as a statement of purpose of this Agreement and are not intended to alter the plain meaning of the terms and conditions of this Agreement or to require either Party to undertake specific performance obligations not required by this Agreement. To the extent that the terms and conditions of this Agreement are unclear or ambiguous, such terms and conditions are to be interpreted and construed consistent with the purposes set forth in this Background Section.

ARTICLE 1. RELATIONSHIP PROTOCOLS

1.1.	Contracting Parties.

(a)	Sabre Inc. shall contract on behalf of and will be responsible for all obligations of Company and Authorized Users under this Agreement. Provider shall contract on behalf of and will be responsible for all obligations of Provider under this Agreement although some Services may be provided by a Provider Affiliate. Provider shall be responsible for each Provider Affiliate’s compliance with the applicable provisions of this Agreement, and act for and on behalf of all Provider Affiliates with respect to all matters related to this Agreement. Sabre Inc. shall (i) be responsible for Company’s and for each Authorized User’s compliance with the applicable provisions of this Agreement, and (ii) act for and on behalf of all Authorized Users with respect to all matters related to this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	To implement this Agreement for Services provided by Provider outside the United States, as mutually agreed to by Company and Provider, and to implement changes as appropriate to reflect differences in local laws, regulations and taxes or customary business practices or the scope of Services provided in each such country in which the Agreement is to be implemented (“Local Differences”): (i) the respective Affiliates of Company and Provider in each such country may execute an agreement or, in the case of jurisdictions where such an agreement already exists in respect of the Original Agreement, an amendment (each, as amended from time to time, an “International Agreement”) acceding to some or all of the terms and conditions of this Agreement in order to document agreed Local Differences and/or the performance of this Agreement between specific Affiliates of each of Company and Provider on a local level, and/or (ii) Company and Provider may adopt an amendment to this Agreement to be applicable for only specifically agreed countries in order to document agreed Local Differences to be applicable with respect to the performance of this Agreement in each such country. No such International Agreement is intended, nor shall any International Agreement be interpreted, to duplicate, enlarge, reduce or eliminate any responsibilities of either of the Parties under this Agreement except as required by local law or regulation. Performance or fulfillment by a Party or, on behalf of Provider by its delegate, of any obligation under this Agreement shall be considered performance or fulfillment of the corresponding obligation under the relevant International Agreement. Performance or fulfillment of any obligation by a party to the relevant International Agreement shall be considered performance or fulfillment of the corresponding obligation under this Agreement. Correspondingly, any defense, excuse or remedy available under this Agreement shall be available as a defense, excuse or remedy to the corresponding obligation under any International Agreement, provided that any such defenses, excuses or remedies and any and all claims under any International Agreement shall be exercised, invoked or asserted exclusively by the Parties to this Agreement under the procedures set forth in this Agreement. Any claim, defense, excuse or remedy available under any International Agreement shall be available to the Parties as a claim, defense, excuse or remedy to the corresponding obligation under this Agreement, provided, however, that the Parties hereby waive, to the fullest extent permitted by law, any claims, defenses, excuses or remedies available under local law of the country in which the International Agreement is to be performed and not set forth in this Agreement or the International Agreement at issue or otherwise provided by the laws of the United States or the State of Texas. Except as mandated by local laws or regulations, any International Agreements entered into are not intended to change in any substantive manner the terms and conditions of this Agreement, and any such purported changes shall not be effective without a written agreement between Company’s Contract Manager and Provider’s Client Executive.

(c)	After the Effective Date, if either Party perceives the need therefor, the Parties agree to discuss in good faith the implementation of additional International Agreements or additional amendments to this Agreement to document Local Differences. The Parties agree and acknowledge that references to the Original Agreement in each International Agreement shall be deemed to be references to this Agreement, and that the Parties will take any steps reasonably necessary to carry out this intent in the local jurisdictions (if any).

1.2.	Evolving Nature of Relationship.

(a)	The Schedules to this Agreement will be updated by mutual agreement of the Parties as set forth in this Agreement as necessary or appropriate during the Term to accurately reflect the evolution of the Services and components and elements of the Services as described therein.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	Both Company and Provider agree that the Services provided will require adjustments to reflect the evolving business and operations of Company and Provider, that the relationship memorialized by this Agreement is dynamic in nature and will evolve as the operating and business environment of the Company changes and evolves, and that the scope of the Services to be provided by Provider to the Company during the Term and corresponding fees charged by Provider will need to be changed and modified with the written agreement of the Parties pursuant to the Contract Change Control Process. Therefore, the Executive Steering Committee will, not less frequently than every six months, recommend modifications to, and evolution of, the Services (including the Service Levels) and determine the reasonable effect that any modifications of the Services may have on the fees chargeable by Provider under this Agreement, taking into account all relevant material facts and circumstances (including reasonable opportunities for Provider to use its scale, leverage and expertise to mitigate costs associated with such changes).

(c)	The Parties will work together to identify, develop and implement mutually beneficial initiatives in accordance with the terms and conditions set forth in the Benefits Sharing Schedule.

1.3.	Inherent Services. The Parties acknowledge and agree that there are functions, responsibilities, activities and tasks not specifically described in this Agreement that are required for the proper performance and provision of the Services and are a necessary, customary part of the Company Business or an inherent part of, or a necessary sub-part included within (i) any New Service, or (ii) any Service as of the Effective Date that is consistent with historical practices. Such functions, responsibilities, activities and tasks, shall be deemed to be implied and included within the scope of the Services to the same extent and in the same manner as if specifically described in the Agreement, and shall include (without limitation) all of the services, functions, processes, and responsibilities performed by Provider under the Original Agreement at any time during the twelve (12) month period prior to the Effective Date unless and when (A) expressly changed in this Agreement or (B) clearly no longer applicable due to the changes in the Services under the Transformation Plan or other evolution of Services hereunder.

1.4.	Changing Nature of Services. While the Parties will endeavor to update, modify and amend this Agreement and the Schedules as necessary or appropriate from time to time to reflect the changing nature of the Services and the requirements of Company, the Parties acknowledge that such activities may not always be documented with specificity. Therefore, the Parties agree to deal with each other in good faith to resolve all issues presented and any disputes that may arise.

1.5.	Conflicts of Interests.

(a)	Each Party recognizes that Provider personnel providing Services to Company under this Agreement may perform similar services for others, except as specified in the Restricted Personnel Schedule or as otherwise agreed to by the Parties. This Agreement shall not prevent Provider from performing similar services for others, subject to the restrictions set forth in this Agreement, including without limitation the Technology Governance Schedule, and Article 10 and Article 11 hereof. Except as provided in the immediately following sentence, Provider shall not without the prior written consent of Company use any of the assets owned, licensed or leased by Company on or after the Effective Date to perform services for others. Provider may, subject to the Technology Governance Schedule, use (i) any Company asset in the Shared Systems to provide services to [ * * * ] under the [ * * * ] in the normal course of business, and (ii) any Company asset in the commercial MVS, VM Test or FOS Shared Systems (and any related Connectivity Software) (only) to provide services to [ * * * ] under the [ * * * ] in the normal course of business, in either case unless such activity results in a Change.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	During the Term of this Agreement, neither Party shall knowingly solicit any employee or subcontractor of the other Party or its Affiliates who is or was actively involved in the performance, provision or use of any of the Services, or knowingly hire any employee or subcontractor of the other Party or its Affiliates who is or was actively involved in the performance, provision or use of any of the Services, unless otherwise agreed in writing by the Parties and except as permitted upon termination or expiration as provided for in Section 13.4. Notwithstanding the foregoing, the Parties acknowledge and agree that this Agreement will not prohibit (i) any executive search or similar business controlled by Provider or by any of Provider’s Affiliates from engaging in its business in the ordinary course on behalf of clients other than Provider or any Affiliate of Provider involved in the performance of the Services, (ii) solicitations through general public advertisements or other publications of general public circulation not targeted directly or indirectly at the other Party’s employees, or (iii) the solicitation for employment or employment by one Party of a former employee or an individual subcontractor of the other Party who, at the date of such solicitation or employment, was not an employee or an individual subcontractor of such Party at any time during the previous twelve (12) months.

1.6.	Alternate Providers.

(a)	Subject to the restrictions set forth in this Agreement, Company shall have the right during the Term to retain third party suppliers to perform any service, function, responsibility or task that is within the scope of the Services or would constitute New Services pursuant to Section 2.14, or to perform any such services, functions, responsibilities or tasks internally. In the event Company solicits bids from more than one third party supplier to perform a New Service, Company will provide Provider an opportunity to bid and compete for such New Service; provided, however, Company shall not be obligated to select Provider as the supplier of such New Service. Provider shall cooperate with any such third party supplier and Company as requested from time to time. Such cooperation shall include, without limitation, (i) providing reasonable physical and electronic access to the Facilities, the Data Centers and the technical documentation in the possession of Provider regarding the Company Business and/or the Services; (ii) providing such information regarding the operating environment, system constraints and other operating parameters as is reasonably necessary for the work product of the third party supplier of Company to be compatible with the Services and New Services (if any); (iii) performing integration services with respect to integrating any third party software or hardware into the operating environment supporting the Services in accordance with Section 3.3; and (iv) such other reasonable cooperation as may be requested by Company.

(b)	Provider’s obligations under Section 1.6(a) shall be subject to the third party suppliers’ and Company’s compliance with reasonable Facilities and Data Center data and physical security and other applicable standards and procedures, execution of appropriate confidentiality agreements, and reasonable scheduling of computer time and access to other resources to be furnished by Provider pursuant to this Agreement.

1.7	Trinity The Parties acknowledge that on November 28, 2006, Company assigned the Trinity Easement to HP Enterprise Services LLC, f/k/a EDS Information Services, L.L.C. (“TE Holder”) (“2006 Assignment”). Company has expressed interest in using the Trinity Easement after the Effective Date, and the Parties agree to explore alternatives to provide Company with the use of the Easement, including possible assignment of the easement to Company if Provider no longer requires its use. “Trinity Easement” means that certain Easement Agreement dated December 22, 1998 entered into among The Sabre Group, Inc., Centreport Venture, Inc. and The City of Fort Worth, as more particularly described therein and in the 2006 Assignment.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.8.	Market Watch. At Company’s request and expense on a time and materials basis, but no more frequently than once a year during the Term, Provider shall, as part of the Services, provide support for Company’s market watch activities.

1.9.	Transformation.

(a)	Provider shall enhance delivery of Services through the migration of Company environments to an enhanced managed network and an enhanced storage solution. Provider transformational activities are included as part of the Services and shall include those initial transformation activities described in the Transformation Schedule (“Initial Transformation Plan”) (together with such other activities as are specified in any subsequent detailed plans as discussed below). Unless directed otherwise by Company, Provider shall perform transformation activities in accordance with the timeframes provided in the Transformation Plan. Detailed plans describing how such activities will be performed and implemented shall be drafted and proposed by Provider within the time frames specified in the Initial Transformation Plan and are subject to approval by Company. The amounts due for Provider’s performance of the activities in the Transformation Plan are specified in Section 10.0 of the Charges Schedule. Milestones and other terms and conditions associated with transformational activities binding on the Parties are set forth in the Transformation Schedule.

(b)	Subject to Section 1.9(c), each Party agrees that only the following provisions of the Original Agreement shall survive the Effective Date (to the extent such provisions relate to periods prior to the Effective Date): Section 1.9 (excluding subsection (a) thereof), Article 9, Article 10, Article 11, Article 16, Article 18 and Article 20 (the “Surviving Provisions”). The Parties acknowledge and agree that the description (including Services and Support Responsibilities Schedule), and performance standards (including the Service Levels and Service Credits Schedule) and payment obligations (including the Charges Schedule) in respect of, services provided by Provider through December 31, 2011shall be governed by the Original Agreement, and that the corresponding terms under this Agreement shall commence effective 12:01 a.m., C.D.T., January 1, 2012; for the avoidance of doubt, all other terms of this Agreement take effect as of the Effective Date, including any limitations of liability which shall be governed by the terms of this Agreement as of the Effective Date even for claims related to the surviving provisions of the Original Agreement discussed in this Section 1.9(b).

(c)	Provider hereby acknowledges and agrees that Company has paid any and all amounts owing in respect of the provision of “Services” or otherwise under the Original Agreement prior to the Effective Date hereof (whether “Charges”, expenses or otherwise), except for the following (the “Remaining Payments”):

(i)	Invoices previously issued by Provider in respect of services rendered in December 2011.

The Parties agree and acknowledge that Company (as part of the Surviving Provisions) retains its rights to dispute payment of the Remaining Payments under the terms of the Original Agreement. In addition, for the avoidance of doubt, the Parties acknowledge and agree that (i) Company has invoiced Provider for $[ * * * ] in connection with property taxes associated with the Trinity facility (“Trinity Tax Payment”), (ii) Provider remains responsible to pay the Trinity Tax Payment, and (iii) the Trinity Tax Payment shall be deemed to be a Remaining Payment for purposes of this Agreement.

(d)

In consideration of the other terms of this Agreement, and in full satisfaction of all billing disputes (for example, and not by way of limitation, historic disputes regarding payment of milestone amounts associated with the transformation plan under the Original

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Agreement) and all other amounts owed (other than the Remaining Payments or amounts associated with Surviving Provisions), now or in the future, by either Party to the other Party under the Original Agreement, Company has agreed to pay $[ * * * ] (the “Transition Payment”) to Provider in immediately available funds within 10 days of the execution of this Agreement (upon receipt of such funds, Provider will give Company a receipt for the Transition Payment). The Parties agree and acknowledge that the Transition Payment is a net amount that reflects individual claims between the Parties and the payments by Company for the Pre-Paid TN Devices and Transferred Voice Assets, all as set forth in Attachment 4-F to the Charges Schedule.

(e)	Provider does hereby release, acquit, and forever discharge Company and each of its present and former employees, officers, directors, shareholders, partners, joint venturers, members, attorneys, experts, consultants, contractors, insurers, alter egos, agents, representatives, and any Affiliate, and all of its predecessors, successors and assigns, and each of them, from any and all known or unknown, actual or potential, suspected or unsuspected, claims, demands, actions, causes of action, damages, debts, obligations, promises, representations, warranties, grievances, arbitrations, charges, claims for attorneys’ fees, interest, expenses, costs, contracts, judgments, awards, orders, acts, omissions, rights, executions and liabilities, of any nature whatsoever, whether based on tort, contract, or other legal or equitable theories of recovery, whether or not asserted to date (“HP Claims”), based upon or otherwise arising in connection with the Original Agreement; provided that Provider does not release, acquit or discharge any such HP Claims solely to the extent that they arise under any of the Surviving Provisions or are Remaining Payments. For the avoidance of doubt, the release in this Section 1.9(e) does not apply to rights or claims arising under any other agreements between the Parties.

(f)	Company does hereby release, acquit, and forever discharge Provider and each of its present and former employees, officers, directors, shareholders, partners, joint venturers, members, attorneys, experts, consultants, contractors, insurers, alter egos, agents, representatives, and any Affiliate, and all of its predecessors, successors and assigns, and each of them, from any and all known or unknown, actual or potential, suspected or unsuspected, claims, demands, actions, causes of action, damages, debts, obligations, promises, representations, warranties, grievances, arbitrations, charges, claims for attorneys’ fees, interest, expenses, costs, contracts, judgments, awards, orders, acts, omissions, rights, executions and liabilities, of any nature whatsoever, whether based on tort, contract, or other legal or equitable theories of recovery, whether or not asserted to date (“SH Claims”), based upon or otherwise arising in connection with the Original Agreement; provided that Company does not release, acquit or discharge any such SH Claims solely to the extent that they arise under any of the Surviving Provisions or are Remaining Payments. For the avoidance of doubt, the release in this Section 1.9(f) does not apply to rights or claims arising under any other agreements between the Parties.

1.10.	Transferred Voice Assets.

(a)	On the Effective Date, and in consideration of $[ * * * ] as set forth in Attachment 4-F to the Charges Schedule, Provider hereby transfers all of its right, title and interest in the Transferred Voice Assets to Sabre Inc. or its designee(s) (including those designees listed in Attachment 4-C to Charges Schedule), free and clear of all Liens. If requested by Company from time to time, Provider shall generate invoices or sign bills of sale for Company designated Transferred Voice Assets.

(b)

As soon as possible after the Effective Date, Provider shall transfer or assign all of its right, title and interest in any and all licenses of Core TVA Software to Sabre Inc. or its designee(s), free and clear of all Liens, such that the relevant Transferred Voice Assets may be used post-Effective Date in the same manner as prior to the Effective Date. In any event, Provider shall take all actions necessary to secure Company’s right to use such

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Core TVA Software in connection with the Transferred Voice Assets in the same manner as prior to the Effective Date, until such transfer or assignment. Provider shall pay all costs and expenses (including transfer fees) incurred by either Company or Provider in connection with any such transfer or assignment.

(c)	Notwithstanding the transfer of the Transferred Voice Assets and the use, transfer and/or assignment of related Software, Provider acknowledges that it remains responsible to provide maintenance and other Services as specified in the Services and Support Responsibilities Schedule for the Transferred Voice Assets and related Software.

(d)	Attachment 4-C to the Charges Schedule sets out all costs and expenses associated with the Transferred Voice Assets (including refresh costs) during the Term. Provider shall indemnify and hold harmless Company from all costs and expenses, Liens and other claims of third parties, and associated Losses, arising out of the transfer and use of the Transferred Voice Assets and the use, transfer and/or assignment of any associated Software other than those set forth in Attachment 4-C.The Transferred Voice Assets are sold without any express or implied warranties except for the warranty of title that Provider hereby provides.

ARTICLE 2. THE SERVICES

2.1.	Obligation to Provide Services. During the Term, Provider shall provide the Services to and perform the Services for Company. As part of the Services, Provider shall comply with the reporting requirements specified in the Reports Schedule. The Parties shall update the Procedures Manual in accordance with the Policies and Procedures Manual Schedule. In the event of any conflict between this Agreement and the Procedures Manual, the provisions of this Agreement shall control. Provider may provide to Company any additional services that fall outside the scope of the Services as Company may reasonably request in writing from time to time during the Term. The Parties shall reach agreement regarding the nature, scope and location of such services, the period of time during which such services will be provided, and the basis upon which Provider will be compensated therefor in accordance with the applicable provisions of this Agreement and the Contract Change Control Process. Provider would not be obligated to provide a Service in the case of (i) the inability or impracticality of providing such Service in a geographic area outside the United States in which Provider does not have sufficient presence, corporate infrastructure or information technology technical infrastructure to support effectively the requested Service (provided however that this provision shall not apply to Service Locations existing as of the Effective Date), or (ii) regulatory prohibitions or Force Majeure Events preventing Provider’s performance of such Service.

2.2.	Affiliate Participation.

(a)

If Company acquires any additional Affiliates or other operations or assets during the Term or elects to have Affiliates that are neither listed on the Affiliates Schedule nor receiving Services as of the Effective Date or other operations or assets procure Services under this Agreement after the Effective Date (each an “Additional Affiliate”) and desires that Provider provide the Services for such Additional Affiliate, Provider will provide such Additional Affiliate with Services in substantially the same manner as specified in this Agreement, subject to additional reasonable charges if acceptance of such responsibilities by Provider would require Provider to incur additional one-time incremental costs agreed to by the Parties, including, without limitation, start-up costs, transition costs, software and hardware acquisition costs. Provider shall meet the Service Levels set forth in the Service Levels and Service Credits Schedule for Services provided to such Additional Affiliate, unless, with respect to a Service provided to such Additional Affiliate in a new location, (i) the Services provided to Company would be materially adversely impacted, or (ii) for good cause and reason, Provider cannot meet

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

such service levels. In such event, the Parties will negotiate in good faith a reasonable transition period (not to exceed one hundred eighty (180) days) during which such Service Levels will not apply to Services provided to such Additional Affiliate, but after which all the Service Levels will apply to such Services. With respect to any New Service to be provided by Provider to such Additional Affiliate, if two hundred seventy (270) days of historical data relating to such New Service exists (such data to be verified consistent with the procedures set forth in the Service Levels and Service Credits Schedule) and Provider acquires or has access to the assets and personnel required to properly operate and perform such New Service, Provider will meet any performance standards or other service levels previously met by such Additional Affiliate (or its service providers) for such New Service, unless for good cause and reason, Provider cannot meet such service levels. In such event, the Parties will negotiate in good faith a reasonable transition period (not to exceed two hundred seventy (270) days) during which such performance standards will not apply with respect to such New Service, but after which all such performance standards and other service levels will apply to such New Service.

(b)	If Company divests or no longer controls one or more Affiliates or other operations or assets that were receiving Services under the Agreement (each a “Former Affiliate”), at Company’s request, Provider shall continue to provide the Services to Company and to such Former Affiliate during the Divestiture Period (as defined below) pursuant to a subcontract between Company and such Former Affiliate. The Parties agree that Company shall have the right to subcontract the Services to such Former Affiliate, provided that Company shall be responsible for such Former Affiliate’s compliance with the provisions of this Agreement. Provider shall provide such Services on the same terms and conditions (including, but not limited to, the same pricing) as stated in this Agreement, subject solely to allocation of reasonable incremental charges (e.g., account management) agreed to by Company and Provider and the provision of any New Service agreed to by Company and Provider in accordance with Section 2.14. The amount of Services provided to Company on behalf of such Former Affiliate will be consolidated with the amount of other Services provided to Company for the purposes of calculating the Charges to be charged by Provider to Company for a period of time to be determined by Company not to exceed [ * * * ] after the closing date of such transaction (the “Divestiture Period”). During such Divestiture Period, Provider and such Former Affiliate shall negotiate in good faith a new contract between Provider and the Former Affiliate as soon as is reasonably practicable.

2.3.	Third Party Participation. All Authorized Users, including Participating Third Parties, shall be entitled to use the Services to support the Company Business. Company shall use commercially reasonable efforts to assist Provider in gaining access to any Participating Third Party site where any Travel Network Billable Device is located solely to the extent such access is available to Company under a written agreement with such Participating Third Party (subject to any restrictions therein) and is necessary for Provider to perform the Services. A cessation of relationship between Company and a customer where a Travel Network Billable Device is located shall be deemed a request to de-install with respect to such Travel Network Billable Device.

2.4.	Service Levels; Reporting. Provider agrees that its performance of the Services will meet or exceed each of the applicable Service Levels set forth in the Service Levels and Service Credits Schedule to this Agreement, subject to the limitations and in accordance with the provisions set forth in this Agreement. In addition, all Services without expressly defined Service Levels will meet or exceed acceptable industry standards for leading information technology services providers and will be performed at service levels that meet or exceed the level of service provided to Company during the twelve (12) month period immediately prior to the Effective Date. Provider will measure its performance of the Services relative to the Service Levels in accordance with the Service Levels and Service Credits Schedule.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.5.	Failure to Perform; Service Levels Remedies.

(a)	Provider’s failure to meet any of the Service Levels shall entitle Company:

(i)	to receive Service Credits in amounts and pursuant to the framework set forth in the Service Levels and Service Credits Schedule to this Agreement; and

(ii)	to seek any non-financial remedies set forth in this Agreement.

(b)	Each time Provider fails to meet a Service Level, Provider shall:

(i)	investigate, assemble and preserve pertinent information with respect to, and report on the causes of, the problem, including performing a root cause analysis of the problem(s);

(ii)	advise Company, to the extent requested by Company, of the status of remedial efforts being undertaken with respect to such problem;

(iii)	take action to minimize the impact of and correct the problem(s) in order to meet the Service Level; and

(iv)	take appropriate preventative measures with the objective of ensuring the problem does not recur.

2.6.	Non-exclusive Remedies. Provider acknowledges and agrees that (a) the Service Credits shall not be deemed or understood to be liquidated damages and (b) neither the Service Credits nor any express non-financial remedy hereunder shall be deemed or understood to be a sole and exclusive remedy or in derogation of any other rights and remedies Company has hereunder or otherwise at law or at equity.

2.7.	Long-Range IT Plan. The Parties shall use the Long-Range IT Plan and monthly technology roadmap meetings described in Exhibit 2.2 of the Services and Support Responsibilities Schedule to review Company’s technical and operational strategies and technical architecture in light of the evolution of technology and the Company Business. In addition to other topics set forth elsewhere in this Agreement, during monthly technology roadmap meetings Provider will provide timely input to Company regarding industry trends with respect to the Services. In addition, Provider shall monitor new technology and business process evolutions that may be applicable to, or of interest to, Company and advise Company on such technology and business process evolutions at least semi-annually.

2.8.	Disaster Recovery Services. Provider will provide Disaster Recovery Services in accordance with the Services and Support Responsibilities Schedule and will comply with the terms and conditions of the Business Recovery Services Schedule and the Disaster Recovery Facilities Schedule.

2.9.	Audits. Provider will assist Company in meeting its audit and regulatory requirements as and to the extent described in the Audit Procedures Schedule to this Agreement.

2.10.	Reduction or Increase in Requirements.

(a)	During the Term, Provider shall fulfill Company’s resource requirements with respect to the Services. Company will not be obligated to provide Provider with a forecast of any of its resource requirements except as expressly set forth in any Schedule to this Agreement; provided, however, that Company will provide Provider with reasonable advance notice of changes that Company intends to make in its business model or business operations that could reasonably be expected to materially impact the Services or resource requirements to support such Services.

(b)	The Charges shall not be changed as a result of any deviation in Company’s utilization of any billable Resource Unit from the relevant Resource Baselines, except to the extent provided in the Charges Schedule.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.11.	Regulatory Compliance.

(a)	As part of the Services, Provider will comply in all material respects with the laws and regulations applicable to Provider in its capacity as an information technology services provider and a processor of data, including those described in the Data Privacy and Security Procedures Schedule, (the “Provider Regulatory Requirements”) to the extent that Provider is required to comply with the Provider Regulatory Requirements in the performance of its obligations under this Agreement. If Provider receives an official charge of non-compliance from a governmental entity with respect to the performance of Provider’s obligations under this Agreement, Provider will promptly notify Company of such charge in writing. Company will comply in all material respects with the laws and regulations applicable to Company in its capacity as an information technology services user and as a CRS and a controller of data (the “Company Regulatory Requirements”) to the extent that Company is required to comply with the Company Regulatory Requirements in its utilization of the Services. If Company receives an official charge of non-compliance from a governmental entity with respect to the Company Regulatory Requirements as they relate to Company’s utilization of the Services, Company will promptly notify Provider of such charge in writing.

(b)	Provider will comply with all applicable laws and regulations regarding minimum wage, living conditions, overtime, working conditions, and all other applicable labor and environmental laws and regulations. Provider further agrees (i) that it will not use any child labor, prison inmates, convicted felons, or criminals, nor shall they contract with any prison system to perform any Services required under this Agreement, and (ii) the Equal Opportunity and Affirmative Action Clauses of 41 CFR 60-1.4, 60-250, 60-300.5, and 60-741 will be incorporated herein by reference. Provider will also agree to take the following actions as required or appropriate: file all forms and documents, including Standard Form 100 (EEO-1)(60-1.7) and prepare written affirmative action programs (60-1.40, 60-250.40, 60-300.40, 60-741.40).

(c)	Provider represents that it is an equal opportunity employer, as described in Section 202 of Executive Order 11246, dated September 24, 1976, as amended, and as such agrees to comply with the provisions of said Executive Order and its implementing regulations during the performance of this Agreement.

(d)	Provider will comply with the affirmative action requirements of Part 60-741.4 Title 41, Code of Federal Regulations, with respect to individuals with disabilities during the performance of this Agreement.

(e)	Provider will comply with the affirmative action requirements of Part 60-250.4 and-3004 Title 41, Code of Federal Regulations, with respect to Disabled Veterans and Veterans of the Vietnam Era, Recently Separated Veterans, and Other Protected Veterans during the performance of the Agreement.

(f)	Provider will comply with the provisions of Executive Order 11625 and its implementing regulations with respect to the utilization of minority business enterprises during the performance of the Agreement.

(g)

As part of the Services, and at no additional charge by Provider to Company, Provider and Company will cooperate to identify the impact of changes in applicable laws and regulations on Provider’s ability to deliver the Services and Company’s ability to use the Services. Company may submit to Provider findings and recommendations regarding compliance by Provider with applicable laws and regulations, which Provider will analyze and consider in good faith. Provider shall promptly respond to Company

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

regarding Provider’s evaluation and activity plan for such findings and recommendations. Provider shall promptly make any resulting modifications to the Services, as reasonably necessary as a result of such changes through the Contract Change Control Process. With respect to any such modifications in applicable laws and regulations, (i) Company will bear all costs required by changes in applicable laws and regulations to the extent such changes impact Company’s role as a CRS, controller of data or user of the Services and (ii) Provider will bear all costs required by changes in applicable laws and regulations to the extent such changes impact Provider’s role as an information technology services provider or a processor of data. Provider shall be responsible for any fines and penalties imposed on Provider and Company arising from any noncompliance with such laws and regulations by Provider, its agents, subcontractors, or third party product or service providers, unless such noncompliance was caused by Company, its agents or Authorized Users. Company shall be responsible for any fines and penalties imposed on Provider and Company arising from any noncompliance with such laws and regulations by Company, its agents, Authorized Users, or third party product or service providers, unless such noncompliance was caused by Provider, its Affiliates, agents or subcontractors.

2.12.	Use of Subcontractors.

(a)	Provider may not subcontract to one or more Third Parties (through one or more agreements) with respect to performance of Services:

(i)	In any one Service Tower (other than the Cross-Functional Service Tower) for fees in any [ * * * ] in excess of [ * * * ] of the Charges associated with such Service Tower (excluding amounts for Pass-Through Expenses and Re-Sale Expenses, taxes, any transition fees for any New Services, and Winddown Expenses (if any)) during such period; or

(ii)	In the Cross-Functional Tower, for fees in excess of $[ * * * ] in [ * * * ],

in either case, without the prior written approval of Company. Each subcontract in excess of such threshold shall require such Company approval; provided that with respect to the Project and Labor Service Tower, Independent Programmer Subcontracts shall not require prior Company approval. If Provider desires to enter into a subcontract with a Third Party in connection with the performance of the Services, Provider will give Company written notice specifying the identity, qualifications and scope of the proposed contractor. Subcontractors approved by Company as of the Effective Date and their permitted functions are set forth in the Approved Subcontractors Schedule. Company may withdraw its approval of a subcontractor upon Notice to Provider if Company determines that the subcontractor is, or will be, unable to effectively perform its responsibilities or if the subcontractor is in material breach of this Agreement. Upon any such withdrawal of approval, Provider shall transition all Services away from such subcontractor to Provider employees or an approved subcontractor(s) within 30 days of receipt of Notice of Company’s withdrawal of approval.

(b)

Provider shall remain primarily liable and obligated to Company for the timely and proper performance of all of its obligations hereunder even if such obligations are subcontracted or otherwise delegated to third party subcontractors, and for the proper and timely performance and actions of any person or entity to which it delegates or subcontracts any such obligation. Provider will be responsible for making any and all payments to subcontractors. With respect to all subcontracts entered into, amended or renewed by Provider after the Effective Date, Provider will cause such subcontracts to include provisions equivalent to those in this Agreement between Company and Provider with respect to the Service Locations; intellectual property rights; audit rights; confidentiality; warranties, and any other material terms and conditions affecting or relating to the subcontractors’ provision of Services. Provider will require all

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

subcontractors to adhere to the standards, policies, and procedures in effect at the time, whether these are Company’s or Provider’s. Provider shall not disclose Company’s Confidential Information to a subcontractor until such subcontractor has executed an appropriate nondisclosure agreement approved by Company. With respect to any subcontracts for Services dedicated solely to Company, Provider shall, and with respect to all other subcontracts Provider shall use commercially reasonable efforts, in any new, amended or renewed agreement between Provider and a subcontractor to specifically provide that Company may take an assignment of the agreement from Provider without payment of a fee or other penalty in the event that (i) this Agreement is terminated or expires, or (ii) Provider is in material breach of this Agreement.

2.13.	Projects. From time to time during the Term and in accordance with the Projects Schedule, Provider will perform any and all projects related to the Services for Company at Company’s request at the rates and other charges set forth in the Charges Schedule. Company will require any development projects to be completed on time and in accordance with the statement of work for each such project.

2.14.	New Services.

(a)	If Company requests Provider to perform an additional function, responsibility or task other than the Services that requires resources for which there is no current Resource Unit or charging methodology (i.e., such function, responsibility or task is not included in the Charges or is not charged separately under another methodology other than this New Services provision), such additional function, responsibility or task may be considered a “New Service”.

(b)	Promptly after receiving each request for New Services from Company, Provider will either (i) provide Notice to Company that Provider will not bid on the New Services or (ii) provide a written quote to Company, at no charge to Company, setting forth the net increase or decrease in the Charges and/or other charging methodologies, if any, that will be attributable to such New Services, and the ramifications and impacts of such New Services on the Services. The Parties agree that any labor component of any New Service charged on a time and materials basis will be charged to Company at the rates set forth in the Charges Schedule, provided that the appropriate skill sets are included in such Schedule. If the appropriate skill sets are not included in the Charges Schedule, the Parties will mutually agree upon an appropriate rate. Upon receipt of such quote and other documentation, Company may then elect to have Provider perform the New Services, and the charging methodologies will be established and/or adjusted to reflect such New Services. Notwithstanding the foregoing, nothing herein shall be deemed to obligate Company to provide Notice of New Services to, or obtain New Services from, Provider.

(c)	The Parties agree that changes during the Term in functions, responsibilities and tasks that are within the scope of the Services will not be deemed to be New Services, if such functions, responsibilities and tasks evolved or were supplemented and enhanced during the Term by Provider in its sole discretion or pursuant to the provisions of the Agreement.

(d)

If the Parties cannot agree that a function, responsibility or task is a New Service, Provider shall nevertheless perform the disputed function, responsibility or task if requested by Company and the Parties shall promptly initiate the Dispute Resolution Process. Notwithstanding the foregoing, if a good faith dispute exists between the Parties regarding whether such function, responsibility or task falls within the definition of a New Service, Provider shall not be required to incur any out-of-pocket expenses, acquire

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

assets, engage personnel, or otherwise expend capital in excess of [ * * * ] outstanding at any one time. If at the end of the Dispute Resolution Process such function, responsibility or task is deemed to be a New Service, Provider shall adjust the next invoice sent to Company to reflect the agreed upon pricing for such New Service from the date Provider began performing the New Service.

2.15.	Location of Services.

(a)	Provider shall support, and provide Services to, Service Locations from Provider’s Facilities.

(b)	All Services that will be provided from Off-Shore Facilities are listed on the Off-Shore Facilities Schedule together with the relevant Off-Shore Facilities where Services will be provided. No Services will be provided in any Off-Shore Facility without the prior consent of the Company, in its sole discretion, unless and to the extent specified on the Off-Shore Facilities Schedule. Provider will be responsible for obtaining any and all necessary approvals, and for complying with any and all necessary approvals, and for complying with any and all applicable laws, statutes, rules and regulations including any export and import control laws and regulations associated with providing Services from an Off-Shore Facility, in each case to the extent applicable to Provider. Company may withdraw its approval of an Off-Shore Facility upon Notice to Provider. Upon any such withdrawal of approval, (i) Provider may not increase the Services performed at such facility, and (ii) Provider and Company shall meet within 15 days of Company’s Notice to discuss the potential transition of all Services away from such location to a Company approved site(s), including transition period and potential costs. After such meeting (but in no event later than 90 days after such meeting), Provider shall promptly prepare a transition plan that provides for such transition as rapidly and in a cost effective manner as practicable under the circumstances. Company acknowledges that any such transition period shall be a reasonable length of time, given the relevant Services and Provider’s other obligations hereunder. If after review of Provider’s transition plan, Company elects to proceed with such transition, the Parties will document a service request for such relocation and Company shall be responsible for all reasonable incremental costs of Provider incurred in connection with any such transition of facilities. If the Company elects not to proceed with such transition, such Off-Shore Facility shall continue to be permitted under this Section 2.15(b), but only to the extent of the Services provided on the date of Company’s Notice to Provider withdrawing approval of such facility.

(c)	At any time during the Term, Company may add, change or remove a Service Location and, in accordance with the Services and Support Responsibilities Schedule, Provider shall assist Company with such addition, change or removal. Provider will not relocate any infrastructure, hardware, software and other system components used in connection with providing the Services from the Data Centers without the prior written consent of Company. In connection with any proposed relocation, Provider shall address in writing to Company the impact of any such move on Company (including cost and timing of any such move and any potential impact of such move on the Disaster Recovery Services). Provider shall be responsible for paying any costs to Company (including any Taxes) directly associated with the relocation of the resources outlined above used to provide the Services to Company (including any increase or change to the Taxes for which Company is responsible under this Agreement).

(d)	During the Term, and at no cost to Company, and upon reasonable request from an authorized Company representative, Provider will provide Company and Company’s customers and prospective customers with reasonable access upon prior Notice to the portion of the Facilities used by Provider to provide and perform the Services (including, without limitation, the Data Centers) in order for Provider, in conjunction with a Company representative, to provide tours of such portion of the Facilities in support of Company, which tours shall be performed at the same level and in the same manner as provided by Provider to its customers and prospective customers.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	Provider will operate and maintain the Data Centers during the Term in accordance with the following:

(i)	Provider will (1) maintain the CDC Data Center as an HP Tier 3 Data Center (as defined herein) and (2) remediate the Mingo DC to an HP Tier 3 Data Center by December 31, 2012, and thereafter maintain the Mingo DC at that level.

(ii)	In order for the Provider to successfully meet its obligations for operation and maintenance of the Data Centers as provided herein and the remediation of the Mingo DC, as set forth in the preceding subsection, Provider will provide Company with advance written Notice of the change windows reasonably necessary for Provider to complete such required changes (“Tier 3 Changes”) to the Data Center in accordance with the processes in Exhibit 2.1 of the Services and Support Responsibilities Schedule. If the Provider requested change windows for these Tier 3 Changes will not unreasonably disrupt Company operations (e.g., no Tier 3 Changes during a Company customer migration, material Application changes or annual disaster recovery drills), Provider will have sole discretion to implement these Tier 3 Changes within the specified change windows, after due consideration of concerns communicated to Provider by the Company.

(iii)	Upon reasonable request from Company, Provider will provide Company with data to substantiate that the Data Centers are meeting the obligations set forth herein. Provider will not be obligated to certify compliance with the obligations.

(iv)	If Provider decides (for its own purposes) to change its designation of any of the Data Centers to a level below tier 3, prior to effecting that change in designation, Provider will provide at least 90 days’ prior Notice to Company and an opportunity to discuss the rationale for the change.

2.16.	Technology Governance. The Parties shall comply with the Technology Governance Schedule.

2.17.	Customer Satisfaction Survey.

(a)	Within ninety (90) days after the Effective Date, Provider will select an independent Third-Party and finalize a process for conducting customer satisfaction surveys, both subject to Company’s approval. Such Third Party will conduct a baseline customer satisfaction survey within that ninety (90) day period. Additional customer satisfaction surveys will be performed in accordance with the Customer Survey Schedule; such surveys may be performed by Provider or an independent Third Party, at Company’s option.

(b)	Increasing measures of customer satisfaction will be used by Provider as a key performance factor in determining the incentive compensation of Provider’s Key Personnel and such other account personnel as appropriate.

(c)	Company may identify the customer satisfaction measure as part of a balanced scorecard of Provider’s performance under this Agreement.

(d)	Provider will be responsible for all costs associated with conducting the customer satisfaction surveys and the customer satisfaction survey process described in this Section 2.17 and the Customer Survey Schedule.

(e)	From time to time and at the sole discretion of the Company, additional customer satisfaction surveys limited to particular divisions, units, or Affiliates may be requested

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

upon Notice to Provider, provided that Company shall bear the reasonable, incremental costs associated with such surveys to the extent Company requests more than one such additional surveys in any calendar year. Any such additional survey will be performed in accordance with the Customer Survey Schedule, and may be performed by Provider or an independent Third Party, at Company’s option.

ARTICLE 3. TECHNOLOGY PLATFORMS

3.1.	Third Party Agreements.

(a)	[Reserved.]

(b)	For Equipment leases, Software licenses or Third Party Agreements for which, under the FRM, Provider has financial responsibility but Company retains legal responsibility, Company shall exercise termination or extension rights as directed by Provider, after consultation with Company, provided that Provider shall be responsible for the costs, charges and fees associated with the exercise of such rights. To the extent that Company provides Provider with access to or use of leased Equipment, licensed Software or Third Party Agreements for which the Company retains legal responsibility, Provider will comply with all the obligations of such leases, licenses and Third-Party Agreements. Provider will cease use of such items upon expiration or termination of this Agreement.

3.2.	No Consents. There are no assignments of any contracts requiring a consent in connection with this Agreement. If any required consent is subsequently identified after the Effective Date, the Parties shall cooperate with each other in obtaining such consent or achieving a reasonable alternative arrangement that will permit the Services to continue without interruption or degradation unless and until such consent is obtained.

3.3.	Integration. Provider shall, as part of the Services:

(a)	Ensure, for any Provider initiated changes to Company’s systems, the Services and/or how the Services are performed, that all Services, equipment, networks, Software, enhancements, upgrades, modifications, and other resources (collectively, the “Resources”) utilized by Provider or approved by Provider for utilization by Company in connection with the Services, shall be successfully integrated and interfaced, and shall be compatible, with the services, systems, items, and other resources (collectively, the “Third-Party Resources”) that are being provided to, recommended to, or approved for use by, the Company by third-party service providers. For Company initiated changes (either directly or through third party service providers)to Company’s systems, the Services and/or how the Services are delivered, Provider has the same integration and interface obligations set forth above, provided that (i) the relevant Resources are compatible with Third-Party Resources, or (ii) if Company has instructed Provider to proceed with the changes after notification from Provider of incompatibility, Company shall compensate Provider on a time and materials basis for any incremental costs to address the incompatibility in accordance with the Charges Schedule (all other Services in this Section 3.3(a) are covered by the Base Charges).

(b)

Ensure, for any Provider initiated changes to Company’s systems, the Services and/or how the Services are delivered, that none of the Services or other items provided to Company by Provider shall be adversely affected by, or shall adversely affect, those of any such third-party providers, whether as to functionality, speed, service levels, interconnectivity, reliability, availability, performance, response times, or similar measures. For Company initiated changes (either directly or through third party service providers)to Company’s systems, the Services and/or how the Services are delivered, Provider has the same obligations set forth above to ensure nothing is adversely affected, provided that (i) the relevant Resources are compatible with Third-Party Resources, or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii) if Company has instructed Provider to proceed with the changes after notification from Provider of incompatibility, Company shall compensate Provider on a time and materials basis for any incremental costs to address the incompatibility in accordance with the Charges Schedule (all other Services in this Section 3.3(b) are covered by the Base Charges). Subject to the preceding sentence, to the extent that any interfaces need to be developed or modified in order for the Resources to integrate successfully, and be compatible, with the Third-Party Resources, Provider shall develop or modify such interfaces.

3.4.	Agency.

(a)	Company appoints Provider as the agent of Company, and Provider accepts such appointment as a part of the Services, for the limited purposes of administering, managing, supporting and operating, billing and purchasing under the agreements listed on the Managed Agreement Schedule (the “Managed Agreements”). With respect to the Managed Agreements, Provider shall audit and reconcile all invoices provided by such third party service providers (which shall include determining Company’s allocated portion of such invoice for any Managed Agreement that is used by Company or Provider to perform services for any third party) and provide such audited invoice to Company for payment within the timeframes provided in the applicable Managed Agreements.

(b)	Provider will perform its obligations and responsibilities as an agent under the Managed Agreements subject to the provisions of this Agreement. Upon Company’s request, Provider will provide to Company all material information and documentation related to its activities as Company’s agent with regard to the Managed Agreements.

(c)	Company may terminate or provide additional restrictions on Provider’s agency appointment with respect to the Managed Agreements at any time in Company’s discretion, provided that such action does not adversely affect Provider’s provision of the Services or increase Provider’s costs, unless, at Company’s option, Company agrees to compensate Provider for any such increase in Provider’s costs. Without limiting the generality of the foregoing, at any time and in accordance with the Charges Schedule, Company may add any third party agreement to the list of Managed Agreements in the Managed Agreements Schedule. Furthermore, subject to the first sentence in this subsection (c), at any time, Company may remove any third party agreement from the list of Managed Agreements, provided that such agreement is not used by Provider to provide services to any Assigned Customer.

3.5.	zTPF Migration. Provider and Company will work together to complete the migration of the PSS (Passenger Services System) from TPF 4.1 to the zTPF environment (“PSS zTPF Project”) as follows:

(a)	General.

(i)	Provider and Company recognize the PSS zTPF Project has been in work for a significant period of time, with an established structure and PSS zTPF Project migration plan (“zTPF Plan”). The Parties also recognize due to the large and complex nature of the PSS zTPF Project, at times normal processes may need to be flexible to accommodate the nature of the PSS zTPF Project and will work together to accommodate the project needs.

(ii)	Throughout the remainder of the PSS zTPF Project, Provider and Company will agree on appropriate project information to be communicated to AA to ensure that AA understands its role in the completion of the migration of PSS to the zTPF environment in accordance with the zTPF Plan. In the event of any disagreement on schedules, approach or other matter between Company and AA regarding the PSS migration to zTPF, Company shall be responsible for obtaining AA’s agreement, with assistance from Provider as required.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii)	Provider and Company will work together to optimize the scheduling process in connection with the zTPF Plan and the schedule changes that naturally occur with a large, complex program.

(iv)	Where Company may be financially responsible for increased costs hereunder, Provider and Company will work together, and Provider will use all commercially reasonable measures to negotiate with vendors (e.g. IBM, EMC) to reduce potential costs and exposure of the Company associated with the migration and the use of the PSS infrastructure.

(v)	Provider will be flexible and cooperative in order to maintain the schedule according to the zTPF Plan, including but not limited to modifying normal operating processes to accommodate the zTPF migration and associated activities. If accommodating the necessary flexibility will create substantial risk to the operational stability of the TPF 4.1 or zTPF infrastructure for PSS, Provider and Company shall negotiate in good faith to agree upon risk mitigation measures or accept the risk.

(vi)	Issues and disputes between Company and Provider in connection with the zTPF migration for PSS will be escalated to program leaders as immediately as reasonably practical, and if leaders cannot resolve the issues in an expeditious manner, they will be escalated to executive levels in the Parties on an expedited basis under Section 2.2(d) of the Dispute Resolution Schedule in order to resolve issues with minimal or no impact to the schedule for the zTPF Plan.

(vii)	If the schedule of completion slips from the schedule under the zTPF Plan, Provider will not impose migration blackout windows that would further delay the migration unless a migration blackout date is required to maintain the operational stability of the TPF 4.1 or zTPF infrastructure for PSS. In such event, Provider will notify Company of the need for a blackout period and the reasons it is required. Any such blackout periods shall be timed to minimize the impact on the overall schedule of the zTPF Plan to the extent feasible.

(viii)	From March 30 through May 31, 2012, Provider and Company will manage the activities associated with the zTPF migration on an on-going dynamic basis so that, as necessary, activities under the zTPF Plan can be shifted between days as needed to complete the migration on schedule. If the PSS zTPF migration is not complete by May 31, 2012, this process will continue for the next migration period. If management of the activities in this fashion will create substantial risk to the operational stability of the TPF 4.1 or zTPF infrastructure for PSS, Provider and Company shall negotiate in good faith to agree upon risk mitigation measures or accept the risk.

(b)	Financial Responsibility. Without limiting the financial responsibilities of Provider and Company described elsewhere in the Agreement, in the event that the zTPF migration for PSS is not completed by June 1, 2012, then Company and Provider will have the following specific financial responsibilities associated with the continued use of TPF 4.1 from and after June 1, 2012:

(i)	Company shall be financially responsible for the following (in each case as needed after June 1, 2012 until the completion of the PSS zTPF migration for PSS):

(1)	[ * * * ]

(2)	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	Provider will be responsible for providing labor support required to complete all hardware and software upgrade activities and the remaining Provider PSS zTPF migration activities at no additional cost to Company.

[ * * * ]

(c)	Duty to Mitigate. In order to minimize Company’s financial responsibility as provided above, Provider will work with Company wherever feasible as follows:

(i)	Provider will consult with Company in advance of purchases required, including consultation on type and amount to be acquired and appropriate vendor;

(ii)	Provider will make every reasonable effort to acquire equipment that can be used on a go forward basis (i.e. rather than acquiring equipment that can only be used on a limited or short-term basis); in the event equipment can be used on a go-forward basis, Company will only be responsible for any incremental costs of this equipment versus equipment that would be purchased under the normal course of refresh activity;

(iii)	To the extent applicable, Provider will provide Company with a choice of options on such purchases;

(iv)	If Company disagrees with a Provider selection, Company may escalate the disagreement as a “Dispute” in accordance with the Agreement, and

(v)	In event of disagreement between Provider and Company on equipment purchases, Provider must be able to demonstrate to Company that the Company’s choice will have a material adverse impact on Provider’s ability to perform the Services.

(d)	Provider Responsibility for Failure to Complete Migration. If the Parties fail to complete the PSS zTPF migration by April 30, 2012, and the failure is the result of a HP Delay, then Provider will pay Company a one-time service credit of $[ * * * ] on the May 15 bill. The amount of such service credit paid by Provider will be refunded by Company if the Parties are able to complete the PSS zTPF migration by June 1, 2012.

(e)

Financial Responsibility of VM Test for Failure to Complete WNP Migration. In addition to the PSS zTPF Project, the Parties are migrating WNP from TPF 4.1 to zTPF. The Parties plan to complete that migration by March 31, 2013. Company acknowledges that Provider is required to maintain additional licenses for TPF 4.1 related to the use of the VM Test environment for WNP. Provider is bearing the cost of these additional

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

licenses through March 31, 2013, but if the migration is not complete by that date, except in the case of a HP Delay, Company will thereafter be responsible for Company’s portion [ * * * ]

(f)	IBM TPF 4.1 Extended Support for FOS, FPC and WNP. In addition to the financial responsibilities related to PSS and VM Test for WNP as set forth above in this Section 3.5, starting in January 2012, Company shall be responsible for Company’s share of [ * * * ]

3.6.	Technology Refresh. Provider will refresh software and other technologies in accordance with the Technology Refresh Schedule; provided, however, that Company shall be entitled to direct Provider in Company’s sole discretion to waive, delay or otherwise change the priority of any refresh otherwise required under the Technology Refresh Schedule. Company is not obligated to refresh technologies in accordance with the Technology Refresh Schedule (i.e., the refresh periods set forth in the FRM that are the responsibility of Company are non-binding recommendations, not contractual commitments). Company will reimburse Provider for reasonable labor charges to the extent incurred as a result of Company’s waiver, delay, or other change in priority of any refresh that is allocated to Company under the FRM after Company has instructed Provider to take actions to prepare for such refresh.

3.7.	Technology.

(a)	At least once per year or as requested by Company, Provider shall meet with Company to (i) explain how the systems Provider operates in connection with the Services work; (ii) explain how the Services are provided; and (iii) provide such training and documentation as Company may require for Company to understand and operate such systems, and understand and provide the Services after the expiration or termination of this Agreement.

(b)	Provider shall, as part of the Services, support Company’s technical and operational strategies, which responsibilities shall include (i) monitoring, identifying, evaluating and counseling Company at monthly technology roadmap meetings with respect to emerging and leading edge technologies, platforms and architectures and implementation and utilization of the same in Company’s environments and/or the Services, (ii) using commercially reasonable efforts to share information, opportunities and access with Company to conferences, engagements and other avenues relating to such emerging technologies, platforms and architectures (including corporate partnerships, reseller arrangements and Provider arrangements in which Company could participate), and (iii) complying with Company’s product requirements, and Company’s technological and operational architectures, as each may be amended by Company from time to time.

(c)	Other than as set forth in the FRM, Provider will be neutral in evaluating and implementing third party platforms and systems, as compared with its proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

platforms and systems. Without limiting the generality of the foregoing, whenever Provider submits a proposal for use of new platforms or systems that are proprietary to Provider, unless otherwise agreed by Company, Provider shall also submit proposals contemplating the use of alternative platforms or systems of at least two other vendors, and will fairly represent the merits of all of the solutions presented with the objective of finding the right solution for Company.

(d)	Provider shall perform the Services using generally acknowledged technological advancements and improvements in the methods of delivering the Services, and to the extent required by the Charges Schedule, continue to evolve and change over time its current technologies and business processes used to provide the Services such that, at a minimum, such technologies and processes are consistent with the best practices of a leading information technology outsourcing provider. Provider shall be responsible for the effort and costs (including capital costs) associated with the implementation of such technological advancements and improvements unless and to the extent (a) any such technological advancement and/or improvement constitutes a New Service, or (b) Company requests that an item covered by the Technology Refresh Schedule be refreshed/implemented more quickly than provided in the Technology Refresh Schedule, and in each case, only if and to the extent additional Provider personnel and/or other resources are required to do so in the desired timeframe.

(e)	At Company’s request, no more than once per calendar year during the Term, Provider will conduct an audit of its technology and business processes in relation to leading information technology outsourcing industry practices. If the audit reveals that Provider’s technologies and business processes are not at the level of industry best practice, Provider will implement a plan, subject to Company’s prior approval, to implement the identified best practices within a timeframe acceptable to Company.

(f)	Provider will support all infrastructure and other tools that are necessary to support the Services. Without limiting generality of foregoing, Provider agrees to implement applicable tool upgrades for use in providing Services to Company once such upgrades are part of any of Provider’s standard service offerings.

(g)	Provider shall notify Company of all known backwards compatibility constraints and obtain approval from Company prior to implementation. If Company has instructed Provider to proceed with an upgrade after notification from Provider of a compatibility constraint, and either (i) the upgrade was initiated by Company, or (ii) to the extent the compatibility constraint arises in connection with Company Supported Software, Company shall compensate Provider on a time and materials basis for incremental costs incurred to ensure such compatibility in accordance with the Charges Schedule (all other Services in this Section 3.7(g) are covered by the Base Charges). Backwards compatibility shall include, without limitation, compatibility with the associated Hardware, Software and cabling infrastructure (including without limitation any cables, connectors, sockets, patch panels and distribution points) as configured at the end of the upgrade. If required by Company, Provider shall provide (at Company’s expense) additional transition aids and tools to improve forwards/backwards compatibility in key areas.

(h)	Pursuant to the Benefits Sharing Schedule, Provider will identify and, if applicable, share savings in the cost of delivery of the Services.

(i)	Provider will comply with its commitments in Attachment 4-L to the Charges Schedule.

3.8.

Viruses. Provider will take commercially reasonable measures to prevent a Virus or similar items from being coded or introduced into the systems and the operating environments used to provide the Services. Provider will continue to perform the Virus protection and correction procedures and processes in place at Company prior to the Effective Date, and will continue to review, analyze and implement improvements to and upgrades of such Virus prevention and correction

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programs and processes that are consistent with the Technology Refresh Schedule. If a Virus is found to have been introduced into the systems and/or the operating environments used to provide the Services, Provider shall use commercially reasonable efforts and diligently work to eliminate the effects of the Virus; provided, however, Provider shall take immediate action if required due to the nature or severity of the Virus’ proliferation. Provider’s efforts in respect to any such Virus shall be provided at no additional charge to Company, unless such Virus is introduced by an employee or third party contractor of Company and, at the time of such introduction, there is no commercially available remedy to eliminate the effects of such Virus. Under such circumstances, Company shall compensate Provider on a time and materials basis for incremental costs incurred in accordance with the Charges Schedule.

3.9.	Currency Denominations.

(a)	Provider covenants that any Software developed by Provider, its Affiliates or their subcontractors under this Agreement will accurately process and retrieve data regarding currency, currency denominations or currency calculations at all times, provided that in the case of currency calculations involving the Euro, Provider’s responsibilities will include the Software being Euro Compliant.

(b)	Provider will not be liable under this Section for any inaccuracies, delays, interruptions or errors caused by (i) data that is inaccurate or non-compliant when received by Provider, (ii) the inability to retrieve necessary data from an interface not operated by Provider, when such non-availability precludes normal operation or (iii) changes, modifications, updates or enhancements made to the Software by parties other than Provider, its Affiliates or their subcontractors and the nature of such change prevented normal operation and handling of currencies.

(c)	Provider shall promptly modify such Software and reperform the affected Services, at Provider’s expense, and such modification and reperformance shall be Company’s sole and exclusive remedy for any breach of this Section.

ARTICLE 4. CHANGE MANAGEMENT

4.1.	Change Control Procedures. Except as otherwise expressly provided in the Procedures Manual or the Services Support and Responsibility Schedule, Provider shall not implement any Change to the infrastructure, hardware, software and other system components used in connection with providing the Services without Company’s prior written consent. Notwithstanding the foregoing, with respect to a Shared Systems Change, the Parties shall comply with the provisions of the Technology Governance Schedule. Except as otherwise set forth in this Agreement, all changes and approval procedures for performance under this Agreement shall be made in accordance with the Change Management Process; provided, however that any amendment to this Agreement required by such change or approval shall be effected in accordance with the Contract Change Control Process. Subject to Section 2.15, the Parties’ intent with respect to this Section 4.1 is that Provider shall have the right, at Provider’s cost and expense, so long as there is no adverse impact to Company, to manage all of its resources used in providing the Services as Provider deems appropriate, including relocating Provider equipment, Provider personnel and other Provider resources.

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ARTICLE 5. RESOURCES

5.1.	Resources.

(a)	Except as expressly set forth in this Agreement as Company’s responsibility and obligation, Provider will have the responsibility and obligation to provide and administer, operate, manage, support, and maintain all resources (including, without limitation, personnel, Hardware, Software, facilities and services) necessary or appropriate for Provider to provide, perform and deliver the Services as described in the Agreement.

(b)	Provider will provide and have on site its Client Executive as of the Effective Date and for the duration of the Term and will provide on a timely basis trained and qualified personnel as necessary or appropriate for the timely and proper definition (together with Company), provision, performance and delivery of the Services in accordance with this Agreement.

(c)	Each Party shall be responsible for the risk of loss of and damage to, any Equipment, Software, facilities and Materials in its possession or under its control except to the extent that such loss or damage is caused by the other Party.

ARTICLE 6. SERVICE STAFFING

6.1.	Account Governance. The Parties shall comply with the principles and protocols set forth in the Account Governance Schedule.

6.2.	Project Executives.

(a)	Prior to the Effective Date, Provider and Company will each designate an individual who has the authority to act for the appointing Party and its subcontractors in connection with all aspects of this Agreement (in the case of Company, its Contract Manager and, in the case of Provider, its Client Executive).

(b)	Provider will give Company at least ninety (90) days advance Notice of a change of the person appointed as the Provider Client Executive, unless the Client Executive resigns or is unable to work due to his or her death, disability or any other reason beyond Provider’s reasonable control (such as relocation due to bona fide personal reasons) or is removed at Company’s request. In any such event, Provider will provide Company with Notice of such event as promptly as reasonably possible. Company shall promptly provide Provider with Notice of any concerns that it may have with the proposed change and Provider and Company shall discuss such concerns. Company shall have the right after such discussion to require that its concerns be resolved on a basis to be mutually determined by the Parties. Provider shall not reassign or replace any person assigned as the Client Executive during the first two (2) years of his or her assignment to the Company service team, unless the Provider employee voluntarily resigns from Provider, is unable to work due to his or her death or disability or any other reason beyond Provider’s reasonable control or in consultation with the Company is removed from the Company account for non-performance.

6.3.	Restrictions on Provider Personnel. The Parties shall comply with the provisions of the Restricted Personnel Schedule.

6.4.	Company’s Replacement of Personnel. Company shall have the right at any time, in its sole discretion and at no cost to Company to give Provider Notice requiring that any Provider or subcontractor employee not be appointed, or be removed from, the Provider or subcontractor employee group servicing Company, and be replaced with another Provider subcontractor or employee. Promptly after its receipt of such a Notice, Provider shall remove the personnel identified in Company’s Notice.

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6.5.	Retention of Experienced Resources. If Provider fails to meet the Service Levels persistently or continuously and if Company reasonably believes such failure is attributable in whole or in part to Provider’s reassignment, movement, or other changes in the human resources allocated by Provider to the performance and delivery of the Services and/or to the Provider subcontractors assigned to the Company service team, Company will notify Provider of such belief and the basis for such belief. Upon receipt of such Notice from Company, Provider (a) will promptly provide to Company a report setting forth Provider’s position regarding the matters raised by Company in its Notice; (b) will meet with Company to discuss the matters raised by Company in its Notice and Provider’s positions with regard to such matters; and (c) will promptly and diligently take commercially reasonable action to address any Provider human resource practices and/or processes identified by Company as adversely impacting the performance and delivery of the Services by Provider.

6.6.	Efficient Use of Resources. Provider shall take commercially reasonable actions, consistent with the Service Levels and Service Credits Schedule, to efficiently administer, manage, operate and use the resources employed by Provider to provide and perform the Services that are chargeable to Company under this Agreement.

ARTICLE 7. CHARGES AND DISBURSEMENTS

7.1.	Disbursements. Provider will pay as part of the Services third party providers for the provision of Hardware, Software, other products and services required for the delivery of the Services, except as specifically set forth in the FRM as the responsibility of Company. In addition, Provider will reimburse Company in a timely manner for payments to such third party providers by Company.

7.2.	Charges. In consideration of Provider’s performance of the Services, Company will pay Provider the Charges as set forth in the Charges Schedule in accordance with Section 8.1. The Charges and other amounts expressly stated in this Agreement as the responsibility of Company shall be the only amounts chargeable to Company for the Services and other resources to be provided to Company under this Agreement, except Taxes for which Company is liable pursuant to Section 7.3. Except for reductions provided for herein, no periodic adjustments to the fees will be allowed except for the adjustments for inflation and deflation explicitly defined in the Charges Schedule.

7.3.	Taxes.

(a)

Company shall be responsible and liable for Taxes arising from any provision of services or any transfer or lease of property by Provider to Company, or imposed on any charges, pursuant to this Agreement. Provider shall be responsible for all Taxes that are imposed on acquisition, ownership, or use of property or services by Provider or a Provider Affiliate in the course of providing property or services to Company, it being understood and agreed that this provision shall not relieve the Company of its responsibility and liability for Taxes under this Section 7.3(a) which are imposed upon any transfer or lease of such property from Provider to Company. Company shall not be responsible for any Taxes (i) on Taxes previously paid or incurred by Provider or a Provider Affiliate, (ii) on Taxes imposed by a third party where Provider or a Provider Affiliate is acting as an agent and Company has the responsibility to pay Taxes on charges associated with Managed Agreements; (iii) that are nonrecoverable by Company based on failure by Provider or a Provider Affiliate to register in foreign jurisdictions or provide an invoice in compliance with applicable law; or (iv) arising from the provision of services or the transfer or lease of property that are erroneously charged by Provider or a Provider Affiliate or third party provider where Provider or a Provider Affiliate serves as a pass through agent and are otherwise nontaxable or exempt under applicable Tax law. Company shall be responsible and liable for all customs fees, duties and tariffs imposed on the importation of any goods provided by Provider or any Provider Affiliate to Company or any Company Affiliate hereunder. Provider shall be responsible and liable

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for all value added taxes, goods and services taxes, and similar types of taxes in the nature of a value added or goods and services tax, which are imposed upon the importation into any taxing jurisdiction of any property by Provider or a Provider Affiliate.

(b)	If a member of the Company (i) receives notice or other instructions from a taxing authority that such Company member is required to withhold Withholding Taxes or (ii) otherwise reasonably believes that it is required under applicable law to withhold Withholding Taxes from payments to Provider or any Affiliate of Provider, Company (or such Company member) may withhold Withholding Taxes from such payments, in which case it will timely (a) remit such Withholding Taxes to the appropriate taxing authority and (b) provide to Provider copies of official tax receipts or other evidence sufficient to establish that any such Withholding Taxes have been remitted to appropriate taxing authorities. Provider may provide to Company an exemption certificate acceptable to Company and to the relevant taxing authority, in which case Company will not withhold the Withholding Taxes covered by such certificate. Provider acknowledges that it will be responsible for all Withholding Taxes.

(c)	Company and each member of Company shall pay or reimburse Provider for any Taxes for which it is responsible or liable under this Agreement that are invoiced by Provider or charged under a Managed Agreement by Provider to Company or a member of Company, or that are otherwise determined to be due and payable by a relevant taxing authority, unless Company or the Company member provides Provider or a Provider Affiliate with a valid and applicable exemption certificate, multi-state benefit certificate, or resale certificate or written explanation explaining why Company or the Company member believes the Tax is not applicable. In the event that Company provides such a written explanation to Provider or a Provider Affiliate, Provider may at any time require Company to deliver an opinion letter from outside counsel, selected by Company and reasonably acceptable to Provider, that Company’s position is reasonable under the applicable tax law. The cost of such letter shall be paid by Company. If such a letter is not delivered within thirty (30) days of the request, Company must pay the Taxes invoiced. Such certificate or written explanation does not relieve Company or the Company member of ultimate liability for the Tax to the extent the taxing authority disagrees with the Company or the Company member’s position that no such Tax is due; provided, that Company shall have no liability for Taxes either not yet due and payable or Taxes being contested (unless payment is a condition to contest) in accordance with subsection (e) of this Section.

(d)	Provider shall be responsible for reporting and payment of any real or personal property or ad valorem taxes due on property Provider or a Provider Affiliate owns and property taxes Provider or a Provider Affiliate otherwise has a responsibility to remit, and Company and each member of the Company shall be responsible for reporting and payment of any real or personal property or ad valorem taxes due on property it owns and property taxes it otherwise has a responsibility to remit.

(e)

If Provider or a Provider Affiliate receives notice from any taxing authority with respect to an assessment or potential assessment or imposition of any Tax that Company would be responsible for paying pursuant to Section 7.3(a) or (c) of this Agreement, Provider shall immediately send Notice to Company of such notice. To the extent directed by Company in a Notice sent to Provider within thirty (30) days of Company’s receipt of the Notice from Provider (as described above), Provider and any relevant Provider Affiliate shall timely contest at Company’s direction relating to all actions to be taken to contest such proposed Tax and with Company’s participation, or, if Company so directs and it is feasible for Provider and any relevant Provider Affiliate to segregate out the portion of the Tax claim that relates solely to Company, permit Company to contest, to the extent permissible under applicable Tax law and procedures, such proposed Tax, at Company’s

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expense and in a forum selected by Company and with counsel selected by Company and reasonably acceptable to Provider, until such assessment has been upheld by the decision of an appellate court; except that prior to any judicial contest Provider may require (as a condition to such judicial contest) an opinion letter from counsel selected by Company and reasonably acceptable to Provider that there is a reasonable tax basis for such contest. Any Notice to a Party under this Section 7.3(e) shall also be copied directly to the tax department of that Party, in care of the Vice President-Tax Administration. To the extent Provider or a Provider Affiliate contests a proposed Tax at Company’s direction, and such contest involves claims with respect to Taxes for which Company would not be responsible under Section 7.3(a) or (c), Company shall be responsible only for that portion of expenses of Provider and any relevant Provider Affiliate as are reasonably allocable to the contest of Taxes for which Company would be responsible under Section 7.3(a) or (c). Provider and any relevant Provider Affiliate may compromise, settle, or resolve such a Tax contest under this Section 7.3(e) without Company’s consent (provided such compromise, settlement, or resolution is limited only to the Taxes for the tax period involved) if Provider waives any indemnity rights Provider and any relevant Provider Affiliate has against Company with respect to the Taxes being contested. Otherwise, neither Provider nor any relevant Provider Affiliate may compromise, settle, or resolve such Tax contest without Company’s consent. Notwithstanding the foregoing, should Company (i) not direct Provider either to contest or permit Company to contest, a proposed Tax within thirty (30) days of Company’s receipt of the Notice from Provider described in the first sentence of this paragraph or (ii) revoke its Notice directing Provider to either contest or permit Company to contest a proposed Tax, Provider shall be entitled to contest such proposed Tax at Provider’s expense or compromise, settle, or resolve any contest with respect to such proposed Tax and Company will be responsible for and liable for such Tax, as otherwise provided for in Section 7.3(a) or (c).

(f)	Company and each member of the Company shall be entitled to any Tax refunds or rebates granted to the extent such refunds or rebates are of Taxes that were borne by Company or a Company member. Company or each Company member may require Provider and any relevant Provider Affiliate, at the sole expense of Company, to (i) apply for and diligently pursue a refund of Taxes otherwise payable by Company or the Company member, or (ii) if permitted by law, assign its rights to a refund claim for such Taxes to Company or the Company member.

(g)	The Parties agree to reasonably cooperate with each other to enable each to more accurately determine its own tax liability (including Taxes, Withholding Taxes and property taxes) and to minimize such liability to the extent legally possible. Invoices issued by Provider or a Provider Affiliate shall separately state the amounts of any Taxes Provider or a Provider Affiliate is collecting from Company. In the case of Company, such cooperation shall include providing Provider or any relevant Provider Affiliate any applicable exemption or resale certificates, and information regarding out-of-province or out-of-country sales and use of equipment. In the case of Provider, such cooperation shall include providing Company, at the reasonable and written request of Company, with applicable information regarding delivery or use of materials, services, or sales, and taking reasonable additional steps to minimize Taxes, examples of which include providing Company with thorough invoices and/or additional billing information that may be reasonably requested in order to determine the taxability of specific goods and services provided under this Agreement. If any Taxes are assessed on the provision of any of the Services, including telecommunications, or any portion of the Services that is treated as a sale or rental of tangible personal property to Company, the Parties will work together to segregate all payments under this Agreement into three (3) payment streams: (i) those for taxable Services (separated into types of taxable Services) and taxable sale or rental of tangible personal property; (ii) those for nontaxable services; and (iii) those in which Provider or a Provider Affiliate functions merely as a payment agent for Company in receiving goods, supplies or services (including telecommunications) that otherwise are nontaxable or have previously been subject to tax.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(h)	Responsibility for any stamp taxes (in all cases including any interest and penalties thereon) incurred with respect to International Agreements shall be as follows:

(i)	Except as otherwise provided in Section 7.3(h)(ii) below or as otherwise specified in an International Agreement, Company shall be responsible for any stamp taxes incurred with respect to International Agreements.

(ii)	Provider shall be responsible for any stamp taxes incurred with respect to an International Agreement if such stamp taxes arise in connection with any of the following actions by Provider or any Provider Affiliate.

(A)	Provider or any Provider Affiliate argues or raises the point, or fails to take reasonable care to ensure that any person under its control does not argue or raise the point, in any civil or arbitration proceedings involving or arising from or relating to any International Agreement, that a certified copy of an International Agreement cannot be produced as evidence; or

(B)	Provider or Provider Affiliate brings the International Agreement into the country under whose laws the stamp taxes are imposed in circumstances involving gross negligence on the part of Provider or Provider Affiliate; provided, however, that if Provider and Provider Affiliates use reasonable efforts to avoid any requirement or necessity by production of certified copies of the International Agreements so far as it is lawful and proper to do so, Provider shall not be responsible for stamp taxes under this Section 7.3(h)(ii)(B) by reason of Provider or Provider Affiliate bringing the International Agreement into the country under whose laws the stamp taxes are imposed if the International Agreement is brought into such country for any of the following reasons:

(1)	if it is necessary to produce the International Agreement, or it is required by any Provider Affiliate, to be used as evidence in court, arbitration, taxation or administrative proceedings in the country under whose laws the stamp taxes are imposed, or it is required by any Provider Affiliate for any registration process;

(2)	if it is so required by any court, tribunal or competent tax authority or any regulatory body, authority or agency or it is so required prior to it being relied upon by any Provider Affiliate;

(3)	if it is required by law or any competent authority to be brought into the country under whose laws the stamp taxes are imposed for any other reason;

(4)	if the International Agreement was first signed in the country under whose laws the stamp taxes are imposed;

(5)	if any counterpart or duplicate of the International Agreement has previously been brought into the country under whose laws the stamp taxes are imposed; or

(6)	if the non-production of the International Agreement would bring about a materially adverse effect to Provider’s legal or financial position.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.4.	Service Credits. Each Service Credit shall be applied against the Charges in accordance with the Service Levels and Service Credits Schedule.

7.5.	Benchmarking.

(a)	At the election of Company, Company and Provider shall engage in an objective measurement and comparison process provided for in this Section 7.5 in order to measure the technology, pricing and Service Levels provided by Provider to Company as compared to other organizations receiving similar services (the “Benchmarking Process”). At the option of Company, for each Benchmarking Process, Company may Benchmark all Services provided under this Agreement, an individual Service Tower, or any grouping of the Service Towers.

(b)	At the option of Company, (i) Company may select the Benchmarker, provided that such Benchmarker is an independent third-party benchmarker known within the industry as a benchmarker of information technology services and is not a Specified Provider Competitor of Provider, and Company shall pay all costs associated with the Benchmarking Process; or (ii) the Company and Provider shall mutually agree upon a Benchmarker from among the Approved Benchmarkers and Company and Provider shall share all costs associated with the shared Benchmarking Process. In the event Company selects the Benchmarker in accordance with (i) above, Provider, at its option, may retain a separate benchmarker and Provider shall pay all costs associated with use of such benchmarker. In the event that Company and Provider select a Benchmarker in accordance with (ii) above, the Parties will jointly engage and instruct the Benchmarker, and shall jointly budget for such Benchmarker.

(c)	It is understood that pursuant to this Agreement Provider is undertaking a transformation of certain aspects of the Services, as further set forth in the Transformation Schedule. The Parties agree that as condition of such transformation, Company shall not conduct a Benchmarking Process (i) for the Midrange and Network Service Towers, until twelve months following the earlier of (A) the completion by Provider of such transformation of Services under the Transformation Plan for such affected Service Tower(s), and (B) January 1, 2014, and (ii) for all other Service Towers, until twelve months following the Effective Date. Thereafter, the Benchmarking Process shall be conducted no more frequently than once per twelve (12) month period.

(d)	The Benchmarking Process shall be based upon and consistent with, in all material respects, the benchmarking methodology, principles and approach agreed to by the Parties, in consultation with the Benchmarker, which shall include:

(i)	a representative sampling of a sufficient number of receivers of services comparable to the Services from third-party providers or, subject to subsection (iii) below, from internal service providers (the “Comparators”);

(ii)	any appropriate adjustments due to differences between the Comparators and Company, such as differences in the nature or type of services received by the Comparators and Company, their respective service environments, relative performance standards, volumes, term of agreement, location of services, amount of investments made pursuant to or in connection with the agreement with their respective service provider, and other similar terms and conditions; and

(iii)	with respect to internal service providers, any appropriate adjustments to reflect any cost of administration, overhead charges or cost allocations to other internal departments and market-based margins that are not otherwise included in such data.

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(e)	The Parties shall cooperate with each other and the Benchmarker to facilitate the Benchmarking Process, which shall include providing reasonable information as is necessary to conduct the Benchmarking Process; provided, however, that Provider will not be required to (i) disclose any Confidential or trade secret information, (ii) disclose details of other customers’ confidential information without such customers’ consent, or (iii) provide any information relating to Provider’s margins or costs.

(f)	Within thirty (30) days after the completion of any Benchmarking Process, the Benchmarker shall deliver the results of the Benchmark (the “Benchmark Results”) in a written report, including identification of the figures and supporting documentation, to the Company’s Contract Manager and the Provider Client Executive. If Provider retains a separate benchmarker in accordance with Section 7.5(b), at the time the Benchmark Results are delivered to Provider, Provider will deliver to Company the results of the Provider’s separate benchmark, together with copies of all supporting documentation provided to Provider by such benchmarker.

(g)	For a period of sixty (60) days following delivery of the Benchmark Results from the Benchmarker (the “Benchmark Review Period”), Company and Provider shall review the Benchmark Results, and schedule one or more meetings (which shall include the Benchmarker) to address any issues either Party may have with the Benchmark information or the Benchmark Results.

(h)	A “Benchmarking Condition” will be deemed to exist if the Benchmarking Results reflect that the Services or Service Towers reviewed are not Best in Class with respect to (i) the aggregate price paid by Company for a Service Tower(s) based upon the Service Levels provided by Provider under this Agreement for such Service Tower(s), or (ii) Service Levels for a Service Tower(s) provided by Provider under this Agreement based upon the aggregate price charged by Provider for Services within such Service Tower under this Agreement. For purposes of this Section 7.5, “Best in Class” shall mean that the price of a Service (with respect to (i) above) and/or the Service Levels for such Service (with respect to (ii) above) are within the top quartile (i.e., the most favorable to customers) identified by the Benchmarker in the Benchmarking Results (excluding “outliers”). If a Benchmarking Condition exists, the Parties shall promptly meet and enter into good faith negotiations to determine what adjustments to the Services, the pricing and/or the Service Levels are required to confirm that the Services provided under this Agreement are “Best in Class.”

(i)	Either Company or Provider may in good faith dispute the Benchmark Results, or whether a Benchmarking Condition exists, within sixty-five (65) days of receipt of the Benchmark Results. Any such Notice of dispute shall include a description of the nature of such dispute in sufficient detail so as to enable the Benchmarker and the other Party to assess the motive and merit of the dispute. The Benchmarker shall promptly issue a written response addressing the dispute, and if such dispute requires a change to any of the Benchmark Results, the Benchmarker shall issue the revised Benchmark Results.

(j)

In the event Company and Provider in good faith dispute the revised Benchmark Results or whether a Benchmarking Condition exists or if the Company and Provider have not reached agreement after the Benchmark Review Period, Company may elect to cause the Parties to elevate the Benchmark Results to senior management of each Party who are not directly responsible for this Agreement and such senior management of Company and Provider shall review the Benchmark Results for a period of thirty (30) days (the

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“Oversight Review Period”), and determine in good faith what adjustments to this Agreement, if any, are appropriate based on the Benchmark Results or, if applicable, the revised Benchmark Results. If after the Oversight Review Period the Parties have not reached agreement as to any adjustments to this Agreement, Company may submit such dispute to binding arbitration in accordance with the Dispute Resolution Process.

ARTICLE 8. INVOICING AND PAYMENT

8.1.	Invoicing Procedures.

(a)	Provider shall issue to Company on the fifteenth day of each month, beginning on February 15, 2012, an invoice issued pursuant to Section 8.1(e), local invoices issued for certain foreign services pursuant to Section 8.1(f), and invoices issued pursuant to any International Agreements. Such invoices shall be prepared and issued in accordance with this Section 8.1.

(b)	The sum of the amounts invoiced on all of the invoices issued for a month will be equal to (i) the Charges determined in accordance with the Charges Schedule for the previous month, (ii) increased or decreased by any Service Credits, (iii) increased by any other allocable amounts that are expressly set forth in this Agreement as the responsibility of Company, (iv) increased by any Taxes that are the responsibility of Company under this Agreement and the International Agreements and (v) adjusted for errors or omissions in prior months’ invoices solely to the extent expressly permitted in Section 1.6 of the Charges Schedule; provided that, prior to reflecting any such adjustment on an invoice, Provider shall have reviewed such adjustment with Company and, if requested by Company, provided Company with reasonable supporting documentation. Except as otherwise agreed by the Parties or provided in the Charges Schedule, no invoice for any amount shall be delivered to Company until after the Services which are the subject of such invoice have been provided to Company; provided, however, any Services that are expressly stated in this Agreement as prepaid or paid in advance shall be excluded from the limitation of this sentence to the extent expressly set forth in this Agreement and the Charges Schedule.

(c)	The Charges determined in accordance with the Charges Schedule, Service Credits, and similar items shall be determined as if a single consolidated invoice were being issued for all Services performed pursuant to this Agreement and the International Agreements. The Charges shall be allocated within and among the invoices to be issued pursuant to Section 8.1(e), Section 8.1(f), and the International Agreements as follows:

(i)	In the case of an invoice issued pursuant to Section 8.1(e), the invoice shall reflect the product of the Actual Resource Unit Volumes of relevant Resource Units used by Company in each applicable taxing jurisdiction and the Base Unit Rates applicable to such Resource Units, in each case plus or minus the relevant RRC Adjustments or the ARC Adjustments, respectively. In the case of an invoice issued pursuant to Section 8.1(f) or an International Agreement, the invoice shall reflect the product of the Actual Resource Unit Volumes of relevant Resource Units used by the member of Company or Company branch receiving such invoice and the Base Unit Rates applicable to such Resource Units (adjusted, in connection with certain End User Computing Resource Units, for any applicable desktop regional multiplier as set forth in the Charges Schedule).

(ii)	At such time as the amount of the ARC Adjustments or the RRC Adjustments that would be allocated to Resource Units used by Company outside the U.S. are material, Company and Provider will mutually determine an acceptable alternative solution for allocating the ARC Adjustments and/or the RRC Adjustments among the various jurisdictions, including making any necessary changes to this Agreement.

(iii)	The Parties may agree from time to time to modify the allocation of Charges set forth in this Section 8.1(c).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	The invoice issued pursuant to Section 8.1(e) shall be accompanied by (i) a spreadsheet (A) consolidating, in U.S. Dollars, all of the invoices required to be issued pursuant to Sections 8.1(e) and 8.1(f) and the International Agreements, and (B) detailing the determination and allocation of the Charges in respect of the actual Services performed for the previous month (including, if applicable, any ARCs and RRCs, labor charges, and management fees associated with Pass-Through Expenses and Re-Sale Expenses), and Service Credits, (ii) copies of all such local invoices and International Agreement invoices incorporated in such spreadsheet (translated into English in the case of any invoices not issued in English and detailing translations into U.S. Dollars in the case of any invoices not issued in U.S. Dollars), and (iii) sufficient supporting documentation for all Charges to document the basis for and calculation and allocation of the Charges (including, but not limited to, ARCs, RRCs and any ARC Adjustments or RRC Adjustments) and any reimbursements and such other supporting data underlying the Charges as shall have been reasonably requested by Company. The foregoing items shall be provided as soon as reasonably practicable after consolidation and reconciliation, but in no event later than ten (10) business days after the invoice date. Provider shall also provide to Company, within ten (10) business days after the invoice date, an electronic file that reflects all of the U.S. monthly invoices, charged back to Company internal users as mutually agreed to pursuant to the “Charges Reconciliation Spreadsheet and Charge Back File” used by the Parties immediately prior to the Effective Date or as otherwise mutually agreed to by the Parties.

(e)

Provider or such other U.S. Affiliate as Provider may designate from time to time during the Term, will issue a single invoice to Sabre Inc., or such other U.S. Affiliate as Sabre Inc. may designate from time to time during the Term, on the fifteenth day of each month for all Charges not invoiced in local invoices issued pursuant to Section 8.1(f) or International Agreements. Such invoice will set forth (i) the allocable Charges in respect of the actual Services performed for the previous month, including, if applicable, any ARCs and RRCs, labor charges, and management fees associated with Pass-Through Expenses and Re-Sale Expenses, and allocable Service Credits, (ii) any other allocable amounts that are expressly set forth in this Agreement as the responsibility of Company, (iii) any and all Taxes on the amounts invoiced that are the responsibility of Company under this Agreement, and (iv) any adjustments resulting from errors or omissions in prior months’ invoices solely to the extent expressly permitted in Section 1.6 of the Charges Schedule; provided that, prior to reflecting any such adjustments on such invoice, Provider shall have reviewed such adjustments with Company and, if requested by Company, provided Company with reasonable supporting documentation. All Charges will be invoiced in U.S. Dollars. The invoice, or a report accompanying the invoice that is deemed to be part of the invoice for applicable statutory purposes, will separately state applicable Taxes by tax jurisdiction for which Provider is collecting, the Service to which each Tax relates, and charges for other elements as determined by the Parties. Any ARC Adjustments or RRC Adjustments shall be allocated to the U.S. tax jurisdictions in the invoice issued pursuant to Section 8.1(e) (at the same level of detail as the Base Charges are invoiced) in proportion to the ratio of the number of such Resource Units billed to a particular U.S. tax jurisdiction within such invoice to the total number of all such Resource Units billed to all U.S. tax jurisdictions for such period, and, subject to Section 8.1(c)(iii), no portion thereof shall be allocated to the invoices issued pursuant to Section 8.1(f) or the International Agreements or to any Charges in the invoice issued pursuant to Section 8.1(e) that are attributable to Actual Resource Unit Volumes used by Company outside the U.S. Company will pay each invoice issued pursuant to this

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Section 8.1(e) in U.S. Dollars by wire funds transfer or other electronic means acceptable to Provider to an account specified by Provider within thirty (30) days after the date of Company’s receipt of the invoice; provided, however, that, in the event Company does not receive the spreadsheet and charge back file described in Section 8.1(d) within ten (10) business days after the invoice date, then Company shall not be obligated to pay such invoiced amounts until the following month’s invoice due date.

(f)	In the case of Services that are performed by Provider or an Affiliate of Provider outside of the United States and are provided to Service Locations in the same country outside of the United States to Company, unless Provider and Company agree on a different invoicing arrangement, on the fifteenth day of each month, Provider or the Affiliate of Provider that performed such Services shall issue local invoices to the member of Company or Company branch that has a presence in the country where the Services are performed and provided and where the member of Company or Company branch received such Services. Such invoice will set forth (i) the allocable Charges (including, if applicable, labor charges, and management fees associated with Pass-Through Expenses and Re-Sale Expenses) and Service Credits in respect of the actual Services performed for the previous month outside of the United States and provided to Service Locations outside of the United States to Company, (ii) any other allocable amounts that are expressly set forth in this Agreement as the responsibility of Company, (iii) any and all Taxes thereon that are the responsibility of Company under this Agreement, and (iv) any adjustments resulting from errors or omissions in prior months’ invoices solely to the extent expressly permitted in Section 1.6 of the Charges Schedule; provided that, prior to reflecting any such adjustments on such invoice, Provider shall have reviewed such adjustments with Company and, if requested by Company, provided Company with reasonable supporting documentation. The invoices, or reports accompanying the invoices which are deemed to be part of the invoices for statutory purposes, will separately state applicable Taxes by tax jurisdiction for which Provider is collecting, the Service to which each Tax relates, and charges for other elements as determined by the Parties. All charges, credits, Taxes, and other amounts set forth in such invoice shall be in local currency (or such other currency as may be agreed to by the Parties from time to time), translating the Charges established in accordance with the Charges Schedule based on the mechanism set forth in Section 8.1(i). If Services are provided by Provider or an Affiliate of Provider in one country but are provided to a Service Location in a different country (“Cross Border Services”), invoicing and payment shall be effected on a case-by-case basis in a manner which is mutually agreed to by Provider and Company and which attempts to minimize Taxes for which Company is responsible, Withholding Taxes for which Provider is responsible, taxes on intercompany charges among Company and its Affiliates, and taxes on intercompany charges among Provider and its Affiliates; provided, however, that in the absence of such mutual agreement, Charges for such Cross Border Services shall be included in the invoice provided by Provider pursuant to Section 8.1(e). The member of Company or the Company branch to which such invoice was sent will pay each invoice to Provider or the Affiliate of Provider specified on the invoice within thirty (30) days after the date of Company’s receipt of the invoice; provided, however, that, in the event Company does not receive the spreadsheet and charge back file described in Section 8.1(d) within ten (10) business days after the invoice date, then Company shall not be obligated to pay such invoiced amounts until the following month’s invoice due date.

(g)	Except as expressly provided otherwise in an International Agreement, all invoicing and payment terms and conditions for Services provided pursuant to such International Agreement shall be as specified in Section 8.1(f) with respect to local-to-local invoicing.

(h)	The Parties shall make reasonable efforts to adopt mutually agreeable invoicing and payment methods and procedures to minimize Withholding Taxes for which Provider would be liable and Taxes for which Company would be liable.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	If this Agreement requires that the Charges be converted from U.S. Dollars into any local currency, then such conversion shall be made using the applicable Initial Rate of Exchange. Such Initial Rate of Exchange shall be used, as necessary, for local invoicing until March 31, 2012. The local currency Charges shall be calculated each calendar quarter thereafter during the Term, as necessary, using the applicable Rate of Exchange. In the event the Quarterly Reference Source becomes unavailable or unreliable during the Term, a new quarterly rate source, to be mutually agreed upon by Provider and Company, shall be used thereafter.

For purposes of this Section 8.1(i):

“Initial Rate of Exchange” for any particular foreign currency shall mean the rate at which Provider would be able to purchase such foreign currency with U.S. Dollars using the Initial Reference Source on January 1, 2012.

“Initial Reference Source” shall mean the rate determined in accordance with the following:

Source: Olsen FXConverter: 164 Currency Converter

Rate: Interbank rate

URL: http://www.oanda.com/convert/classic

Date: January 1, 2012

“Quarterly Reference Source” shall mean the rate determined in accordance with the following:

Source: FXHistory: historical currency exchange rates

Rate: Interbank rate

URL: http://www.oanda.com/convert/fxhistory

Date: Average for the preceding calendar quarter.

“Rate of Exchange” for any particular foreign currency shall mean the rate at which Provider would be able to purchase such foreign currency with U.S. Dollars, calculated using the then current Quarterly Reference Source.

(j)	For the avoidance of doubt, any amounts payable to any third party pursuant to a Managed Agreement shall not be included in any invoice provided by Provider to Company in accordance with this Section 8.1. Invoices for such amounts payable by Company under such Managed Agreements will be validated by Provider and provided to Company in accordance with Section 3.4 of this Agreement.

8.2.	Disputed Charges/Credits/Set-off.

(a)	In the event Company disputes the accuracy or applicability of a charge or credit or other financial arrangement described in this Agreement, Company shall notify Provider of such dispute as soon as practicable after the discrepancy has been discovered. Any undisputed amounts will be paid by Company. In the event Company disputes an invoice in good faith, Company may withhold payment of particular Charges that Company disputes, subject to the following: (i) Company providing to Provider concurrently with the withholding of the disputed Charges a reasonably detailed explanation of the basis of the dispute and initiating the Dispute Resolution Process; and (ii) the amount Company may withhold at any one time pursuant to this Section 8.2 shall not in the aggregate exceed [ * * * ] (the “Aggregate Disputed Amount”), subject to the Transformation Schedule.

(b)	Company shall deposit into an interest-bearing escrow account any disputed amount in excess of the Aggregate Disputed Amount within three (3) Business Days after such

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

disputed amounts are due, provided that Company shall retain any and all rights to contest Provider’s entitlement to such disputed amount. Company shall promptly furnish evidence of any escrow deposit to Provider. The escrow account will be established pursuant to an escrow agreement with a major national bank that provides that (i) the costs of such escrow account will be shared equally by the Parties, and (ii) the funds therein (including Charges and Taxes), including the accrued interest, will be disbursed to Company or Provider, as applicable, in accordance with the results of the Dispute Resolution Process or by mutual agreement of the Parties.

(c)	If Company fails to escrow disputed amounts within thirty (30) days after Notice from Provider of Company’s failure to escrow such amounts in accordance with this Section 8.2, Provider (i) may, after giving Company at least fifteen (15) days prior Notice, apply to a court of competent jurisdiction (subject to Section 20.2) to seek injunctive relief for such failure, or (ii) will have the right to terminate this Agreement pursuant to Section 12.6.

(d)	Company shall have the right to set off against amounts owed by the Company under this Agreement any amount that Provider is obligated to pay or credit the Company under this Agreement, except to the extent such setoffs occur across different countries. Any such set-off shall not be treated as disputed under Section 8.2(a) or otherwise count towards the Aggregate Disputed Amount unless it is in fact the subject of a dispute.

8.3.	Late Fees. Any amount owed by a Party under this Agreement and not paid when due (other than amounts properly disputed in accordance with Section 8.2) will bear interest until paid at a rate equal to the lesser of (i) [ * * * ] % plus the prime rate established from time to time by Citibank, N.A. (or its successor) or (ii) the maximum rate of interest allowed by applicable law.

ARTICLE 9. TECHNOLOGY RIGHTS

9.1.	Technology Rights. The Parties shall comply with the terms and conditions of the Technology License Agreement. In the event Provider breaches any of its material duties or material obligations under the Technology License Agreement, Company shall have the rights available to it under Section 12.3(a)(i) herein, subject to the provisions thereof; provided, however, that such breach shall not give rise to an independent right of Company to terminate the Technology License Agreement, except to the extent provided in Section 4.1 therein.

9.2.	Technology Definitions; Use. The Parties agree that all of the terms and conditions of Section 9.2 of the Original Agreement remain in full force and effect.

9.3.	Ownership of Certain Developed Information. The Parties agree that all of the terms and conditions contained in Section 9.3(a) and (b) of the Original Agreement, including the amendment of Section 2.2(f) of the Technology License Agreement, remain in full force and effect. For the avoidance of doubt, (i) references in the Technology License Agreement to the Outsourcing Agreement and any defined terms in the Outsourcing Agreement shall, from and after January 1, 2012, be deemed references to this Agreement and such terms as they are defined herein, and (ii) references within the Technology License Agreement to terms defined in the Commercial Agreement shall continue to have the same meanings originally ascribed to them notwithstanding the termination of the Commercial Agreement. “Commercial Agreement” means that certain Commercial Agreement between Sabre and Provider effective as of July 1, 2001.

ARTICLE 10. CONFIDENTIALITY

10.1.	Covenants. Each Party will agree to hold the other Party’s Confidential Information in trust and confidence in accordance with the Confidentiality Schedule, and will not use such other Party’s

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Confidential Information except in accordance with the Confidentiality Schedule. Notwithstanding any of the provisions of the Confidentiality Schedule, Provider shall provide Company with information related to the Services that Company reasonably requests to enable Company to draft an RFP for some or all of the Services or any New Services and to provide (subject to reasonable confidentiality protections) due diligence information to recipients of an RFP (irrespective of whether Provider is a recipient of such RFP), and in each case Company may provide such RFP and/or information to prospective service providers (subject to reasonable confidentiality protections). Provider further agrees to provide other reasonable RFP assistance to Company, provided Company does not release the Provider Confidential Information, except to the extent permitted by, or otherwise in accordance with, the terms of the Confidentiality Schedule.

10.2.	Limitations. The confidentiality covenants will expire the earlier of two (2) years after the termination or expiration of this Agreement in its entirety or the date that information no longer qualifies as confidential. Notwithstanding the foregoing, the confidentiality covenants shall continue for trade secret information until such information loses its status as a trade secret.

ARTICLE 11. SECURITY

11.1.	Data Ownership. All of the Company’s Confidential Information is the exclusive property of Company and the furnishing of the Company’s Confidential Information to, or access to such items by, Provider and/or its subcontractors will not grant any express or implied license to or interest in Provider and/or its subcontractors relating to the Company’s Confidential Information except as required to perform the Services pursuant to this Agreement. Upon request by Company at any time and from time to time and without regard to the default status of the Parties under this Agreement, Provider and/or its subcontractors shall promptly deliver to Company its Confidential Information in such electronic format as specified by the Company together with a hard copy thereof. Provider and/or its subcontractors will hold Company’s Confidential Information logically separate from the Confidential Information of any other customer of Provider.

11.2.	Data Security. Provider will establish and maintain safeguards against unauthorized access, destruction, loss, or alteration of Company’s Confidential Information under Provider’s control that are agreed to by the Parties as attached to the Data Privacy and Security Schedule. Provider’s safeguards shall meet or exceed applicable industry standards. Company shall be entitled from time to time to supplement or otherwise require changes to the security procedures to be enforced by Provider in accordance with the Change Management Process, provided that Company shall compensate Provider on a time and materials basis for any such supplements or changes pursuant to the Charges Schedule. The Parties shall comply with the terms and conditions set forth in the Data Privacy and Security Schedule.

11.3.	Other Security Measures. Provider and Company will comply with all relevant and applicable Company and Provider security policies, standards, requirements and specifications regarding the Facilities set forth in the Services and Support Responsibilities Schedule. Provider will provide the hardware and software set forth in the applicable Schedules to implement the security measures agreed upon by the Parties and specified in the Schedules. If Provider provides the Services from a physical location that is shared with a third party, Provider shall develop a process, subject to Company’s reasonable approval, to restrict access to the Company’s Confidential Information by Provider’s employees, subcontractors or agents engaged in business activities relating to a competitor of Company.

ARTICLE 12. TERM AND TERMINATION

12.1.	Term. Except as provided in Section 1.9, the term of this Agreement will begin as of the Effective Date and will end on December 31, 2017 (the “Term”), unless earlier terminated or extended in accordance with the provisions of this Agreement.

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12.2.	Renewal. Upon expiration of the initial Term, Company may, at its option, renew this Agreement for up to three (3) additional one (1) year terms. The terms and conditions of this Agreement (including, without limitation, the Charges Schedule) shall govern each such renewal term. Company shall notify Provider of its intent to renew at least one hundred eighty (180) days prior to the expiration of the initial Term or any renewal term.

12.3.	Termination by Company for Cause.

(a)	Company may terminate this Agreement in its entirety for cause, without payment of any Winddown Expenses as follows:

(i)	if Provider (i) materially breaches this Agreement and does not cure such breach within thirty (30) days of Notice (which Notice shall be sent to Provider’s General Counsel and identify specifically the basis for such Notice and referring to this Section 12.3(a)(i)); (ii) materially breaches this Agreement in a manner that is not capable of being cured within thirty (30) days; (iii) commits numerous breaches under the Agreement which in the aggregate are material and Provider fails within thirty (30) days to cure such breaches by delivery of a plan of remediation acceptable to the Company, or fails to comply with any such Company approved plan of remediation in any material respect; or (iv) breaches its Disaster Recovery Services obligations.

(ii)	Upon thirty (30) days Notice to Provider’s General Counsel, identifying specifically the basis for such Notice and referring to this Section 12.3(a)(ii), if Provider fails to meet the Service Levels such that an SLA Termination Event occurs; or

(iii)	Immediately upon Notice to Provider’s General Counsel if Provider becomes insolvent or is unable to pay its debts or enters into or files (or has filed or commenced against it) a petition, arrangement, application, action or other proceeding seeking relief or protection under the bankruptcy laws of the United States or any similar laws of the United States or any state of the United States or any other country.

(b)	Company may terminate this Agreement by Service Tower for cause, without payment of any Winddown Expenses as follows:

(i)	if Provider (i) materially breaches its service obligations with respect to such Service Tower and does not cure such breach within thirty (30) days of Notice (which Notice shall be sent to Provider’s General Counsel and identify specifically the basis for such Notice and referring to this Section 12.3(b)(i)); (ii) materially breaches its service obligations with respect to such Service Tower in a manner which is not capable of being cured within thirty (30) days; or (iii) commits numerous breaches of its service obligations with respect to the Service Tower which in the aggregate are material and Provider fails within thirty (30) days to cure such breach by delivery of a plan of remediation acceptable to the Company, or fails to comply with any such Company approved plan of remediation in any material respect.

(ii)	Upon thirty (30) days Notice to Provider’s General Counsel, identifying specifically the basis for such Notice and referring to this Section 12.3(b)(ii), if Provider fails to meet the Service Levels such that an SLA Termination Event under clause (b) for the definition for SLA Termination Event occurs in respect of the relevant Service Tower;

(iii)	If the Company chooses to terminate this Agreement by Service Tower, the charges payable under the Agreement for the remaining Service Towers not terminated will be equitably adjusted downward to reflect only those remaining Service Towers.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.4.	Termination by Company for Convenience or Change in Control.

(a)	Company may elect to terminate the Agreement for its convenience either in its entirety or by Service Tower by providing Provider with one hundred eighty (180) days’ prior Notice at any time after June 30, 2013, stating Company’s election to terminate the Agreement in its entirety or by applicable Service Tower for its convenience and the effective date of such termination. For the avoidance of doubt, the Parties agree and acknowledge that the earliest any such termination for convenience may take effect is January 1, 2014. Upon a termination for convenience, Company shall pay the Winddown Expenses applicable to the terminated Services. For purposes of this Section 12.4(a), in order for Company to terminate this Agreement by any of the Service Towers in the Tower Group for convenience, Company must terminate all of the Service Towers in the Tower Group.

(b)	At any time within one hundred twenty (120) days after a Change of Control of Company, Company may elect to terminate this Agreement by providing Provider with one hundred eighty (180) days’ prior Notice stating Company’s election to terminate the Agreement for its Change of Control and the effective date of such termination. Upon a termination for a Change of Control of Company, Company shall pay the Winddown Expenses.

(c)	At any time within one hundred twenty (120) days after the later to occur of (i) the effective date of the Change of Control of Provider by a Specified Company Competitor, and (ii) the date on which Provider gives Company Notice of the effective date of such Change of Control, Company may elect to terminate this Agreement for a Change of Control of Provider by a Specified Company Competitor by providing Provider with one hundred eighty (180) days’ prior written Notice stating Company’s election to terminate the Agreement for a Change of Control of Provider and the effective date of such termination. Upon a termination in connection with a Change of Control of Provider, Company shall pay the Winddown Expenses.

12.5.	Termination by Company for Force Majeure Event. Company may elect to terminate this Agreement in whole or in part upon a continuing Force Majeure Event in accordance with Section 19.1(c)(ii). Upon such termination, Company shall pay [ * * * ] of the Winddown Expenses applicable to the terminated Services.

12.6.	Termination by Provider. Provider may terminate this Agreement for failure by Company (a) to pay undisputed Charges in accordance with this Agreement in excess of [ * * * ], (b) to comply with its obligations with respect to the escrow of disputed amounts as provided in Section 8.2(c), or (c) to pay any final, non-appealable judgment awarded against Company by a court of competent jurisdiction with respect to Company’s failure to pay a Claim for which Company is responsible under Section 16.2, in each case which failure to pay or comply remains uncured (x) for a period of thirty (30) days after Notice thereof from Provider to Company’s Chief Executive Officer and General Counsel, identifying specifically the basis for such Notice and referring to this Section 12.6, and (y) in the event such failure remains uncured after such thirty-day period, for an additional period of five (5) business days after Notice thereof from Provider to Company’s Chief Executive Officer, identifying specifically the basis for such Notice and referring to this Section 12.6.

12.7.	Survival of Cross-Functional Services. With respect to any Cross-Functional Service, in the event of the termination of this Agreement by Service Tower, those Cross-Functional Services

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

supporting such terminated Service Tower shall be deemed terminated pursuant to this Article 12. Notwithstanding the foregoing, any Cross-Functional Services performed by Provider in support of any non-terminated Service Tower(s) shall not be deemed terminated.

12.8.	Mitigation of Winddown Expenses. Provider shall use all reasonable efforts to mitigate and minimize any and all Winddown Expenses. Provider shall provide a breakdown of all Winddown Expenses in detail reasonably acceptable to Company and all invoices for Winddown Expenses will be subject to audit by Company in accordance with the Audit Procedures Schedule.

ARTICLE 13. EFFECT OF TERMINATION

13.1.	Survival of Selected Provisions. Notwithstanding the expiration or earlier termination of the Services or this Agreement for any reason however described, the following Sections of this Agreement shall survive any such expiration or termination: Article 8, Article 9, Article 10, Article 13 (including any associated obligations for payment under Article 7 with respect to Termination Assistance Services and Services provided by Provider prior to any expiration or termination), Article 14, Article 16, Article 18 and Article 20.

13.2.	Extension. Upon any termination or expiration of this Agreement by either Party, Company may extend the Termination Assistance Period for a period not to exceed one (1) year after the otherwise effective date of termination or expiration, except that, solely with respect to the Services related to the operation of the Distribution System, Company may extend the Termination Assistance Period for a period up to twenty-four (24) months after a termination or expiration. The provisions of this Agreement will remain in effect during such extension. Company may exercise such option by providing Provider Notice of its wish to extend at least sixty (60) days prior to the otherwise effective date of termination.

13.3.	Termination Assistance.

(a)	Commencing (i) six (6) months prior to the expiration of the Agreement; (ii) upon any notice of termination or non-renewal of the Agreement; or (iii) six (6) months prior to any other ceasing of Services under the Agreement and continuing through the effective date of expiration, termination or cessation (the “Termination Assistance Period”), the Provider will provide to the Company or to its designee (severally and collectively, “Successor”), Termination Assistance Services. Provider will perform the Termination Assistance Services in accordance with the Termination Assistance Plan, which the parties shall update in accordance with the Termination Assistance Schedule within 180 days after the Effective Date. The Termination Assistance Plan shall address capacity planning, business process planning, facilities planning, human resource planning, technology planning, telecommunications planning and other planning necessary to effect the transition. Every six (6) months after the Effective Date, and at the completion of any significant Change to the Shared Systems or consolidation of assets or resources used to provide the Services, Provider shall present to Company a proposal to update such plan as it applies to the Shared Systems.

(b)	The provisions of this Agreement will remain in effect during the Termination Assistance Period. The Provider shall provide the Termination Assistance Services regardless of the reason for termination or expiration; provided that, solely in the event that Provider has terminated this Agreement in accordance with Section 12.6, (i) Provider’s obligation to perform Termination Assistance Services shall be conditioned upon monthly receipt of payment from Company in advance of estimated monthly amounts due for such services, and (ii) at the end of each month during the Termination Assistance Period the Parties will reconcile any estimated amounts actually paid against the Charges for Termination Assistance Services actually performed during such month. Regardless of the reason for termination or expiration, the quality of the Services provided by the Provider, and the Provider’s performance otherwise will not be degraded during the Termination Assistance Period.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	As part of the Termination Assistance Services, the Provider will (i) provide such information as Company may reasonably request relating to the number and function of each of the Provider’s personnel who are employed or contracted by the Provider to perform the Services under the Agreement, and the Provider will make such information available to potential Successors as designated by Company; (ii) not make any material changes to the level of Service or number of employees assigned to perform functions for Company under the Agreement that in either event have a negative impact on Company or the Services; and (iii) not change the level of Service or reassign the Provider’s employees or contractors away from performance of functions under the Agreement that in either event have a negative impact on Company or the Services. Successor or Company will have the right to extend offers of employment to all Provider personnel primarily assigned to or working on Company account. Provider will provide reasonable access to these employees and will not interfere with the Successor’s and/or Company’s efforts to hire them (e.g., by making counteroffers).

(d)	For a period of twelve (12) months following the Termination Assistance Period, the Provider will provide, at Company’s request, any or all of the Services being performed by the Provider prior to the effective date of the relevant termination or expiration, including Termination Assistance Services. Such Services will be provided subject to the provisions of the Agreement as such provisions would have been applicable to the Services prior to the relevant effective date of termination or expiration.

(e)	To the extent that the Provider has incorporated Company’s network into a Provider proprietary network, the Provider will provide up to two (2) years of continued network services at the then current contract rates for such service, in order to permit the Company to establish its own network in an orderly manner.

(f)	At Company’s request, Provider will obtain any required consents from Third Parties and (i) assign to the Successor leases for some or all of the Hardware used primarily to provide the Services as of the date of termination or expiration of this Agreement; (ii) assign any contracts for services provided by Third Parties to Provider and used by the Provider to provide Services; and (iii) sell to the Successor, at Provider’s then-current book value, some or all of the Hardware owned by the Provider and used primarily to provide the Services.

13.4.	Other Rights. At the expiration or earlier termination of this Agreement or Service Tower for any reason, however described, and, subject to Sections 8.2, 13.7 and 18.2, Provider agrees that, at Company’s election (and, solely in the event that Provider has terminated this Agreement in accordance with Section 12.6, subject to payment by Company of all undisputed amounts owed under this Agreement):

(a)	Provider will return to Company at no charge all licenses, Hardware, Software, and other assets owned, leased or licensed by Company and provided to Provider for purposes of performing the Services (or the Services then being terminated).

(b)

Upon Company’s request, Provider will sell to Company all other Hardware and other equipment that is owned by Provider and which on the date of expiration or termination of this Agreement in its entirety or by Service Tower is used primarily to perform the Services (or the Services then being terminated). Company will pay Provider the net book value for such Hardware and other equipment. In the case of Hardware or other equipment that Provider is leasing and which on the date of expiration or termination of this Agreement in its entirety or by Service Tower that is used primarily to perform the Services (or the Services then being terminated), Provider agrees to permit Company or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

its designee to either buy-out the lease on such Hardware or other equipment and purchase the hardware or other equipment from the lessor or assume the lease(s) on the terms and conditions provided in such lease. Company shall be responsible for any sales, use or similar taxes associated with such purchase of such hardware or the assumption of such leases.

(c)	Provider will grant to Company a nonexclusive, worldwide, royalty-free, perpetual, paid-up source and object code license to use, execute, operate, reproduce, display, perform, modify, develop, and personalize all Software proprietary to Provider(excluding HP Commercially Available Software) and Materials which on the date of expiration or termination of this Agreement in its entirety or by Service Tower Provider is using to perform the Services (or the Services then being terminated). Provider will grant substantially equivalent access rights to such Software and Materials to any Successor. Company shall not be obligated to reimburse Provider for any one-time fees that may otherwise be chargeable for such Software or Materials. Notwithstanding the foregoing, with respect to proprietary tools that are not HP Commercially Available Software which on the date of expiration or termination of this Agreement in its entirety or by Service Tower Provider is using to provide the Services (or the Services then being terminated), such license shall not be perpetual but shall only be for a reasonable commercial period for Company to obtain comparable replacement tools, but in any event not greater than eighteen (18) months.

Provider will grant to Company a nonexclusive, worldwide, object code license to use, execute, operate, reproduce, display, and perform all HP Commercially Available Software which on the date of expiration or termination of this Agreement in its entirety or by Service Tower Provider is using to perform the Services (or the Services then being terminated). The license terms will be consistent with the terms generally applicable to the public for such Software (including without limitation term and termination, and rights to source code, if any); provided that notwithstanding the other terms of this Section 13.4(c), the license for tools included in HP Commercially Available Software will be royalty free and fully paid up for the first 18 months. Provider will work with Company to minimize any one-time license fees that may be due for such license (with respect to tools, at the end of the initial 18 month period). Provider will grant substantially equivalent access rights to such HP Commercially Available Software to any Successor.

Provider acknowledges and agrees that as of the Effective Date, Provider does not use any of its proprietary Software to provide the Services, except for its proprietary tools.

The licenses to be granted pursuant to this subsection (c) shall be subject to the following terms and conditions:

(i)	such license shall be granted (A) solely to the extent necessary for Company, or a Successor, to continue providing the Services (and other similar services or portions thereof) to Company and Authorized Users, (B) solely for the normal business purposes and practices of Company as such existed prior to the effective date of termination or expiration, as the same may evolve in the ordinary course of business, and (C) not as part of any commercial exploitation as a stand-alone product or separately from the Services for which it is a part. Such license shall be provided “As Is”; provided, however, that such license shall be subject to any warranties generally provided to other users of such Software or Materials. Such license shall be non-assignable and non-transferable.

(ii)	Provider hereby reserves all rights not expressly granted in this subsection (c) to Company with respect to such Software and Materials.

(iii)	Unless mutually agreed otherwise, Provider shall not be required to maintain, which includes correcting any defects or providing any upgrades to, such Software and Materials; provided, however, that if Provider is then making maintenance available to other customers with respect to any such item of Software or Materials, then Provider will offer maintenance with respect to such item on commercially reasonable terms and conditions (including pricing terms and conditions).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	For third party Software and Materials which on the date of expiration or termination of this Agreement in its entirety or by Service Tower Provider is using:

(i)	solely to provide the Services (or the Services then being terminated) to Company (other than any Provider or Provider Affiliate corporate master agreement), upon Company’s request and to the extent permissible under the applicable third party agreement, Provider will assign or transfer its license, if any, to such Software and Materials to Company or its designee upon Company’s reimbursement to Provider of any initial, one-time license or purchase charges in an amount equal to the remaining unamortized value, if any, for the Software and Materials, depreciated over a five-year life, and any transfer fees imposed by the applicable third party; and

(ii)	to provide Services (or the Services then being terminated) to Company and other customers, Provider will provide reasonable assistance to Company in obtaining licenses for such Software and Materials (and, failing that, in obtaining a mutually agreeable commercially available substitute, if available, to perform the same functions).

(e)	For third party agreements (such as machine maintenance, disaster recovery or other such services) applicable as of the date of expiration or termination of this Agreement in its entirety or by Service Tower which Provider is using:

(i)	solely to provide the Services (or the Services then being terminated) to Company (other than any Provider or Provider Affiliate corporate master agreement), upon Company’s request and to the extent permissible under the applicable third party agreement, Provider will assign or transfer such third party agreements to Company or Successor on mutually acceptable terms and conditions, and Company or Successor shall pay any transfer fee or charge imposed by the applicable third party; and

(ii)	to provide Services (or the Services then being terminated) to Company and other customers, Provider will provide reasonable assistance to Company in obtaining the services covered by such third party agreements (and, failing that, in obtaining a mutually agreeable commercially available substitute, if available, to perform the same services).

(f)	During the Term, Provider will use commercially reasonable efforts to negotiate arrangements with third parties that will minimize the amount of license, maintenance, lease, service (including network service), transfer, assignment and other fees to be paid by Company under this Section 13.4 or in connection payments by Company of Winddown Expenses. Company may participate in the negotiation of arrangements. Provider shall provide reasonable advance Notice to Company of such anticipated negotiations.

(g)	Company and Successor(s) shall have the right to make offers of employment to any or all Provider employees who are primarily assigned to perform or performing Services for

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Company hereunder (the “Services Employees”). Promptly after either Party sends the other Party Notice of termination or expiration with the prior consent of each Services Employee (each of whom Provider will notify of Company’s interest), Provider shall promptly inform all Service Employees of Company’s rights under this Section 13.4(g) and (at the same time) solicit each Service Employee to consent to Provider’s provision of their name and resume to Company for purposes of permitting Company to exercise its rights hereunder. Upon receiving any such consent, Provider agrees to supply Company with the relevant name and resume, at no charge. Provider will provide reasonable access to Services Employees that have consented to providing their name and resume to Company and will not interfere with Company’s or Successor’s efforts to hire them. Company’s rights under this Section 13.4 will take precedence over any Provider/employee employment contract or covenant that may otherwise limit an employee’s right to accept employment with Company or a Successor; provided however, that Provider and Company shall cooperate in good faith to mitigate the potential for any negative impact to the Services created by Company’s rights hereunder.

(h)	Provider will provide reasonable, appropriate training for the employees of Company or a Successor who will be assuming responsibility for operating the Software and Hardware then used by Provider in performing the Services.

(i)	During the Termination Assistance Period, Provider will provide Company and its third parties supporting the Company Business, such as contractors and subcontractors, as necessary, with reasonable access to the Hardware, Software and other resources used by Provider to deliver the Services, provided that (i) any such access does not interfere with Provider’s ability to provide the Services or Termination Assistance Services; and (ii) such third parties and Company comply with Provider’s security and confidentiality requirements, including execution of a confidentiality agreement reasonably acceptable to Provider.

(j)	Upon Company’s request, Provider will provide Company reasonably detailed specifications for the Hardware, Software, network engineering diagrams and network device configurations needed by Company to properly provide the Services (subject to Section 13.3 hereof).

13.5.	Additional Other Rights for Shared Systems. In addition to and without limiting the terms set forth in Section 13.4 above, Provider agrees that:

(a)	at the expiration of this Agreement or early termination of this Agreement for any reason, at Company’s election, Provider will sell to Company all Hardware or similar Hardware of equal functionality and performance that as of the date of expiration or termination of this Agreement Provider is using to perform the Services on the Shared Systems. Company will pay Provider the net book value for such Hardware. In the case of Hardware that Provider is leasing for the Shared Systems, Provider agrees either to (i) permit Company or its designee to either buy-out the lease on such hardware and purchase the hardware from the lessor or assume the lease(s) and secure the release of Provider thereon or (ii) to use commercially reasonable efforts to assist the Company to obtain similar leases on similar terms. Company shall be responsible for any sales, use or similar Taxes associated with such purchase of such Hardware or the assumption of such leases;

(b)	immediately upon termination of this Agreement by Company pursuant to Section 12.3(a)(ii) with respect to an SLA Termination Event (as that term is defined in the Glossary under (b) of the term of “SLA Termination Event”) (the “Termination Event”) Company may, in its discretion, exercise its rights under this Section 13.5(b). For a period not to exceed one (1) week after the Termination Event, Provider agrees to allow Company, or a third party (other than a Specified Provider Competitor) on behalf of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Company, to have reasonable and necessary access to personnel, and access to, and the use of, the portion of the Facilities, data, documentation and procedures then used by Provider to perform the Services associated with the Distribution System (the “Covered Services”), for the limited purpose of assessing and analyzing the Covered Services. During the two week period after expiration of such access, Company may review and analyze the results of its investigation and, in its discretion, develop a management recovery plan (the “Management Recovery Plan”). For a period not to exceed one (1) week thereafter, if Company elects to implement the Management Recovery Plan, Provider shall allow Company to manage, as Company deems reasonably appropriate, the day to day operations of the Covered Services and those employees and subcontractors of Provider supporting the Covered Services; provided that:

(i)	Company shall have satisfied all requirements and procedures for effecting the Termination Event;

(ii)	Company shall have obtained in advance all necessary consents in writing associated with its management (as described in this Section 13.5(b)) of the Covered Services from all customers of Provider who receive the Covered Services, and if applicable, any third party providers;

(iii)	Company shall have obtained in advance a release from each of Provider’s customers who receive the Covered Services, which release shall expressly release Provider from any and all liability to the extent such liability is attributable to Company’s actions or inactions with respect to management (as described in this Section 13.5(b)) of the Covered Services;

(iv)	Company shall maintain the operating capacity of the Covered Services in existence at the time of Company’s assumption of management of the Covered Services; and Company shall use commercially reasonable efforts to restore the performance of the Covered Services up to the service levels contracted for in the agreements between Provider and its customers of the Covered Services (including Company); and

(v)	Company shall permit observation rights of and access to the Covered Services by Provider.

13.6.	Facilities Access. For up to sixty (60) days after the effective date of termination or completion of Termination Assistance Services, whichever is later, Provider will permit Company to have reasonable access to the portion of the Facilities that were used by Provider to provide the Services solely to the extent necessary to effect an orderly transition of resources to the extent that such access does not materially impact or interfere with Provider’s business.

13.7.	Required Hardware. Notwithstanding the provisions of Section 13.4, at the expiration of this Agreement, Company will purchase from Provider, and Provider will sell to Company, all Required Hardware that is owned by Provider and which on the date of expiration of this Agreement is used primarily to perform the Services. Company will pay Provider the net book value for such Required Hardware. In the case of Required Hardware that Provider is leasing and which on the date of expiration of this Agreement that is used primarily to perform the Services, Company agrees to, and Provider agrees to permit Company or its designee to, either buy-out the lease on such Required Hardware and purchase the Required Hardware from the lessor or assume the lease(s) on the terms and conditions provided in such lease. Company shall be responsible for any sales, use or similar taxes associated with such purchase of such Required Hardware or the assumption of such leases. This Section 13.7 does not apply to any termination of this Agreement (in its entirety or by Service Tower).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 14. LIABILITY

14.1.	Damages and Liability Limits.

(a)	A Party shall be liable to the other Party for actual, direct damages sustained by the other Party (“Damages”) arising out of or in connection with the performance or non-performance by that Party and its subcontractors of that Party’s obligations arising under or in connection with this Agreement.

(b)	THE AGGREGATE LIABILITY OF EACH PARTY AND ITS RESPECTIVE AFFILIATES, EMPLOYEES, OFFICERS AND DIRECTORS RECOVERABLE BY THE OTHER PARTY AND ITS RESPECTIVE AFFILIATES, EMPLOYEES, OFFICERS AND DIRECTORS, (INCLUDING THE AFFILIATES, EMPLOYEES, OFFICERS AND DIRECTORS OF COMPANY) FOR ALL DAMAGES ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OTHER THAN SECOND CAP DAMAGES, INCLUDING ALL BREACHES OF THIS AGREEMENT (OTHER THAN THOSE COVERED BY SECTION 14.1(C)), AND THE PERFORMANCE AND NON-PERFORMANCE OF OBLIGATIONS UNDER THIS AGREEMENT (OTHER THAN THOSE COVERED BY SECTION 14.1(C)), REGARDLESS OF THE FORM OF ACTION THAT IMPOSES LIABILITY, WILL BE LIMITED TO [ * * * ]

(OTHER THAN SECOND CAP DAMAGES) UNDER THIS AGREEMENT AND THE ORIGINAL AGREEMENT BY COMPANY (THE “DAMAGES CAP”). SUBJECT TO SECTION 14.2, IF FOR ANY REASON SECTION 14.1(D) IS UNENFORCEABLE, IN WHOLE OR IN PART, THE DAMAGES CAP SHALL APPLY TO ANY DAMAGES (OTHER THAN SECOND CAP DAMAGES) THAT THE PARTIES INTEND TO EXCLUDE PURSUANT TO SECTION 14.1(D).

(c)	SEPERATE AND APART FROM THE LIMITATION SET FORTH IN SECTION 14.1(B) ABOVE, THE AGGREGATE LIABILITY OF EACH PARTY AND ITS RESPECTIVE AFFILIATES, EMPLOYEES, OFFICERS AND DIRECTORS RECOVERABLE BY THE OTHER PARTY AND ITS RESPECTIVE AFFILIATES, EMPLOYEES, OFFICERS AND DIRECTORS, (INCLUDING THE AFFILIATES, EMPLOYEES, OFFICERS AND DIRECTORS OF COMPANY) FOR ALL DAMAGES ARISING UNDER OR IN CONNECTION WITH A BREACH OF SECTION 10 (CONFIDENTIALITY), SECTION 11 (SECURITY), PROVIDER’S INDEMNIFICATION OBLIGATION UNDER SECTION 16.1(E) OR COMPANY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 16.2(I) AND THE PERFORMANCE AND NON-PERFORMANCE OF OBLIGATIONS UNDER SUCH SECTIONS (COLLECTIVELY “SECOND CAP DAMAGES”), REGARDLESS OF THE FORM OF ACTION THAT IMPOSES LIABILITY, WILL BE LIMITED TO [ * * * ]

(THE “DAMAGES SECOND CAP”). SUBJECT TO SECTION 14.2, IF FOR ANY REASON SECTION 14.1(D) IS UNENFORCEABLE, IN WHOLE OR IN PART, THE DAMAGES SECOND CAP SHALL APPLY TO ANY SECOND CAP DAMAGES THAT THE PARTIES INTEND TO EXCLUDE PURSUANT TO SECTION 14.1(D).

(d)

IN NO EVENT WILL EITHER PARTY OR ITS RESPECTIVE AFFILIATES, EMPLOYEES, OFFICERS AND DIRECTORS BE LIABLE FOR ANY AMOUNTS FOR (I) INCIDENTAL, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES SUFFERED BY THE OTHER PARTY, INCLUDING LOST INCOME, PROFITS OR REVENUE OF THE OTHER PARTY, OR (II) PUNITIVE OR EXEMPLARY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DAMAGES SUFFERED BY THE OTHER PARTY ARISING FROM OR RELATED TO THIS AGREEMENT, WHETHER OR NOT FORESEEABLE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES.

(e)	To the maximum extent permitted by law, the Parties waive all provisions of the Texas Deceptive Trade Practices Act – Consumer Protection Act, Subchapter E of Chapter 18 (Sections 17.41 et seq.), Texas Business and Commerce Code (other than Section 17.555) thereof), insofar as the provisions of such Act may be applicable to this Agreement or the transactions contemplated hereby. To evidence its ability to grant such waiver, each Party hereby represents and warrants to the other Party that it (i) is represented by legal counsel of its own selection and is selling or acquiring or disposing of or divesting, as applicable, by sale, purchase, or lease, as applicable, goods or services for commercial or business use for a price that exceeds $500,000; (ii) has, as of the Effective Date, assets of $25,000,000 or more according to its most recent financial statements prepared in accordance with generally accepted accounting principles; (iii) has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the transactions contemplated hereby; and (iv) is not in a significantly disparate bargaining position.

(f)	Each Party has a duty to mitigate the damages that would otherwise be recoverable from the other Party pursuant to this Agreement by taking appropriate and commercially reasonable actions to reduce or limit the amount of such damages.

14.2.	EXCLUSIONS. THE LIMITATIONS ON LIABILITY IN THIS AGREEMENT, THE DAMAGES CAP AND THE DAMAGES SECOND CAP WILL NOT APPLY TO ANY OF [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 15. WARRANTIES

15.1.	Provider Warranties.

(a)	Provider warrants to Company that it has, and during the Term will have, and each of the Provider employees and subcontractors that it will use to provide and perform the Services has and during the Term will have, the necessary knowledge, skills, experience, qualifications, rights and resources to provide and perform the Services in accordance with this Agreement, and the Services will be performed for Company in a professional, diligent and workmanlike manner in accordance with industry standards applicable to the performance of such services, and with the numbers of individuals determined by Provider in its discretion, to enable Provider to perform the Services in accordance with the agreed-upon Service Levels; provided, however, that to the extent that a Service Level defines the minimum required level of Provider’s performance for a Service, this Section 15.1(a) shall not impose an obligation upon Provider to exceed such Service Levels;

(b)	Provider warrants that it will take all reasonable steps to ensure that no Disabling Code in the Software developed by Provider can be invoked without the prior written consent of Company. Provider further covenants that (i) with respect to any Disabling Code that may be part of the Software, Provider will not invoke Disabling Code at any time, including upon or after expiration or termination of this Agreement for any reason, without Company’s prior written consent, and (ii) it will not intentionally insert, or allow to be inserted, any Disabling Code into the Software used to provide the Services; and

(c)	Provider warrants that any Hardware and Software used by Provider to perform the Services will be Date and Time Compliant at all times during the Term; provided, however, that Provider will not be liable for a breach of this warranty to the extent such breach is due to Hardware or Software acquired from or selected solely by Company.

(d)	Provider warrants that Developed Information shall, for the applicable Warranty Period, be free from material errors in operation and performance, shall comply with the applicable documentation and specifications in all material respects, and shall provide the functions and features and operate in the manner described in the applicable Project Plan, service request or other similar documentation, or as otherwise agreed to by the Parties. Provider further covenants that it shall promptly correct any defects reported in such Developed Information during the applicable Warranty Period at no additional cost to the Company.

(e)	WITHOUT AFFECTING ANY REMEDY AVAILABLE TO COMPANY WITH RESPECT TO ANY VIOLATION OR BREACH BY PROVIDER OR ITS AFFILIATES OR THEIR SUBCONTRACTORS OF ANY OTHER PROVISION OF THIS AGREEMENT, THE SOLE AND EXCLUSIVE REMEDY FOR BREACH OF ANY OF THE WARRANTIES IN SECTIONS 15.1(B) AND (C) SHALL BE TO REQUIRE PROVIDER, AT PROVIDER’S COST, TO USE REASONABLE COMMERCIAL EFFORTS TO REMEDY THE SUBJECT MATTER OF ANY SUCH BREACH AS SOON AS IS REASONABLY PRACTICABLE.

15.2.	Party Warranties. Each Party hereby represents and warrants that:

(a)	it has all requisite corporate power and authority to enter into, and fully perform pursuant to, this Agreement;

(b)	the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and properly authorized by all requisite corporate action on its part;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	this Agreement has been duly executed and delivered by such Party;

(d)	except as otherwise allocated to Provider herein, it will, at its cost and expense, obtain all necessary regulatory approvals applicable to its business, and obtain any necessary permits for its business; and

(e)	this Agreement is the legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms (assuming the due authorization, execution, and delivery by the other Party).

15.3.	Disclaimers. EXCEPT AS EXPRESSLY PROVIDED IN THIS ARTICLE 15, OR AS OTHERWISE MUTUALLY AGREED TO BY THE PARTIES IN WRITING, NEITHER PARTY MAKES ANY WARRANTIES, REPRESENTATIONS, UNDERTAKINGS, OR CONDITIONS (STATUTORY OR OTHERWISE), INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, SUITABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR USE, OR THE ACCURACY AND RESULTS TO BE DERIVED FROM THE USE OF ANY INFORMATION TECHNOLOGY SERVICE, SOFTWARE, HARDWARE OR OTHER MATERIALS PROVIDED UNDER THIS AGREEMENT.

ARTICLE 16. INDEMNITIES

16.1.	Indemnity by Provider. Provider will indemnify, defend and hold Company and its respective officers, directors, employees, agents, successors, contractors and assigns (each a “Company Indemnitee”) harmless from and against any and all Losses incurred by any of them arising from or in connection with:

(a)	Any Claims arising out of or in connection with: (i) any failure by Provider to obtain any Required Consents for which Provider has assumed responsibility pursuant to this Agreement; (ii) any breach by Provider of any Software license, hardware lease, Third Party Agreement or other resource contract committed by Provider or any of its subcontractors or any employee of Provider or its subcontractors, except to the extent such breach was caused by Company or Participating Third Party; and (iii) Provider’s actions or omissions with respect to its agency rights and obligations under Section 3.4 herein to the extent such actions or omissions caused Company to be in breach of a Managed Agreement;

(b)	Any Claims arising out of personal injuries, death or damage to tangible personal or real property of third parties including employees of Provider, its contractors and subcontractors caused by the negligence or willful misconduct of Provider, its employees, Affiliates, contractors or subcontractors; provided that Provider will have no obligation under this subsection, to the extent the same arise out of or in connection with the negligence or willful misconduct of Company or Participating Third Parties;

(c)	Any Claims for property taxes, Taxes (including value added taxes, goods and services taxes, and similar types of taxes in the nature of a value added or goods and services tax, which are imposed on the importation of property by Provider or a Provider Affiliate), Withholding Taxes, interest and penalties assessed or claimed against Company which are the obligation of Provider under this Agreement;

(d)	Any Claims resulting from Provider’s failure to comply with Laws (excluding data privacy laws, intellectual property laws and laws regarding employment, labor or employee benefits) relating to its obligations under this Agreement, except to the extent such failure was caused by Company or Participating Third Parties;

(e)	Any Claims resulting from Provider’s failure to comply with the applicable data privacy laws of the [ * * * ] , to the extent Provider has responsibility under such laws, except to the extent caused by Company or Participating Third Parties;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(f)	Any Claims for penalties, interest and other charges imposed by a taxing authority (but excluding the actual Taxes for which Company is responsible or liable under the terms of this Agreement) arising out of or resulting from Provider’s issuance of an invalid or untimely invoice or other information provided to Company in writing regarding its charges to Company for the Services to Company, or Provider’s failure to remit or negligence in collecting Taxes for which the Company is responsible or liable under this Agreement, including without limitation, the failure to file Tax returns or the filing of incomplete Tax returns, which Provider was required to file under applicable law; and

(g)	Any Claim arising out of, or in connection with an act or omission of Provider in its capacity as an employer and arising out of or relating to (i) Federal, state or other Laws or other regulations for the protection of persons who are members of a protected class or category of persons, or (ii) sexual discrimination or harassment.

Provider’s infringement indemnification obligations under this Agreement are as set forth in Article VI of the Technology License Agreement and shall not be affected by the provisions of this Agreement. Such infringement indemnification obligations are subject to the limitations of liability set forth in the Technology License Agreement.

16.2.	Indemnity by Company. Company will indemnify, defend and hold Provider, its Affiliates and their officers, directors, employees, agents, successors and assigns (each a “Provider Indemnitee”) harmless from and against any and all Losses incurred by any Provider Indemnitee arising from or in connection with:

(a)	any Claims arising out of or in connection with (i) any failure by Company to obtain any Required Consent for which Company retains responsibility, and (ii) any breach by Company or any of its contractors of any software license, hardware lease, Managed Agreement or other resource contract for which Company retains responsibility pursuant to this Agreement, except to the extent such breach was caused by Provider, its Affiliates or their subcontractors;

(b)	any Claims arising out of or relating to personal injuries, death or damage to tangible personal or real property of third parties including employees of Company caused by the negligence or willful misconduct of Company or its employees; provided that Company will have no obligation, under this subsection (b), to the extent the same arise out of or in connection with the negligence or willful misconduct of Provider, its Affiliates or subcontractors;

(c)	any Claims for Taxes, customs, fees, duties and tariffs, interest and penalties assessed or claimed against Provider which are obligations of Company under this Agreement;

(d)	any Claim arising out of, or in connection with an act or omission of Company in its capacity as an employer and arising out of or relating to (i) Federal, state or other Laws or other regulations for the protection of persons who are members of a protected class or category of persons, or (ii) sexual discrimination or harassment;

(e)	any Claims for penalties, interest and other charges imposed by a taxing authority (but excluding the actual Withholding Taxes for which Provider is liable under the terms of this Agreement) arising out of or resulting from Company’s or any Company member’s failure to remit, or negligence in collecting, Withholding Taxes for which Provider is liable under this Agreement, including without limitation, the failure to file Tax returns or the filing of incomplete Tax returns, which Company or any member of the Company was required to file under applicable law;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(f)	any Claims and all actual out-of-pocket costs and expenses (including reasonable legal fees and expenses) incurred by Provider or a Provider Affiliate attributable to any Company act or failure to act with respect to Company’s management of the Covered Services (as described in Section 13.5 of this Agreement);

(g)	any Claims and all actual out-of-pocket costs and expenses (including reasonable legal fees and expenses) incurred by Provider or a Provider Affiliate attributable to any Company act or failure to act with respect to Company’s exercise of its rights under Section 2.1(e) and 2.2(b) of the Technology Governance Schedule;

(h)	any Claims resulting from Company’s failure to comply with Laws (excluding data privacy laws, intellectual property laws and laws regarding employment, labor or employee benefits) relating to its obligations under this Agreement, except to the extent such failure was caused by Provider, its Affiliates or their subcontractors; and

(i)	any Claims resulting from Company’s failure to comply with the applicable data privacy laws of the U.S., Canada, the European Union, Australia, Japan, Argentina, Chile, South Korea, Taiwan, Brazil, Mexico and Hong Kong, to the extent Company has responsibility under such laws, except to the extent such failure was caused by Provider, its Affiliates or their subcontractors.

Company’s infringement indemnification obligations under this Agreement are as set forth in Article VI of the Technology License Agreement and shall not be affected by the provisions of this Agreement. Such infringement indemnification obligations are subject to the limitations of liability set forth in the Technology License Agreement.

16.3.	Indemnification Procedures.

(a)	Notice shall be given to the Party that is obligated to provide indemnification under Sections 16.1 and 16.2 (the “Indemnifying Party”), if any civil, criminal, administrative or investigative action or proceeding is commenced or threatened by a third party (any of the above being a “Claim”) against any party indemnified under Sections 16.1 and 16.2 (the “Indemnified Party”). Such Notice shall be given as promptly as practicable but in all events, within a period that will not prejudice the rights of the Indemnifying Party under this Agreement or to defend the Claim. After such Notice, if the Indemnifying Party acknowledges in writing to the Indemnified Party that this Agreement applies with respect to such Claim, then the Indemnifying Party shall be entitled to take control of the defense and investigation of such Claim and to employ and engage attorneys reasonably acceptable to the Indemnified Party to handle and defend the same, at the Indemnifying Party’s sole cost and expense. The Indemnifying Party must deliver Notice of its election to take such control of the claim to the Indemnified Party not fewer than ten (10) days prior to the date on which a response to such Claim is due or such lesser period as is reasonable given the nature of the Claim and the Notice and response time permitted by law or the facts and circumstances.

(b)	The Indemnified Party shall cooperate in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial, defense and settlement of such Claim and any appeal arising therefrom and provide reasonable assistance to the Indemnifying Party. The Indemnified Party may participate in such investigation, trial, defense and settlement of such Claim and any appeal arising therefrom, through its attorneys or otherwise, at its own cost and expense. No settlement of a Claim that involves a remedy other than the payment of money by the Indemnifying Party shall be entered into without the consent of the Indemnified Party.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	After Notice to the Indemnified Party of the Indemnifying Party’s election to assume full control of the defense of any such Claim, the Indemnifying Party shall not be liable for any legal expenses incurred thereafter in connection with the defense of that Claim by the Indemnified Party. If the Indemnifying Party does not promptly assume full control over and diligently pursue the defense of a Claim as provided in this Section 16.3, the Indemnified Party shall have the right to defend, settle or otherwise resolve the Claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party, and the Indemnifying Party may participate in such defense, at its sole cost and expense. In such event, without the consent of the Indemnifying Party, the Indemnified Party may enter a settlement of a Claim only to the extent that it involves the payment of money by the Indemnifying Party, unless the Indemnified Party fails to provide Notice to the Indemnifying Party in accordance with this Section 16.3.

16.4.	Clarification. In the event and to the extent that a Claim is made against an Indemnitee by an employee of the Indemnifying Party or its contractors or subcontractors, the Parties agree that the Indemnifying Party shall indemnify and hold harmless the Indemnitee to the same extent as if the Claim were made by a non-employee of the Indemnifying Party, its contractors or subcontractors.

16.5.	Primary Indemnification. The indemnification provided by each Indemnifying Party hereunder shall be primary and immediate. Accordingly, in addition to other provisions herein, and in order to render the Parties’ intent and this indemnification agreement fully enforceable, each Indemnifying Party, in an indemnification claim hereunder, expressly and without reservation waives any defense or immunity it may have under any statute or judicial decision disallowing or limiting such indemnification and consents to a cause of action for indemnity. This waiver and consent to indemnification is made irrespective of and specifically waiving any defense or immunity under any statute or judicial decision.

16.6.	Mutual Waiver of Subrogation.

(a)	To the extent permitted by law, Provider, its contractors, subcontractors, and their respective insurers hereby waive their rights of subrogation against Company and its respective directors, officers, employees and agents for any loss or damage to the Provider provided machines, Provider software, and other tangible and intangible, real and personal property of Provider, its contractors and subcontractors resulting from operations in connection with this Agreement. Each property and workers’ compensation insurance policy of Provider, its contractors and subcontractors shall be endorsed to provide a waiver of any and all rights of subrogation against Company and its respective directors, officers, employees and agents for loss resulting from operations in connection with this Agreement.

(b)	To the extent permitted by law, Company, its directors, officers, employees and agents hereby waive their rights of subrogation against Provider, its contractors and subcontractors for any loss or damage to the Company provided hardware, software, office furnishings and other tangible and intangible, real and personal property of Company, its directors, officers, employees and agents resulting from operations in connection with this Agreement. Each property and worker’s compensation insurance policy of Company shall be endorsed to provide a waiver of any and all rights of subrogation against Provider, its contractors and subcontractors for loss resulting from operations in connection with this Agreement.

ARTICLE 17. INSURANCE

17.1.

Provider Insurance. Provider will maintain insurance in accordance with industry practice, providing sufficient coverage for Provider’s liabilities under the Agreement, including the coverage types and amounts specifically provided for in the Insurance Schedule. All such policies of insurance of Provider and its contractors and subcontractors shall provide notice of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

cancellation in accordance with the policy provisions; and Provider will provide Company with prompt Notice of any such cancellation. No such cancellation shall affect Provider’s obligation to maintain the insurance coverages required by this Agreement. Company shall be named as an additional insured on the Commercial General Liability, Comprehensive Automobile Liability and Umbrella policies. The Company shall be named as a Loss Payee as their interests may appear, in respect to the Employee Dishonesty and Corporate Fraud policy. However, losses otherwise payable to Company thereunder shall be reduced by fifty percent (50%) in the event any covered losses result from collusion between the employees of both Provider and Company. The Coverage afforded under any insurance policy obtained by Provider pursuant to this Agreement shall be primary coverage regardless of whether or not Company has similar coverage. Provider and its contractors and subcontractors shall not perform under this Agreement without the prerequisite insurance. Upon Company’s request, Provider shall provide Company with certificates of such insurance including renewals, as requested. Unless previously agreed to in writing by Company, Provider shall require its contractors and subcontractors to maintain insurance appropriate to their activities under this Agreement. The limits of coverage required by this Agreement may be satisfied by a combination of primary and excess or umbrella insurance policies. If Provider or any of its contractors or subcontractors fail to maintain insurance policies with the limits provided in this Section 17.1 and the Insurance Schedule, upon Notice to Provider by Company and a 10 day cure period, Company may, without any obligation to do so, procure similar insurance to meet the limits specified under this Section 17.1and the Insurance Schedule, and Provider shall pay Company the cost thereof. The maintenance of the insurance coverages required under this Agreement shall in no way operate to limit or expand the liability of Provider to Company under the provisions of this Agreement. The Parties do not intend to shift all risk of loss to insurance. The naming of Company as additional insured is not intended to be a limitation nor an expansion of Provider’s liability and shall in no event be deemed to, or serve to, limit Provider’s liability to Company to available insurance coverage or to the policy limits specified in this Section 17.1, nor to limit Company’s rights to exercise any and all remedies available to Company under contract, at law or in equity. All such insurance as required above shall be maintained by Provider for the life of the Agreement, so long as the coverages are commercially available.

ARTICLE 18. DISPUTE RESOLUTION

18.1.	Dispute Resolution Procedures. All disputes will be subject to the dispute resolution procedures set forth in the Dispute Resolution Schedule.

18.2.	Continued Performance. The Parties agree to continue performing their respective obligations under this Agreement, including, without limitation, the obligation of Provider to perform its obligations in accordance with Section 13.4, while the dispute is being resolved unless and until such obligations are terminated or expire in accordance with the provisions of this Agreement.

ARTICLE 19. FORCE MAJEURE

19.1.	Force Majeure.

(a)	Neither Party shall be liable for any default or delay in the performance of its obligations hereunder if and to the extent and while such default or delay is caused, directly or indirectly, by fire, flood, earthquake, explosions, catastrophic weather conditions or other elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions in the United States, strikes, lockouts, or labor difficulties or any other similar cause beyond the reasonable control of such Party other than strikes, lockouts, or labor difficulties initiated by such Party’s or its subcontractors’ employees; and provided such default or delay could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the non-performing Party through the use of commercially reasonable alternate sources, work-around plans or other means, (individually, each being a “Force Majeure Event”).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	If a Force Majeure Event occurs, the non-performing Party will be excused from any further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use commercially reasonable efforts to recommence performance or observance whenever and to whatever extent reasonably possible without delay. Any Party so delayed in its performance will immediately notify the other by telephone and describe at a reasonable level of detail the circumstances causing such delay (to be confirmed in writing within forty-eight (48) hours after the inception of such delay).

(c)	If any Force Majeure Event substantially prevents, hinders, or delays performance of the Services necessary for the performance of Company’s critical functions for more than three (3) consecutive days or a total of five (5) days within any 30-day period, then Company may:

(i)	procure such Services from an alternate source until Provider is able to provide the Services. During the Force Majeure Event, Company shall not be obligated to pay the Charges or any other amounts to Provider for the relevant Services, and, to the extent that payments charged by the alternate source for such replacement services exceed what Provider’s Charges hereunder for the Services so provided would have been, Provider and Company will equally share such incremental charges until such time as Provider is able to restore the Services and meet the Service Levels, but in no event for more than one hundred eighty (180) days; or

(ii)	terminate as of a date specified by Company in a Notice of termination to Provider, (A) the Service(s) so affected by the Force Majeure Event, or (B) the minimum portion of the Services that Company reasonably and in good faith determines must be terminated in order for Company to procure the Services on reasonable terms and conditions from an alternate source, and Company will pay all Charges due and payable through the termination date. If Company elects such termination, Company shall pay [ * * * ] of Provider’s Winddown Expenses associated with such terminated Services.

(d)	Both Parties shall use commercially reasonable efforts to minimize any charges to be incurred from an alternate source. At such time as Provider is able to restore the Services and meet the Service Levels, (i) Provider shall no longer be obligated to pay an alternate source for the provision of Services to Company, and (ii) the unexercised termination right described in Section 19.1(c)(ii) shall expire with respect to the applicable Force Majeure Event.

19.2.	Exceptions. Section 19.1 does not limit or otherwise affect Provider’s obligation to provide Disaster Recovery Services in accordance with Section 2.8, except to the extent, and then only to the extent that a Force Majeure Event precludes Provider from providing Services from CDC, in which case the provisions of Section 19.1 shall also apply to CDC. In the event of a Force Majeure Event affecting Company, Section 19.1 will not limit or otherwise relieve Company’s obligation to pay any monies due Provider or Provider’s Assignee under the terms of this Agreement.

ARTICLE 20. GENERAL TERMS

20.1.	Governing Law. This Agreement and any and all claims and disputes arising out of or in connection with or related to the relationships and arrangements between Company and Provider described in this Agreement will be governed by and construed in accordance with the laws of the State of Texas.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

20.2.	Choice of Forum. Subject to the Dispute Resolution Process, the Parties hereby (a) agree that the courts sitting in Dallas, Texas shall have exclusive jurisdiction over the actions arising out of or related to or in connection with this Agreement and the subject matter of this Agreement, whether in contract tort, or any other form of action (“Action”); (b) agree to initiate any such Action against the other Party only in such courts; (c) agree that they shall not raise any defense to the lawful jurisdiction of such courts; and (d) agree that they shall not attempt the removal of any Action to any other court, whether local, state or federal courts of the United States or the courts of any other country.

20.3.	Relationship of the Parties. This Agreement shall not be construed as constituting either Party as partner of the other or to create any other form of legal association that would impose liability upon one Party for the act or failure to act of the other or as providing either Party with the right, power or authority (express or implied) to create any duty or obligation of the other Party. Each Party shall be responsible for the management, direction and control of its employees and such employees shall not be employees of the other Party. It is the mutual intent and understanding of the Parties that Provider shall be an independent contractor engaged in the business of providing Services.

20.4.	Publicity. Each Party will submit to the other Party all advertising, written sales promotion, press releases and other publicity matters relating to this Agreement in which the other Party’s name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied, and will not publish or use such advertising, sales promotion, press releases, or publicity matters without prior written approval of the other Party. However, either Party may include the other Party’s name and a factual description of the work performed under this Agreement on employee bulletin boards, in its list of references and in the experience section of proposals to third parties, in internal business planning documents and in its annual report to stockholders, and whenever required by reason of legal, accounting or regulatory requirements.

20.5.	Entire Agreement, Updates, Amendments and Modifications. This Agreement, including all Schedules attached hereto, constitute the entire agreement of the Parties with regard to the Services and matters addressed therein, and all prior agreements, letters, proposals, discussions and other documents regarding the Services and the matters addressed in this Agreement (including the Schedules) are superseded and merged into this Agreement (including the Schedules), except for the avoidance of doubt, the Technology License Agreement and any other matters expressly referred to in this Agreement and the Schedules hereto. Updates, amendments and modifications to this Agreement may not be made orally, but shall only be made by a written document signed by both Parties. Any terms and conditions varying from this Agreement (including the Schedules) on any order or written notification from either Party shall not be effective or binding on the other Party.

20.6.	Waiver. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof.

20.7.	Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable by any court or other tribunal with jurisdiction over any proceeding relating to such provision, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and such provision shall be deemed to be restated to reflect the Parties’ original intentions as nearly as possible in accordance with applicable law(s).

20.8.	Counterparts. This Agreement shall be executed in counterparts. Each such counterpart shall be an original and together shall constitute but one and the same document.

20.9.

Binding Nature and Assignment. This Agreement will be binding on the Parties and their respective successors and permitted assigns. Except as provided in this Section, neither Party may, or will have the power to, assign this Agreement without the prior written consent of the other, which consent shall not be unreasonably withheld, except that (a) Company may assign its

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

rights and obligations under this Agreement to an Affiliate which expressly assumes Company’s obligations and responsibilities hereunder and is not a Specified Provider Competitor or Affiliate of same, without the approval of Provider, provided that Company remains financially responsible for such Affiliate’s obligations under this Agreement, or (b) upon a Change of Control of EDS, Provider may assign its rights and obligations under this Agreement to its successor without the approval of Company, provided that Provider’s successor expressly assumes Provider’s obligations and responsibilities under this Agreement. For the avoidance of doubt, the Parties acknowledge that Provider may assign its rights to payments hereunder (as well as its rights to enforce the obligations to make such payments) only with Company’s prior written consent, which shall not be unreasonably withheld. The assigning Party shall remain fully liable for and shall not be relieved from the full performance of all obligations under this Agreement. Any attempted assignment that does not comply with the terms of this Section shall be null and void. In connection with any assignment in accordance with this Agreement, the assigning Party shall provide Notice thereof to the other Party together with a copy of the assignment document within five (5) business days of such assignment.

20.10.	Notices. Notifications will be addressed as set forth in the Notices Schedule.

20.11.	No Third Party Beneficiaries. This Agreement is entered into solely between, and may be enforced only by Sabre Inc., Provider and, solely as to Article 16, Indemnified Parties, and this Agreement will not be deemed to create any rights in any third party, including suppliers and customers of Company or Provider, or to create any obligations of Company or Provider to any third party (except in respect of Indemnified Parties under Article 16).

20.12.	Other Documents. Upon request of the other Party, on or after the Effective Date and the date(s) of any amendments or revisions hereto, each Party shall furnish to the other a certificate of an executive officer confirming that this Agreement and any amendment or revision hereto has been duly executed and delivered on behalf of such Party.

20.13.	Reasonableness. As concerns every provision of this Agreement, the Parties agree to act reasonably and in good faith unless a provision expressly states that a Party may act in its sole discretion.

20.14.	Nonperformance. Provider will not be held in breach of this Agreement if it fails to perform its obligations under this Agreement solely to the extent that after conducting root cause analysis the Parties determine that such nonperformance is directly attributable to acts, errors or omissions by Company or a third party supplier independently hired by Company in respect of an express obligation set forth in this Agreement or any act necessary for the performance of such express obligation by Company or a third party supplier independently hired by Company; provided, however, that Provider shall use commercially reasonable efforts to mitigate such nonperformance and to recommence performance whenever and to whatever extent possible without delay. Provider shall promptly or as soon as reasonably practicable notify Company verbally (to be confirmed in writing to Company’s Contract Manager within five (5) business days after the inception of the nonperformance) of the obligations of Provider that are being prevented by Company’s or such third party supplier’s nonperformance. It is the Parties’ intent that a failure to notify Company in writing in accordance with this Section shall not be deemed to be an excuse for non-performance by Company or a third party supplier independently hired by Company.

20.15.	Consents and Approvals. The Parties agree that in any instance where consent, approval or agreement is required of a Party in order for the other Party to perform under or comply with the terms and conditions of this Agreement, then, unless a provision expressly states that a Party may act in its sole discretion, such Party will not unreasonably withhold or delay such consent, approval or agreement and where consent, approval or agreement cannot be provided, the Party shall notify the other Party in a timely manner.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

20.16.	Employment Actions. It is agreed that Provider shall be solely and exclusively responsible for personnel decisions made by Provider affecting Provider’s employees, contractors and agents (including without limitation, hiring, promotions, training, compensation, evaluation, discipline, and discharge). Company shall be solely and exclusively responsible for personnel decisions made by Company affecting Company’s employees, contractors, and agents (including without limitation, hiring, promotion, training, compensation, evaluation, discipline and discharge).

20.17.	Conflicts. Any conflicts between terms and conditions residing in the body of this Agreement and those found in the Schedules attached hereto shall be resolved with priority first being given to the body of this Agreement, then to any Schedules that now or hereafter may become a part of the Agreement.

20.18.	Further Assurances. The Parties agree themselves, and to cause their Affiliates, to cooperate with and assist each other and the Affiliates of the other in good faith and upon reasonable request take such action as may be necessary or appropriate to implement and carry into effect this Agreement to its full intent, including executing and delivering such other instruments and documents, including, without limitation, notices to third parties regarding the agency appointment of Provider under Section 3.3 and similar matters, as either Party may reasonably request to evidence or effect the transactions contemplated by this Agreement. All such instruments and documents shall be in form and content reasonably acceptable to each of Company and Provider.

20.19	Export Regulations. This Agreement is expressly made subject to any United States and other applicable laws, regulations, orders or other restrictions regarding export (or reexport) from the United States or another country, and import into any country, of computer hardware, software, technical data or other items, or derivatives of such hardware, software, technical data or other items. Notwithstanding anything to the contrary in this Agreement, neither Party will directly or indirectly export (or re-export) any computer hardware, software, technical data or any other item provided to or by it for purposes of this Agreement, or any derivative of the same, or permit the shipment of the same: (a) into (or to a national or resident of) Cuba, North Korea, Iran, Sudan, Syria or any other country subject to sanctions or an embargo imposed by the United States; (b) to anyone on the U.S. Treasury Department’s List of Specially Designated Nationals, List of Specially Designated Terrorists or List of Specially Designated Narcotics Traffickers, or the U.S. Commerce Department’s Entity List or Denied Persons List; or (c) to any person, country or destination for which the United States or another country with jurisdiction, or any agency of the same, requires an export license or other authorization for export, without first having obtained such license or other authorization required. Company will provide to Provider not less than 10 days’ prior written notice in the event that any of technical data, hardware, software or other items provided by Company that will be used or accessed by Provider in providing the Services is controlled for export under the International Traffic in Arms Regulations or other applicable laws (unless such items are controlled for export under United States law only as ECCN EAR99) and, if requested by Provider, will provide the ECCN classification of any such item, or the similar classification as appropriate under other applicable law. Unless otherwise expressly agreed, the Parties shall continue their current practice under the Original Agreement with respect to which Party (or Party Affiliate) is identified as the importer or exporter of record of any items for which import or export is required for delivery of any portion of the Services outside the United States. Each Party will reasonably cooperate with the other and will provide to the other promptly upon request any end-user certificates, affidavits regarding re-export or other certificates or documents as are reasonably requested to obtain authorizations, consents, licenses and/or permits required for any payment or any export or import of items or services under this Agreement. The provisions of this Section 20.19 will survive the expiration or termination of this Agreement for any reason.

20.20	When Provider procures Software, hardware, or equipment from a Third Party Vendor at Company’s request pursuant to a Service Request and resells such to Company, Provider will, to the extent it is specifically authorized to do so in its contract with the Third Party Vendor, flow down to Company any warranties and intellectual property indemnities that it can pursuant to the terms of the Third Party Vendor contract. Nothing in the preceding sentence is meant to expand or limit Provider’s existing indemnification obligations to Company as set forth in the Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the Effective Date.

Signed for and on behalf of Provider:

HP ENTERPRISE SERVICES, LLC F/K/A ELECTRONIC DATA SYSTEMS CORPORATION

Signature:	/s/ Russell Krauss

By:	Russell Krauss – VP Enterprise Services HP Company
Typed Name and Title

Signed for and on behalf of Company:

SABRE INC.

Signature:	/s/ Barry K. Vandevier

By:	Barry K. Vandevier, CIO
Typed Name and Title

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX A

TO

SECOND AMENDED AND RESTATED

INFORMATION TECHNOLOGY SERVICES AGREEMENT

Between

SABRE INC.

and

HP ENTERPRISE SERVICES, LLC

GLOSSARY

AA	means American Airlines, Inc. and any and all of its Affiliates.

Action	has the meaning given in Section 20.2.

Actual Resource Unit Volumes	has the meaning given in the Charges Schedule.

Actual Uptime	means the measurement of time that a particular system, Application, Software, Hardware, Network or any other part of the Services is actually available during the Measurement Window, and such measurement will be calculated by subtracting Downtime from the Scheduled Uptime.

Additional Affiliate	has the meaning given in Section 2.2(a).

Affiliates	means, with respect to a Party, any entity at the relevant time of inquiry Controlling, Controlled by or under common Control with such Party.

Aggregate Disputed Amount	has the meaning given in Section 8.2(a).

Agreement	means this Second Amended and Restated Information Technology Services Agreement and the Schedules referenced herein.

Airline Industry	means the industry comprising (i) all companies that transport passengers or cargo by aircraft (“Carriers”), (ii) all companies to whom Carriers outsource tasks or functions that are (A) primarily designed to support the air transportation business and (B) the functional equivalent of services commonly performed by or for Carriers, but in no event shall such outsourcing companies include providers of non-industry specific financial, accounting, human resources, risk management, access control, advertising, legal or facilities management services; and (iii) airports and airport authorities.

Allocated Disk Space	means the amount of disk space measured from the storage array that is available for a host to use to write data. It is the amount of space after protection, which such space includes but is not limited to snapshots and mirroring.

Allocation of Pool Percentage	has the meaning given in the Service Levels and Service Credits Schedule.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appliance	means a specialized hardware device that runs embedded software to provide specialized functionality such as data compression, encryption, load balancing or authentication services.

Application Server(s)	means any Server not otherwise defined as a Utility Server.

Applications	means programs and other Software (including the supporting documentation, media, on-line help facilities, and tutorials) that perform user- or business-related information processing functions. Application Software does not include the tools, utilities, or System Software used to deliver it. Applications include database management Software.

Approved Benchmarkers	means [ * * * ].

ARC	means additional resource charge.

ARC Adjustments	mean the product of (a) the volume difference between the Actual Resource Unit Volumes used by Company globally in a given month and the Baseline Volumes, and (b) the applicable Base Unit Rates, minus any applicable ARCs.

Architecture	means the design, process, strategies, and specification of the overall structure, logical components, and the logical interrelationships of Equipment and Software, including System Software, a Network, or other reasonably related conception.

Asset Inventory and Management System	means an automated, database-driven Application used to store, query, and continuously update asset inventory information for all assets used in association with the Services, whether the assets are located at Service Locations or Facilities.

Asset Purchase Agreement	means the Asset Purchase Agreement dated as of March 14, 2001 by and among EDS Information Services, L.L.C., Electric Data Systems Corporation, Sabre Inc. and Sabre Holdings Corporation, amended from time to time.

Assigned Customer	has the meaning given in the Technology License Agreement.

Assigned Customer Agreement	has the meaning given in the Asset Purchase Agreement.

At-Risk Amount	means, for any month during the Term, [ * * * ] of the Monthly Invoice Amount, which is the maximum amount that Provider will have at risk for Service Credits as set forth in the Service Levels and Service Credits Schedule.

Authorized Users	means users of Services within and outside of Company including Company employees, business units and Participating Third Parties.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Availability	means the Actual Uptime expressed as a percentage of the Scheduled Uptime for a particular system, Application, Software, Hardware, Network, or any other part of the Services (i.e., Availability % = ((Actual Uptime)/(Scheduled Uptime)) x 100%).

Base Charges	has the meaning given in the Charges Schedule.

Base Unit Rate	means the price per Resource Unit (before giving effect to ARCs and RRCs) as set forth in Attachment 4-A, and as may be amended as provided in the Charges Schedule.

Benchmark Results	has the meaning given in Section 7.5(f).

Benchmark Review Period	has the meaning given in Section 7.5(g).

Benchmarker	means the benchmarker selected either by Company or jointly by Company and Provider in accordance with Section 7.5(b).

Benchmarking Condition	has the meaning given in Section 7.5(h).

Benchmarking Process	has the meaning given in Section 7.5(a).

Best in Class	has the meaning given in Section 7.5(h).

Blade Server	means a self-contained computer server designed for high-density installations. As opposed to a traditional rack-mount server that has its own power cord and network cable, Blade Servers exist within an enclosure which supplies common services such as power, cooling, networking, various interconnects and management (although different blade providers have differing principles).

Business Continuity Services	means the overall, company-wide plans and activities of Company that are intended to enable continued business operation in the event of any unforeseen interruption, as further described in Exhibit 2.1 of the Services and Support Responsibilities Schedule.

Cabling	means the physical connection between Equipment and a wall jack (i.e., the connections outside the wall), including physical cabling media, peripheral cabling used to interconnect electronic equipment, and all terminating hardware and cross-connect fields, but not including conduits and pathways.

Calls	means problems, questions or requests submitted to Provider by telephone, electronically or by other means approved by the Company.

CDC	means the Cherokee Data Center located at 7400 N. Lakewood, Tulsa, OK 74117.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Change	means any change to the Infrastructure, Hardware, Software, Network and other system components used in connection with providing the Services that is reasonably likely to have a material impact on Company’s intellectual property, Service Levels, or a non de minimis increase in costs to Company of receiving the Services, or either Party’s ability to perform its material obligations under the Termination Assistance Plan, including, but not limited to, Provider’s ability, and the cost to Company, to unwind any of such Infrastructure, Hardware, Software, Network and other system components and/or the Services within the timeframes agreed to therein.

Change Control Procedures	means collectively the Change Management Process and the Contract Change Control Process.

Change of Control	means, with respect to a particular Person (“Target”), one or more Persons that are not (individually or collectively) Affiliates of the Target, acting in concert, acquiring Control of the Target after the Effective Date. Notwithstanding the foregoing, entrance into a management agreement where the power to direct or cause the direction of the management and policies of an entity is provided for in the terms of such contract shall not (by itself) be deemed to be Control, Controlling or Controlled for the purposes of causing a Change in Control. For the avoidance of doubt, for purposes of this Agreement, “Change of Control” shall not include the purchase of securities by the public in an initial public offering (“IPO”) of securities in a Target.

Change Management or Change Management Process	means a process for effecting operational changes to Software, Hardware, system components, Services, systems and so forth, included in the Procedures Manual, addressing matters such as, for example, processes for nominating and implementing applications and other changes to a Services platform.

Charges	means all amounts chargeable by Provider to Company in accordance with the Charges Schedule.

Claim	has the meaning given in Section 16.3(a).

Client Executive	has the meaning given in the Account Governance Schedule.

Clustering Software	means Software that enables Servers or Applications to become redundant through automated fail over, load balancing, and has been configured such that when a Server or Application instance fails, availability is provided by another Server or Application instance with minimal or no loss of availability to the Authorized User.

CMO Network	has the meaning set forth in Attachment 4-L to the Charges Schedule.

Code	means computer programming code, including Source Code and Object Code.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Commercial Off The Shelf (COTS)	means Equipment and/or Software as applicable that is readily available to the public from a Third Party that is not an Affiliate of a Party.

Company	means collectively Sabre Inc. and any of its existing and future Affiliates that elect to procure Services under this Agreement during the Term.

Co-Location	means Company locations at which Company directly manages and operates Company Applications.

Company Business	means the conduct of any of the following activities: a) the operation, marketing or distribution of CRS Services, including related Hardware, Software, and other products to Participating Third Parties through any channel or medium of distribution (including utilization of an interactive device or Internet service), including domestic and international reservation services; b) Internal Reservations Services; c) multi-hosting services; d) internal air carrier services; e) accounting services; f) events reservations and ticketing (directly or as a service bureau); g) value-added networking services (such as virtual private network provision); h) other general information technology-based services provided to the Travel and Transportation Industry, including software development services, computer processing services, data warehousing, systems integration and consulting services, information publishing and other content provider services and fulfillment services (such as ticketing and travel agency facilities design); and i) any other line of business conducted by Company.

Company Contract Manager	has the meaning given in the Account Governance Schedule.

Company Product Portfolio Software	means the Sabre Product Portfolio, as that term is defined in the Technology License Agreement.

Company Regulatory Requirements	has the meaning given in Section 2.11(a).

Company Supported Software	All Operational Software other than Provider Supported Software. Company and/or Third Parties selected by the Company are responsible for the following in respect of Company Supported Software: maintenance, revision, and other ongoing enhancement(s), testing, providing the implementation and fallback scripts for the load, upgrading and/or patching of such Software, defining the events and thresholds to be monitored, documenting actions for problem resolution, providing 24x7 on-call services, and participating in root cause analysis and fixes.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Comparators	has the meaning given in Section 7.5(d)(i).

Compartment	means a logical domain within FSE Gen2 Network in the Data Centers with a defined security policy separate from the tier 1, tier 2 and tier 3 architectural standards defined by Provider. Such compartment shall be firewall protected from other networks, and may be used to accommodate security as defined by Company. Compartments may contain Company systems that Company has designated as requiring additional security (such as PCI, financial, payroll, etc.). Compartments shall only be deployed in the Data Centers in FSE Gen2 Network.

Conferencing Network	means the portion of Company’s Network consisting of Conferencing Premise Equipment, Software, Transport Systems, Interconnect Devices, and Cabling used to create, connect, and transmit voice and video to Authorized Users.

Conferencing Premise Equipment	means the Equipment, features, accessories, peripherals, and Cabling supported or used by Provider in connection with its provision of conferencing services to the Authorized Users, including room-based and cart-based video and audio conference equipment (e.g. audio/video switching equipment, control computers, monitors, cameras, document viewers, CODEC, sound systems, video and audio conferencing bridges, muxes, multi-point bridging equipment, studio room equipment, and associated diagnostic equipment), and all additions, modifications, substitutions, upgrades, or enhancements to such Equipment.

Confidential Information	has the meaning given in the Confidentiality Schedule.

Connectivity	means the ability to access and exchange data, voice, and/or video electronic impulses between various Infrastructure components and with external sources as approved by Company and provided to Authorized Users.

Connectivity Software	has the meaning given in the Technology License Agreement.

Contract Change Control Process	means the contract change control procedures set forth on the Contract Change Control Schedule.

Control, Controlling, or Controlled	means possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, by contract or otherwise.

Core Company Business	means the Company Business, excluding clause i) of the definition of such term.

Core System	means a Midrange Application Server OSI (Operating System Instance) and its associated Server Hardware and Operating System.

Covered Services	has the meaning given in Section 13.5(b).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Critical Project	has the meaning given in the Projects Schedule.

Critical Service Level	has the meaning given in the Service Levels and Service Credits Schedule.

Cross-Functional Services or Cross-Functional Service Tower	means the cross-functional and other Services as described in Exhibits 2.1 and 2.2 of the Services and Support Responsibilities Schedule, and the custom incident and problem management services as described in Exhibit 2.9 in the Services and Support Responsibilities Schedule.

CRS	means a computer system as and when used to provide CRS Services.

CRS Entity	means any Person that operates a CRS or markets or distributes a CRS or CRS Services, including, without limitation, Travelport (including Worldspan and Galileo), Amadeus and Google (including ITA) and any of their distributors.

CRS Services	means the information, products, services and related functionality provided through a computer system that collects, stores, processes, displays and distributes through workstations, the Internet or interactive devices information concerning air and ground transportation, lodging and/or other travel-related products and services which enable Subscribers to do any of the following: (i) access, reserve or otherwise confirm the use of such information, products and services; (ii) report or receive payment for or otherwise clear transactions regarding such products and services; and (iii) issue tickets for the acquisition of such products and services; but shall not include Internal Reservation Services.

Current Projects	means any Projects being performed as of the Effective Date.

Custom Software	has the meaning given in the Technology License Agreement.

Damages	has the meaning given in Section 14.1(a).

Damages Cap	has the meaning given in Section 14.1(b).

Damages Second Cap	has the meaning given in Section 14.1(c).

Database Software or Database Management System (DBMS)	means a collection of programs that organize information so that it can easily be accessed, managed, and updated. It includes tools for providing data storage, data access, reporting, fallback, data recovery, redundancy and other specialized functions. Database management systems also manage factors such as performance, concurrency, integrity, and recovery of data from hardware failures. Some common examples of Database Management Systems are Oracle, SQL Server, MySQL, and Versant.

Data Centers	means the CDC and the Mingo DC.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Date and Time Compliant	means that the relevant Hardware and/or Software, when used in accordance with its associated documentation is capable of and will correctly process, provide and receive (i) date data for dates before, during and after January 1, 2000 and within and between the twentieth and twenty-first centuries and (ii) time data in all time zones, particularly in connection with time changes between Daylight Savings Time and Standard Time.

Deliverables	has the meaning given in the Projects Schedule.

Developed Information	has the meaning given in the Technology License Agreement.

Disabling Code	means code that could have the effect of disabling or otherwise shutting down one or more software programs or systems and/or hardware or hardware systems.

Disaster Recovery Annual Test Requirements Document	means unique annual disaster recovery testing requirements for the relevant year as agreed upon by the Parties prior to the test.

Disaster Recovery Technical Specifications Document	means technical details required for the provision of Disaster Recovery Services as prepared and maintained by Provider and approved by Company.

Disaster Recovery Objectives Chart	means the Recovery Time Objectives, Recovery Point Objectives, required disaster recovery capacity and limitations or constraints for the in-scope systems as further described in Attachment A to Exhibit 2.1 of the Services and Support Responsibilities Schedule.

Disaster Recovery Services	means the disaster recovery services described in Exhibit 2.1 (Cross-Functional-General Services) of the of the Services and Support Responsibility Schedule, the Disaster Recovery Objectives Chart, the Disaster Recovery Technical Specifications Document, the Disaster Recovery Annual Test Requirements Document, Business Recovery Services Schedule, and Disaster Recovery Facilities Schedule.

Dispute	has the meaning given in the Dispute Resolution Schedule.

Dispute Resolution Process	has the meaning given in the Dispute Resolution Schedule.

Distribution System	means the computer systems and data feeds in the production environment that are comprised of PSS, and all other computer systems and data feeds with which PSS interacts that are operated by Provider or Company, including all systems that operate FPC, PNRC and QCP (but excluding systems (or portions thereof) that operate FOS, TMD Products, TMD Internet Software, the Company Product Portfolio Software or Custom Software), in order to transmit, process and/or fulfill transactions and/or messages arising out of the use of PSS and such systems to provide either CRS Services or Internal Reservation Services.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Downtime	means the time that a particular system, Application, Software, Hardware, Network or any other part of the Services is not available during the Measurement Window.

Earnback	means the methodology used to determine the potential elimination of a Service Credit as described in the Service Levels and Service Credits Schedule.

Effective Date	means January 31, 2012, at 12:01 am, Central Time; provided that (consistent with Section 1.9(b), references to Effective Date in the Services and Support Responsibilities Schedule, Service Levels and Service Credits Schedule, and Charges Schedule means January 1, 2012, at 12:01 am, Central Time.

End User Computing Services or End User Computing Service Tower	means the end user computing and other services as described in Exhibit 2.5 of the Services and Support Responsibilities Schedule.

Enterprise Security Event Management (ESEM) Private Security Network	means a network that is separate from Provider’s leveraged service management center infrastructure network (commonly referred to as the “Provider backbone network”), and is designed and implemented solely for the transmission of ESEM-related traffic, such as security event data, syslogs, SNMP, RDEP. ESEM Private Security Network is designed so that it cannot be accessed via internet protocols from the Provider leveraged Network, a condition commonly referred to as “out-of-band.”

Equipment	means the computer, telecommunications, and Facility-related hardware, equipment and peripherals (i) owned or leased by Company or the Provider and (ii) used by either the Provider or Authorized Users in conjunction with the Services.

Euro	means the single European currency established by all member states of the European Union or any of them.

Euro Compliant	means the ability to: (a) convert monetary amounts denominated in one or more of the participating European Union member states’ national currencies to Euros; (b) convert monetary amounts denominated in Euros into one or more other participating European Union member states’ national currencies; and (c) convert monetary amounts denominated in one or more of the participating European Union member states’ national currencies into the national currency of any other participating European member state, all in accordance with the conversion, rounding and other express requirements of Council Regulation (EC) No. 1103/97 dated 17 June 1997 and Council Regulation (EC) No. 974/98 dated 3 May 1998 on the introduction of the Euro, and all other applicable laws and regulations of the European Union and its member states.

Executive Steering Committee	has the meaning given in the Account Governance Schedule.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Expected Service Level	means the desired level of performance for a Critical Service Level, as set forth in the Service Levels and Service Credits Schedule.

Expected Service Level Default	means when the Provider’s level of performance for a particular Critical Service Level fails to meet the applicable Expected Service Level (but does not fail to meet the applicable Minimum Service Level) as specified in the Service Levels and Service Credits Schedule, and has failed to meet such Expected Service Level for [ * * * ] or more occurrences in any rolling twelve (12) month period.

Extranet	means the portion of Company’s WAN, consisting of Equipment, Software, Transport Systems, Interconnect Devices, Wiring, and Cabling that are used to create, connect, and transmit data, voice, and video signals to, within or among Participating Third Parties. Extranets typically include Web sites that provide information to internal employees and also have secure areas to provide information and conduct business with certain Third Parties. The Extranet is not a public entity, but a private network whose access is provided over the public Internet. The Extranet Network may be delivered via a public circuit-switched service, or VPN.

Facilities	means such portion of the facilities owned or operated by Provider that are used to provide the Services.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Farm	means a group of Application Servers that comply with the following requirements except where changes are required to retain currency:

(1) In a set of servers of equal to or greater than 25 servers;

(2) Servers with Substantially Similar production configurations;

(3) Application and database servers built in such a manner as to allow Provider integration into auto replication management infrastructure;

(4) Application servers that have fully automated application start-up and shut-down, and database servers that have fully automated database start-up and shut-down; and

(5) Company application and database servers whose changes, additions or deletions are accomplished via automation;

The requirements for change across the server farm are as follows: (A) Releases are evaluated and coordinated by Company and Provider prior to implementation, and (B) the server administrator sign-on process for applying patches and updates must be automated.

(6) Company application and database servers for which Provider will integrate Company applications and databases into OpsWare or Provider-chosen equivalent;

Solutions other than those provided by Provider (such as OpsWare) will be mutually agreed upon by both parties at Company’s expense, and Tools such as Opsware or Provider-chosen equivalent will support both Provider and Company in the deployment of Company’s developed code.

(7) Company application and database servers that do not require high availability active/active clustering of servers with software products, e.g., Veritas Cluster, Sun Cluster, HP Service Guard, MySQL Clustering, (unless the clustering application is horizontally-scalable across the farm).

Fixed Price Maintenance	means the software maintenance and support services as described in Section 3.6 of Exhibit 2.6 of the Services and Support Responsibilities Schedule as they relate to the applications listed in Attachment 4-M to the Charges Schedule.

Force Majeure Event	has the meaning given in Section 19.1(a).

Former Affiliate	has the meaning given in Section 2.2(b).

FOS	has the meaning given to “FOS Software” in the Technology License Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FPC	has the meaning given in the Technology License Agreement.

FRM	means the Financial Responsibilities Matrix attached to the Charges Schedule.

FSE Gen 1 Network	has the meaning set forth in Attachment 4-L to the Charges Schedule

FSE Gen 2 Network	has the meaning set forth in Attachment 4-L to the Charges Schedule.

FTE or Full-Time Equivalent	means a level of effort on specific tasks or projects expended by an employee or contractor, which contemplates an allocation of their time over various work efforts. That is, it acknowledges that an individual may work part-time or spend time on various in-scope or out-of-scope activities. A reasonable amount of overtime is included in the quantification of exempt labor allocated across multiple areas.

Functional Testing	means testing software based on its functional requirements. It ensures that the program performs the functions it was intended to and all required menu options are present. It also ensures that the program conforms to the industry standards.

Hard IMAC	means an approved IMAC request received from Company, which requires the Provider to dispatch a technician to the affected Site or Authorized User’s location in order to perform such required IMAC. A Hard IMAC shall include a Soft IMAC, if necessary.

Hardware	means computers and related equipment, including central processing units and other processors, controllers, modems, communications and telecommunications equipment (voice, data and video), cables, storage devices, printers, terminals, other peripherals and input and output devices, and other tangible mechanical and electronic equipment intended for the processing, input, output, storage, manipulation, communication, transmission and retrieval of information and data.

Help Desk	means the facilities, associated technologies, and fully trained staff who respond to calls, coordinate all Problem Management and Change Management activities, and act as a single point of contact for Authorized Users in regard to the Services.

High Availability (clusters)	means, with respect to Servers, any redundant pair of such devices for which automatic fail over, load balancing, or clustering has been configured such that when one of the devices fails, availability is provided by the other device with minimal or no loss of availability to the Authorized User.

Host	means a server, PC or computational device that can read and write to a storage array.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

HP Commercially Available Software	means Software proprietary to Provider (including proprietary tools) which Provider makes readily available to the public and is used to perform the Services in the substantially the same form as the Software offered to the public.

HP Delay	means any failure of Provider or a Provider vendor to comply in any material respect with any Provider obligation in this Agreement or the zTPF Plan, or any other material delay determined by the Executive Steering Committee to be a HP Delay, that prevents achievement of a material milestone or other objective.

IMAC(s)	means installations, moves, adds, changes, de-installations, and cascades for Equipment, Software, and related Services at designated Service Locations. IMACs will include: Hard IMACs, Soft IMACs, and Project IMACs.

Indemnified Party	has the meaning given in Section 16.3.

Indemnifying Party	has the meaning given in Section 16.3.

Independent Programmer Subcontracts	means subcontracts with individual, non-employee programmers (or agencies that supply individual, non-employee programmers), provided that such subcontracts (a) comply with Section 2.12(b), and (b) such programmers are not in leadership or supervisory roles for the Projects that they work on.

Infrastructure	means the entire portfolio of Equipment, System Software, and Network components required for the integrated provision and operation of Company’s IT systems and Applications.

Initial Rate of Exchange	has the meaning given in Section 8.1(i).

Initial Reference Source	has the meaning given in Section 8.1(i).

Initial Transformation Plan	has the meaning given in Section 1.9(a).

Integration Testing	means testing of combined parts of an Application to determine if they function together correctly; such testing usually is performed after unit and functional testing.

Intended Use Documents	has the meaning set forth in Exhibit 2.3 of the Services and Support Responsibilities Schedule.

Interconnect Devices	means the devices used to enable a portion of the Network to connect with another portion of the Network, either in a dedicated or dialup mode (e.g. modems, bridges, routers, hubs, switches, gateways).

Internal Reservations Services	has the meaning given in the Technology License Agreement.

International Agreement	has the meaning given in Section 1.1(b).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Internet Network	means the portion of the Company WAN Network, consisting of Equipment, Software, Transport Systems, Interconnect Devices, Wiring, and Cabling that are used to create, connect, and transmit data, voice and video signals to the public Internet.

Intranet	means a private computer network that uses Internet protocols, network connectivity, and possibly the public telecommunication system to securely share part of an organization’s information or operations with its employees.

Key Measurements	means those Service Levels for which no Service Credit is payable, but which are meaningful to Company’s business, and are described in the Service Levels and Service Credits Schedule.

Key Personnel	has the meaning given in the Restricted Personnel Schedule.

LAN (Local Area Network)	means a local, high-speed Network, including VLAN and Wireless LANs, consisting of LAN Equipment, Software, Transport Systems, Interconnect Devices, Wiring, and Cabling are used to create, connect, and transmit data, voice, and video signals to, within or among Company’s local-area network segments. LANs are typically confined within limited geographic areas (such as a single building or group of buildings) and offer relatively high data rates, usually above 10 /100 MBPS. LANs typically interconnect end user PCs, local servers, and printers and may connect with WANs.

LAN Equipment	means the Equipment and associated attachments, features, accessories, peripherals and Cabling supported or used by Provider in connection with its provision of LAN Services to the Authorized Users (e.g. bridges, intelligent and non-intelligent hubs, switches, gateways, remote access devices, intrabuilding wiring, and associated diagnostic equipment), and all additions, modifications, substitutions, upgrades, or enhancements to such Equipment.

LAN Systems	means all LAN Equipment and associated Software supported or used by Provider in connection with its provision of LAN Services.

Level 1 Support	means support that is provided as the entry point for inquiries or problem reports from Authorized Users. If Level 1 Provider personnel cannot resolve the inquiry or problem, the inquiry or problem is directed to the appropriate Level 2 Provider personnel or the Company or Third Party for resolution.

Level 2 Support	means support that serves as a consolidation point for inquiries and problems between Level 1 and Level 3. If Level 2 personnel cannot resolve the inquiry or problem, the inquiry or problem is directed to the appropriate Level 3 Provider personnel or the Company or Third Party for resolution.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Level 3 Support	means support provided by Provider personnel, the Company or Third Party that is most knowledgeable about the underlying problem or question and that is utilized when efforts to resolve the problem or question by Level 1 and Level 2 Support have failed or are bypassed. Inquiries or problems are usually reported by Level 1 or Level 2 support personnel, but may be initiated directly by Authorized Users or the Provider.

Lien	means any security interest, lien, pledge, encumbrance or other adverse right or claim of any party.

Local Differences	has the meaning given in Section 1.1(b).

Logical Security	means controlling access to information, software, and data by utilizing Operating Software parameters and applications level security controls. Logical Security includes logical separation of processors and disk and segregation of reusable storage media.

Long-Range IT Plan	means the long-range, comprehensive plan for Company’s information technology (IT) systems, processes, technical architecture, and standards as more fully described in Exhibit 2.2 of the Services and Support Responsibilities Schedule.

Losses	means all losses, liabilities, damages, penalties and claims (including interest and penalties and all related taxes incurred directly with respect thereto), and all related costs, expenses and other charges (including all reasonable attorneys’ fees and reasonable costs of investigation litigation and settlement).

Mainframe Services or Mainframe Service Tower	means the mainframe services as described in Exhibit 2.7 in the Services and Support Responsibilities Schedule.

Managed Agreements	has the meaning given in Section 3.4(a).

Materials	means expressions of literary works or other works of authorship, Software and other development works of any kind (such as programs, program listings, programming tools, documentation, reports, drawings and similar works) that are developed by Provider, Company, or by Provider and Company, under or in connection with this Agreement.

Measurement Window	means the time during, or frequency by, which a Service Level shall be measured. The Measurement Window will exclude Company approved scheduled maintenance.

Messaging Services	has the meaning set forth in Exhibit 2.1 of the Services and Support Responsibilities Schedule.

Middleware	means queue manager or other middleware service manager, such as messaging, application security tools and emulation software.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Midrange Services or Midrange Service Tower	means the midrange services as described in Exhibit 2.3 in the Services and Support Responsibilities Schedule, and the midrange technical services desk services as described in Exhibit 2.8 in the Services and Support Responsibilities Schedule.

Midrange Software Repository	means a repository of Operational Software images available and installed in Company’s Midrange environment and deployed in the FSE Gen 1 and FSE Gen 2 Networks.

Mingo DC	means the Tulsa Data Center Facility (Tulsa Computer Center and Secure Computer Center) located at 4000 N. Mingo Road, Tulsa, OK 74116.

Minimum Service Level Default	means the Provider’s level of performance for a particular Critical Service Level fails to meet the applicable Minimum Service Level at any time.

Minimum Service Level(s)	means the minimum level of performance set forth in Service Levels and Service Credits Schedule with respect to each Critical Service Level and Key Measurement.

Mobile Communications Network	means the portion of the Network consisting of mobile communications Equipment, Software, Transport Systems, Interconnect Devices, and Cabling used to create, connect, and transmit data, voice and video to Authorized Users.

Monthly Invoice Amount	means the total of all Charges payable by Company for the Services for a particular month, excluding Charges for New Services, Pass Through Expenses and Re-Sale Expenses (but not the management fees associated with such charges), Taxes, and fees relating to Transformation.

Network	means collectively, Company’s Transport Services, WAN, LAN, Standard Voice Network, Conferencing Network, Mobile Communications Network and Network Remote Access Services (individually “a Network;” and collectively, “the Network” or “Network”).

Network Equipment	means Equipment, including blade enclosures provisioned with virtual connect modules, and Software, associated with the provision of Transport Services, WAN, LAN, Standard Voice Network, Conferencing Network, Mobile Communications Network and Network Remote Access Services.

Network Remote Access	means the provision of the service which allows a remote user to log on to a computer or network within an organization from an external location. Remote access is typically accomplished by directly dialing up analog or ISDN modems or via a connection to the Internet.

Network Services or Network Service Tower	means the managed network services as described in Exhibit 2.4 in the Services and Support Responsibilities Schedule.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Network Topology	means the arrangement in which the nodes or interfaces to the Network are connected.

New Service	has the meaning given in Section 2.14(a).

Nine-Month Measurement Period	means if Section 8.3 of Service Levels and Service Credits Schedule is used to establish the Expected Service Level and Minimum Service Level commitments, the nine (9) consecutive months of measurements immediately preceding the month in which Company provided written notice to Provider under Section 8.2 of Service Levels and Service Credits Schedule.

Notice or Notify	has the meaning given in the Notices Schedule.

NSK Server	means a Server using a number of redundant processors and storage devices to provide high-speed failover.

Object Code	means the version of software that exists in the form of binary-coded machine instructions that may be specific to a CPU or computer model or family, sometimes called object code or machine code, and created by using programs called assemblers, compilers and interpreters to convert the Source Code into the binary machine language which is readable and executable by computers, but not generally readable by humans without reverse assembly, reverse compiling, or reverse engineering.

Off-Boarding	End to end Services for reclaim and access termination activities when an end user terminates, as set forth in greater detail in Exhibit 2.5 of the Services and Support Responsibilities Schedule.

Offshore Facilities	means Facilities not located within any state of the United States of America.

On-Boarding	means end to end Services for setting up the appropriate equipment, connectivity and access to Company for a new hire at Company offices. These Services include but are not limited to ordering hardware, providing connectivity, setting up access to security, voice, and e-mail, staging, installing and testing equipment and other specific services, functions, and responsibilities set forth in Exhibit 2.5 of the Services and Support Responsibilities Schedule.

Operating Software (Operating System)	means the Software control program in a CPU that provides the interface to the CPU and its associated Hardware, and the usage and allocation of memory resources, processor resources, input/output resources, and security resources.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Operating System Instance or OSI or Instance	means one (1) running, Operating System kernel process that manages: (A) all of a discrete subset of the Application Server’s persistent storage (disk), volatile storage (memory) and central processing units; and (B) a single list of processes (process table). Depending on the hardware Application Server’s configuration, one or more Instance(s) may run on a single hardware Application Server. Instances in a clustered configuration (nodes) shall be deemed to be discrete Instances.

Operational Software	All Software and the associated documentation developed, licensed, purchased, or otherwise included for the installation and execution of Company’s business related systems operations, or installed on any hardware device used to provide the Services, including Company Supported Software and Provider Supported Software. Software components may be developed by Company, on behalf of Company (by Provider or other agents of Company), and by third party companies or development organizations, including re-usable software libraries, modules, classes, or object code components installed from Open-Source foundations approved for use by Company. For the avoidance of doubt, this includes all software necessary for delivery of the Services, including monitoring, operational, maintenance, and support of Company production, certification, integration, testing and development systems.

Original Agreement	that certain Amended and Restated Information Technology Services Agreement entered into by the Parties and EDS Information Services, LLC as of September 30, 2007.

Out-of-Pocket Expenses	means reasonable and actual out-of-pocket expenses incurred by the Provider for Equipment, materials, supplies, or other Services provided to Company, but not including the Provider’s overhead costs, administrative expenses, or other mark-ups.

Oversight Review Period	has the meaning given in Section 7.5(j).

Participant	means a Vendor that has an agreement with Company for the distribution of such Vendor’s products, information or services through the SABRE CRS.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Participating Third Parties	means:

(a) All third parties that access, use, distribute, market, service, provide information for use in, or whose systems connect or communicate with the Distribution System pursuant to an agreement between such third party and Company under which Company provides such rights to the third party, including, without limitation,

(i) Subscribers,

(ii) Participants,

(iii) CRS Entities,

(iv) Multi-host customers,

(v) Host-to-host parties,

(vi) Fare data providers, and

(vii) End users.

(b) Web hosting customers;

(c) ASP customers;

(d) Third party contractors and subcontractors of Company;

(e) Joint ventures and joint venture partners; and

(f) Other third party vendors and customers of Company.

Party	means Company or Provider as detailed on the initial page of this Agreement.

Pass-Through Expense(s)	has the meaning given in the Charges Schedule.

Performance Category	has the meaning given in the Service Levels and Service Credits Schedule.

Performance Testing	means testing conducted to evaluate the compliance of a system or component with specified performance requirements.

Person	means any individual, corporation, partnership, limited liability company, trust, association or other entity or organization, including any governmental or political subdivision or any agency or instrumentality thereof.

PNRC	has the meaning given in the Technology License Agreement.

Pool Percentage Available for Allocation	means the sum of the Allocations of Pool Percentage for all the Performance Categories, which shall equal [ * * * ] percent.

Portable Network Devices	means portable, hand-held Equipment used by Authorized Users for telecommunications access and services, including pagers, mobile phones, calling cards, and any telecommunications functionality associated with PDAs. Portable Network Devices do not include personal computers or laptops.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Pre-Paid TN Devices	the Travel Network Billable Devices for which Company is pre-paying as of January 1, 2012 what it would have owed under the Original Agreement for the Travel Network Billable Device RU for the remaining useful life of such devices. The Pre-Paid TN Devices are listed in Attachment 4-H to the Charges Schedule.

Problem Management	means the process of tracking and managing all problems arising in Company’s information technology (IT) environment, and resolving those problems arising from or related to the Services.

Problem Tracking System	means the functionality and technical characteristics of the problem tracking system described in Exhibit 2.1 of the Services and Support Responsibilities Schedule.

Procedures Manual	means the procedures manual developed by the Parties under the Original Agreement as updated in accordance with the Policies and Procedures Manual Schedule.

Procurement Catalog	means a list of EUC Equipment and Software that are the approved products for purchase or lease by Authorized Users for new deployments.

Project	has the meaning given in the Projects Schedule.

Project IMAC	means a combination of ten (10) or more Hard IMACs, where the Hard IMACs are related to the same unique requirement and time frame for an Authorized User, and are included as part of a unique IMAC request or closely related IMAC requests.

Project and Labor Service Tower	means the labor and project services as described in Exhibit 2.6 to the Services and Support Responsibilities Schedule.

Project Plan	means the statement of work, set of activities and timeframes needed to complete a Project.

Provider	has the meaning given in the first paragraph of this Agreement.

Provider Indemnitee	has the meaning given in Section 16.2.

Provider Regulatory Requirements	has the meaning given in Section 2.11(a).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Provider Supported Software	means all Operational Software (along with associated documentation) that is any of the following: (i) Systems Software; (ii) Middleware, Web Server Software and Database Software; and (iii) Applications (other than those covered by clause (ii) above) agreed by the Parties. Notwithstanding the foregoing, Company may elect to reclassify any Provider Supported Software as Company Supported Software pursuant to the Change Management Process. In addition, the following Software shall not be included in the definition of Provider Supported Software for the Midrange Services until the Parties have agreed to appropriate pricing terms (if necessary): Software that both (i) has only been adopted by an immaterial or insignificant number of relevant companies in the United States, and (ii) requires efforts to operationalize, implement and support that (collectively) drive Provider costs materially beyond those contemplated by Provider’s rate structure for Non-Standard Technologies (as defined in Attachment 4-L to the Charges Schedule).

PSS or Passenger Services System	has the meaning given in the Technology License Agreement.

QCP	has the meaning given in the Technology License Agreement.

Quarterly Reference	has the meaning given in Section 8.1(i).

Rate of Exchange	has the meaning given in Section 8.1(i).

Recovery Point Objective (RPO)	means the measurement of the time elapsed between the most recent data recovery copy and the occurrence of the disaster.

Recovery Time Objective (RTO)	during a disaster, means the measurement from the point in time which a disaster is declared, to the point in time at which all in-scope systems are restored such that Company can conduct all functions included in the Disaster Recovery solution for Company customers at capacity levels documented in the Disaster Recovery Objectives Chart and Disaster Recovery Technical Specifications Document.

Refresh	means the upgrading and/or replacing of Equipment and Software during the Term.

Reimbursement Fee	has the meaning given in the Termination Fee Schedule.

Related Documentation	means documentation (regardless of the format or media in which expressed) that describes the function and use (and installation, operation and maintenance) of software, which may include the specifications, technical manuals, schematics, user manuals, procedures manuals, system manuals, statements of principles of operation, flow diagrams, and file descriptions.

Required Consents	has the meaning given in Section 3.2.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Required Hardware	means any Hardware and other equipment that is owned or leased by Provider and which on the date of expiration or termination of this Agreement in its entirety is either (1) both (A) located at a Service Location (excluding for the avoidance of doubt any Facilities that are also listed as Service Locations) and (B) used primarily to perform the Services, or (2) a Targeted RH Asset.

Re-Sale Expense	has the meaning given in the Charges Schedule.

Resource Baseline(s)	has the meaning given in the Charges Schedule.

Resource Units	has the meaning given in the Charges Schedule.

RFP	means a request for proposal or any other competitive solicitation of bids for the provision of services to the relevant Person.

RRC	means reduced resource credit.

RRC Adjustments	is the product of (a) the volume difference between the Actual RU Volumes used by Company globally in a given month and the Baseline Volumes, and (b) the applicable Base Unit Rates, plus any applicable RRCs.

SABRE CRS	has the meaning given in the Technology License Agreement.

Scheduled Uptime	means that period of time (days of the week and hours per day) during which a particular system, Application, Software, Hardware, Network, or any other part of the Services is expected to be available during the Measurement Window.

Script Language	means a version of software that exists in the form of commands and instructions for high-level command language that is interpreted by the computer (translated on the fly) without having to be compiled and usually used to write scripts (such as macros and communications program scripts) for limited functions that augment an application or system program, including such languages as Hyper-Text Mark-up Language (HTML) and Microsoft’s Visual Basic for Applications (VBA).

Server	means any computer that provides shared processing or resources (e.g., printer, fax, Application processing, database, mail, proxy, firewalls, and backup capabilities) to Authorized Users or other computers over the Network. A Server includes associated peripherals (e.g., local storage devices, attachments to centralized storage, monitor, keyboard, pointing device, tape drives, and external disk arrays) and is identified by a unique manufacturer’s serial number.

Service Credits or Service Level Credits	has the meaning set forth in the Service Levels and Service Credits Schedule.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Service Levels	has the meaning given in the Service Levels and Service Credits Schedule.

Service Level Credit Allocation Percentage	means the percentage of the Allocation of Pool Percentage allocated to a Critical Service Level within a Performance Category, as further defined in the Service Levels and Service Credits Schedule.

Service Level Default	has the meaning set forth in the Service Levels and Service Credits Schedule.

Service Locations	means the locations of Company and Authorized Users to which Provider provides the Services, as may be amended by Company from time to time during the Term. As of the Effective Date, the Service Locations are as set forth in the Procedures Manual.

Service Towers	means the major service categories comprising the Services from time to time. As of the Effective Date, the Service Towers are End-User Computing, Projects and Labor, Mainframe, Midrange, Cross-Functional and Network.

Services	means the ongoing administration, management, operation, support, provision and performance of services as those services are described and defined in this Agreement, the Services and Support Responsibilities Schedule and the other Schedules to this Agreement and as those services may evolve and be supplemented and enhanced during the Term in accordance with the Agreement.

Services Employees	has the meaning given in Section 13.4(g).

Severity Level	means the categorization of a problem associated with the Services based on the potential impact of the problem to Company.

Severity Level 1	means a severe business disruption – namely, a system-wide problem/outage or a problem/outage affecting one or more internal or external user groups to the extent that such user groups are unable to operate.

Severity Level 2	means a major business disruption – namely, a problem/outage affecting one or more internal or external user groups to the extent that such user group(s) is/are experiencing a significant reduction in performance with no work-around to the problem/outage available.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Severity Level 3	means a moderate business disruption – namely, a problem/outage affecting a specific internal or external user or one or more internal or external user groups to the extent that such user or user group(s) is/are experiencing a moderate reduction in performance, where either a work-around is available to allow business operation to continue or the problem/outage occurred for only a short period of time.

Severity Level 4	means a minor business disruption – namely, a problem/outage that has little or no adverse business impact on internal or external users or user groups.

Shared Systems	has the meaning given in the Technology Governance Schedule.

Shared Systems Change	has the meaning given in the Technology Governance Schedule.

Site(s)	means Company Service Locations and Facilities where the Services will be performed or delivered, as may change during the Term.

SLA Termination Event	means Provider (a) incurs Service Credits that in aggregate exceed [ * * * ] of the cumulative At Risk Amount during any rolling [ * * * ] period or (b) fails to perform in accordance with the Minimum Service Level for the same Critical Service Level for [ * * * ] consecutive months or during [ * * * ] of any [ * * * ] consecutive month period.

Soft IMAC	means an approved Software IMAC request received from Company, which IMAC can be performed concurrently with remote element management tools and does not require any physical on-site intervention. A Software patch or error correction upgrade will not be considered as a Soft IMAC.

Software	means and includes computer programs (including without limitation macros and class libraries), together with input and output formats and data models, whether in the form of Script Languages, Source Code or Object Code (or other executable form) versions of any computer programs, or any combination thereof, and Related Documentation, including the tangible media upon which such programs and Related Documentation are recorded or printed.

Source Code	has the meaning given in the Technology License Agreement.

Special Case Asset	means storage assets for which there is an asset-only RU, and FSE Gen 2 Enclosures. In addition, Special Case Assets shall include WAN Services (Site Type 0 through 7) and Wireless Access Controllers.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Specified Company Competitor	Means [ * * * ]

Specified Provider Competitor	means [ * * * ]

Standard Products	means minimum EUC Equipment and Software requirements and/or specific EUC Equipment and Software that are designated as being in standard use within Company.

Standard Voice Network	means the portion of the Network consisting of Standard Voice Systems, Software, Transport Systems, Interconnect Devices, Wiring and Cabling used to create, connect, and transmit voice to Authorized Users.

Standard Voice Equipment	means the Equipment and associated attachments, features, accessories, peripherals, and Cabling supported or used by Provider in connection with its provision of Standard Voice Services (to include VOIP) to the Authorized Users, including PBXs and PBX rectifiers, IP telephony, Centrex, handsets, key systems, small office/home communications systems, voice mail systems, and paging systems, Portable Network Devices, American Disabilities Act (ADA) communications devices (e.g. TDDs, teletype, special equipped handsets), voice recognition units (“VRUs”), interactive voice response units (“IVRs”), call data recording systems (“CDRs”), automatic call distributors (“ACDs”), voice communications management systems, backup battery systems, and associated diagnostic equipment.

Standard Voice Systems	means all Standard Voice Equipment (including VOIP) and associated Software supported or used by Provider in connection with its provision of Standard Voice Services.

Storage Array	means a self-contained computing device dedicated to the centralized management of disk drives.

Subscribers	means any Person (including any Travel Agent, corporate travel account, or individual using an interactive device or Internet service), other than Participants and CRS Entities, that utilizes CRS Services.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Substantially Similar	means Servers:

(1) With substantially similar Hardware and all components (where any variations do not impact the operational management of the farm);

(2) With substantially similar Operating System version and its configuration (except the host name and IP address);

(3) With substantially similar Company Applications and third-party software;

(4) With substantially similar database management system Software and its configuration (e.g., no unique configurations or database schemas);

(5) With all third-party software (including operating system) supported by the third-party vendor unless the third-party product is compiled in the Company’s Application;

(6) With Company Application and database start-up scripts that include all Application and database configuration requirements; e.g., network static routes; and

(7) Company Applications and databases that enable automated data stream/workload redistribution.

Successor	has the meaning given in Section 13.3.

System-Specific Severity Levels	means those severity levels as defined in (or pursuant to) the Procedures Manual. In the absence of a System-Specific Severity Level, the Severity Level 1, 2, 3 and 4 classifications set forth below shall apply to a problem/outage.

System(s) Software	means those programs and Software, including documentation and materials, that perform tasks basic to the functioning of the computer hardware, or which are required to operate, or facilitate, the operation of the Applications, or otherwise support the provision of Services by Supplier (including monitoring, operational, control programs, maintenance, and support of Company production, certification, integration, testing and development systems). Systems Software includes Operating Software, systems utilities, and any other Software not designated as Applications.

T4C Fee	has the meaning given in the Termination Fee Schedule.

Targeted RH Asset	has the meaning given in the Technology Refresh Schedule.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Taxes	means foreign, federal, state and local sales, use, gross receipts, excise, telecommunications, value added, goods and services, provincial sales, other similar types of transfer taxes, duties, fees or charges (including any related penalties, additions to tax, and interest), however designated or imposed, which are in the nature of a transaction tax, duty, fee or charge, but not including any taxes, duties, fees or charges imposed on or measured by net or gross income (other than any such taxes which are in the nature of transaction taxes of the type listed above), capital stock or net worth or in the nature of an income, capital, franchise, or net worth tax. “Taxes” specifically excludes Withholding Taxes.

Technology License Agreement	means the Technology License Agreement entered into by and between the Parties as of July 1, 2001, as amended from time to time.

Term	has the meaning given in Section 12.1 and any extension and renewal term described in this Agreement.

Termination Assistance Period	has the meaning given in Section 13.3(a).

Termination Assistance Plan	has the meaning given in the Termination Assistance Schedule.

Termination Assistance Services	means the termination assistance services described in Sections 13.3 and 13.4 and the Termination Assistance Schedule and all other necessary assistance to allow the Services to continue without interruption or adverse effect and to facilitate the orderly transfer of the Services to the Successor or Company.

Termination Event	has the meaning given in Section 13.5(b).

Test Recovery Time Objective (Test RTO)	During a test, means the measurement from the point in time from the beginning of phase one as reported during the test through the end of phase three (as defined in the Disaster Recovery Objectives Chart) for all in-scope systems. Although the Test RTO is only measured from beginning of phase one through the end of phase three, if during phase four (the validation phase), a system is found to be functioning improperly, the time to resolve will be counted towards the Test RTO.

Time expended as described below shall not be counted as part of the Test RTO:

	1.)	Disaster recovery test technical staff diverted to a non- related production issue.

	2.)	Unplanned time spent ensuring that the production environment has no negative impact from the test.

	3.)	Unplanned delays associated with Company specific tasks of deliverables as called out in the test plan.

	4.)	Any unforeseen issues that the parties agree to exclude.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Third Party	means a legal entity, company, or person(s) that is not a Party to the Agreement, and is not an Affiliate of a Party.

Third Party Agreements	means the Managed Agreements; and (ii) agreements reflecting the Pass-Through Expenses.

Third Party Vendor(s)	means a Third Party that provides products or services to Company that is related to, or are in support of, the Services. Third Party Vendors do not include subcontractors of the Provider.

Tier 3 Data Center	means a Provider data center that meets the following standards (at a minimum): [ * * * ]

TMD Internet Software	has the meaning given in the Technology License Agreement.

TMD Products	has the meaning given in the Technology License Agreement.

TMD Space	means the distribution and/or marketing of data for corporate and leisure travel, including but not limited to demand stimulation, shopping, selling/booking, confirmation, fulfillment, management of the day-of-travel experience, and maintenance of post-travel database and traveler relationship.

TN Warehouse Services	means the overall service of providing procurement, warehousing, kitting, shipping, refurbishment and hardware pick-up services for Subscribers.

Tower Group	means the Midrange Service Tower, Network Service Tower, End User Computing Service Tower, and Help Desk services described in Exhibit 2.1 of the Services and Support Responsibilities Schedule.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Transferred Voice Assets	means all Hardware and associated Software (other than Core TVA Software)in Facilities and Service Locations used on a dedicated basis to provide the Company connectivity to the public switched telephone network (PSTN) that allows voice communication. Specific Transferred Voice Assets include: (i) Call Manager Hardware and associated gateways and gatekeepers in Southlake and London locations; (ii) Call Manager Express Hardware in multiple Sabre offices; (iii) fax and analog equipment located in Southlake; (iv) Emergency Responder Hardware in Southlake; and (v) Voice Conferencing routers in Southlake. A non-exclusive list of Transferred Voice Assets is attached as Attachment 4-C to the Charges Schedule. “Core TVA Software” means Software associated with Call Manager clusters in Southlake and London, and Emergency Responder in Southlake.

Transformation Plan	means the Initial Transformation Plan, together with any subsequent detailed plans prepared pursuant to the Transformation Schedule.

Transport or Transport Services	means a commercial service providing the carriage or transmission of voice, video, or data electronic impulses over a distance.

Transport Facilities	means the entire medium over which Transport takes place, including the Equipment and associated attachments, features, accessories, peripherals, and Cabling supported or provided by Provider in connection with Transport Services (e.g. data access lines and circuits; voice access lines and trunks; ISDN lines; copper and fiber; microwave, and satellite, routers, hubs, switches, PBXs, etc.).

Transport Systems	means all Transport Facilities and associated Software supported or provided by Provider in connection with the provision, monitoring, or management of Transport Services.

Transport Vendor(s)	means a provider of Transport Services.

Travel Agent	means each wholesaler, agent or other Person (other than Vendors) who makes travel arrangements on behalf of any other Person for air carriers, trains, buses, cruise ships, hotels, car rentals and/or any other travel-related services, including on-line travel agents.

Travel and Transportation Industry	means (i) the Airline Industry, and (ii) the TMD Space.

Travel Network Billable Device	has the meaning given in Exhibit 2.2 to the Services and Support Responsibilities Schedule.

Unique Application Knowledge	has the meaning given in Exhibit 2.3 to the Services and Support Responsibilities Schedule

Unit Testing	means the testing procedure used to validate that individual units of source code are working properly.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Unrelieved Service Level Credits	means all Service Credits that are not eliminated via Earnback.

US	means US Airways, Inc. and its Affiliates.

Utility Server(s)	means the following types of Servers: File, Print, E-mail, DNS, Firewall, Authentication, WINS, Infrastructure Management, Domain Controllers, etc.

Utilized Disk Space	means the amount of data that has been written to disk not including data protection which includes but is not limited to snapshots, RAID and mirroring.

Vault	means a separate physical infrastructure (switches, fire walls, load balancers and intrusion detection) within FSE Gen 1Network in Data Centers for Company servers. This infrastructure within FSE Gen 1Network provides dedicated hardware, shall be firewall protected from other networks, and may be used to accommodate security as defined by Company. Vaults may contain Company systems that Company has designated as requiring additional security (such as PCI, financial, payroll, etc.).

Vendor	means any air carrier (including all scheduled, charter, domestic and internal air carriers), car rental company, surface transportation carrier, hotel or lodging provider, railroad, steamship company, cruise or tour operator or other vendor of travel-related products, information or services (other than a Travel Agent), provided that a Person may be a Vendor and/or Participant for some purposes, and also be a Travel Agent for other purposes.

Virus or Viruses	means computer instructions (i) that without functional purpose adversely affect the operation, security or integrity of a computing, telecommunications or other digital operating or processing system or environment including without limitation, other programs, data, computer libraries and computer and communications equipment, by altering, destroying, disrupting or inhibiting such operation, security or integrity; (ii) that without functional purpose, self-replicate written manual intervention; or (iii) that purport to perform a useful function but which actually perform either a destructive or harmful function, or perform no useful function and utilize substantial computer, telecommunications or memory resources.

Volume	means an allocation of disk space that is presented by the storage array for file access.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

WAN (or Wide Area Network)	means a long haul, high-speed backbone transmission Network, consisting of WAN Equipment, Software, Transport Systems, Interconnect Devices, and Cabling that, and other services as they become available that are used to create, connect, and transmit data, voice and video signals to within, between or among: (i) LANs; (ii) and non-Company locations that do business with Company and for which Company is responsible for allowing Connectivity.

WAN Equipment	means the Equipment and associated attachments, features, accessories, peripherals, and Cabling supported or used by Provider in connection with its provision of WAN Services to the Authorized Users (e.g. routers, multiplexors, access circuits, backbone circuits, channel banks, firewalls, WAN accelerators, CSU/DSUs, and associated diagnostic equipment), and all additions, modifications, substitutions, upgrades, or enhancements to such Equipment.

Warehouse Services	means the procurement, storage, kitting, packaging, distribution, refurbishment and pick-up services for Travel Agent customer hardware and software as described in Exhibit 2.2 of the Services and Support Responsibilities Schedule.

Warranty Period	means [ * * * ] months for Developed Information that executes on a daily, weekly, or monthly cycle; [ * * * ] months for Developed Information that executes on a quarterly cycle; and [ * * * ] years for Developed Information that executes on an annual cycle.

Web Server Software	means software programs and containers that provide access to services via HTTP and similar protocols and the software or code containers that provide that capability. These systems either serve content directly, or act as a container for programs or scripts that generate the requested content. One method of access for these is via internet browsers. Other access methods such as Web Services, SOA or direct program to container access are also often used. Representative examples of Web Server Software include IIS, Apache, Tomcat and JBoss Application Server.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Winddown Expenses	means:

(1) All of the following costs to the extent actually incurred by Provider as a result of the relevant termination:

a. the net book value of Hardware and other equipment not acquired by Company pursuant to Section 13.4 that at the time of such termination is used on a dedicated basis to perform the terminated Services, less the amount of any net recoveries from redeployment, lease or sale of such Hardware and other equipment, and plus the actual, reasonable costs incurred by Provider for redeployment or disposition (by lease or sale); provided that (i) Provider depreciates such Hardware and other equipment in accordance with the applicable refresh schedule provided in the Technology Refresh Schedule, and (ii) Company shall not be obligated to pay such costs associated with time periods (if any) after the initial seven (7) year term of this Agreement;

b. the net book value of Hardware and other equipment not acquired by Company pursuant to Section 13.5 that at the time of such termination is used to perform the terminated Services on Shared Systems that utilize TPF (including VM Test), less the amount of any net recoveries from redeployment, lease or sale of such Hardware and other equipment, provided that (i) Provider depreciates such Hardware and other equipment in accordance with the applicable refresh schedule provided in the Technology Refresh Schedule, and (ii) Company shall not be obligated to pay such costs associated with time periods (if any) after the initial seven (7) year term of this Agreement;

c. the net book value of Software not acquired, licensed or sublicensed by Company pursuant to Section 13.4 that at the time of such termination is used on a dedicated basis to perform the terminated Services, less the amount of any net recoveries from redeployment, license, sublicense or transfer of such Software; provided that (i) Provider depreciates such Software over a five-year life, and (ii) Company shall not be obligated to pay such costs associated with time periods (if any) after the initial seven (7) year term of this Agreement;

d. the reasonable severance costs under Provider’s then- current enterprise-wide severance policy for employees that at the time of such termination are used on a dedicated basis to perform the terminated Services and that are not hired by Company or Successor pursuant to Section 13.4; provided that (i) severance occurs within ninety (90) days after each such employee ceases to perform the terminated Services, and (ii) Company shall not be obligated to pay such costs associated with time periods (if any) after the initial seven (7) year term of this Agreement;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

e. the actual termination or cancellation charges, and the actual non-cancellable charges, in each case required to be paid by Provider under third party maintenance agreements and Hardware (and other equipment) leases/subleases not assigned, subcontracted or subleased to Company pursuant to Section 13.4 that at the time of such termination are used on a dedicated basis to perform the terminated Services, less the amount of any net recoveries from redeployment, assignment, subcontracting, sublease or sale of such third party agreements or the assets or services covered thereby, and plus the actual, reasonable costs incurred by Provider for redeployment or disposition (by assignment, subcontract, sublease or sale); provided that Company shall not be obligated to pay such costs associated with time periods (if any) after the initial seven (7) year term of this Agreement;

f. the actual, reasonable costs incurred by Provider within 180 days of the relevant termination for the: (1) personnel time and travel to shut down terminated Services dedicated to Company, and (2) the relocation of employees that at the time of termination are used on a dedicated basis to perform the terminated Services and that are not (i) severed by Provider as provided in subsection (d) above or (ii) hired by Company or Successor pursuant to Section 13.4;

(2) Solely in the event of a termination for convenience by Company of the entire Agreement, the Reimbursement Fee; and

(3) Solely in the event of a termination for convenience by Company of the entire Agreement or by Service Tower, the T4C Fee.

Both Parties acknowledge and agree that they will not disclose the terms of this “Winddown Expenses” definition without the written consent of the other Party, notwithstanding the terms of the Confidentiality Schedule.

Wiring	means the physical wire connection within walls, between floors, and between buildings.

Withholding Taxes	means foreign, federal, and state and local taxes, fees, or charges which are imposed on or by reference to gross or net income or gross or net receipts and are required under applicable law to be withheld by the Company from payments made to Provider under this Agreement (including any related penalties and interest thereon).

Yearly Performance Average	means, with respect to each Critical Service Level for which there was a Service Level Default during the preceding contract year, the average of the Provider’s average monthly performances in the Critical Service Level during the preceding contract year.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TABLE OF CONTENTS

ARTICLE 1. RELATIONSHIP PROTOCOLS		1
1.1.	Contracting Parties	1
1.2.	Evolving Nature of Relationship	2
1.3.	Inherent Services	3
1.4.	Changing Nature of Services	3
1.5.	Conflicts of Interests	3
1.6.	Alternate Providers	4
1.7.	Trinity	4
1.8.	Market Watch	5
1.9.	Transformation	5
1.10.	Transferred Voice Assets	6

ARTICLE 2. THE SERVICES		7
2.1.	Obligation to Provide Services	7
2.2.	Affiliate Participation	7
2.3.	Third Party Participation	8
2.4.	Service Levels; Reporting	8
2.5.	Failure to Perform; Service Levels Remedies	9
2.6.	Non-exclusive Remedies	9
2.7.	Long-Range IT Plan	9
2.8.	Disaster Recovery Services	9
2.9.	Audits	9
2.10.	Reduction or Increase in Requirements	9
2.11.	Regulatory Compliance	10
2.12.	Use of Subcontractors	11
2.13.	Projects	12
2.14.	New Services	12
2.15.	Location of Services	13
2.16.	Technology Governance	14
2.17.	Customer Satisfaction Survey	14

ARTICLE 3. TECHNOLOGY PLATFORMS		15
3.1.	Third Party Agreements	15
3.2.	No Consents	15
3.3.	Integration	15
3.4.	Agency	16
3.5.	zTPF Migration	16
3.6.	Technology Refresh	19
3.7.	Technology	19
3.8.	Viruses	20
3.9.	Currency Denominations	21

ARTICLE 4. CHANGE MANAGEMENT		21
4.1.	Change Control Procedures	21

ARTICLE 5. RESOURCES		21
5.1.	Resources	22

ARTICLE 6. SERVICE STAFFING		22
6.1.	Account Governance	22
6.2.	Project Executives	22
6.3.	Restrictions on Provider Personnel	22
6.4.	Company’s Replacement of Personnel	22
6.5.	Retention of Experienced Resources	23
6.6.	Efficient Use of Resources	23

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 7. CHARGES AND DISBURSEMENTS		23
7.1.	Disbursements	23
7.2.	Charges	23
7.3.	Taxes	23
7.4.	Service Credits	27
7.5.	Benchmarking	27

ARTICLE 8. INVOICING AND PAYMENT		29
8.1.	Invoicing Procedures	29
8.2.	Disputed Charges/Credits/Set-off	32
8.3.	Late Fees	33

ARTICLE 9. TECHNOLOGY RIGHTS		33
9.1.	Technology Rights	33
9.2.	Technology Definitions; Use	33
9.3.	Ownership of Certain Developed Information	33

ARTICLE 10. CONFIDENTIALITY		33
10.1.	Covenants	33
10.2.	Limitations	34

ARTICLE 11. SECURITY		34
11.1.	Data Ownership	34
11.2.	Data Security	34
11.3.	Other Security Measures	34

ARTICLE 12. TERM AND TERMINATION		34
12.1.	Term	34
12.2.	Renewal	35
12.3.	Termination by Company for Cause	35
12.4.	Termination by Company for Convenience or Change in Control	36
12.5.	Termination by Company for Force Majeure Event	36
12.6.	Termination by Provider	36
12.7.	Survival of Cross-Functional Services	36
12.8.	Mitigation of Winddown Expenses	37

ARTICLE 13. EFFECT OF TERMINATION		37
13.1.	Survival of Selected Provisions	37
13.2.	Extension	37
13.3.	Termination Assistance	37
13.4.	Other Rights	38
13.5.	Additional Other Rights for Shared Systems	41
13.6.	Facilities Access	42
13.7.	Required Hardware	42

ARTICLE 14. LIABILITY		43
14.1.	Damages and Liability Limits	43
14.2.	EXCLUSIONS	44

ARTICLE 15. WARRANTIES		44
15.1.	Provider Warranties	45
15.2.	Party Warranties	45
15.3.	Disclaimers	46

ARTICLE 16. INDEMNITIES		46
16.1.	Indemnity by Provider	46
16.2.	Indemnity by Company	47
16.3.	Indemnification Procedures	48
16.4.	Clarification	49
16.5.	Primary Indemnification	49
16.6.	Mutual Waiver of Subrogation	49

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ARTICLE 17. INSURANCE		49
17.1.	Provider Insurance	49

ARTICLE 18. DISPUTE RESOLUTION		50
18.1.	Dispute Resolution Procedures	50
18.2.	Continued Performance	50

ARTICLE 19. FORCE MAJEURE		50
19.1.	Force Majeure	50
19.2.	Exceptions	51

ARTICLE 20. GENERAL TERMS		51
20.1.	Governing Law	51
20.2.	Choice of Forum	52
20.3.	Relationship of the Parties	52
20.4.	Publicity	52
20.5.	Entire Agreement, Updates, Amendments and Modifications	52
20.6.	Waiver	52
20.7.	Severability	52
20.8.	Counterparts	52
20.9.	Binding Nature and Assignment	52
20.10.	Notices	53
20.11.	No Third Party Beneficiaries	53
20.12.	Other Documents	53
20.13.	Reasonableness	53
20.14.	Nonperformance	53
20.15.	Consents and Approvals	53
20.16.	Employment Actions	54
20.17.	Conflicts	54
20.18.	Further Assurances	54
20.19.	Export Regulations	54

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ACCOUNT GOVERNANCE SCHEDULE

1.0	Introduction

1.1	This Account Governance Schedule provides a high level outline of the account governance process, responsibilities and requirements that the Parties will implement to manage the administration of the Agreement and the Services. The purpose of this Schedule is to define agreed upon principles and processes that will guide the Parties’ relationship under the Agreement and enhance the quality of service provided by Provider to Company thereunder. Additional detailed governance procedures implementing the principles contained in this Schedule are set forth in the Services and Support Responsibilities Schedule, other Schedules to the Agreement, the Business Operations and Support Plan and in the Procedures Manual.

2.0	Governance Teams

2.1	Company shall develop a governance team that will consist of individuals performing the following roles and responsibilities (collectively, the “Company Governance Team”):

a.	a Company Contract Executive responsible for business unit coordination, with overall responsibility for Company’s customer relationship with Provider across all business units;

b.	a Company Contract Manager responsible for overall contract governance, business management processes and contract administration, with primary administrative responsibility for the Agreement and the management of all reporting and updates to the Agreement including, for example: (i) coordinating receipt and review of all Provider reports required per the Agreement; (ii) developing standard reporting and communication requirements between Provider and various staff and organizations within Company; (iii) developing and assisting with negotiations related to all addendums and updates to the Agreement that are required during the Term; and (iv) assisting with interpretation and intent of the Parties in regard to the terms and conditions of the Agreement.

c.	Company executives to: (i) manage the overall relationship with Provider; (ii) provide leadership and guidance to the Company governance; (iii) work with the Provider Governance Team to progress the goals and objectives of the arrangement; (iv) resolve escalated issues in accordance with the governance escalation procedures; and (v) provide liaison activities and guidance with the Provider’s corporate executive leadership in regard to the strategic needs of Company.

d.	Company personnel for monitoring Provider deliverables and commitments including, for example: (i) monitoring Provider contract-level deliverable commitments; (ii) tracking fulfillment of Provider deliverables; (iii) ensuring auditability of Provider processes; (iv) managing Benchmarking activities; (v) staffing and managing the Company Governance Team; (vi) resolving escalated issues according to the governance escalation procedures; (vii) approving (or declining) all work requests that are in excess of pre-established expenditure amounts or circumstances; (viii) evaluating Service Credits and approving any action plans resulting from critical service failure; and (ix) approving, authorizing and overseeing all contract-related policies and procedures.

e.	Company personnel to oversee transformation management, with responsibility for fulfilling Company’s obligations under the Transformation Schedule.

f.	Company personnel to oversee all financial activities related to the Agreement and the delivery of Services.

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g.	Company personnel to monitor and support the Provider’s performance of the Services associated with each Service Tower within the scope of the Agreement.

2.2	Provider and Company shall work together to develop a Provider governance team that, at a minimum, will include individuals with the following roles and responsibilities (“Provider Governance Team”):

a.	A Client Executive with complete authority and responsibility to deliver all Services from the Provider to Company including, for example: (i) managing the overall relationship regarding Provider and Company; (ii) facilitating the successful transition of the Agreement to operational status; (iii) managing Provider’s fulfillment of all its obligations under the Agreement; (iv) working with the Company Governance Team to establish, manage, and meet commitments, requirements, and expectations; (v) working with Company executives and technology leadership to align the delivery of Services with the strategic needs of Company, with such activities performed with the approval and in conjunction with members of the Company Governance Team; and (vi) informing Company about new corporate capabilities and developments within the Provider’s organization, and proposing ideas and solutions that will provide ongoing benefit to Company.

b.	Provider Account Manager(s) responsible for account management, with primary business operating performance responsibility for the account and delivery commitments and deliverables required under the Agreement including, for example: (i) collaborating with other members of the Provider Governance Team to manage and meet commitments, requirements and expectations; (ii) facilitating the fulfillment of all Service Levels; (iii) managing the satisfaction of Provider’s performance requirements as they relate to Company business requirements and business objectives; (iv) assuring operational compliance with the Agreement and Provider’s fulfillment of its obligations under the Agreement, including all obligations relating to deliverables; (v) establishing and executing the account management disciplines, business management processes, and associated reporting; (vi) facilitating prompt identification and resolution of Service delivery issues; (vii) managing the fulfillment of Provider’s performance requirements as they relate to the Company strategic business planning (business and architecture, strategic options, business assessment, business operating plans); (viii) acting as the primary Provider focus for new service establishment for Company; (ix) staffing and leading the Provider Management Team and Project Staff; and (x) providing all Provider contract administrations for the time-phased contractual commitments to assure fulfillment of Provider deliverables.

c.	Provider personnel responsible for Service control management and delivering the metrics program for the account including, for example: (i) interfacing as needed with Company; (ii) establishing Provider metrics program; (iii) constructing the performance reports and managing the monthly reporting; (iv) establishing Provider Benchmarking methodology in accordance with the Agreement; (v) introducing the Provider’s processes and delivery models to the account; modifying them to meet Company standards and managing the implementation of the methodology on the account; (vi) providing training as required by the Agreement; (vii) providing process ownership for Service delivery processes; (viii) providing the Provider quality assurance function; and (ix) implementing a client satisfaction survey for the account.

d.	Provider personnel to oversee finance management, with responsibility for all financial, billing, contractual compliance and new business management functions including: (i) providing the monthly invoice and all account billing and reporting functions; (ii) providing all financial reporting, including exception reporting, to Company, in accordance with the Agreement; and (iii) managing the financial controls required under the Agreement to ensure Company’s compliance with the Sarbanes-Oxley Act of 2002.

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e.	Provider personnel responsible for Service delivery management, with the primary responsibility to deliver the Services associated with each Service Tower within the scope of the Agreement including, for example: (i) meeting all Service Levels and contractual commitments for the respective Service Tower; (ii) providing support to Company and Authorized Users in accordance with the Problem Management process; (iii) providing all Service Level reporting to the service control function; and (iv) implementing and meeting the requirements of the Company business continuity plans.

f.	Provider personnel responsible for transformation management as set forth in the Transformation Plan including: (i) establishing the account infrastructure necessary to operate the account including all financial, security, facilities, and communication; (ii) developing and implementing the Service delivery plan; and (iii) installing all Service delivery processes and managing the establishment and operation of the Service Level.

g.	Provider personnel responsible for resource management including, Provider relationships, selection of subcontractors and shared resource centers within the Company account.

3.0	Governing Principles

3.1	The following principles and guidelines will apply to all aspects of account governance under the Agreement:

a.	Company will retain the right to approve, propose modifications to or refuse to share services if it results in a material adverse impact to the costs, quality or support of any of the Services.

b.	Company will retain final approval of all architectural decisions and reserves the right to approve, propose modifications to or refuse to perform a development activity if in Company’s reasonable judgment it could impact the costs, quality or support of Company’s use of those applications and functions.

c.	Company will retain final approval of all architectural decisions including the construction/functionality of relevant interfaces.

d.	Company will retain the right to approve the introduction of new platforms, architectures and middleware into Company environment, where the introduction of such items may, in Company’s reasonable judgment, have a negative impact on the Services or Company’s strategic direction or architectural strategies including the ability to implement same as set forth in Section 4.1 of the Agreement.

e.	Provider will turn work and work requests around within a reasonable timeframe as stated in the Procedures Manual. Work required by Company must be reviewed with Provider and work and timescales agreed upon. Provider shall not refuse any development, maintenance or support work that is contemplated by the Services or Projects. Provider shall not unreasonably refuse work that is otherwise within Provider’s areas of competence. In addition, Provider will support Company in its work with its customers and not unreasonably refuse to accompany or assist Company with such customers’ requirements, within reasonable time frames as stated in the Procedures Manual. All activities relating to the routine, day-to-day operations of providing the Services shall be consistent with the Procedures Manual. All activities beyond the routine, day-to-day operations in providing the Services for which Provider would charge Company on a time and materials basis must be authorized through the service request process set forth in the Procedures Manual. Notwithstanding the foregoing, all costs and expenses related to work requests must be approved by the Company Contract Executive, or any authorized designees of the Company Contract Executive, and such approval process will be mutually agreed upon by the Parties.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

f.	Subject to the terms of the Agreement, Company reserves the right to procure work from third parties other than Provider for purposes of maintaining flexibility of development approach and speed to market. Provider will cooperate fully in the integration of third party services and technology into the Company environment in accordance with Section 1.6 of the Agreement.

g.	Provider shall at all times provide sufficient resources, both with respect to volume and skill sets, to perform (i) the Services, including modifications thereto or New Services, in accordance with Section 2.14 of the Agreement and the Services and Support Responsibilities Schedule and any applicable Service Levels and (ii) Projects in accordance with the Projects Schedule, applicable Project Plans and any applicable Service Levels. In allocating resources, Provider will (x) consider all of its commitments to Company with respect to service improvement and customer satisfaction and (y) not reduce resources in shared environments such that the normalized service delivery by target or Service Level or customer satisfaction levels as attained are threatened. Provider will provide sufficient volumes and skill sets of labor needed to perform each Project within the times frames set forth in the applicable Project Plan or, if no such time frame is stated in the applicable Project Plan, within ninety (90) days of execution by the Parties of the Project Plan.

h.	Provider will respond to all Company requirements within the time frames set forth in the Services and Support Responsibilities Schedule, Project Plans and the Procedures Manual. Company will work with Provider to prioritize workloads. The Parties will use all reasonable efforts to manage the turnaround of Project work and development and maintenance in a manner so as to reduce the requirement for escalations in this area.

3.2	Reliance on Instructions. In performing its obligations under this Agreement, Provider will be entitled to rely reasonably upon any routine instructions as outlined in the Procedures Manual, authorizations, approvals or other information provided to Provider by a Company representative or, as to areas of competency specifically identified by such Company representative, by any other Company personnel identified by a Company representative, from time to time, who has been given proper authority to provide the same on behalf of Company in such person’s area of competency; provided, however, that when a provision of this Agreement expressly requires the request or approval of an authorized Company Contract Manager, Provider will be entitled to rely upon the foregoing only if provided by such an authorized Company Contract Manager.

4.0	Organization

4.1	Governance will be carried out through the following committees consisting of representatives of each Party (the “Core Committees”):

a.	Executive Steering Committee

b.	Technical Steering Committee

c.	Service Delivery Committee

4.2	The Core Committees initial members will be the same members assigned to them as of immediately prior to the Effective Date.

4.3	Upon written agreement, the Parties may form committees and teams in addition to the Core Committees with such roles, responsibilities and membership as the Parties may agree. Likewise, the Parties may dissolve committees or teams, including the Core Committees, or alter their roles, responsibilities or membership provided such actions are taken by written agreement of the Parties. In all cases, the formation, alteration or dissolution of committees or teams will be carried

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out in accordance with the principles set forth in this Schedule and any applicable procedures contained in the Services and Support Responsibilities Schedule, other Schedules to the Agreement, the Business Operations and Support Plan or the Procedures Manual.

4.4	Unless otherwise dictated by procedures contained in this Schedule, the Services and Support Responsibilities Schedule, other Schedules to the Agreement, the Business Operations and Support Plan or the Procedures Manual, the internal operations, scheduling and procedures for each committee or team will be determined by agreement of the members of such committee or team in a manner consistent with the principles stated in this Schedule; provided that the Executive Steering Committee will have the right to elect to dictate any such matters as they relate to the other committees or teams.

4.5	Unless otherwise agreed by the Parties in writing, each Party will have the right to designate and change from time to time its representatives on any committee or team. When possible, a Party changing a team or committee member will provide the other Party with reasonable advance notice to minimize disruption to the committee or team.

5.0	Executive Steering Committee

5.1	The Executive Steering Committee shall not be involved in day-to-day management of the Agreement or Services.

5.2	The Executive Steering Committee will be co-chaired by Company Chief Information Officer and Provider Account Executive and comprised as follows:

a.	For Company:

(i)	the Company Chief Information Officer;

(ii)	the Company Contract Executive;

(iii)	the Company technology leaders as identified by Company Contract Executive

(iv)	other Company representatives selected by Company.

b.	For Provider:

(i)	the Provider Client Executive;

(ii)	the Provider Client Delivery Executive; and

(iii)	other Provider representatives selected by Company or Provider and jointly agreed by Company Contract Executive and Provider Account Executive.

5.3	The responsibilities of the Executive Steering Committee will include:

a.	ensure business alignment between the Parties, analysis of Company and Provider business plans, and oversight of new or modified Services during the Term;

b.	develop strategic requirements and plans associated with the Services or New Services during the Term;

c.	review of the Technology Steering Committee and Service Delivery Committee reports and recommendations;

d.	review and authorization of the technology plan, and validate the technology plan meets the Company’s IT strategy;

e.	review of technical proposals as submitted by Company business sponsors;

f.	review and authorization of high-level technical, financial and resource plans;

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g.	Annually review recommendations and provide authorization as required for:

(i)	Service Level reports and modifications for previous twelve (12) months;

(ii)	reset of Service Levels;

(iii)	financial budget / actuals;

(iv)	changes in pricing;

(v)	Committed Customer End-User satisfaction surveys and results;

(vi)	Quality Management System audit results;

(vii)	Benchmarking results;

(viii)	summary of out-of-scope work;

(ix)	implementation process of the Agreement and the achievement of key milestones and deliverables;

(x)	customer satisfaction surveys;

(xi)	audit results; and

(xii)	Transformation Plan, progress and achievement of Critical Deliverables and key activities.

h.	review of the relationship issues arising out of the Agreement;

i.	continuous improvement and quality assurance measures;

j.	hold quarterly meetings initially, but no less than semi-annually as agreed by the Parties.

6.0	Service Delivery Committee

6.1	The Service Delivery Committee will be chaired by the Company Service Delivery and/or Operations Directors and the Provider Client Delivery Executive and comprised as follows:.

a.	For Company:

(i)	the Company Service Delivery/Operations Executive;

(ii)	the Company Service Delivery, Operational and Contract Directors;

(iii)	other Company representatives selected by Company.

b.	For Provider:

(i)	the Provider Client Delivery Executive;

(ii)	the Provider Service Delivery Executives; and

(iii)	other Provider representatives selected by Company or Provider and jointly agreed by both parties.

6.2	Service Delivery meeting will provide the forum for the Service Delivery Committee

6.3	Service Delivery Committee meetings will occur monthly.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.4	The primary focus of the Service Delivery Committee is as follows:

a.	Monthly operational performance, specific incidents, root cause analysis, operational action plans and risk mitigation;

b.	Service delivery overall performance trending, quality assurance and continuous improvement;

c.	Review, adjust and make recommendations as required on the following:

(i)	project delivery;

(ii)	Service Level Agreement performance, trending, benchmarking, etc;

(iii)	audits; and

(iv)	Customer satisfaction surveys.

7.0	Technical Steering Committee

7.1	The Technical Steering Committee shall be co-chaired by the Company Enterprise Engineering Executive and Provider Client Chief Technology Officer and comprised of as follows:

a.	For Company:

(i)	the Company Enterprise Engineering Executive ;

(ii)	other Company representatives selected by Company.

b.	For Provider:

(i)	the Provider Client Chief Technology Officer;

(ii)	other Provider representatives selected by Company or Provider.

7.2	The responsibilities of the Technical Steering Committee include:

a.	use management reports defined in the Agreement, and any other appropriate sources, to research, develop, review and approve technical initiatives to address business problems and opportunities as agreed by the Executive Steering Committee;

b.	provide advice and guidance to the Service Delivery Committee for technical improvement and make recommendations directly to Company and Provider on issues affecting the technical infrastructure that supports the Company business operations;

c.	review technical policy standards and make recommendations to the Service Delivery Committee; and

d.	review any proposals for reductions in the costs of the Services driven by new technology.

e.	Develop the long term IT plan and ensure alignment across all parties.

8.0	Issue Escalation Procedures

8.1	Either Party may decide that escalation is desirable when resolution of an issue appears unachievable at the current management level. In this case, the Party desiring escalation provides written notice of its intention to the member(s) of the other Party currently involved in the dispute. At either Party’s request, the Parties currently engaged in attempting to resolve the issue shall meet again to attempt resolution of the issue prior to escalation to the next level. When and if the issue cannot be resolved at the current management level, the issue will then be escalated after good faith attempts by both Parties to resolve the issue at the current level.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.2	Both Parties will jointly develop a short briefing document called Statement of Issue for Escalation that describes the issue, relevant impact and positions of both Parties.

8.3	A meeting will be scheduled with appropriate individuals as described below (phone or videoconference in most cases). The Statement of Issue for Escalation will be sent in advance to the participants.

8.4	Issues shall be escalated for review and resolution to the next level of management.

8.5	Following review and resolution the decision shall be documented and returned to both Parties. If a reasonable amount of time has elapsed without resolution, or if either Party believes that resolution is not possible without further escalation, the issue may be further escalated to the formal Dispute Resolution process set forth in the Agreement.

9.0	Business Management Processes

9.1	The following will participate in Business Management Processes:

a.	For Company:

(i)	Company Contract Executive;

(ii)	Company Contract Manager; and

(iii)	Others as designated by Company;

b.	For Provider:

(i)	Provider Account Executive;

(ii)	Provider Client Delivery Executive;

(iii)	Provider Account Manager(s); and

(iv)	Others as agreed to by Company and Provider.

9.2	Business Management Processes will be handled through established processes as described in this Schedule and as outlined in the Agreement.

9.3	Meetings co-chaired by the Company Contract Executive and the Provider Account Executive will facilitate the business and non-operational issues outside of the Committees. Specific status, issues and actions will be tracked and reported in these meetings.

9.4	Meetings will occur no less than quarterly or as agreed to by the parties.

9.5	The following areas will be included, and others may be added as agreed to by Company and Provider:

a.	Contract Amendments and New Business Initiatives; and

b.	Contract Compliance and Issue Resolution.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AFFILIATES SCHEDULE

1.0	Scope

The Company shall include Sabre Inc. and any of its existing and future Affiliates that elect to procure Services under this Agreement during the Term.

2.0	Current Company Affiliates

Company Affiliates as of September 30, 2007 include, without limitation, the following:

Airline Technology Services Mauritius Ltd.

All State Tours, Inc.

E-Site Marketing, LLC

GetThere Inc.

GetThere L.P.

GetThere Limited

Lanyon Ltd.

Nexion, Inc.

Nextour Co., Ltd.

Sabre (Australia) Pty Ltd

Sabre Airline Solutions GmbH

Sabre Australia Technologies I Pty Limited

Sabre Belgium SA

Sabre China Sea Technologies Ltd.

Sabre Computer Reservierungssystem GmbH

Sabre Danmark ApS

Sabre Decision Technologies International, LLC

Sabre Deutschland Marketing GmbH

Sabre Digital Limited

Sabre Dynamic Argentina SRL

Sabre EMEA Marketing Limited

Sabre Espana Marketing S.A.

Sabre Europe Management Services Ltd.

Sabre Finance (Luxembourg) S.a.r.l.

Sabre France Sarl

Sabre Global Services S.A.

Sabre Headquarters, LLC

Sabre Hellas S.A.

Sabre Holdings (Luxembourg) S.a.r.l.

Sabre Holdings Corporation

Sabre Holdings GmbH

Sabre Inc.

Sabre Informacion SA de CV

Sabre International (Bahrain) W.L.L.

Sabre International (Luxembourg) S.a.r.l.

Sabre International B.V.

Sabre International Holdings, LLC

Sabre International Newco, Inc.

Sabre International, LLC

Sabre Investments, Inc.

Sabre Ireland Limited

Sabre Israel Travel Technologies LTD.

Sabre Italia S.r.l

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Sabre Limited

Sabre Marketing Deutschland GmbH

Sabre Marketing Nederland B.V.

Sabre Norge AS

Sabre Pacific Limited

Sabre Pacific Pty Limited

Sabre Pakistan (Private) Limited

Sabre Polska Sp. Z..o.o.

Sabre Portugal Servicios Lda

Sabre Rocade AB

Sabre Rocade Assist AB

Sabre Servicios Administrativos, S.A. de C.V.

Sabre Servicios Colombia, Ltda.

Sabre Sociedad Tecnologica, S.A. de C.V.

Sabre Soluciones de Viaje S de RL de CV

Sabre South Pacific I

Sabre Suomi Oy

Sabre Sverige AB

Sabre Technology Enterprises II, Ltd.

Sabre Technology Enterprises, Ltd

Sabre Technology Holland, B.V.

Sabre Travel International Limited

Sabre Travel Network Middle East W.L.L. (Bahrain)

Sabre Travel Technology (Private) Limited

Sabre UK Marketing Ltd.

SabreMark G.P., LLC

SabreMark Limited Partnership

Silver Lake Partners II, L.P.

Site59.com, LLC

Sovereign Holdings, Inc.

SST Finance, Inc.

SST Holding, Inc.

STIN Luxembourg S.A.

SynXis International Holdings B.V.

SynXis Nederland B.V.

TPG Partners V, L.P.

TRAMS, Inc.

Travel Management Systems GmbH

Travelocity Australia Pty Ltd.

Travelocity GmbH

Travelocity Holdings I, LLC

Travelocity Holdings, Inc.

Travelocity.com Inc.

Travelocity.com LP

Travelocity.com Private Limited

Last Minute Network Limited

Last Minute Network Limited

Last Minute SPRL

Lastminute (Cyprus) Limited

Lastminute ApS

Lastminute Network, S.L.

Lastminute S.A.S.

Lastminute.com BV

lastminute.com GmbH

lastminute.com Group Services Limited

Lastminute.com Hellas EPE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Lastminute.com Jersey Limited

lastminute.com Ltd

Lastminute.com Luxembourg Sarl

Lastminute.com Overseas Holdings Limited

Lastminute.com S.R.L

Lastminute.com Theatrenow Limited

Lastminute.com UK Holdings Limited

LM Media Services Limited

LM Travel Services Limited

Med Group Limited

Med Hotels Limited

Medhotels.com GmbH

All-Hotels Limited

Cordex Computer Services Limited

Exhilaration Incentive Management Limited

First Option Hotel Reservations Limited

Giata Gusellschaft Zur Entwicklung und Vermarktung Interaktiver Tourismusanwendungen GmbH

Global Travel Broker, S.L.

Globepost Limited

International Travel Industry Club Limited

Gemstone Travel Limited

Holiday Autos (Schweiz) GmbH

Holiday Autos Australia Pty Ltd

Holiday Autos Benelux BVBA - SPRL

Holiday Autos Broker, S.L.

Holiday Autos European Services GmbH

Holiday Autos France S.A.S

Holiday Autos GmbH

Holiday Autos Group Limited

Holiday Autos Holdings Limited

Holiday Autos International Limited

Holiday Autos Italia S.R.L.

Holiday Autos Nordic AB

Holiday Autos Nordic AS

Holiday Autos U.K. and Ireland Limited

Holiday Flights Limited

Holiday Hotels Limited

Hoteltransfer Limited

Ifyoutravel.com France SARL

Joint Venture Travel Limited

Online Travel Corporation Limited

Online Travel Club Limited

Online Travel Corporation Pty Limited

Online Travel Services Limited

OTC Travel Corporation Limited

OTC Travel Management Limited

OTC Travel Pty Limited

Oxford Technology Solutions Limited

Taskbrook Limited

TEL Holdco Limited

The Destination Group Limited

Travelbargains Limited

Travelcoast Limited

Travelprice Belgium BVBA - SPRL

Travelprice Denmark Aps

Travelocity Europe

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Travelocity France SAS

Travelocity Nordic AB

Travelocity Nordic ApS

Travelocity Nordic AS

Travelprice Italia SRL (societa’ uninominale)

Travelstore.com Limited

Travelocity Sabre GmbH

Travelocity.co.uk Limited

Travelprice.com S.A.S.

Urbanbite BV

USIT Connections SAS

Viva Travel Dun Laoghaire Limited

Voyages Sur Mesures S.A.S

Zuji Buylow Travel Corporation

Zuji Enterprises Pte Ltd

Zuji Holdings Ltd.

Zuji Limited

Zuji Properties AVV

Zuji Pte Ltd

Zuji Pty Ltd

Zuji Travel Pte Ltd

Certain of the foregoing entities may or may not be Affiliates of the Company as of the Effective Date and may or may not receive certain Services from the Provider as of the Effective Date. The Parties will validate which Company Affiliates do or do not receive Services as and when appropriate or necessary under the Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPROVED SUBCONTRACTORS

Hardware and Software Sub- Contractors	Function
[ * * * ]	Output repository, reproduction and distribution
Software consulting and professional services
Network equipment maintenance and professional services
Software consulting and professional services
EUC field service break-fix work (Americas)
Storage maintenance and professional services
EUC field service break-fix work (EMEA, Asia/Pac)
Load balancer maintenance and professional services
Midrange server maintenance and professional services
Midrange server maintenance and professional services
Mainframe maintenance and professional services
Database maintenance and professional services
Storage maintenance and professional services
Midrange server maintenance and professional services

Contract Labor and Field Support Sub-Contractors

Third Party
Region	Country	Vendor	Function
US	USA	[ * * * ]	Field Services break-fix work
Field Services break-fix work

	Argentina		Field Services break-fix work
	Barbados		Field Services break-fix work
Latin America	Bolivia		Field Services break-fix work
	Brazil		Field Services break-fix work
	Chile		Field Services break-fix work
	Colombia		Field Services break-fix work

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Contract Labor and Field Support Sub-Contractors

Third Party
Region	Country	Vendor	Function
[ * * * ]
	Costa Rica		Field Services break-fix work
	Dominican Rep		Field Services break-fix work
	Ecuador		Field Services break-fix work
	El Salvador		Field Services break-fix work
	Guatemala		Field Services break-fix work
	Honduras		Field Services break-fix work
	Jamaica		Field Services break-fix work
	Mexico		Field Services break-fix work
	Nicaragua		Field Services break-fix work
	Panama		Field Services break-fix work
	Paraguay		Field Services break-fix work
	Peru		Field Services break-fix work
	Puerto Rico		Field Services break-fix work
	Trinidad & Tobago		Field Services break-fix work
	Uruguay		Field Services break-fix work
	Venezuela		Field Services break-fix work

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Contract Labor and Field Support Sub-Contractors

Third Party
Region	Country	Vendor	Function
	France	[ * * * ]	Field Services break-fix work
	Spain		Field Services break-fix work
	Greece		Field Services break-fix work
	Italy		Field Services break-fix work
	Denmark		Field Services break-fix work
	Germany		Field Services break-fix work
	Netherlands		Field Services break-fix work
Europe	Norway		Field Services break-fix work
	Poland		Field Services break-fix work
	Russia		Field Services break-fix work
	Sweden		Field Services break-fix work
	Switzerland		Field Services break-fix work
	Bahrain		Field Services break-fix work
	Ireland		Field Services break-fix work
	UK		Field Services break-fix work
	New Zealand		Field Services break-fix work
AP	Australia		Field Services break-fix work
	Rest of AP North		Field Services break-fix work

Warehouse Services Sub-Contractors			Function
[ * * * ]			Warehouse operations, shipping, freight forwarding, import/export shipping, freight forwarding, import/export
shipping, freight forwarding, import/export
shipping, freight forwarding, import/export

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AUDIT PROCEDURES SCHEDULE

1.0	Introduction

This Audit Procedures Schedule sets forth the manner and procedures by which the Company and its designee may audit the Provider’s performance of the Services, Charges and other matters related to the Agreement (“Audit”).

2.0	Procedures

2.1	Scope. Audits may pertain to any of the following:

(a)	Provider’s performance of the Services or its obligations under the Agreement;

(b)	verification that the Services are being provided in accordance with the Agreement, including any Service Levels;

(c)	Provider’s Service Level measurement, monitoring and reporting processes;

(d)	verification of the accuracy of Provider’s charges to Company; and

(e)	Provider’s compliance with the privacy and security requirements set forth in the Data Privacy and Security Procedures Schedule and Disaster Recovery Schedule.

2.2	Permitted Auditors. Employees and designees of the Company and third party Auditors who (a) are from time to time designated by Company, (b) are not a Specified Provider Competitor, and (c) agree in writing to the security and confidentiality obligations and procedures reasonably required by Provider (“Permitted Auditors”) shall be entitled to conduct Audits. For the avoidance of doubt, Permitted Auditors include, at the discretion of Company, third party consultants with expertise in the types of Services performed under the Agreement.

2.3	Notice. Company will provide Provider with (a) at least forty-eight (48) hours notice of an Audit with respect to security audits, and (b) no less than thirty (30) days notice of any other Audit. All notices of an Audit shall include a list of Permitted Auditors with respect to such Audit.

2.4	Access and Cooperation. Audits may be conducted:

(a)	at any time at Company’s sole discretion; [ * * * ];

(b)	anytime to meet Company Regulatory Requirements including, without, limitation, any financial reporting requirements;

(c)	anytime following proposed adjustments in the Charges with a change in the Services;

(d)	anytime following a breach (or suspected breach) by Provider of any material obligations under the Agreement or any Schedules thereto;

(e)	at anytime agreed to by the Parties, Provider’s consent not to be unreasonably withheld.

Provider will provide Permitted Auditors reasonable access during normal business hours to Provider’s books, records, data, reports, systems, locations and facilities to the extent necessary to conduct the Audit, provided that Permitted Auditors (excluding Company’s employees and affiliates) will have access to Provider’s costs as necessary to Audit invoices and Charges based on

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

costs only as reasonably necessary in conducting an Audit and shall not, under any circumstances, disclose or permit to be disclosed such cost information to Company. Provider will maintain auditable records of all financial and non-financial transactions resulting from this Agreement. In addition, Provider will retain all records that support Provider’s performance of the Services and other matters relevant to this Agreement in accordance with Company’s retention guidelines, and as otherwise required by any applicable law. Provider will fully cooperate in any Audit, will make the information reasonably required to conduct the Audit available on a timely basis and will assist the Permitted Auditors as reasonably necessary, including, without limitation, permitting timely interviews of key persons associated with the subject of the Audit. Company shall use reasonable efforts to conduct Audits expeditiously and efficiently to reduce any interference with Provider’s ability to perform the Services in accordance with the Service Levels.

2.5	Confidentiality. As between Company and Provider, all information learned or exchanged in connection with the Audit, as well as the results of any Audit, is confidential and will be subject to the Confidentiality Schedule and the Data Privacy and Security Procedures Schedule.

2.6	Results. Following an Audit, Company may conduct a conference with Provider to discuss issues identified in the Audit that pertain to Provider. In such event, the Parties will review each Audit issue and will determine (a) what, if any, actions will be taken in response to such Audit issues, when and by whom and (b) which Party will be responsible for the cost of taking the actions necessary to resolve such issues. Any such determination will be based on the following criteria: (x) who is the owner of the original deficiency and (y) who has contractual responsibility for the improvement of internal controls.

2.7	Adjustments. If an Audit demonstrates that Provider’s invoices for the Services for the Audited period were inaccurate, Provider will promptly credit Company for the amount of any paid overcharges, or Company will promptly pay Provider for the amount of any undercharges. If the Audit demonstrates that Provider’s reports regarding its performance of the Services were inaccurate, Provider will promptly credit Company for such inaccurately reported Service Levels in accordance with the Service Levels and Service Credits Schedule.

2.8	Fees. [ * * * ]

2.9	Certifications in Lieu of Audit. In lieu of conducting any Audit or any portion of any Audit, Provider may tender to Company and Company may, in its sole discretion, accept from Provider, a certification, report or other official recognition prepared by an independent third party in accordance with Generally Accepted Auditing Procedures, including, without limitation, SSAE Reports, (a “Certification”) which certifies that the Services, Service Levels, Charges, Provider’s performance of its obligations under the Agreement and the Schedules thereto or any other matter sought to be Audited by Company complies with standards against which the same are to be measured. Provider shall bear the sole cost and expense for obtaining any Certification. In no event shall the tender of a Certification by Provider or the acceptance by Company of a Certification preclude the Company from conducting an Audit of the matter covered by the Certification.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.0	Sarbanes-Oxley Requirements

3.1	Compliance. Provider shall provide such assistance as is reasonably requested by Company, with respect to the Services provided by Provider and its subcontractors, to enable Company to comply with the Sarbanes-Oxley Act of 2002, as amended, the rules of the Public Accounting Oversight Board (“PAOB”), the rules of the Securities and Exchange Commission (“SEC”) relating to disclosure controls and procedures and other similar Laws (the “Control Rules”). All requirements in this Audit Schedule related to the Control Rules shall apply regardless of whether Company is subject to any or all of the Control Rules.

3.2	Provider Controls.

(a)	Provider will, at its cost and expense (except as otherwise provided in this Audit Procedures Schedule), maintain controls and procedures (“Provider Controls”) with respect to the Services in accordance with the then applicable Sarbanes-Oxley Act of 2002 (as amended, the “Act”) standards as defined by the PAOB and SEC. Provider shall: (i) update the controls, documentation, and procedures manual Provider employs to meet the requirements of the Act for all activities it performs for Company (ii) cooperate with Company’s Permitted Auditors in connection with the testing required to determine Provider’s compliance with the Act and to ensure that the Provider Controls function as documented; (iii) cooperate with Company and its Permitted Auditors in the design, documentation, and implementation of any corrective measures required to correct any control or documentation deficiencies; and (iv) promptly notify the Company of, and remediate within a reasonable amount of time as determined by Company, any weakness or deficiency in the performance of, Provider Controls. Provider will follow policies identified and test all Provider Controls as per the required timing identified in the Procedures Manual.

(b)	Provider shall provide Company or the Permitted Auditors access to any facilities, personnel and equipment (subject to Provider’s reasonable physical access and information technology security policies) under Provider’s control and any assistance and information Company may require in order to conduct an audit and test (collectively, “Test”) of the Services (including Tests at any and all Sites) for the purpose of determining Company’s compliance with the Control Rules. If any Test reveals deficiencies in internal controls and procedures relating to the Services (as such deficiencies are characterized under the standards of the Control Rules, the standards used by Company management or Company’s registered public accounting firm to evaluate Company’s internal control structure or any other applicable standards, collectively “Standards”), Provider shall develop and submit to Company a plan to cure such deficiencies (the “Cure Plan”) within 30 days after Company’s notice of the deficiencies and implement the Cure Plan within as soon as practicable but in no event later than 60 days after Company’s approval of such plan, or within another time period agreed by the Parties. After Provider has implemented the Cure Plan in accordance with this Section, Company may conduct additional Tests of the Services (including Tests at any and all Sites) to determine Company’s compliance with the Standards as such compliance relates to the Services. The cost of the development and implementation of the Cure Plan described above shall be borne by Company (provided that Company has pre-approved such costs) except with respect to the cost of curing deficiencies that arise from Provider’s failure to perform its obligations under the Agreement or Provider’s failure to conform to the Provider Controls.

(c)	Provider shall correct promptly any deficiencies in internal controls and procedures relating to the Services that are identified by Company during the Term in connection with any internal control assessment, audit or similar review conducted or report prepared by Company or a Permitted Auditor pursuant to the Act (each, a “Sarbanes Oxley Review”). Without limiting the generality of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the preceding sentence, if at any time Company determines that any matter identified in a Sarbanes Oxley Review would (i) be considered a significant deficiency or a material weakness in Company’s internal control structure and procedures for financial reporting (as such deficiency is characterized under the Standards); (ii) require Company to disclose the risk of non-compliance to any regulatory body; (iii) prevent Company management from evaluating and affirming to the effectiveness of its internal control structure and procedures for financial reporting pursuant to the Act or (iv) prevent Company’s registered public accounting firm from providing an affirmative attestation opinion with respect to Company’s evaluation described in clause (iii) above, then Provider shall work diligently to resolve such risk in a timely fashion to allow Company to complete the management evaluation and attestation required by the Act. The cost of Provider’s efforts to correct an deficiencies described above shall be borne by Company (provided that Company has pre-approved such costs) except with respect to the cost of curing deficiencies that arise from Provider’s failure to perform its obligations under the Agreement or Provider’s failure to conform to the Provider Controls.

3.3	Changes. The implementation of, and any changes to, Provider Controls in environments dedicated solely to Company will be subject to the Company’s approval. In the event that Company requests any change to any previously-approved Provider Controls to environments solely dedicated to Company, and such change would materially increase the cost of Provider to deliver the Services, Company shall be responsible for such additional cost. Unless otherwise directed by Company, Provider shall not make any changes to the Company environment after September 30th (or such other date Company determines and notifies Provider by June 30) during any year.

3.4	Reports.

(a)	Provider will, at no cost to Company, provide Type II service auditor’s reports in accordance with the Control Rules (each, an “SSAE Report”) for the following platforms using Provider control standards within its service management centers (“SMC”) relating to the Services to the extent Company has data processed on such platforms: [ * * * ] Such SSAE Reports shall cover work for the Company that is being performed through September 30 of such year and shall be completed and provided to Company between November 1 and November 15 of each year. Provider shall provide Company with a gap letter on or before January 15 of the following calendar year describing in detail any changes in the internal control activities covered by such SSAE Reports between the end of the period covered by such report and December 31st of the previous year. Upon Company’s request, Provider shall provide SSAE Reports in addition to those described above, or include the measurement of additional platforms in the SSAE Reports described above, provided that, subject to the next sentence, Company shall reimburse Provider for its reasonable, incremental costs in connection with providing such additional reports to Company. Notwithstanding the preceding sentence, if Provider generally makes available additional SSAE Reports to its customer base at a lesser or no cost, Provider shall provide such Reports to Company on the same or better terms. Provider shall notify Company of any additional charges associated with the provision of such additional or enhanced reports (when applicable), and shall obtain Company’s approval of such charges before beginning work on such additional or enhanced reports.

(b)	Provider shall, at its costs and expense, promptly remediate any weakness or deficiency that has resulted in a qualified SSAE Type II report with respect to Provider Controls identified in such SSAE Type II report, and provide to Company written documentation that such weakness or deficiency has been remedied, no later than the end of each such calendar year. For any customer specific SSAE report, Company shall cooperate with Provider and such auditor to determine scope and control objective requirements for the SSAE Type II report.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	Provider will permit Company to provide copies of its SSAE Type II audits, or similar certification, to current customers of Company, whose data is processed on Provider managed operating systems, subject to the following: (i) such customer’s prior agreement to hold such information in confidence, i.e. execution of a standard non-disclosure agreement; (ii) Company maintains a current list of customers that it provides a SSAE report to and (iii) Company makes such list available to Provider upon its request.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

BENEFITS SHARING SCHEDULE

1.0	Introduction

This Benefits Sharing Schedule sets forth the process by which Provider shall identify and the Parties together shall explore, implement and operate technology, financial or performance benefits on a shared basis.

2.0	Benefit Sharing Process

2.1	Provider shall endeavor to recognize and acknowledge initiatives and opportunities, including, without limitation, Projects, which are likely to result in either of the following benefits to Company:

(a)	Reductions of Resource Unit volumes where the Charges associated with such volumes are paid by Company;

(b)	Reductions in costs where such costs are charged by Provider to Company associated with Managed Agreements; or

(c)	Reductions in the cost of delivery resulting from significant changes in technology or extraordinary reductions in the costs of delivering the Services, which could not have been foreseen as of the Effective Date but which occur during the Term of and would be generally available to other users of similar technology and services either in-house or through other Third Party suppliers providing services similar to those provided by Provider (any of the foregoing a “Benefit”).

2.2	Provider shall promptly notify Company of a potential Benefit, and Company shall determine, in its sole discretion, whether the Parties shall mutually explore implications of the Benefit, including, without limitation:

(a)	The costs and allocated resources necessary to implement the Benefit;

(b)	The metric by which the Benefit will be measured or calculated;

(c)	The anticipated maximum level of benefit to the Company to be achieved by the Benefit;

(d)	Any anticipated changes in the Services, charges, business or operational environments or performance obligations attributable to the Benefit;

(e)	The respective obligations of each Party with regard to pursuing, implementing and operating the Benefit; and

(f)	The projected time period within which the Benefit is anticipated to be achieved.

2.3	Company may request, no more than once a month during the Term, Provider to investigate new technology that may result in a Benefit (“Proposed Technology”). Provider shall use commercially reasonable efforts to respond to Company’s request within thirty (30) days with a report that includes at least the following information (“Preliminary Report”):

(a)	an executive summary of the Proposed Technology, Company’s request and Provider’s findings;

(b)	scope of Provider’s analysis;

(c)	pros and cons of the Proposed Technology;

(d)	impact of implementation;

(e)	alternatives; and

(f)	Provider’s recommendations.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.4	Provider shall, as soon as commercially reasonable given the Proposed Technology, provide a Final Report as a supplement to the Preliminary Report, which further includes an analysis of Third Party Software compliance, testing and training requirements, as well as a proposed metric determination and contract impact. After exploring the Final Report with Provider, Company may elect in its sole discretion to implement the Proposed Technology as a Benefit in accordance with the terms of this Schedule.

2.5	As soon as commercially reasonable after both Parties have explored the implications of and Company has, in its sole discretion, agreed that a Benefit should be pursued, the Parties shall jointly develop a detailed plan for implementing the Benefit (a “Benefit Implementation Plan”). The Benefit Implementation Plan shall set forth, at a minimum, the terms and conditions agreed to by the Parties during exploration of the Benefit. Provider’s monthly statement shall include a detailed description of costs for all in-progress Benefit Implementation Plans for the applicable statement period.

2.6	Both Parties shall be required to approve and execute a copy of the Benefit Implementation Plan prior to either Party taking action or directing any action to be taken pursuant thereto. The Parties may from time to time amend the Benefit Implementation Plan and the actions contemplated thereby as mutually deemed necessary and appropriate.

2.5	[ * * * ]

2.6	Provider shall update Company at the quarterly meetings of the Enterprise Management Team regarding the status of the in progress Benefit implementation, operation and results.

2.7	Provider shall not separately charge Company for any activities described in this Benefit Sharing Schedule (i.e., such Services are included in the Base Charges).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

BUSINESS RECOVERY SERVICES SCHEDULE

Introduction

1.1	Purpose. This Schedule documents the method by which Company will assess Provider’s delivery of Disaster Recovery Services, and Company’s right to a Disaster Recovery Service Credit should Provider fail to meet a Disaster Recovery Service Level.

1.2	Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement. The following definitions shall apply to this Schedule and Section 11 (Disaster Recovery Services) of Exhibit 2.1 (Cross-Functional – General Services) of the Services and Support Responsibilities Schedule.

“Disaster Recovery Service Failure” means the failure of Provider to perform the Services at or above the Disaster Recovery Service Level. This does not apply to Disaster Recovery Testing Services.

“Disaster Recovery Service Level” [ * * * ]

“Disaster Recovery Service Credit” [ * * * ]

Disaster Recovery Testing

2.1	Testing Services. [ * * * ]

2.2	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

2.	[ * * * ]

2.3	Successful Test Criteria

The criteria that demonstrate a successful Disaster Recovery test are as follows:

1.	[ * * * ]

2.	No production impact

a.	No production interruption caused by Disaster Recovery test

b.	No cross contamination of data caused by Disaster Recovery test

3.	Show successful completion of end to end business functionality test, as defined by the Disaster Recovery Annual Test Requirements Document

4.	Demonstrate that all in-scope systems can be restored to their pre-test state.

5.	Achieve the criteria within the Disaster Recovery Annual Test Requirements Document that have been agreed to by the Parties prior to the test.

3.0	Service Credits and Other Remedies

3.1	Payments for Disaster Recovery Services. In the event of a physical disaster where Provider successfully performs Disaster Recovery Services, the monthly Charges for Disaster Recovery Services shall be suspended until the production site (or a suitable replacement) is restored and operational.

3.2	Disaster Recovery Service Credit Obligation. In the event a Disaster Recovery Service Failure occurs, Provider will be obligated to provide Company with a Disaster Recovery Service Credit.

3.3	Other Remedies. In the event a Disaster Recovery Service Failure occurs and [ * * * ]

3.4	Certain Considerations. No Disaster Recovery Service Credit shall be owed if and to the extent any Disaster Recovery Service Failure is directly attributable to the following: (a) acts or omissions of Company or its Third Party Vendor; (b) changes made by Company to Company’s operating environment, unless Provider has been given reasonable notice of such changes; or (c) Company’s prioritization of available resources provided by Provider or required of Company pursuant to the Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Charges Schedule

1.0	General

1.1	This Schedule describes the Charges, their calculation and the methods by which resource utilization will be measured and tracked. If no method of resource utilization measurement and/or tracking is specified, Provider shall continue to use those methods used during the periods immediately prior to January 1, 2012. Provider shall not change any method of resource utilization measurement and/or tracking without the prior approval of Company. The following Attachments are attached to this Schedule and are hereby incorporated by reference:

(a)	Attachment 4-A: Provider Base Unit Pricing. This matrix sets forth Base Unit Rates and ARCs & RRCs. If Company elects to extend the Term beyond December 31, 2017 pursuant to Articles 12 and/or 13 of the Agreement, the Base Unit Rates and ARCs & RRCs from 2017 shall apply unless otherwise agreed by the Parties. The Parties have also attached the Total Cost Build to Attachment 4-A for informational purposes.

(b)	Attachment 4-B: Financial Responsibility Matrix. This matrix sets forth the financial responsibility of Company and Provider for functions and assets associated with the Services.

(c)	Attachment 4-C: Transferred Voice Assets. This Attachment contains a non-exclusive list of Transferred Voice Assets and associated costs.

(d)	Attachment 4-D: Resource Baselines. This Attachment contains the projection of the monthly level of Resource Units over the initial Term of the Agreement (for any Resource Unit, the amount projected for a month or other relevant period shall be referred to herein as a “Resource Baseline”, and all projections for all Resource Units for a month or other relevant period shall be referred to collectively herein as the “Resource Baselines”). If Company elects to extend the Term beyond December 31, 2017 pursuant to Articles 12 and/or 13 of the Agreement, the Parties shall discuss in good faith what the Resource Baselines should be used for the extension. If the Parties are unable to agree on such Resource Baselines, then the monthly Resource Baselines from 2017 shall apply.

(e)	Attachment 4-E: ARC Calculation; RRC Calculation. This Attachment contains the calculation methodology for charging an ARC or a RRC on an invoice.

(f)	Attachment 4-F: Elements of Transition Payment. This Attachment contains the elements used to calculate the Transition Payment.

(g)	Attachment 4-G: Resource Unit Banding. This Attachment identifies the Resource Units to be banded together for purposes of determining when unit rate renegotiation is required as set forth in Section 11.0.

(h)	Attachment 4-H: Pre-Paid TN Devices. This Attachment lists the Travel Network Billable Devices for which Company is pre-paying as of January 1, 2012 what it would have owed under the Original Agreement for the Travel Network Billable Device RU for the remaining useful life of such devices.

(i)	Attachment 4-I: Excluded TN Countries. This Attachment identifies the countries where Provider is not required to deliver the TN Warehouse Services.

(j)	Attachment 4-J: MRC Year Values. This Attachment identifies the Estimated Annual Charges (as of the Effective Date) and MRC% for each calendar year during the initial Term. The Parties acknowledge that in the event that Company extends the Term beyond December 31, 2017, there is no minimum revenue commitment for any time periods after December 31, 2017.

(k)	Attachment 4-K: Skill Sets. This Attachment identifies the skill sets associated with the labor categories identified in Section 9.2 of this Schedule.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(l)	Attachment 4-L: Standards. This Attachment defines “Standard”, “CMO Network”, “FSE Gen 1 Network” and “FSE Gen 2 Network” as those terms are used in this Schedule, and provides for the other terms and conditions set forth therein.

(m)	Attachment 4-M: Fixed Price Maintenance. This Attachment lists the applications covered in Fixed Price Maintenance as of the Effective Date.

(n)	Attachment 4-N: RRC to Zero. This Attachment sets out which RUs have the Notice obligations, Trailing Fees and Asset Obligations in connection with the obligations in Section 11.0 of this Schedule.

(o)	Attachment 4-O: [Intentionally Omitted]

(p)	Attachment 4-P: [Intentionally Omitted]

(q)	Attachment 4-Q: This attachment sets out the HP Hardware Maintenance Support and HP Server Hardware IMAC Rates.

(r)	Attachment 4-R: This attachment sets out the template of a term sheet documenting unique billing and payment terms for Disaster Recovery projects as agreed to by the Parties.

1.2	Company is responsible for all Charges and other costs and expenses expressly assigned to it under the Agreement and this Schedule, and is not responsible for any other costs or expenses.

1.3	The only recurring monthly Charges specified in the Agreement and this Schedule are:

(a)	The Base Charges, subject to ARCs and RRCs;

(b)	The time and materials Charges for labor incurred that month pursuant to Section 9.2 of this Schedule; and

(c)	Any agreed monthly Charges for New Services.

1.4	The only non-recurring Charges are the Winddown Expenses (if and when applicable) and any other non-recurring charges expressly payable by Company pursuant to the Agreement.

1.5	All pricing in the Agreement, this and other Schedules and the various Attachments to this Schedule, is in U.S. Dollars, except as expressly noted otherwise.

1.6	The Company shall have no obligation to pay any Charges which are back billed by Provider for a period beyond three months from the date such charge should have been billed. For Pass Through Expenses and Re-Sale Expenses, Company shall have no obligation to pay such Charges that are back billed for a period of more than one hundred and twenty (120) days beyond the date Provider actually received the invoice from the relevant third party. If and when Company invoices Provider hereunder for costs and expenses provided for under the Agreement, Provider shall have no obligation to pay any costs and expenses which are back billed by Company for a period beyond three months from the date such charge should have been billed. For third party expenses, Provider shall have no obligation to pay such amounts that are back billed for a period of more than one hundred and twenty (120) days beyond the date Company actually received the invoice from the relevant third party.

1.7	Subject to Company’s rights under the Audit Procedures Schedule, the Parties shall have no obligation to refund any amounts that were billed, and for which the Parties had all details necessary to validate the bill for a period of three months. This Section shall not apply to international “local to local” billing, because the supporting data for the billing is not in the data warehouse.

2.0	Minimum Revenue Commitment

2.1	Each calendar year during the initial Term, Company will incur, at a minimum, Actual Contract Revenue in excess of the Minimum Annual Revenue Commitment (“MRC”). [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

2.2	The calculation of the MRC is as follows:

(a)	[ * * * ]

(b)	[ * * * ]

(c)	[ * * * ]

(d)	[ * * * ]

2.3	[ * * * ]

2.4	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.5	[ * * * ]

3.0	Base Charges

3.1	Recurring monthly Charges will equal the Resource Baseline volume for the relevant month for each Resource Unit that has a Resource Baseline multiplied by its applicable Base Unit Rate (the aggregate sum of such monthly Charges for all Resource Units, or subset thereof as specified in a particular provision of the Agreement or any Schedule, the “Base Charges”), subject to ARCs and RRCs if (and only if) ARCs and RRCs are specified for the relevant Resource Unit in Attachment 4-A. [ * * * ]

4.0	Cross-Functional Services; Disaster Recovery Services

4.1	The provision of all Cross-Functional Services are included in the fixed fee described in Section 10 of this Schedule, and Company is not responsible for any other Charges, costs or expenses associated with Cross-Functional Services, except as expressly provided in this Section 4.0 and as described on a time and materials basis in Section 11 (entitled Disaster Recovery Services) of Exhibit 2.1 of the Services and Support Responsibilities Schedule.

4.2	[ * * * ]

i.	[ * * * ]

ii.	[ * * * ]

4.3	[ * * * ]

4.4	[ * * * ]

4.5	Disaster Recovery Connectivity shall be a Resource Unit (for which the actual volume will never exceed one (1)). This Resource Unit represents [ * * * ]

4.6	Disaster Recovery Business to Business (B2B) VPN Infrastructure shall be a Resource Unit of a fixed monthly fee (for which the actual volume will never exceed one (1)). [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.7	Disaster Recovery Multiple Virtual Storage (MVS) z/OS Services shall be a Resource Unit of a fixed monthly fee (for which the actual volume will never exceed one (1)). [ * * * ]

4.8	Disaster Recovery SSL VPN (Secured Socket Layer Virtual Private Network) shall be a Resource Unit of a fixed monthly fee (for which the actual volume will never exceed one (1)). [ * * * ]

4.9	Disaster Recovery LB3 shall be a Resource Unit of a fixed monthly fee [ * * * ]

4.10	Disaster Recovery LB2 shall be a Resource Unit of fixed monthly fee [ * * * ]

4.11	Disaster Recovery LB1 shall be a Resource Unit of a fixed monthly fee [ * * * ]

4.12	Disaster recovery tests shall be billed as set forth in the Business Recovery Services Schedule.

4.13	Cross-Functional Services; Procurement Services

(a)	[ * * * ]

4.14	Cross-Functional Services; Custom Incident Problem Management (CIPM) Services

(a)	[ * * * ]

5.0	Mainframe Services

The Mainframe billable Resource Units are defined as follows:

5.1	PSS (Passenger Services System) Real-time Peak CPU Instructions shall be a Resource Unit. [ * * * ]

(a)	[ * * * ]

(b)	[ * * * ]

(c)	[ * * * ]

(d)	[ * * * ]

(e)	[ * * * ]

5.2	zTPF-PSS (Passenger Services System) Real-time Peak CPU Instructions shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	[ * * * ]

(b)	[ * * * ]

(c)	[ * * * ]

(d)	[ * * * ]

(e)	[ * * * ]

5.3	PSS (Passenger Services System) Real-time Off-Peak CPU Instructions shall be a Resource Unit. [ * * * ]

(a)	[ * * * ]

(b)	[ * * * ]

(c)	[ * * * ]

(d)	[ * * * ]

(e)	[ * * * ]

5.4	zTPF-PSS (Passenger Services System) Real-time Off-Peak CPU Instructions shall be a Resource Unit. [ * * * ]

(a)	[ * * * ]

(b)	[ * * * ]

(c)	[ * * * ]

(d)	[ * * * ]

(e)	[ * * * ]

5.5	PSS (Passenger Services System) DASD I/Os shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.6	RPPC (Remote Program Procedure Calls) shall be a Resource Unit as follows:

[ * * * ]

[ * * * ]

(a)	[ * * * ]

(b)	[ * * * ]

(c)	[ * * * ]

[ * * * ]

5.7	FPC (Fare Pricing Complex) Peak CPU Instructions shall be a Resource Unit. [ * * * ]

(a)	[ ** * ]

(b)	[ ** * ]

(c)	All Charges for TPF-FPC Peak are included in this billing metric.

5.8	FPC (Fare Pricing Complex) Off-Peak CPU Instructions shall be a Resource Unit. [ * * * ]

(a)	[ ** * ]

(b)	[ ** * ]

(c)	All Charges for TPF-FPC Off-Peak are included in this billing metric.

5.9	FPC (Fare Pricing Complex) DASD I/Os shall be a Resource Unit. [ * * * ]

5.10	FOS (Flight Operations System) Multi-host Peak CPU Instructions shall be a Resource Unit. [ * * * ]

(a)	[ ** * ]

(b)	[ ** * ]

(c)	All Charges for TPF-FOS Multi-host Peak are included in this billing metric.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.11	FOS (Flight Operations System) Multi-host Off-Peak CPU Instructions shall be a Resource Unit. [ * * * ]

(a)	[ ** * ]

(b)	[ ** * ]

(c)	All Charges for TPF-FOS Multi-host Off-Peak are included in this billing metric.

5.12	FOS (Flight Operations System) DASD I/Os shall be a Resource Unit. [ * * * ]

5.13	WNP CPU Installed MIPS shall be a Resource Unit. [ * * * ]

(a)	[ ** * ]

(b)	[ ** * ]

(c)	All Charges for TPF-WNP Installed MIPS are included in this billing metric.

5.14	WNP DASD Installed MBs shall be a Resource Unit. [ * * * ]

(a)	[ ** * ]

(b)	[ ** * ]

(c)	All Charges for TPF-WNP DASD are included in this billing metric.

5.15	VM Test Installed Dedicated Test MIPS shall be a Resource Unit. [ * * * ]

5.16	VM Test Installed Shared Test MIPS shall be a Resource Unit. [ * * * ]

5.17	VM Test Installed Dedicated Test DASD shall be a Resource Unit. [ * * * ]

5.18	VM Test Installed Shared Test DASD shall be a Resource Unit. [ * * * ]

5.19	MVS CPU 3081-K Application Hours shall be separated into two Resource Units: [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

(a)	[ *** ]

(b)	[ *** ]

(c)	[ *** ]

(d)	[ *** ]

(e)	[ *** ]

[ * * * ]

(A)	[ * * * ]

(B)	[ * * * ]

(C)	[ * * * ]

(D)	[ * * * ]

(E)	[ * * * ]

(i)	[ * * * ]

(ii)	[ * * * ]

(iii)	[ * * * ]

(iv)	[ * * * ]

(v)	[ * * * ]

5.20	MVS – Allocated Application DASD MBs shall be a Resource Unit. [ * * * ]

(a)	[ * * * ]

(b)	[ * * * ]

(c)	[ * * * ]

(d)	[ * * * ]

(e)	[ * * * ] .

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

(A)	[ * * * ]

(B)	[ * * * ]

(C)	[ * * * ]

(D)	[ * * * ]

(E)	[ * * * ]

(F)	[ * * * ]

(G)	[ * * * ]

5.21	MVS Tapes MBs shall be a Resource Unit. [ * * * ]

5.22	MVS Print Lines shall be a Resource Unit. [ * * * ]

(a)	[ * * * ]

(b)	[ * * * ]

(i)	[ * * * ]

(ii)	[ * * * ]

(c)	[ * * * ]

(d)	[ * * * ]

5.23	Microfiche Masters shall be a Resource Unit. [ * * * ]

5.24	Microfiche Copies shall be a Resource Unit. [ * * * ]

5.25	CTS (Common Translation Services) Messages and HCC (Host Communications Complex) Messages shall be one Resource Unit. [ * * * ]

5.26	WAC (World Access Complex) Messages shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.27	Anacomp Doc Harbor shall be a billing mechanism. [ * * * ]

(a)	[ * * * ]

(b)	[ * * * ]

(c)	[ * * * ]

(d)	[ * * * ]

(e)	[ * * * ]

(f)	[ * * * ]

5.26	[ * * * ]

6.0	Midrange Server Services

“Standard” as used in this Section 6.0 shall have the meaning set forth in Attachment 4-L. For the avoidance of doubt, if Company removes an Operating System, Database Software, Middleware or Web Server Software from Provider Supported Software, then there are no Charges for such Software or Instance under this Section 6.0. Unless otherwise specified, all counts (for example, Servers, Instances, etc.) for RUs in Section 6.0 shall take place on the 15th calendar day of each applicable month based on their connectivity with the relevant network.

6.1	Each RU in this Section 6.1 applies to Application Servers. [ * * * ]

[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	Production Standard Image shall include multiple, mutually exclusive Resource Units:

(i)	Production Standard Base Image OS Instance shall be a Resource Unit. [ * * * ]

(ii)	Production Standard Blade Image OS Instance shall be a Resource Unit. [ * * * ]

(iii)	Production Standard Blade Farm Image OS Instance shall be a Resource Unit. [ * * * ]

(b)	For clarity regarding a Farm and the Farm-based Resource Unit above, in addition to the definition found in the Glossary to the Agreement:

(i)	[ * * * ]

(ii)	[ * * * ]

(iii)	With respect to excess capacity running within the production environment for a Farm:

(A)	[ * * * ]

(B)	[ * * * ]

(C)	[ * * * ]

(D)	[ * * * ]

(E)	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

Excess Capacity Per Application and Per Database

Number of servers required to meet production needs in the environment before consideration of excess capacity needs (“N”)	Number of excess capacity servers required in the production environment (“i”)
[ * * * ]	[ * * * ]

(iv)	Company application and database servers that have excess capacity will be made available by Company for normal operations in compliance with the Excess Capacity Tables above for the application servers and the database servers within the applicable Farm for use during abnormal operations to sustain operability, stability, etc. Excess capacity must be powered up, loaded and taking production traffic.

(c)	Non-Standard Image OS Instance shall be a Resource Unit. [ * * * ]

(d)	Non-Production Standard Image OS Instance shall be a Resource Unit. [ * * * ]

(e)	Standard Virtualized OS Instance shall be a Resource Unit. [ * * * ]

(f)	Virtual Host shall be a Resource Unit. [ * * * ]

6.2	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	Standard Named Database Instance shall be a Resource Unit. [ * * * ]

(b)	Non-Standard Named Database Instance shall be a Resource Unit. [ * * * ]

(c)	Standard Web Instance shall be a Resource Unit. [ * * * ]

(d)	Nonstandard Web Instance shall be a Resource Unit. [ * * * ]

(e)	Standard Middleware Instance shall be a Resource Unit. [ * * * ]

(i)	[ *** ]

(ii)	[ *** ]

(iii)	[ *** ]

(f)	Nonstandard Middleware Instance shall be a Resource Unit. [ * * * ]

(i)	[ *** ]

(ii)	[ *** ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

(iii)	[ * * * ]

(g)	Managed Cluster shall be a Resource Unit. [ * * * ]

6.3	Capacity on Demand – FSE Gen 2 shall be a Resource Unit. [ * * * ]

6.4	NSK Servers shall not be billed under Section 6.1 or Section 6.2 of this Schedule and instead shall be a separate Resource Unit. [ * * * ]

6.5	All Storage Resource Units are expressed as [ * * * ]

(a)	SAN – Fundamental shall be a Resource Unit. [ * * * ]

(b)	SAN – Premier shall be a Resource Unit. [ * * * ]

(c)	SAN – Premier BCV shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	SAN – Premier Plus shall be a Resource Unit. [ * * * ]

(e)	NAS – Fundamental shall be a Resource Unit. [ * * * ]

(f)	Tape Backup Onsite shall be a Resource Unit. [ * * * ]

(g)	Tape Backup Offsite shall be a Resource Unit. [ * * * ]

6.6	Next Generation Storage

(a)	ESAN BaseStorage Array (3PAR) shall be a Resource Unit. [ * * * ]

(b)	ESAN Base Storage Array (EMC) shall be a Resource Unit. [ * * * ]

(c)	ESAN Base Storage Services shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	ESAN Performance Upgrade (3PAR) shall be a Resource Unit [ * * * ]

(e)	ESAN Capacity Upgrade (3PAR) shall be a Resource Unit. [ * * * ]

(f)	SAN Connected Servers shall be a Resource Unit. [ * * * ]

(g)	ENAS shall be a Resource Unit. [ * * * ]

(h)	EMC Nearline Base Storage Array shall be a Resource Unit. [ * * * ]

(i)	EMC Nearline Base Storage Services shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(j)	VTL Retained shall be a Resource Unit. [ * * * ]

(k)	VTL Processed shall be a Resource Unit. [ * * * ]

6.7	There are three Resource Units for Unique Application Knowledge (UAK), each of which is defined as a named group, and its included systems identified [ * * * ]

(a)	Group 1 UAK Systems shall be a Resource Unit: [ * * * ]

(b)	Group 2 UAK Systems shall be a Resource Unit: [ * * * ]

(c)	Group 3 UAK Systems shall be a Resource Unit [ * * * ]

6.8	The Utility Server Services billable Resource Units are defined as follows:

(a)	LAN Attached Device Users shall be a Resource Unit. [ * * * ]

(b)	Email Accounts shall be a Resource Unit. [ * * * ]

(c)	Instant Messaging Users shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	Web Conferencing Users shall be a Resource Unit. [ * * * ]

6.9	The PCI Services billable Resource Units are defined as follows:

(a)	Vault NIDS shall be a Resource Unit. [ * * * ]

(b)	Tripwire Agent Support shall be a Resource Unit. [ * * * ]

(c)	Tripwire Agent Installation Fee shall be a Resource Unit. [ * * * ]

(d)	NIDS Low/Medium Alerts shall be a Resource Unit. [ * * * ]

(e)	Storage for NIDS Low/Medium Alerts shall be a Resource Unit. [ * * * ]

(f)	Firewall Log Retention shall be a Resource Unit. [ * * * ]

6.10	The Midrange Technical Service Desk billable Resource Units are defined as follows:

(a)	Monitoring and Management – Server Device shall be a Resource Unit. [ * * * ]

(b)	Monitoring and Management – Network Device shall be a Resource Unit. [ * * * ]

(c)	Base Site Service – lastminute.com shall be a Resource Unit associated with Provider’s delivery of change deployment services and associated network access to Company’s lastminute.com Co-Location. The actual volume of this Resource Unit will never exceed one (1).

(d)	Base Site Service – Allen shall be a Resource Unit associated with Provider’s delivery of change deployment services to Company’s Allen, TX Co-Location. The actual volume of this Resource Unit will never exceed one (1).

(e)	In the event that Company reduces Actual Resource Unit Volumes in one Midrange Technical Services Desk Resource Unit as a result of moving such volumes to another Resource Unit, the Parties shall, within 60 days of such event or reasonable determination, enter into good faith negotiations regarding, and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

agree upon an equitable adjustment to, the Resource Baseline, Base Charges and related ARC/RRC rates associated with the Resource Unit being reduced. Failure to reach agreement within such 60 day period shall be deemed to be a Dispute.

(f)	Labor for the installation, integration, test and de-installation of tools necessary to provide the Services are included in the device charges above.

6.11	The Financial Responsibility Matrix reflects Provider’s’ overall financial commitment to pay for monitoring software. [ * * * ]

6.12	Company Requested Server Move. For physical moves of Servers that are a result of a Company Request, Provider shall use the following rates for Server moves: [ * * * ] A “Company Request” does not include Server moves related to the Transformation Plan, Server refreshes, Capacity on Demand Server moves, Server installations whether Servers are new, repurposed or Capacity on Demand.

6.13	HP Hardware maintenance as reflected in Section 2.12 of Exhibit 2.3 to the Services and Support Responsibilities Schedule is subject to the rates outlined in Attachment 4-Q.

(a)	[ * * * ]

(b)	[ * * * ]

(c)	[ * * * ]

(d)	[ * * * ]

(e)	[ * * * ]

6.14	HP Server Hardware IMAC Services as reflected in Section 2.13 of Exhibit 2.3 to the Services and Support Responsibilities Schedule is subject to the rates outlined in Attachment 4-Q.

(a)	[ * * * ]

(b)	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	[ * * * ]

(d)	[ * * * ]

(e)	[ * * * ]

(f)	[ * * * ]

(g)	[ * * * ]

(h)	[ * * * ]

7.0	Managed Network Services

The Network Services billable Resource Units are defined as follows:

7.1	WAN Services:

(a)	WAN Sites – Type 0 Headquarters/Hub Sites shall be one of the Resource Units for WAN Access. [ * * * ]

(b)	WAN Sites – Type 1 Call/Development Center shall be one of the Resource Units for WAN Access. [ * * * ]

(c)	WAN Sites – Type 2 Large Office with DMZ shall be one of the Resource Units for WAN Access. [ * * * ]

(d)	WAN Sites – Type 3 Medium Office shall be one of the Resource Units for WAN Access. [ * * * ]

(e)	WAN Sites – Type 4 Intermediate Office shall be one of the Resource Units for WAN Access. [ * * * ]

(f)	WAN Sites – Type 5 Transitional Office shall be one of the Resource Units for WAN Access. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(g)	WAN Sites – Type 6 Small Office shall be one of the Resource Units for WAN Access. [ * * * ]

(h)	WAN Sites – Type 7 Really Small Office shall be one of the Resource Units for WAN Access. [ * * * ]

(i)	Internet Service Provider (ISP) Support Services shall be the monthly Charge that Company shall incur for its bandwidth usage (at the committed level selected by Company) and will be calculated as [ * * * ]

7.2	LAN Services:

(a)	Installed LAN Ports shall be a Resource Unit. [ * * * ]

(b)	Wireless Access Point (WLAN) shall be a Resource Unit. [ * * * ]

(c)	Wireless Controller Very Small shall be one Resource Unit for a wireless LAN access point controller device. [ * * * ]

(d)	Wireless Controller Small shall be one resource unit for a wireless LAN access point controller device. [ * * * ]

(e)	Wireless Controller Medium shall be one resource unit for a wireless LAN access point controller device. One [ * * * ]

(f)	Wireless Controller Large shall be one resource unit for a wireless LAN access point controller device. [ * * * ]

7.2.1	Remote Access

(a)	IPSEC Base shall be a Resource Unit. [ * * * ]

(b)	IPSEC Incremental Block shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

(c)	SSL VPN Base shall be a Resource Unit. [ * * * ]

(d)	SSL VPN Incremental Block shall be a Resource Unit. [ * * * ]

(e)	Enterprise B2B VPN Tunnels [ * * * ]

7.3	Data Center Network Services

(a)	CMO/FSE Gen 1 NAS Attached Server shall be a Resource Unit. [ * * * ]

(b)	FSE Gen 1 Attached Server shall be a Resource Unit. [ * * * ]

(c)	FSE Gen 2 Attached Server shall be a Resource Unit. [ * * * ]

(d)	FSE Gen 2 Enclosure shall be a Resource Unit. [ * * * ]

(e)	FSE Gen 2 Compartment shall be a Resource Unit. [ * * * ]

(f)	FSE Gen 2 10G Ethernet Port shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

7.4	Voice Services:

(a)	VoIP Handsets shall be a Resource Unit. [ * * * ]

(b)	VoIP Soft Phones shall be a Resource Unit. [ * * * ]

(c)	VoIP Fax shall be a Resource Unit. [ * * * ]

(d)	Analog Ports in Data Center shall be one Resource Unit for [ * * * ]

(e)	Microsoft Voicemail Box shall be a Resource Unit. [ * * * ]

(f)	Video Conference Support shall be a Resource Unit. [ * * * ]

(g)	Cisco Unity Express Voicemail Box shall be a Resource Unit. [ * * * ]

7.5	Internal Network Vulnerability Scan: Internal Network Vulnerability Scan shall be a billable Resource Unit. [ * * * ]

8.0	End-User Computing Services

8.1	The billable Resource Units for End-User Computing Services for Company employees, contractor and vendors are defined as follows:

(a)	Desktop/Laptop Support shall be a Resource Unit. [ * * * ]

(i)	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	[ * * * ]

(iii)	[ * * * ]

(iv)	[ * * * ]

(b)	Desktop/Laptop Partial Support shall be a Resource Unit with services defined in Exhibit 2.5 of the Service and Support Responsibilities Schedule. [ * * * ]

(i)	[ * * * ]

(ii)	[ * * * ]

[ * * * ]

(c)	Executive Support – Key Employees shall be a Resource Unit.[ * * * ]

(d)	Network Printers Support – Devices shall be a Resource Unit [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	EUC IMAC Events shall be a Resource Unit. [ * * * ]

(f)	Mobile Information Protection (MIP) User shall be a Resource Unit. [ * * * ]

(g)	[ * * * ] shall be a Resource Unit. [ * * * ]

(h)	MS Mobile Devices User shall be a Resource Unit. [ * * * ]

(i)	Standard Desktop Asset shall be a Resource Unit. [ * * * ]

(j)	Standard Desktop (Legacy) Asset shall be a Resource Unit. [ * * * ]

(k)	Standard Laptop Asset shall be a Resource Unit. [ * * * ]

(l)	Standard Laptop (Legacy) Asset shall be a Resource Unit. [ * * * ]

(m)	Developer Laptop Asset shall be a Resource Unit. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

(n)	Developer Laptop (Legacy) Asset shall be a Resource Unit. [ * * * ]

(o)	Network Printer Asset shall be a Resource Unit. [ * * * ]

(p)	Network Printer (HP4515x) Asset shall be a Resource Unit. [ * * * ]

(q)	Standard Mini Laptop Asset shall be a Resource Unit. [ * * * ]

(r)	Personal Computer Data Encryption shall be a Resource Unit. [ * * * .]

(s)	[ * * * ]

8.2	The End User Computing Services for Subscribers billable Resource Units are defined as follows:

(a)	TN Warehouse Services shall be a Resource Unit. [ * * * ]

(b)	[ * * * ]

Effective January 1, 2012, until otherwise changed by agreement of the Parties, 1.) Provider shall cease the purchase of [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Effective January 1, 2012, Company may, at its discretion, buy back Travel Network Billable Devices from Provider. [ * * * ]

8.3	There are two billable Resource Units for Services for Help Desk:

(a)	“Help Desk – Full Service”: One Resource Unit shall be a User. [ * * * ]

(b)	“Help Desk – Partial Service”. One Resource Unit shall be a call. [ * * * ]

9.0	Labor for Projects, Maintenance & Support

[ * * *]

9.1	Fixed Price Maintenance

(a)	The Resource Unit for Fixed Price Maintenance shall be a single fixed monthly charge for application maintenance activities (i.e., a Resource Unit for which the actual volume will never exceed one (1)). The applications covered by Fixed Price Maintenance as of the Effective Date are listed in Attachment 4-M.

(b)	[ * * *]

(c)	[ * * *]

(d)	[ * * *]

(e)	[ * * *]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.2	Service Management Tools Support. The Resource Unit for Service Management Tools Support shall be a single monthly charge [ * * *] Resource Unit for which the actual volume will never exceed one (1)). [ * * *]

9.3	Time and Materials Support

(a)	“Labor Rates” for Services charged on a time and materials basis will be charged on a Billable Hour basis at the hourly rates set forth in Attachment 4-A. [ * * *]

(b)	[ * * *]

(c)	Project Management support for projects with fewer than [ * * * ] is considered non-billable labor and is covered in the Base Charges, unless otherwise agreed in writing by Company.

(d)	The skill sets with Labor Rates listed in Attachment 4-A are described in Attachment 4-K. [ * * *]

(e)	[ * * *]

(f)	[ * * *]

(g)	[ * * *]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.0	Account Management and Other Fixed Fees

Provider will charge Company a fee for account management [ * * *]

11.0	ADDITIONAL RESOURCE CHARGES AND REDUCED RESOURCE CREDITS (ARCS AND RRCS)

11.1	[ * * *]

11.2	[ * * *]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * *]

11.3	[ * * *]

11.4	If Actual Resource Unit Volumes exceed (or are reasonably expected to exceed) the highest volume ARC Band for [ * * * ] the Parties shall, within [ * * *] of such event or reasonable determination, enter into good faith negotiations regarding, and agree upon an equitable adjustment to, the affected Base Charges and related ARCs/RRCs rates. Failure to reach agreement within such [ * * *] period shall be deemed to be a Dispute.

11.5	Attachment 4-E provides an example of an ARC calculation.

11.6	[ * * *]

11.7	If Actual Resource Unit Volumes fall below (or are reasonably expected to fall below) the lowest volume RRC Band for [ * * * ] the Parties shall, within [ * * *] of such event, enter into good faith negotiations regarding, and agree upon an equitable adjustment to, the affected Base Charges and related ARCs/RRCs rates. Failure to reach agreement on such an adjustment within such [ * * *] period shall be deemed to be a Dispute.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.8	Attachment 4-E provides an example of a RRC calculation.

11.9	If and when any Special Case Asset [ * * *] is removed from service, Company is obligated as follows:

(a)	[ * * * ]

(b)	[ * * * ]

(c)	[ * * * ]

11.10	Certain Resource Units will be combined together and treated as a whole for purposes of determining when fluctuations in Resource Units trigger renegotiation. Attachment 4-G Resource Unit Banding identifies those Resource Units which are grouped together. [ * * *]

12.0	OTHER CHARGES AND CREDITS

12.1	Unless otherwise agreed, Company shall not incur any charges, fees or expenses payable to Provider (or Provider’s subcontractors) in connection with the activities set forth in the Transformation Plan.

12.2	The Parties acknowledge and agree that the Transformation Schedule specifies various Critical Milestones and associated Critical Milestone Credits that shall be paid by the Parties in the event of an unexcused delay in accordance with the terms of the Transformation Schedule.

12.3	Company shall pay Provider a monthly CMO Network Fee for the [ * * *] components set forth in Attachment 4-A: [ * * * ]

(a)	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	[ * * * ]

(ii)	[ * * * ]

(iii)	[ * * * ]

(b)	The SaaS component will be [ * * * ]

(c)	The component for the [ * * * ]

(d)	Company shall only be entitled to such reductions at the time the events are actually completed. [ * * *]

13.0	[INTENTIONALLY OMITTED]

14.0	[INTENTIONALLY OMITTED]

15.0	TARGET PRICING

15.1	Regarding Project work, [ * * * ]

(a)	Target pricing will not apply to Projects utilizing fewer than [ * * * ]. For a Project over [ * * * ], Company may require Provider to submit a proposal on a target pricing basis. A detailed estimate will be completed prior to a project being approved for delivery. Critical Projects will be excluded from Target Pricing unless otherwise agreed by Provider.

(b)	For Projects undertaken on a target pricing basis, Company will approve (i) the process or tools Provider uses to develop targets or budgets; (ii) the labor resources Provider uses to perform such Projects; and (iii) Project deadlines not set forth in the applicable Project Plan. Company will not unreasonably withhold such approval.

(c)	Any changes to a Project priced on a target pricing basis must be approved in advance by the Parties according to the Project Management Process (as such term is defined in the Project Schedule).

(d)	Provider has discretion to select the project lead and lead developer for all Projects priced on a target pricing basis but will consult with Company in such selection.

(e)	If Provider completes a Project priced on a target pricing basis at a total cost to Company below the Project target in the Project Plan, Company will pay Provider [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

15.2	Projects undertaken on a target pricing basis will be subject to the following discounts in the event of labor or completion overruns:

(a)	For labor costs in excess of the targets stated in the Project Plan, [ * * * ]

(b)	For business day delays in completion of the Project beyond the targets stated in the Project Plan, [ * * * ]

15.3	If the Project is subject to discounts both as a result of labor overruns and delays in completion, Company will elect which discount to apply and may not apply both discounts.

16.0	ADJUSTMENTS FOR INFLATION AND DEFLATION

16.1	On January 1, 2013, and each subsequent January 1 during the Term, Provider will apply an adjustment to the Base Unit Rates, ARC Rates and RRC Rates (collectively, the “Rates”) [ * * * ]

16.2	The ECA is based upon either the [ * * * ]

16.3	In calculating the ECA, the following indices are referred to in Attachment 4-A: [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

16.4	[ * * * ]

16.5	[ * * * ]

16.6	For Services charged on a Resource Unit basis, the ECA will be calculated by [ * * * ]

17.0	PASS-THROUGH EXPENSES; RESALE EXPENSES; MANAGED AGREEMENTS

17.1	“Pass-Through Expenses” are those costs associated with third party assets and services that the Parties document in a service request and which Provider manages on behalf of Company and runs through the Provider invoice. No additional items may be added to the assets and services that are Pass-Through Expenses without the prior written consent of Company.

17.2	Provider shall charge Company a management fee equal to [ * * * ]

17.3	[Intentionally Omitted]

17.4	If Provider procures hardware on behalf of and at the direction of Company, which will be owned by the Company, under a Provider agreement, Provider will cap the price of such hardware to Company [ * * * ] If Provider procures such hardware under a Company agreement, Provider will cap the price of such hardware to Company at [ * * * ] Provider will use the agreement (either Provider’s or Company’s) that results in lowest cost including mark-up to Company. The price of hardware to Company under this Section 17.4 shall be referred to as “Re-Sale Expenses”.

17.5

Consistent with Provider’s responsibilities under the Agreement, Company may request that Provider provide certain management services with respect to agreements between Company and third party suppliers as listed on the Managed Agreements Schedule (the “Managed

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Agreements”). Company shall retain financial responsibility for all Managed Agreements and shall pay all amounts due under Managed Agreements. Provider shall charge Company a management fee equal to [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIALITY SCHEDULE

1.0	Confidential Information

1.1	Defined. Confidential Information means and includes:

(a)	With respect to the Company: all information regarding the business, customers, financial condition, performance or operation of Company or any Participating Third Party that, either before or after the Effective Date, is provided to or in any way obtained by the Provider in connection with this Agreement (whether or not any such information is identified or marked as sensitive, confidential or proprietary). Company Confidential Information shall also include all Company-related operational data developed, maintained, or otherwise used by Provider in delivering the Services (including Service Levels and Provider’s performance level and reporting of Service Levels) (“Company Operational Data”), except for information regarding Provider’s personnel and Provider’s costs.

(b)	With respect to the Provider: all information regarding the business, customers (other than Company and the Participating Third Parties), financial condition, performance or operation of the Provider that, either before or after the Effective Date, is provided to or in any way obtained by the Company in connection with this Agreement (whether or not any such information is identified or marked as sensitive, confidential or proprietary). For the avoidance of doubt, Company Operational Data is not Provider Confidential Information.

(c)	With respect to each Party:

(i)	the terms of the Agreement, and all charges, costs and credits relating to performance under the Agreement;

(ii)	all information related to any dispute arising out of the Agreement; and

(iii)	all information relating to a third party that is disclosed to a Party subject to an obligation of confidentiality.

2.0	Use of Confidential Information

2.1	Restrictions on Use. Except as expressly permitted by the Agreement, or the consent of the other Party on a case-by-case basis, all Confidential Information shall be held and protected by the recipient in strict confidence, shall be used by the recipient only as required to render performance or to exercise rights and remedies under the Agreement, and shall not be disclosed, made available, sold, or transferred to any other Person in any manner.

2.2	Permitted Disclosures.

(a)	Either Party may disclose Confidential Information to its officers, directors, employees, affiliates, subcontractors, agents, or advisors, on a need-to-know basis, in order to evaluate, or render performance or exercise rights or remedies under, the Agreement, provided such Party promptly informs each such Person to whom any Confidential Information is so communicated of the duty of confidentiality regarding that information under the Agreement and impose on that Person the binding obligation to comply with the terms of this Confidentiality Schedule.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	Each Party may disclose Confidential Information in response to a request for disclosure by a court or another governmental authority, including a subpoena, court order, or audit-related request by a taxing authority, if that Party:

(i)	Promptly and within a reasonable time before disclosure notifies the other Party of the terms and the circumstances of that request;

(ii)	Consults with the other Party, and cooperates with the other Party’s reasonable requests to resist or narrow that request;

(iii)	Furnishes only information that, according to written advice (which need not be a legal opinion) of its legal counsel, that Party is legally compelled to disclose; and

(iv)	Uses reasonable efforts to obtain an order or other reliable assurance that confidential treatment will be accorded the information disclosed.

(c)	A Party need not comply with the conditions to disclosure set forth in Section 3.2(b) above to the extent that:

(i)	the request or order of the governmental authority in effect prohibits that compliance;

(ii)	the Party is otherwise legally obligated to do so (including for the purposes of complying with applicable securities laws), as confirmed by advice of competent and knowledgeable legal counsel;

(iii)	the request or order is in connection with a tax audit to representatives of a taxing authority; or

(iv)	the request or order is in connection with a tax contest in which that Party uses reasonable efforts to assure that confidential treatment will be accorded the information disclosed.

(d)	With respect to Company Operational Data, the Parties agree as follows: (i) while such information is Confidential Information of Company, Company agrees that it shall not make such information generally available to the public via press release or other method of indiscriminate dissemination, but, for the avoidance of doubt, Company shall have the right to disclose such information to third parties in the conduct of Company’s business, provided that Company may only disclose such information to a Specified Provider Competitor in order to permit integration of Company systems and/or transition of some or all of the Services to such a party (including reasonable due diligence subject to customary non-disclosure restrictions); (ii) Provider shall be entitled to use Company Operational Data solely for its internal use (without disclosure to any third party) in collecting and analyzing its performance under various customer contracts, and (iii) Provider shall be entitled to use Company Operational Data from the Shared Systems to the extent required in performing and/or invoicing under the Assigned Customer Agreements for AA and US (provided that disclosures of such information to AA and/or US, if required, must be subject to customary confidentiality provisions).

(e)	A Party shall have no obligation with respect to information which (i) was rightfully in possession of or known to such Party without any obligation of confidentiality before receiving it from the other Party; (ii) is, or subsequently becomes, legally and publicly available without breach of the Agreement or the Technology License Agreement; (iii) is rightfully obtained by such Party from a source other than the other Party without any obligation of confidentiality to the disclosing Party; or (iv) is independently developed by such Party without use of any of the other Party’s Confidential Information.

(f)	Nothing in this Confidentiality Schedule or the rest of the Agreement (i) precludes Company from disclosing (subject to an appropriate nondisclosure agreement) its business requirements, including services, service level requirements, geographic location data, and resource consumption, to Benchmarkers or prospective Benchmarkers.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.0	Protective Provisions

3.1	Standard of Care. Each Party shall use at least the same degree of protection and care in maintaining the confidentiality of the Confidential Information of the other Party as the receiving Party uses with respect to its own proprietary or confidential information, and in no event less than reasonable care.

3.2	Irreparable Harm. The Parties acknowledge that any disclosure or misappropriation of Confidential Information in violation of this Agreement could cause irreparable harm, the amount of which may be extremely difficult to estimate, thus making any remedy at law or in damages inadequate. Each Party therefore agrees that the other Party shall have the right, afforded in the Dispute Resolution Schedule, to apply to any court of competent jurisdiction for a temporary or provisional order restraining any breach or impending breach of this Confidentiality Schedule. This right shall be in addition to any other remedy available under the Transaction Documents.

4.0	Ownership

4.1	Title to Information. As between the Parties, each Party acknowledges and agrees that the Confidential Information disclosed by or on behalf of one Party to the other Party shall remain the sole and exclusive property of the disclosing Party or the third party providing such information to the disclosing Party. For purposes of this Agreement, all Confidential Information disclosed by or on behalf of any Participating Third Party to Provider under or in connection with the Transaction Documents or the Services shall be deemed to have been disclosed by or on behalf of Company to Provider. Nothing in the Agreement or this schedule grants or confers upon the recipient Party any right, title or interest in any Confidential Information disclosed by or obtained from the disclosing Party.

4.2	Residual Knowledge. The terms of confidentiality under this Confidentiality Schedule shall not be construed to limit either Party’s right to independently develop or acquire products without use of the other Party’s Confidential Information. The disclosing Party acknowledges that the receiving Party may currently, or in the future, be developing information internally, or receiving information from other Persons, that is similar to the Confidential Information. Accordingly, nothing in this Confidentiality Schedule will be construed as a representation or agreement that the receiving Party will not develop or have developed for it products, concepts, systems or techniques that are similar to or compete with the products, concepts, systems or techniques contemplated by or embodied in the Confidential Information provided that the receiving Party does not violate any of its obligations under the Agreement in connection with such development. Further, Provider shall be free to use for any purpose the residuals residing in employees transitioned to Provider, and either Party shall be free to use for any purpose residuals resulting from access to or work with any Confidential Information other than information related to the Airline PSS Software, CIO Systems Software, Connectivity Software and TMD Software (as those terms are defined in the Technology License Agreement), provided that such Party shall maintain the confidentiality of the Confidential Information as provided herein and provided such use does not infringe or otherwise violate any patent, trademark, trade secret or copyright of the other Party. The term “residuals” means information in non-tangible form which may be retained in the “unaided memory” by Persons who have had access to the Confidential Information, including ideas, concepts, know-how or techniques contained therein, provided such Confidential Information is not expressly incorporated in a tangible form provided by the disclosing Party. For purposes of this schedule, “unaided memory” means to be remembered by an individual without reference to, use of, or the aid of information in any tangible form, and purposefully or intentionally memorized or retained by such individual prior to or after the Effective Date. Nothing in this Confidentiality Schedule shall be construed as giving the Provider any rights in or to information related to Airline PSS Software, CIO Systems Software, Connectivity Software and TMD Software.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.2	Return of Information. Upon termination or expiration of the Agreement, each Party shall either return the other Party’s Confidential Information in its possession (including without limitation all copies) or shall, at the other Party’s direction, destroy all such Confidential Information (including without limitation all copies) and certify the Confidential Information’s destruction to the other Party, provided that each Party may keep the deliverables for which such Party has fully paid, subject to the terms and conditions of the Agreement.

5.0	Additional Safeguards

5.1	Critical Projects. Provider will comply with all additional safeguards reasonably required by Company to maintain confidentiality of Confidential Information relating to the Critical Project.

5.2	Changes. The Parties may, upon mutual written agreement, adjust or impose additional obligations with respect to Confidential Information from time to time and as deemed necessary given the relevant circumstances.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONTRACT CHANGE CONTROL SCHEDULE

1.0	Introduction

1.1	This Contract Change Control Schedule describes the process (the “Contract Change Control Process”) to be followed by Company and Provider when either Party wishes to make a change to the Services, activities, processes, provisions or operations under the Agreement requiring a change to the Agreement (a “Contract Change”).

1.2	The purposes and objectives of the Contract Change Control Process are as follows:

(a)	to review each request for a Contract Change (a “Change Request”) to determine whether such Contract Change is appropriate;

(b)	to determine whether a Contract Change is within the scope of the Services or constitutes a New Service;

(c)	to prioritize all Change Requests;

(d)	to minimize the risk of exceeding both time and cost estimates associated with the requested Contract Change by identifying, documenting, quantifying, controlling, managing and communicating Change Requests and their disposition; and

(e)	to identify the different roles, responsibilities and actions that shall be assumed and taken by the Parties to define and implement the Contract Changes to the Services and to the Agreement.

2.0	Contract Change Control Process

2.1	Either Provider or Company may request a Contract Change by giving Notice to the other Party specifying a description of the Contract Change and the reasons for the Contract Change. Provider shall assign a unique number to any such request and shall register the Change Request in the Change Request Log (as described in the Procedures Manual).

2.2	Each Party’s respective Project Executives or their nominated representatives shall be responsible for reviewing and considering any Change Request, and approve it for further investigation, if deemed necessary, or reject it. If the Parties agree that the Change Request requires further investigation, the Company and Provider Project Executives shall authorize such investigation, which shall be performed as required by Provider or Company. Provider shall perform such investigation upon Company’s written authorization. The Project Executives shall be responsible for keeping up to date the status of each Change Request in the Change Request Log as the status of the Change Request changes through the Contract Change Control Process.

2.3	Regardless of which Party has proposed the Contract Change, Provider shall prepare, at its expense, and submit to Company:

(a)	As soon as reasonably practicable but in any event within fourteen (14) days (or as otherwise agreed) after receipt of the Change Request, a description of the Contract Change with details of:

(i)	the reasonable costs associated with the Contract Change;

(ii)	the reasonable timeframe for implementing the Contract Change (including any timing constraints);

(iii)	any reasonable changes or additions to policies, standards and procedures in accordance with which the Contract Change is to be implemented;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iv)	where the Contract Change relates to New Services to be provided, how the business objectives of Company will be achieved in the provision of those services;

(v)	the geographical scope and impact of the Contract Change;

(vi)	the potential risks (if any) to Company if the Contract Change is not implemented;

(vii)	where appropriate, the technical or business case for making the Contract Change; and

(viii)	any additional reasonable contractual terms and conditions which would apply to the Contract Change, or any changes to the contractual terms and conditions of the Agreement, together with details of the effect (if any) of those terms and conditions shall have on the Agreement; and

(b)	Within thirty (30) days (or as otherwise agreed) after receipt of the Change Request, an impact analysis describing the impact of the Contract Change on the following elements of the Agreement:

(i)	scope of the Agreement;

(ii)	the Services and the Service Levels;

(iii)	the Charges;

(iv)	delivery dates;

(v)	evaluation testing and acceptance criteria;

(vi)	Disaster Recovery Plan;

(vii)	spare network and computer capacity;

(viii)	Third Party Agreements;

(ix)	any impacts on other interfaces, other systems and services;

(x)	any related systems; and

(xi)	any other matter reasonably requested by Company at the time of preparation of the Change Proposal or reasonably considered by Provider to be relevant; and

(xii)	the Termination Assistance Plan (collectively, a “Change Proposal”).

2.4	Once submitted by Provider, Company shall review the Change Proposal and as soon as reasonably practicable, and in any event not more than fourteen (14) days (or as otherwise agreed) after receipt of the Change Proposal, either:

(a)	Company may approve the Change Proposal in which case the Change Proposal shall be signed and the Contract Change incorporated in accordance with Section 4 below;

(b)	Company may notify Provider that it does not wish to proceed with the Contract Change, in which case no further action shall be taken in respect of the Change Proposal; or

(c)	Company may request that it and Provider meet to discuss the Change Proposal (such meeting to be referred to as the “Change Proposal Meeting”).

2.5	At the Change Proposal Meeting, the Parties shall use reasonable endeavors to agree to either:

(a)	take no further action in respect of the proposed Contract Change, in which case no further action shall be taken in respect of the Change Proposal;

(b)	acquire further information before deciding whether to proceed with the Contract Change;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	amend some or all of the contents of the Change Proposal which Provider will incorporate into a revised version of the Change Proposal; or

(d)	proceed with the Contract Change as detailed in the Change Proposal in which case the Change Proposal shall be signed and the Contract Change incorporated in accordance with Section 4.0.

2.6	In the event that the Parties agree to proceed in accordance with one of the options detailed in Section 2.5(b) or 2.5(c) above, then the Parties shall gather any necessary information and/or Provider shall prepare a revised version of the relevant Change Proposal, upon which Company shall decide whether to proceed in accordance with Section 2.5(a) to 2.5(d) above. The Parties shall continue to go through the process detailed above until such time as a final resolution is made by the Parties. The Parties shall act in good faith at all times during such process.

3.0	Variations to the Contract Change Control Process

3.1	The Parties may by joint written agreement amend or waive any part of the Contract Change Control Process including, but not limited to, where the relevant Parties agree that shorter or longer timeframes are more appropriate, providing that any Contract Changes made to the Agreement are recorded in a Change Proposal and such Change Proposal is allocated a unique number by Provider and is signed by duly authorized representatives of Company and Provider.

4.0	Effectiveness of a Change

4.1	Upon the signature of a Change Proposal by both Provider and Company in respect of the Contract Change to the Agreement, the contents of such Change Proposal shall be deemed to be agreed and incorporated into the Agreement on the date of signature or as the Parties may otherwise agree. No part of the discussions or interchanges between the Parties shall obligate the Company to approve any Contract Change or shall constitute an amendment or waiver of the Agreement unless and until reflected in a Change Proposal and adopted in accordance with this Contract Change Control Schedule.

4.2	Neither Party shall have any obligation to commence or comply with any Contract Changes to the Agreement until such time as the relevant Parties have signed the appropriate Change Proposal.

5.0	Change Reporting Requirements

5.1	Provider shall, on a monthly basis, provide Company with a report specifying the status of all Change Requests and Change Proposals relating to this Agreement.

5.2	Company may, no more than once monthly, request from Provider a reasonably detailed report (including but not limited to, the current status and projected completion date), of the status of any pending Change Request or Change Proposal. Within five (5) days after receipt by Provider of the written request from Company, Provider shall deliver the requested report to Company.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CUSTOMER SURVEY SCHEDULE

1.0	Introduction

This Schedule sets forth the respective obligations of Company and Provider as related to customer satisfaction surveys, which are in addition to those obligations set forth in the Agreement. Company will have overall review and approval rights of the customer satisfaction surveys, including without limitation input to and approval of the survey recipients, the survey methodology, and the survey questions.

2.0	General Requirements

2.1	In addition to developing and performing the baseline customer satisfaction survey required under the Agreement, Provider and an independent Third Party approved by Company shall develop the materials and methodology for each customer satisfaction survey required hereunder and shall submit such materials and methodology to Company for its approval at least 30 days prior to the scheduled start time for each survey.

2.2	Provider shall measure at a minimum: (i) responsiveness; (ii) performance; (iii) knowledge; (iv) overall satisfaction; (v) customer satisfaction for each Service Tower or unique Service provided, based on the audience for each survey; and (vi) the satisfaction with the value of the Services provided by Provider in the executive customer satisfaction survey and the business unit management customer satisfaction survey.

2.3	Provider shall report the survey results to the Company Contract Executive and Contract Manager, the Authorized User group that was asked to respond to the survey and other Authorized Users as directed by the Company Contract Executive. Provider shall use the survey results to plan and implement measurable improvement. Provider shall conduct follow-up reviews and other such activities as requested by the Company Contract Executive.

3.0	Executive Customer Satisfaction Survey

3.1	Provider shall initiate the first executive customer satisfaction survey within 6 months after the Effective Date or at a later time approved by the Company Contract Executive. Provider shall perform such surveys on at least an annual basis or as requested by Company.

3.2	Provider shall work with the Company Contract Executive, attempting to attain a one hundred percent (100%) response rate to the executive customer satisfaction survey. Provider shall report the results of the survey to the Company Contract Executive and Contract Manager within 2 weeks of completion.

4.0	Business Unit Management Customer Satisfaction Survey

4.1	Provider shall conduct a business unit management customer satisfaction survey with each Company business unit manager and/or designees, customizing parts of the survey to the particular requirements or work performed for each business unit.

4.2	Provider shall initiate the first business unit management customer satisfaction survey within 6 months after the Effective Date or at a later time if approved by the Company Contract Executive. Provider shall conduct such surveys on at least a semi-annual basis or as requested by Company.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.3	Provider, working with the Company Contract Manager, shall attempt to attain a one hundred percent (100%) response rate to the business unit management customer satisfaction survey. Provider shall report the results of the survey to the Company Contract Executive and Contract Manager within 2 weeks of completion.

5.0	Annual End User Customer Satisfaction Surveys

5.1	Provider shall initiate the first annual end user customer satisfaction survey within 9 months of the Effective Date or at a later time approved by the Company Contract Executive. Provider shall conduct ongoing annual end user customer satisfaction surveys.

5.2	Provider shall actively follow up with end users to attain at least a twenty-five percent (25%) response rate to the survey. Provider shall report the results of the survey to the Company Contract Executive and Contract Manager within 4 weeks after the completion of the survey.

6.0	Point of Service Customer Satisfaction Surveys

6.1	Provider shall perform point of service customer satisfaction surveys for a subset of the problems, questions, or requests from Authorized Users that are resolved or coordinated by the Help Desk.

6.2	Provider shall select, on a random basis, five percent (5%) of the daily closed Calls managed by the Help Desk, including Calls resolved by Level 2 or Level 3 Support personnel in other Service Towers. Provider shall generate an e-mail containing the point of service customer satisfaction survey and instructions, as described in Exhibit A hereto (Sample Point of Service Survey), to the Authorized Users making up the random sample of closed Calls and deliver such emails within 2 hours of closing a Call.

6.3	Provider will actively follow-up with Authorized Users to maintain at least a fifty percent (50%) response rate to the survey requests. Receiving completed point of service surveys from Authorized Users and tabulating results from the surveys. Provider shall report point of service survey results to Company on a monthly basis. Provider shall use the results from the point of service surveys to tabulate trends and typical problems or requests submitted by Authorized Users.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DATA PRIVACY AND SECURITY PROCEDURES SCHEDULE

1.0	Introduction

This schedule sets forth the respective data management, data privacy and security responsibilities of Company and Provider under the Agreement (“Security Requirements”), which are in addition to those Services described in the Services and Support Responsibility Schedule. The services required under this Schedule are deemed to be an inherent part of the Services. Company will be principally responsible for applications security architecture. Provider will be, subject to review by Company, principally responsible for infrastructure security architecture. Provider will be responsible for implementing and following the written security policies and procedures approved by Company and provided by Provider, and will provide recommendations and guidance to Company as reasonably requested on security architecture.

Each Party shall comply with Data Protection Laws as set forth in Section 3.0.a.1 below. Where Provider’s compliance with such Data Protection Laws prevents compliance with the Security Requirements, Provider is responsible for notifying Company in order to determine appropriate compensating controls.

Capitalized terms used in this schedule without definition shall have the meaning ascribed to them in the Agreement.

2.0	Definitions

“Active Directory” means Microsoft’s proprietary directory that serves as an authentication/authorization mechanism for Windows 2000 and other applications.

“Agent Sine Security Application” means Company’s proprietary authentication/ authorization mechanism which controls access to the Real Time Systems.

“Data Protection Laws” means all laws (including those arising under common law), statutes, codes, rules, regulations, reporting or licensing requirements, ordinances and other pronouncement having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision, including those promulgated, interpreted or enforced by any governmental or regulatory authority that address data privacy, transborder data flow, data protection and security related to the provision or the receipt of Services.

[ * * * ]

[ * * * ]

[ * * * ]

“Focal Point” means, with respect to either Provider or Company, the person designated by a Party with responsibility for day-to-day security management for such Party.

[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Personal Data” means any data relating to an identified or identifiable individual that Provider processes on behalf of Company or any Participating Third Party under or in connection with this Agreement or in performing the Services.

[ * * * ]

[ * * * ]

3.0	Data Management

a.	Obligations with Respect to Data Protection Laws.

1.	Provider and Company are each responsible for complying with their respective obligations under the Data Protection Laws. [ * * * ] Company shall comply with its obligations as a “data controller” of any such Personal Data under Data Protection Laws.

2.	Either Party may take reasonable steps it deems necessary to comply with Data Protection Laws; provided, however, that such Party shall use commercially reasonable efforts to minimize the impact of such steps on the other Party.

3.	Company may request Provider, and Provider agrees to assist and cooperate fully, (at Company’s expense) on one or more occasions from time-to-time following the parties’ execution of this Agreement: (i) to execute, additional documentation to permit the transfer and processing of Personal Data outside of a jurisdiction, including the safe harbor requirements established by the United States Department of Commerce with respect to the European Union Data Directive, or any similar safe harbors or exemptions to Data Protection Laws as such relate to the Services; (ii) to assist Company in fulfilling registration requirements under Data Protection Laws, including without limitation, providing requested information and registering with data protection authorities as requested by Company in order to permit Company and Provider to achieve the purposes of the Agreement; or (iii) to assist Company with responding to any data protection authority, governmental agency, or other third party requests to the extent necessary to comply with Data Protection Laws (collectively, “Data Protection Filings”). Provider shall work with Company to execute Data Protection Filings designated by Company within timeframes reasonably required to meet deadlines imposed by the authority, agency or other third party. Provider shall not refuse to sign any Data Protection Filings based upon information Company includes relating to Company Data or the Services; or based upon Company’s inclusion of this Data Privacy and Security Procedures Schedule (as hereafter amended by the parties, if applicable) or [ * * * ] Further, at Company’s expense, Provider will cooperate in good faith with any request by Company to response to a Data Protection Filing request, and upon receipt of such a request, will: (i) do so in a complete and accurate manner, and (b) work with Company to provide the response to Company in writing [* * * ] to meet deadlines imposed by the authority, agency or other third party. Provider acknowledges and agrees that each copy of the Data Protection Filings executed pursuant to this Schedule shall constitute Confidential Information of Company.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.	In accordance with the Audit Procedures Schedule, Provider will support Company’s review of Provider data protection practices as part of the Company’s annual Payment Card Industry (“PCI”) assessment. If Provider is required to perform an additional function, responsibility or task other than the Services being provided by Provider as of the Effective Date to comply with the data protection requirements of the Payment Card Industry Data Security Standards (PCI DSS), upon reasonable request from Company, Provider will perform such additional function, responsibility or task [ * * * ] pursuant to Section 2.14(a) of the Agreement.

b.	Data Usage and Management.

1.	Provider shall access and use the Personal Data only for the purposes of providing the Services under this Agreement. Provider shall treat all Personal Data as Confidential Information in accordance with the Confidentiality Schedule. Provider shall not disclose any such Personal Data to any third party except as expressly authorized under the Agreement; and any such third parties that access Personal Data shall be required by Provider to comply with these Security Requirements. Provider shall not disclose any Personal Data for any purpose other than providing the Services or use or disclose the Personal Data for the purpose of marketing products or services to individuals whose names are contained in the Personal Data.

2.	Provider’s Focal Point, or his or her designee (as identified to Company in an advance writing), will be responsible for supervising [ * * * ] Provider shall insure that Provider’s Focal Point is properly trained and otherwise familiar with applicable data management, data privacy and data security requirements and issues worldwide.

3.	[ * * * ]

c.	Data Transfer.

1.	[ * * * ] Company acknowledges and agrees that Provider employees may view Personal Data from the countries listed in the Off-Shore Facilities Schedule to the extent required to provide the Services related to such Personal Data. [ * * * ]

2.

The Parties agree that, notwithstanding any other provisions of the Agreement to the contrary, that the other Party and Affiliates of the other Party may store, access and use its business contact information (the names, business phone and facsimile number, business office and email addresses) of its employees anywhere they do business for purpose of our business relationship as it relates to this Agreement and the delivery and/or receipt and use of the Services. Each Party may also share such business contact information relating to employees of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the other Party with contractors, business partners, assignees and others acting on such Party’s behalf (the “Authorized Third Parties”) subject to it having obtained from the Authorized Third Parties their written commitment to use the business contact information only with respect to the performance of the Services and this Agreement and to otherwise hold such information in strict confidence.

d.	Information Requests.

1.	If Company is required to provide information regarding Personal Data, Provider will respond promptly to Company’s inquiries concerning such Personal Data and will reasonably cooperate with Company in providing such information. Company will reimburse Provider for its reasonable charges for such assistance. If Provider receives a direct request for Personal Data, Provider shall promptly direct the request to Company.

2.	Upon Provider’s or Company’s reasonable written request, Company or Provider will provide the other with such information that it has regarding Personal Data and its processing that is necessary to enable the requester to comply with its obligations under this Section.

3.	Provider consents to Company providing information relating to Provider’s obligations under this schedule to Company’s customers and potential customers, and agrees to cooperate and provide reasonable assistance to Company in responding to requests from its customers and potential customers relating to this schedule. Such customers and potential customers shall be required to maintain the confidentiality of this information consistent with Company’s obligations under the Confidentiality Schedule.

e.	Audit Rights.

1.	[ * * * ]

2.	Provider Audits. Provider’s audit obligations shall be as provided in the Audit Procedures Schedule. If Company requires additional audit reports from Provider, e.g. [ * * * ] upon reasonable request from Company, Provider will provide such reports at Company’s expense. Notwithstanding, if Provider [ * * * ]

4.0	Security Management

a.	Information Security Program.

1.	Provider will update the [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

2.	Provider shall provide Company with a copy of its written information security policies and standards upon request.

3.	Company shall retain responsibility for establishing, implementing and maintaining security protocols required by any software applications that are to be provided by Company under this Agreement.

b.	Provider Obligations.

1.	Provider will:

(i)	provide a Provider Focal Point with responsibility for day-to-day security management;

(ii)	[ * * * ]

(iii)	[ * * * ]

(A)	can be implemented; and

(B)	if implemented, an estimate of the time and materials charges Company would incur.

c.	Company Obligations.

1.	Company will:

(i)	provide a Company Focal Point with responsibility for day-to-day security management for Company; and

(ii)

periodically review Provider’s security policies and standards to evaluate if they remain appropriate and applicable for Company’s business requirements. If Company determines the Provider’s security policies and standards are no longer appropriate and applicable for Company’s business requirements, Company will inform Provider thereof and Provider will, subject to Company approval, promptly implement changes to such policies and standards as they relate to Company in a manner so as to address Company’s concerns provided that Company shall compensate Provider on a time and materials basis for any such implementation changes pursuant to the Charges Schedule. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

d.	Event Management.

1.	[ * * * ] Such process shall be documented in the Procedures Manual. [ * * * ]

2.	If Provider discovers or is notified of a Data Incident, in accordance with the requirements of the Services and Support Responsibilities Schedule, [ * * * ]

5.0	Physical/Service Locations Security

a.	Company Facilities.

1.	When present at a Company facility, Provider personnel shall abide by all Company security policies and any additional security requirements which are identified in advance by the Company Focal Point to the Provider Focal Point.

b.	Provider Facilities.

1.	[ * * * ].

2.	Physical Security Controls. In connection with any Facilities, Provider shall.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	[ * * * ]

(ii)	[ * * * ]

(iii)	[ * * * ]

(iv)	[ * * * ]

(v)	[ * * * ]

(vi)	[ * * * ]

(vii)	[ * * * ]

3.	Third Parties required to access Equipment (e.g., copiers, printers) that stores or accesses Company Data or the Service Infrastructure in order to provide maintenance services shall be escorted and monitored in accordance with Provider’s security guidelines. Provider shall ensure that such Third Parties comply with the confidentiality requirements of this Agreement with regard to Company Data.

c.	Company will:

1.	provide physical security controls at the Service Locations, including providing any additional or unique resources (e.g., hardware, software or other components or personnel) and performing any site modifications required to enable Provider to implement Company’s security requirements;

2.	perform a physical security audit on at least an annual basis at Company Service Locations, which audit Provider will review; and

3.	protect Distributed Infrastructure and infrastructure devices on Company premises from unauthorized access.

6.0	Logical Access Control

a.	Service Infrastructure.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.	[ * * * ]

b.	Security Administration.

1.	[ * * * ]

2.	[ * * * ]

3.	[ * * * ]

4.	[ * * * ]

c.	System and Network Security.

1.	[ * * * ]

2.	Provider will notify Company if aware of a virus in data exchanges that affects more than [ * * * ] [ * * * ]

3.	Provider must document and maintain adequate network intrusion capabilities in accordance with the Services and Support Responsibilities Schedule.

d.	Encryption.

1.	[ * * * ]

2.	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	[ * * * ]

e.	Operations Procedures.

1.	In accordance with Provider’s standard security policies, [ * * * ]

f.	Record Keeping.

1.	In accordance with the Services and Support Responsibilities Schedule, Provider shall log activities by Provider personnel in regards to [ * * * ] This audit data must be retained as set forth in the data retention section of the Procedures Manual to be jointly developed by the Parties.

2.	[ * * * ]

3.	[ * * * ]

4.	[ * * * ]

g.	Provider Personnel.

1.	Provider shall maintain policies that require its personnel to report suspected violations of the Confidentiality Schedule, the terms of this Schedule, and suspected violations of Provider’s data security policies to Provider management for investigation and action.

2.	Provider must cooperate fully with Company in any investigations of possible fraudulent or unauthorized use of or access to Company Data or access to the Service Infrastructure or Company Applications by Provider’s employees or third parties.

3.	Provider must implement and document consequence management policies for violations of the confidentiality requirements in the Agreement, the terms of this schedule and for violations of Provider’s data security policies.

4.	In accordance with Provider’s security policies, Provider will require that Provider’s personnel who access Companydata and the Service Infrastructure receive data privacy and security awareness training, and are fully informed of, restrictions on use of Company data, Provider’s data security policies, and Provider’s code of Ethics and Compliance.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.	Provider shall perform Provider’s standard employment screening procedures on all Provider personnel who will perform any of the Services, including any follow-up checking called for by Provider’s employment screening procedures. In the event Provider performs the criminal background check, Provider shall not permit any personnel which such check indicates has a criminal record to perform Services under the Agreement.

h.	Company will:

1.	notify Provider to delete or deactivate the IDs of those individuals who no longer have a business need and/or are no longer authorized by management to access the Service Infrastructure

2.	review and approve Provider’s protection requirements for End User data [ * * * ]

3.	[ * * * ]

4.	timely respond to exception requests submitted by Provider pursuant to Section 6.0.b.2.

7.0	Network Infrastructure Security

a.	Provider will:

1.	[ * * * ]

2.	[ * * * ]

8.0	Additional Obligations

a.	Provider will comply with all additional safeguards and obligations reasonably required by Company to [ * * * ]

b.	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Disaster Recovery Facilities Schedule

I.	Disaster Recovery Space Creation Project

The scope of the Disaster Recovery Space Creation Project will be to create space for all Company’s known and future Disaster Recovery requirements. The Parties shall jointly create a plan to satisfy the project scope. The Disaster Recovery Space Creation project will not be used to rearchitect the infrastructure solution of an Application beyond what’s required to position the Server in the appropriate location for Disaster Recovery Space Creation purposes nor apply to other types of Server moves not required to create space for the Disaster Recovery solution. This project is to create space in the [***] so that Company shall be able to grow and expand their Disaster Recovery solutions. Charges to implement other components of a Disaster Recovery solution will be paid for by Company according to other agreements.

a.	Whenever possible Provider shall utilize the disaster recovery assets funded by Company under the various disaster recovery RUs in Section 4.0 of the Charges Schedule, to avoid incurring additional incremental Equipment expenses to Company due to space or power restrictions.

b.	The Disaster Recovery Space Creation Project shall be completed by March 31, 2013, unless both parties agree to extend the project timeline.

c.	Company shall create a forecast (“the Forecast”) based upon Company’s current and projected future disaster recovery and database needs.

d.	The Disaster Recovery Forecast shall include incremental Servers required for disaster recovery capacity, Applications, databases as required and refresh / decommission of Company owned hardware and shall identify the following:

i.	[ * * *] where the Server should be placed,

ii.	[ * * *] ; and

iii.	the Applications that shall be associated with the Server.

e.	The Parties will assign adequate resources to the development of the Disaster Recovery Space Creation Plan, the forecasting associated with the Disaster Recovery Space Creation Plan and the execution of the Disaster Recovery Space Creation Project.

f.	Provider shall determine Equipment in scope of the Disaster Recovery Space Creation Project, and the future location of the Equipment inside the [ * * *] subject to the following general restrictions:

i.	Equipment moves will not invalidate the current disaster recovery solution.

ii.	Equipment moves will not create operational issues or additional costs outside of the Disaster Recovery Space Creation Project for Company. .

iii.	Any unresolved issues associated with Equipment moves shall be escalated to the Company Enterprise Operations Senior VP/VP and Provider Account Operations Executive.

g.	Provider retains refresh responsibilities for any hardware procured under the Disaster Recovery Space Creation Project.

h.	Provider will charge the Company Requested Server Move RU as set forth in Section 6.12 of the Charges Schedule. The Parties plan to move Servers within the same classification; however, in the event there is a Server move from one classification to another, the destination classification shall determine the price for the Sever move.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

II.	Financial Responsibilities and Limitations

In connection with the Disaster Recovery Space Creation Project, Company’s obligations shall be limited as follows:

a.	[ * * * ]

b.	[ * * * ]

c.	[ * * * ]

d.	Provider shall report to Company, no less than quarterly, the total expenses billed to Company for the Disaster Recovery Space Creation Project, including [ * * * ]

e.	For any expenses billed to Company for the Disaster Recovery Space Creation Project as outlined above, Company shall pay [ * * *]

f.	[ * * *]

III.	Disaster Recovery Forecasting Process

The Forecast is initially created in the Disaster Recovery Space Creation Project and once created, will be updated throughout the term of the Agreement. The purpose of the forecasting process is to provide guidelines by which Company will provide ongoing Forecast to Provider for the purposes of procuring and installing necessary infrastructure to meet the Company’s disaster recovery requirements. For the avoidance of doubt, the provisions of this Section III will not apply to any forecasting under Exhibit 2.3 of the Services and Support Responsibilities Schedule that may be included with the forecasts under this Schedule.

a.	Future Disaster Recovery systems will be approved by the Company Enterprise Operations Senior VP/VP and Provider Account Operations Executive.

b.	Every other month, Company shall update the Disaster Recovery Forecast to reflect a rolling forecast with a minimum one hundred and eighty (180) day view of the detail described in Section I.d. above. Company shall review the updated Disaster Recovery Forecast with Provider.

c.	When Company provides the updated Disaster Recovery Forecast as described above, and Provider needs to make incremental infrastructure investments to support the forecasted Servers, the following shall apply:

i.	Provider shall provide a cost estimate of its incremental infrastructure cost for hosting the Servers associated with Disaster Recovery Forecast and shall specify which Servers (Data Center and network tier) are driving the incremental cost

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ii.	Within two (2) weeks of the date the written cost estimate is delivered to Company, Company shall either confirm the Disaster Recovery Forecast or provide an adjusted Disaster Recovery Forecast (“Confirmed Disaster Recovery Forecast”).

iii.	In the event Company provides an adjusted Disaster Recovery Forecast, Provider shall provide an adjusted estimate to Company for incremental infrastructure cost for hosting the Servers associated with Disaster Recovery Forecast and shall specify which Servers (Data Center and network tier) are driving the incremental cost.

d.	Once forecasting and estimation steps are completed and Company and Provider have agreed to move forward, Provider will proceed with the purchase of the infrastructure investments necessary to meet the Confirmed Disaster Recovery Forecast. If after [ * * * ] Company shall pay the Disaster Recovery Committed Server RU charge until any one of the following occurs:

[ * * * ]

e.	The Disaster Recovery Committed Server RU shall be [ * * * ]

f.	Company shall procure Server racks and enclosures based upon the Disaster Recovery Forecast for servers forecasted to be implemented [ * * * ] prior to the expected install date of the Server specified in the Disaster Recovery Forecast.

g.	Company may procure Servers based upon the Disaster Recovery Forecast in order to have these Servers pre-positioned in the proper enclosures and network tier so that the System Software and Applications can be installed in an expeditious manner. Based upon the Disaster Recovery Forecast, Provider shall install the Servers in the enclosures in the proper network tier prior to required use by an Application. [ * * * ] , these pre-positioned Servers will not count against the current idle Servers infrastructure ready calculations contained in the Charges Schedule 6.1, and should not [ * * * ] at any point in time, unless otherwise agreed to by the Parties.

h.	Company will not be billed for the monthly hosting charges for these pre-positioned Servers until Servers are requested by Company to be configured for Application use.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

i.	In the event that Company is paying a Disaster Recovery Committed Server RU and [ * * * ], Company shall not pay the Disaster Recovery Committed Server RU for that month for those Servers.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DISPUTE RESOLUTION SCHEDULE

1.0	Defined Terms

Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Glossary.

“Complex Dispute List” means the Complex Dispute List maintained by J*A*M*S/Endispute (“JAMS”) or another list of individuals having similar qualifications maintained by JAMS.

“Dispute” means any dispute, controversy or claim of any kind or nature arising under or in connection with the Agreement, including without limitation, disputes as to the creation, validity, interpretation, breach or termination of this Agreement.

“Executive Steering Committee” has the meaning set forth in the Account Governance Schedule.

“Qualifications” means extensive knowledge or experience regarding the subject of the Dispute.

2.0	Dispute Resolution Process

2.1	General. Except as otherwise stated in the Agreement (including, without limitation, as set forth in Section 7.5 of the Agreement entitled “Benchmarking”), all Disputes arising between the Parties shall be resolved in accordance with the process set forth in this Dispute Resolution Schedule (the “Dispute Resolution Process”). Notwithstanding the foregoing, in the event of any inconsistency in the Dispute Resolution Process set forth in this Schedule and any other process to resolve Disputes set forth elsewhere in this Agreement (other than the process set forth in Section 7.5 of the Agreement, which must be completed before the Parties resort to this Dispute Resolution Process) or otherwise used by the Parties to resolve Disputes without referring the Dispute to a third party, either Party may elect that both Parties adhere to this Dispute Resolution Process (it being acknowledged that such other processes generally contemplate that the Parties can resolve a Dispute without the need for mediation or arbitration, whereas the Dispute Resolution Process in this Schedule generally contemplates the potential need for the parties to resort to mediation or arbitration to resolve a particular Dispute). Company and Provider shall at all times exercise reasonable, good faith efforts to resolve all Disputes in a timely, amicable and efficient manner.

2.2	Escalation Procedure.

(a)	All Disputes shall initially be escalated in accordance with the provisions of Section 8 of the Account Governance Schedule. If a reasonable amount of time has elapsed without resolution, or if ether Party believes that resolution is not possible without further escalation, the issue may be further escalated as provided herein.

(b)	Non-binding Mediation. If the Executive Steering Committee does not resolve the Dispute within ten (10) Business Days (or such longer period as that Committee may agree) after the date of referral to it, either Party may submit the Dispute to non-binding mediation in accordance with Section 2.3 below.

(c)	Binding Arbitration. If the Dispute is not resolved by any of the preceding steps and is not resolved by mediation, either Party may submit the Dispute to binding arbitration in accordance with Section 2.4 below.

(d)

Acceleration. Notwithstanding the foregoing, in the event either Party determines at any time and in its sole discretion that the Dispute relates to such a critical matter that the Escalation Procedure set forth in this Section 2.2 will not resolve the Dispute in a timely

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

or satisfactory manner, such Party may accelerate the Dispute directly to the Executive Steering Committee. If the Executive Steering Committee does not resolve the accelerated Dispute within ten (10) Business Days after the date of referral of such Dispute to such committee (or if either Party fails to designate its member(s) of the Executive Steering Committee for a particular Dispute within five Business Days from the date it receives notice from the other Party that such Party elects to proceed under this Section (d) (or the Parties otherwise fail to agree on the Executive Steering Committee for a particular Dispute within such five Business Days)), either Party may submit the Dispute to binding arbitration in accordance with Section 2.4 below. In the event either Party determines to accelerate a Dispute subsequent to the Executive Steering Committee’s review of the Dispute pursuant to Section 2.2(b) above, such Party may accelerate the Dispute directly to binding arbitration in accordance with Section 2.4 below; provided, however, that any Dispute currently under review by the Executive Steering Committee may not be accelerated directly to arbitration until the Executive Steering Committee’s review has been concluded.

(e)	Miscellaneous. If the Parties act pursuant to another process set forth elsewhere in this Agreement (other than Section 7.5 of the Agreement) or as otherwise agreed to in their attempt to resolve a particular Dispute without referral of the Dispute to a third party (e.g., the parties utilize dispute resolution procedures pursuant to the Account Governance Schedule), the Parties shall be deemed to have completed the steps in Sections 2.2(a) and 2.2(b) of this Dispute Resolution Process if the substance of those steps have been taken and those timeframes have been met by the Parties in such other process, such that either Party may then elect to proceed directly to either non-binding mediation in accordance with Section 2.3 below or to binding arbitration in accordance with Section 2.4 below.

2.3	Mediation. Mediation of an unresolved Dispute shall be conducted in the following manner:

(a)	Either Party may submit the Dispute to mediation by giving Notice of mediation to the other Party. The Parties shall thereafter attempt to promptly agree upon and appoint a sole mediator who has the Qualifications.

(b)	If the Parties are unable to agree upon a mediator within ten (10) days after the date the Dispute is submitted to mediation, either Party may request the Dallas office of JAMS to appoint a mediator who has the Qualifications. The mediator so appointed shall be deemed to have the Qualifications and to be accepted by the Parties.

(c)	The mediation shall be conducted in the Dallas metropolitan area at a place and a time agreed by the Parties with the mediator, or if the Parties cannot agree, as designated by the mediator. The mediation shall be held as soon as practicable, considering the schedules of the mediator and the Parties.

(d)	If either Party has substantial need for information from the other Party in order to prepare for the mediation, the Parties shall attempt to agree on procedures for the formal exchange of information. If the Parties cannot agree, the mediator’s determination shall become effective.

(e)	Each Party shall be represented in the mediation by at least its Contract Manager or Account Manager as applicable or another natural Person with authority to settle the Dispute on behalf of that Party and, if desired by that Party, by counsel for that Party. The Parties’ representatives in the mediation shall continue with the mediation as long as the mediator requests.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(f)	Unless otherwise agreed by the Parties, each Party shall pay one-half of the mediator’s fees and expenses and shall bear all of its own expenses in connection with the mediation. Neither Party may employ or use the mediator as a witness, consultant, expert, or counsel regarding the Dispute or any related matters.

2.4	Arbitration. Arbitration of an unresolved Dispute shall be conducted in the following manner:

(a)	Either Party may initiate arbitration by filing a demand for arbitration (the “Demand”) in accordance with the American Rules of Arbitration (the “Arbitration Rules”). The Parties shall thereafter attempt to promptly agree upon and appoint a Panel of three arbitrators (the “Panel”). Each of those arbitrators must have the Qualifications, and at least two of those arbitrators must be included in the Complex Dispute List.

(b)	If the Parties are unable to agree upon any or all of the arbitrators within ten (10) days after the filing of the Demand (and do not agree to an extension of that ten-day period), either Party may request the Dallas office of JAMS to appoint the arbitrator or arbitrators, who have the Qualifications (and at least two of whom must be included in the Complex Dispute List), necessary to complete the Panel in accordance with the Arbitration Rules. Each arbitrator so appointed shall be deemed to have the Qualifications and to be accepted by the Parties as part of the Panel.

(c)	The arbitration shall be conducted in the Dallas metropolitan area at a place and a time agreed by the Parties with the Panel, or if the Parties cannot agree, as designated by the Panel. The Panel may, however, call and conduct hearings and meetings at such other places as the Parties may agree or as the Panel may, on the motion of one Party, determine to be necessary to obtain significant testimony or evidence.

(d)	The Parties shall attempt to agree upon the scope and nature of any discovery for the arbitration. If the Parties do not agree, the Panel may authorize any and all forms of discovery, including depositions, interrogatories, and document production, upon a showing of particularized need that the requested discovery is likely to lead to material evidence needed to resolve the Dispute.

(e)	The arbitration shall be subject to the Federal Arbitration Act and conducted in accordance with the Arbitration Rules to the extent they do not conflict with this Section 2.4. The Parties and the Panel may, however, agree to vary the provisions of this Section 2.4 or the matters otherwise governed by the Arbitration Rules.

(f)	The Panel has no power to:

(i)	rule upon or grant any extension, renewal, or continuance of the Agreement; or

(ii)	award remedies or relief either expressly prohibited by the Agreement or under circumstances not permitted by the Agreement.

(g)	Unless the Parties otherwise agree, all Disputes regarding or related to the same topic or event that are subject to arbitration during the same time period shall be consolidated in a single arbitration proceeding.

(h)	A Party or other Person involved in an arbitration under this Section 2.4 may join in that arbitration any Person other than a Party if:

(i)	the Person to be joined agrees to resolve the particular Dispute or controversy in accordance with this Section 2.4 and the other provisions of this Dispute Resolution Schedule applicable to arbitration; and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	the Panel determines, upon application of the Person seeking joinder, that the joinder of that other Person will promote the efficiency, expediency and consistency of the result of the arbitration and will not unfairly prejudice any other party to the arbitration.

(i)	The arbitration hearing shall be held within sixty (60) days after the appointment of the Panel unless the Parties agree otherwise. Upon request of either Party, the Panel shall arrange for a transcribed record of the arbitration hearing, to be made available to both Parties.

(j)	The Panel’s final decision or award shall be made within thirty (30) days after the hearing. That final decision or award shall be made by unanimous or majority vote or consent of the arbitrators constituting the Panel, and shall be deemed issued at the place of arbitration. The Panel shall issue a reasoned written final decision or award based on the Agreement and Texas law.

(k)	The Panel’s final decision or award may include:

(i)	recovery of Damages to the extent permitted by the Agreement; or

(ii)	injunctive relief in response to any actual or threatened breach of the Agreement or any other actual or threatened action or omission of a Party under or in connection with the Agreement.

(l)	The Panel’s final decision or award shall be final and binding upon the Parties, and judgment upon that decision or award may be entered in any court having jurisdiction over either or both of the Parties or their respective assets. The Parties specifically waive any right they may have to apply or appeal to any court for relief from the preceding sentence or from any decision of the Panel, or any question of law arising from or related to the Dispute, before or after the final decision or award.

(m)	Each Party shall pay one-half of the arbitrators’ fees and expenses, and shall bear all of its own expenses in connection with the arbitration. The Panel has the authority, however, to award recovery of all costs and fees (including attorneys’ fees, administrative fees and the Panel’s fees and expenses) to the prevailing Party in the arbitration.

3.0	Exceptions

3.1	Recourse to Courts. Nothing in the Agreement, this Dispute Resolution Schedule or otherwise shall limit the right of either Party to apply to a court or other tribunal having jurisdiction to:

(a)	enforce the Dispute Resolution Process;

(b)	seek provisional or temporary injunctive relief, in response to an actual or impending breach of the Agreement or otherwise so as to avoid irreparable damage or maintain the status quo, until a final arbitration decision or award is rendered or the Dispute is otherwise resolved; or

(c)	take any other action to resolve the Dispute, whether or not permitted by or in conflict with the Dispute Resolution Process, if the action is specifically agreed to in writing by the Parties.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.0	Miscellaneous

4.1	Submission to Jurisdiction. Each Party irrevocably submits to the jurisdiction of the United States Federal Courts and the Texas State Courts located in Dallas/Fort Worth, Texas regardless of the governing law of the Agreement. Each Party waives any defense or challenge to that jurisdiction based on lack of personal jurisdiction, improper venue, or inconvenience of forum.

4.2	Confidentiality. The proceedings of all negotiations, mediations, and arbitrations as part of the Dispute Resolution Process shall at all times be privately conducted. The Parties agree that all information, materials, statements, conduct, communications, negotiations, mediations, arbitrations, offers of settlement, documents, decisions, and awards of either Party, in whatever form and however disclosed or obtained in connection with the Dispute Resolution Process:

(a)	shall at all times be Confidential Information;

(b)	shall not be offered into evidence, disclosed, or used for any purpose other than the Dispute Resolution Process; and

(c)	will not constitute an admission or waiver of rights.

4.3	Continued Performance. Except where clearly prevented by the nature of the Dispute as agreed to in writing by both Parties or where restrained or enjoined by the Panel or a court or tribunal with appropriate jurisdiction, the Parties agree to continue performing their respective obligations under the Agreement while a Dispute is being resolved.

4.4	Termination Assistance. For the avoidance of doubt, if Provider fails or threatens not to provide Company with Termination Assistance Services, Company will be irreparably harmed and may proceed directly to court pursuant to Section 3.1(b). If a court or arbitration panel should find that Provider has breached any of its Termination Assistance Service obligations, Provider agrees that it shall not oppose any final order compelling its performance.

4.5	Notice. Any referral or acceleration required or permitted herein shall be made by Notice to the applicable Persons designated herein. The date of referral is the effective date of the Notice to the Persons to whom the Dispute must have been referred.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

INSURANCE SCHEDULE

1.0	Introduction

This Insurance Schedule sets forth the types of insurance and the minimum limits per occurrence, accident, claim or loss the Provider will maintain throughout the term of the Agreement.

2.0	Coverages Table

COVERAGES TABLE

TYPE OF COVERAGE	LIMITS PER OCCURRENCE, ACCIDENT, CLAIM OR LOSS
COMMERCIAL GENERAL LIABILITY
(including advertising and personal injury coverage, products, operational and contractual liability and broad form property damage liability coverage)	[ * * * ]
UMBRELLA POLICY	[ * * * ]
WORKER’S COMPENSATION (including occupational illness or disease coverage, voluntary compensation coverage, or other similar social insurance in accordance with the laws of the nation, province, state, or territory exercising jurisdiction over the employee)	As required by applicable law
EMPLOYER’S LIABILITY INSURANCE	[ * * * ]
(covering employees engaged in operations under the Agreement)
COMPREHENSIVE AUTOMOTIVE LIABILITY	[ * * * ]
INSURANCE (covering use of all owned, non-owned, and hired automobiles)
EMPLOYEE DISHONESTY AND CORPORATE	[ * * * ]
FRAUD INSURANCE (for loss arising out of or related to any fraudulent or dishonest acts committed by Provider’s employees, acting alone or in collusion with others)
ERRORS & OMISSIONS COVERAGE	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MANAGED AGREEMENTS SCHEDULE

1.0	Introduction

This Managed Agreements Schedule sets forth the Managed Agreements as defined in the Agreement. Provider will periodically update this Schedule upon request of Company.

2.0	Managed Agreements

Third Party	Contract ID	Contract Type
[ * * * ]	[ * * * ]	Telecom
[ * * * ]	[ * * * ]	Telecom
[ * * * ]	[ * * * ]	Telecom
[ * * * ]	[ * * * ]	Software
[ * * * ]	[ * * * ]	Telecom
[ * * * ]	[ * * * ]	Telecom
[ * * * ]	[ * * * ]	Telecom
[ * * * ]	[ * * * ]	Telecom
[ * * * ]	[ * * * ]	Telecom
[ * * * ]	[ * * * ]	Telecom
[ * * * ]	[ * * * ]	Telecom
[ * * * ]	[ * * * ]	Telecom
[ * * * ]	[ * * * ]	Telecom
[ * * * ]	[ * * * ]	Telecom
[ * * * ]	[ * * * ]	Telecom
[ * * * ]	[ * * * ]	Software

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

NOTICES SCHEDULE

1.0	Definition

“Notice” means a prior, written notice, request, response, demand, claim, or other communication required or permitted under the Agreement complying with this Notices Schedule. Whenever a period of time is stated for Notice, such period of time is the minimum period and nothing in this Notices Schedule or the Agreement shall be construed as prohibiting a greater period of time. (“Notify” has the correlative meaning.)

2.0	Form

2.1	Except as otherwise set forth in this Schedule, each Notice must be transmitted, delivered, or sent by:

(a)	Personal delivery,

(b)	Courier or messenger service, whether overnight or same-day,

(c)	Prepaid telecopy or facsimile,

(d)	Certified United States mail, with postage prepaid and return receipt requested, or

(e)	By electronic mail with confirmed receipt.

3.0	Addresses

3.1	The Parties shall transmit, deliver, or send Notices to the other Party at the address or number for that Party set forth below (or in the case of electronic mail, the addressee Party’s electronic mail address), or at such other address or number as the recipient has designated by Notice to the other Party in accordance with this Notices Schedule.

3.2	Notices for or concerning a Termination Event, Force Majeure Event or breach or alleged breach of the Agreement shall be given in accordance with Sections 2.1 (a) or (d) above to:

(a)	If to Company:

Title:	Chief Executive Officer
Business Name:	Sabre Inc.
Street Address:	3150 Sabre Drive
City, State Zip:	Southlake, Texas 76092
Telecopier:	682-605-6500
E-Mail Address:	sam.gilliland@sabre-holdings.com

with copy to:

Title:	Company Contract Executive
Business Name:	Sabre Inc.
Street Address:	3150 Sabre Drive
City, State Zip:	Southlake, Texas 76092
Telecopier:	682-605-9073
E-Mail Address:	barry.vandevier@sabre-holdings.com

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

and

Title:	General Counsel
Business Name:	Sabre Inc.
Street Address:	3150 Sabre Drive
City, State Zip:	Southlake, Texas 76092
Telecopier:	682-605-7523
E-Mail Address:	sterling.miller@sabre.com

(b)	If to Provider:

Title:	Client Executive – Sabre Account
Business Name:	HP Enterprise Services, LLC
Street Address:	5400 Legacy Drive
Mail Drop:	H3-4A-91
City, State Zip:	Plano, Texas 75024
Telecopier:	972 605 4035
E-Mail Address:	russell.krauss@hp.com

with copy to:

Title:	Account Operations Manager – Sabre Account
Business Name:	HP Enterprise Services, LLC
Street Address:	5400 Legacy Drive
Mail Drop:	H3-4A-91
City, State Zip:	Plano, Texas 75024
Telecopier:	972 605 4035
E-Mail Address:	cris.kibbee@hp.com

and

Title:	Deputy General Counsel
Business Name:	HP Enterprise Services
Street Address:	3000 Hanover St.
Mail Drop:	1050
City, State Zip:	Palo Alto, CA 94304-1112
Telecopier:	650 852 8617
E-Mail Address:	gabriel.buigas@hp.com

3.3	Notices for or concerning all other matters shall be given to:

(a)	If to Company:

Title:	Company Contract Executive
Business Name:	Sabre Inc.
Street Address:	3150 Sabre Drive
City, State Zip:	Southlake, Texas 76092
Telecopier:	682-605-9073
E-Mail Address:	barry.vandevier@sabre-holdings.com

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	If to Provider:

Title:	Account Operations Manager – Sabre Account
Business Name:	HP Enterprise Services, LLC
Street Address:	5400 Legacy Drive
Mail Drop:	H3-4A-91
City, State Zip:	Plano, Texas 75024
Telecopier:	972 605 4035
E-Mail Address:	cris.kibbee@hp.com

4.0	Effectiveness

4.1	Each Notice transmitted, delivered, or sent:

(a)	In person, by courier or messenger service, or by certified United States mail (postage prepaid and return receipt requested) shall be deemed given, received, and effective on the date delivered to or refused by the intended recipient (with the return receipt or the equivalent record of the courier or messenger being deemed conclusive evidence of delivery or refusal); or

(b)	By telecopy or facsimile transmission or by electronic mail shall be deemed given, received, and effective on the date of actual receipt (with the confirmation of transmission or the electronic receipt being deemed conclusive evidence of such receipt, except where the intended recipient has promptly notified the other Party that the transmission is illegible).

4.2	Nevertheless, if the date of delivery or transmission is not a Business Day, or if the delivery or transmission is after 5:00 p.m., local time in Dallas County, Texas, on a Business Day, the communication shall be deemed given, received, and effective on the next Business Day.

4.3	Either Party from time to time may change its address or designee for notification purposes by giving the other Party notice of the new address or designee with 10 days prior notice of the effective date of such change.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

OFF-SHORE FACILITIES SCHEDULE

Country	ServiceTowers	Provider Functions	Address
Malaysia	Network	[ * * * ]	[ * * * ]

India	Projects and Labor	[ * * * ]	[ * * * ]
	End User Computing	[ * * * ]	[ * * * ]
	Midrange	[ * * * ]	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Country	ServiceTowers	Provider Functions	Address
		[ * * * ]	[ * * * ]

	Mainframe	[ * * * ]	[ * * * ]

	Cross Functional	[ * * * ]	[ * * * ]

	Network	[ * * * ]	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Country	ServiceTowers	Provider Functions	Address
Argentina	Midrange	[ * * * ]	[ * * * ]

Brazil	Network	[ * * * ]	[ * * * ]

Hungary	End User Computing	[ * * * ]	[ * * * ]

UK	Projects and Labor	[ * * * ]	[ * * * ]
	End User Computing	[ * * * ]	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Country	ServiceTowers	Provider Functions	Address
[ * * * ]

[ * * * ]

	Network	[ * * * ]	[ * * * ]

New Zealand	Projects and Labor	[ * * * ]	[ * * * ]

Poland	Projects and Labor	[ * * * ]	[ * * * ]

	Cross Functional	[ * * * ]	[ * * * ]

Costa Rica	Network	[ * * * ]	[ * * * ]
	Midrange	[ * * * ]	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Country	ServiceTowers	Provider Functions	Address
	EUC	[ * * * ]	[ * * * ]

Canada	Cross Functional	[ * * * ]	[ * * * ]

GLOBAL countries where Sabre operates	Network, End User Computing	[ * * * ]	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PROCEDURES MANUAL SCHEDULE

1.0	Introduction

Company and Provider will develop and follow specific policies and procedures during the Term, which are to be set out in a Procedures Manual. This Procedures Manual Schedule sets out the process by which the Procedures Manual developed in accordance with the Original Agreement will be updated and finalized, the requirements for the Procedures Manual and the manner for addressing procedural matters that arise prior to the completion of the updated Procedures Manual.

2.0	Procedures Manual

2.1	Development. Provider and Company will jointly develop and update the Procedures Manual to accommodate changes to the Services and/or the tools and methodologies used to perform the Services. Provider will deliver designated portions of the Procedures Manual to Company; provided that, no later than seventy-five (75) days following the Effective Date, Provider will:

(a)	Fully review Company’s procedures manual and written process and policy documentation in accordance with Section 2.2 below;

(b)	Deliver to Company a draft of the policies and procedures to be reviewed or added to the Procedures Manual; and

(c)	Subject to the detailed Transformation Plan, deliver to Company a Project Plan for final completion of the Procedures Manual, which completion schedule shall not exceed, including reasonable time allocated for Company’s approval of the Procedures Manual, one hundred and eighty (180) days from delivery of the Project Plan.

2.2	Interim Obligations. Until such time as the updated Procedures Manual becomes effective, Provider will use the existing Procedures Manual to the extent that the procedures and processes are applicable to the applicable operating environment or component.

2.3	Scope. The updated Procedures Manual will describe in detail:

(a)	Processes and procedures outlined or referenced in the Agreement or the Services and Support Responsibilities Schedule, including, without limitation, the Change Management Process, security procedures, security request procedures and the Project Management Process;

(b)	Processes and procedures for all required or permitted interactions between Provider and Company and/or Participating Third Parties as described in the Agreement or the Services and Support Responsibilities Schedule (e.g., escalation procedures);

(c)	The time periods that apply for the purposes of the above; and

(d)	Any other pertinent information as mutually agreed upon by the Parties.

2.4	Form. Provider will provide a hard copy of, and make available on-line an electronic version of, the Procedures Manual to Company in a structure and form which is suitable for use by Company.

2.5	Mutual Responsibilities. Each Party agrees to perform its responsibilities set forth in the Procedures Manual as mutually agreed upon by the Parties.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.6	Conflicts. In the event of a conflict between the provisions of the Agreement and the Procedures Manual, the provisions of the Agreement will control unless the Parties expressly agree otherwise in writing.

2.7	Updates and Amendments. During the Term, Provider will further update and amend the Procedures Manual to the extent deemed necessary by the Parties to reflect new Services, changes in the operating environment or changes in the operations or procedures described in the Procedures Manual. Provider shall submit any changes to the Procedures Manual to Company for its review, comment and approval. Any such changes will not be effective unless and until approved by Company, such approval not to be unreasonably withheld.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PROJECTS SCHEDULE

1.0	Introduction

This Projects Schedule describes the Project Management Process and the process applicable to Critical Projects.

2.0	Definitions

“Acceptance Test Criteria” means the criteria agreed upon in writing by Company and Provider for validating the proper delivery of a Project or any Deliverables thereunder. Acceptance Test Criteria applicable to a Project or Deliverable thereunder will be stated in the Project Plan for such Project.

“Completion Criteria” means the criteria agreed upon in writing by Company and Provider by which completion of a Project or Deliverable thereunder will be measured and evaluated. Completion Criteria applicable to a Project or Deliverable thereunder will be stated in the Project Plan for such Project. Projects and Deliverables may be subject to Acceptance Test Criteria and Completion Criteria.

“Critical Projects” means Projects deemed critical by Company in accordance with Section 5.0 below.

“Deliverable” means any item to be delivered to Company by Provider or to Provider by Company in accordance with a Project Plan.

“Non-Critical Project” means any Project which is not a Critical Project.

“Project” means any project, undertaking or assignment designated by Company and to be performed by Provider in accordance with this schedule and the Project Management Process.

“Project Management Process” means the procedures, standards and guidelines governing Projects as set forth in this Schedule, Project Plans, the Services and Support Responsibilities Schedule and the Procedures Manual.

3.0	Projects

3.1	Project Performance. Provider shall perform certain Projects for Company or on Company’s behalf as requested by Company in accordance with the Project Management Process. The terms and conditions of this Projects Schedule and the Project Management Process shall apply to all existing and future Projects. All Projects will be initiated via the service request process.

3.2	In Progress and Planned Projects. The in progress Projects as of the Effective Date will continue under and be paid for in accordance with the pre-existing Project Plans and their applicable Project agreements. The Parties will jointly review the Project Plans for in progress Projects in accordance with the Transformation Plan. Notwithstanding the foregoing, the Charges for Projects from and after the Effective Date will be governed by the Charges Schedule except for Projects (i) that were included in the Resource Unit pricing prior to the Effective Date and which shall not be subject to incremental Charges after the Effective Date and (ii) that were billed on a time and materials basis will be continued to be billed on that basis. For Projects that have both time and materials and Resource Unit billing components the billing shall continue under the pre-existing structure.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.0	Project Management Process

4.1	Project Manager. Provider will assign a manager to each Project who has the authority to represent Provider for that Project and who will have specific operational roles as described below and further delineated in any Project Plan (a “Project Manager”). A single Project Manager may be assigned to oversee more than one Project at a time. Provider will notify Company of a change to the Project Manager. For each Project, Company will assign a named owner or sponsor responsible for direct interaction with the Provider’s Project Manager.

4.2	Governance. All Projects will be governed by the Project Management Process.

4.3	Project Change Requests. Either Company or Provider may request a change to a Project, which request and change shall be subject to change control procedures described in the Project Management Process.

4.4	Sign Off. Company approval and sign off on completed Projects or Deliverables will be carried out and documented in accordance with Project Management Process, or other mutually agreed upon process.

5.0	Critical Projects

5.1	General. Company may from time to time and in its sole discretion identify certain opportunities as a Critical Project. Critical Projects are those projects that Company believes arise from a unique challenge, threat or opportunity to Company’s business and will, as deemed necessary by Company, supersede other, lower priority activities.

5.2	Designation of Critical Projects. Company will identify Critical Projects to Provider using an appropriate high level of designation as agreed between Provider and Company to differentiate these from normal service requests and project requests. Company may request that Provider perform services related to a Critical Project in advance of the designation of the Critical Project. The purpose of the Critical Project designation is to alert all Parties that the Critical Project is to be highly prioritized and may disrupt normal business flows.

5.3	Critical Project Implications. To the extent performance of a Critical Project will disrupt the performance of the Services described in the Services and Support Responsibilities Schedule, the allocation of resources or the performance of other Projects, the Parties will work together in good faith to allocate resources and assign priorities in a manner consistent with Company’s business objectives. Company agrees to compensate Provider for reasonable costs associated with the re-assignment or re-prioritization of activities provided that Provider actually incurs those costs and the costs are not avoidable, except as otherwise specified in the Agreement. In the event Company reallocates resources assigned to Non-Critical Projects in order to service Critical Projects, the Parties will mutually re-examine target pricing commitments and baselines for such Non-Critical Projects as necessary.

5.4	Critical Project Activities. The responsibilities of and activities to be performed with respect to a Critical Project includes, without limitation:

(a)	Support for Investigation. Provider will provide resources to assist in the early stages of the engagement to determine the specific details of the opportunity or threat for which Company will request support.

(b)	Resource Provisioning. Company may, without penalty (other than Service Level relief to the extent set forth in the Service Levels and Service Credits Schedule and costs paid to Provider as set forth in Section 5.3), (i) reallocate priorities among existing Company projects to secure the necessary resource(s) to service Critical Projects and (ii) secure additional resources necessary to staff any remaining resource deficiencies related to the Critical Project, including hiring scarce skill contractors as the need dictates.

(c)	Project Team. Provider will supply Project and account related head count as requested by Company, including “Project Persons” (as such term is defined in the Restricted Personnel Schedule).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	Confidentiality/Security. Provider will conform to all confidentiality provisions related to the Critical Project as required by Company in accordance with the Confidentiality Schedule and all reasonable security measures deemed necessary by Company (e.g., off-site work areas) in light of the strategic or confidential nature of the Project in accordance with the Data Privacy and Support Plan Schedule and Services and Support Responsibilities Schedule.

(e)	Location Support. In accordance with the Services and Support Responsibilities Schedule, Provider will assist and support Company in establishing a location for the Critical Project if it requires a location separate from a current Company location.

(f)	Legal/Consulting Support. Provider will engage and consult with Company’s designated legal, financial and other advisors as necessary.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

REPORTS SCHEDULE

1.0	Introduction

This Reports Schedule outlines the reports pertaining to the Services that Provider will provide to Company. Unless otherwise agreed by Company, Provider will provide reports in printable electronic format, as well as access to databases and data warehouses for reporting, report validation and informational purposes. Except as otherwise set forth herein, the specific details regarding Provider’s preparation, development and delivery of reports will be set forth in the Procedures Manual.

This Schedule does not address reports that are generated by internal Company systems that are operated, maintained, and developed by Provider. During the Term, those systems will continue to operate and produce reports as they do as of the Effective Date, and Company will continue to have access to the same information.

Provider will provide Company with (a) the same reports, customer billing and operational data to which Company has access as of the Effective Date, (b) the reports identified below, (c) the reports described in the Agreement, the Services and Support Responsibilities Schedule and any other schedule to the Agreement, (d) ad-hoc reports and data access required on a near real-time and/or ongoing basis to diagnose and resolve operational incidents, and (e) such other reports as Company may request from time to time, including up to [ * * * ]. As Provider goes through transition and transformation and changes occur to the existing environment, data, or systems, Company and Provider must mutually agree to any subsequent changes, additions, or deletions to or of affected reports and/or data sources prior to the implementation thereof and Provider will allow for additions or change to reporting needs as identified from time to time.

Provider will save performance and other non-financial historical data (online or archived) in accordance with the time frames established by Company’s data and document retention policies. Financial data, including invoices and the associated detail, will be stored for [ * * * ] or as tax and other governmental laws dictate, whichever time period is longer, unless otherwise agreed between Company and Provider. All archived reports, customer billing and operational data shall be accessible on operating systems that enable Company to reasonably satisfy its obligations under federal, state and foreign document retention laws.

With respect to the report “METHODs” labeled “TBD” below, the Parties will agree upon a delivery method reasonably acceptable to both Parties [ * * * ] of the Effective Date. Failure to agree within the [ * * * ] period is, at the election of either Party, a Dispute.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.0	Reports for Cross-Functional – General Service Tower

REPORTS	FREQUENCY	METHOD
Operational Reports	Monthly	Service Delivery Steering Committee & [ * * * ]

Incident and Compliance Reports	Monthly	Service Delivery Steering Committee & [ * * * ]

System Reliability Tracking and Reporting	Monthly	Service Delivery Steering Committee & [ * * * ]

Service Level Management and Reporting	Monthly	Service Delivery Steering Committee & [ * * * ]

Key Measurement Management and Reporting	Monthly	Service Delivery Steering Committee & [ * * * ]

Daily Snapshot Report	Daily	Distribution List & [ * * * ]

Incident Reports	Daily	Distribution List & [ * * * ]

System Performance – Report on system performance across each environment.	Monthly	Monthly meetings & [ * * * ]

Report opportunities and progress for Company to reduce Equipment and Software costs and/or improve system performance	Quarterly	Service Delivery Steering Committee

Service Request Performance and Status	Monthly	To Sabre Service Delivery Manager

Severity Level 1 and 2 problems, root cause analysis and appropriate corrective and/or preventative measures.	Monthly	Service Delivery Steering Committee

Report the results to Company on tested fail-over capabilities to confirm effectiveness of high-availability cluster functions.	As requested	Technical Steering Committee

Report the results to Company on tested fail-over capabilities to confirm effectiveness of high-availability split data center cluster configurations.	Quarterly	Technical Steering Committee

Report on network consolidation and server virtualization adoption status.	Quarterly	Service Delivery Steering Committee

Report resource shortages, and report utilization statistics and trends to Company as defined in the Procedures Manual.	Monthly	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

REPORTS	FREQUENCY	METHOD
Report activities and results on database space analysis and on-going monitoring/space analysis.	Quarterly	[ * * * ]

Monitor and report on external storage media usage.	Monthly through invoice	Invoice & [ * * * ]

Report initiatives and progress on implementing proactive monitoring and management tools.	Quarterly	Service Delivery Steering Committee

When new Hardware or Software is being certified, report on testing findings and recommendations from Provider-executed or driven tests in the Provider or Company test laboratories.	Monthly	Technical Steering Committee

Report on test findings and recommendations from Provider-executed or driven tests in the Provider or Company test laboratories.	As requested by Company and/or when Provider deems relevant	Technical Steering Committee

3.0	Reports for Cross-Functional – Equipment and Software Service Tower

REPORTS	FREQUENCY	METHOD
Provide a fully-updated Long Range IT Plan.	Annual	Technical Steering Committee & [ * * * ]

Provide report that outlines changes to the Long Range IT Plan, as well as vendor notices and updates on new versions, vendor sunset and support plans or changes, the state of the current environment with regard to software and hardware currency and refresh, etc.	Monthly	Technical Steering Committee & [ * * * ]

Report results of evaluation and testing of Third Party products and services.	Quarterly	Technical Steering Committee

Provide list of Provider Supported Software no longer supported by a Third Party Vendor.	Monthly	Service Delivery Steering Committee & [ * * * ] Report

Report on planned procurement, delivery, and installation dates for Equipment and/or Operational Software.	Monthly	SR/Procurement reports on [ * * * ]

Provide list of Equipment lease expirations (includes Company managed assets where Company has provided required data to Provider).	Make available to Company through asset reporting tool	[ * * * ] tool on [ * * * ]

Report on Equipment and/or Operational Software returned to Third Party Vendor (includes Company managed assets where Company has provided required data to Provider).	Make available to Company through asset reporting tool	[ * * * ] tool on [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Provide list of Operational Software license expiration / renewals (includes Company managed assets where Company has provided required data to Provider).	Quarterly	Report to Sabre SW Asset Management & [ * * * ] tool on [ * * * ]

Report on expiring maintenance contracts (includes Company managed assets where Company has provided required data to Provider).	Make available to Company through asset reporting tool	Report to Sabre SW Asset Management & [ * * * ] tool on [ * * * ]

Report on recurring Equipment problems.	Monthly	To Sabre Operations

List of planned upgrades and changes to Operational Software.	Quarterly	[ * * * ] Report

List updates to Windows Virus-protection Software installed.	Quarterly	To Sabre Desktop Manager & for Midrange through DPLS Report

Provide budget forecast of expected Equipment and software renewal and maintenance costs (includes those Company managed assets where Company has provided required data to Provider).	Quarterly and available to Company through asset reporting tool	Report to Sabre SW Asset Management & [ * * * ] tool on [ * * * ]

Report updates/changes to the Asset Inventory and Management System;	Make available to Company through asset reporting tool	[ * * * ] tool on [ * * * ]

Provide report on unauthorized or non-standard Third Party Software	Monthly	[ * * * ] tool on [ * * * ]

Identify Equipment and Software efficiency opportunities.	As requested and not more often than semi-annually	Sabre Requestor

Report on de-installation and/or re-deployment of Equipment and Operational Software (includes those Company managed where Company has provided required data to Provider).	Make available to Company through asset reporting tool	[ * * * ] tool on [ * * * ]

4.0	Reports for Midrange Service Tower

REPORTS	FREQUENCY	METHOD
Report exceptions granted to the agreed patch levels.	Monthly	[ * * * ] Report

Provide status and trending reports for CPU (average peak utilization for the period).	Monthly	[ * * * ]

Provide status and trending reports for memory (RAM) (average peak utilization for the period).	Monthly	[ * * * ]

Provide status and trending reports for disk (average peak utilization for the period).	Monthly	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

REPORTS	FREQUENCY	METHOD
Report on other statistics outlined in Attachment 2.3-A (Operating Systems Statistics) of Exhibit 2.3 to the Services and Support Responsibilities Schedule.	Monthly	[ * * * ]

Report on automation efforts and efficiencies gained in the operational environment.	Quarterly	Service Delivery Steering Committee & Technical Steering Committee

Report on failure trend analysis for all types of failures (including but not limited to software and equipment failures).	Monthly	Service Delivery Steering Committee

Report generally available performance data and resource utilization statistics related to Provider Supported Software release-level upgrades.	Make available to Company through website	[ * * * ]

Review performance tuning activities	Quarterly	To Sabre System Owners

For systems configured for high availability clustering, periodically but not less than quarterly, test fail-over capabilities to confirm effectiveness of high-availability cluster functions and report the results of each test to Company.	Quarterly	Technical Steering Committee

Automate the publishing of capacity planning reports and post, in advance of reviews, in a location accessible to both Provider and Company. Retain access to previous thirteen (13) months of reports.	Monthly	[ * * * ]

Report on Participating Third Party Connectivity metrics, including items such as general availability of the Participating Third Party message counts, response time averages and peaks, and success and failure rates.	Monthly	[ * * * ]

Provide advanced capacity planning report based on Company capacity forecast.	Monthly	[ * * * ]

Provide capacity report for appliances where Provider is responsible and recommendations to ensure sufficient capacity	Monthly	[ * * * ]

List of all new monitoring alerts that have been integrated into Provider tools (Midrange Technical Service Desk)	Weekly	TBD

Operational Reports (Midrange Technical Service Desk)	Monthly	Service Delivery Steering Committee

Incident and Compliance Reports (Midrange Technical Service Desk)	Monthly	Service Delivery Steering Committee

System Reliability Tracking and Reporting (Midrange Technical Service Desk)	Monthly	Service Delivery Steering Committee

Service Level Management and Reporting (Midrange Technical Service Desk)	Monthly	[ * * * ]

Daily Snapshot Report (Midrange Technical Service Desk)	Daily	Distribution List & [ * * * ]

Incident Reports (Midrange Technical Service Desk)	Daily	Distribution List & [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

REPORTS	FREQUENCY	METHOD
STORAGE

Report results of routine monitoring using Operational Software tools to measure the efficiency of online storage access. Data to be reported will be defined by Company and Provider.	Quarterly	TBD

Provide reports from the storage management tool that include summary data for array utilization as defined by Company.	Quarterly	Service Delivery Steering Committee

Report break-fix and pro-active maintenance activities related to online storage.	Quarterly	Service Delivery Steering Committee

Report backup times, schedules and content for each system backed up.	As Requested	TBD

Report the following for backups:	Monthly	TBD

a. Completion Status

b. Open Files (Failed Backup)

c. Hosts Not Reachable (Missed Backup)

Monitor and report on any errors that result in failed backup.

Storage consumption report - containing at a minimum the following:	Monthly	TBD

d. Reports must map quantities on the invoice to the source data sets

Provide Storage reports on a quarterly basis that detail operational events and configurations that can be used to assess the overall health of the storage systems, such as component failures, software versions installed and capacity reports.	Quarterly	TBD

Storage capacity planning reports containing at a minimum the following:	Monthly	TBD

• A plan for accommodating new capacity needs

• Trend analysis

• Raw and utilized BG, compression and deduplication ratios at an array level, with detail of servers or grouping of servers to detect anomalies, as required.

Excluding VTL, report on file inactivity.	Quarterly	TBD

Storage performance reports. Company and Provider will jointly agree on appropriate performance metrics when new storage tools are in place.	Monthly	TBD

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.0	Reports for Managed Network Service Tower

REPORTS	FREQUENCY
Integrated compliance reporting for the monitoring and management of service levels contained in any agreement between Company and a Third Party Vendor when the Third Party Vendor is contractually required to provide compliance reporting data in an automated format.	Monthly	To Sabre Service Delivery

Application bench-marking report documenting the analysis of transactions, including describing their individual impact on Network resources relative to pre-defined thresholds determined by Company.	As requested	To Sabre requestor

Network performance, resource shortages, utilization statistics, and trends for critical environments	Monthly	To Sabre Service Delivery

Load and latency of Transport Systems.	As requested	To Sabre Service Delivery

IMAC activity reports.	Make available to Company through RSI	[ * * * ]

Call accounting in support of voice and conferencing services.	Make available to Company through RSI tool	[ * * * ]

Report toll usage and fraud reports when issues occur	Toll Usage reported monthly Fraud report as needed	Toll Usage: Billing Data Warehouse Fraud Report: To Sabre Telecom Manager

Monthly utilization reports showing conference usage by location.	Make available to Company through RSI tool	[ * * * ]

Summary and detail reports for phone and/or video usage by Service Location.	Phone usage made available to Company through RSI tool Video Usage reported monthly	Phone: [ * * * ] Video: To Sabre Service Delivery

Report on network capacity, including load balancers.	Make available to Company through online reporting	[ * * * ] [ * * * ]

Report planned changes to network environment to accommodate growth	Quarterly or more often if appropriate	Service Delivery Steering Committee

High-speed ISP bandwidth utilization report by Company business unit.	Monthly	To Sabre Service Delivery

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.0	Reports for End User Computing Service Tower

REPORTS	FREQUENCY	METHOD
Report listing all Authorized Users not using standard products, including specific use of non-standard equipment and Operational Software.	Quarterly	To Sabre Desktop Manager

Project IMAC status reports.	Monthly	To Sabre Desktop Manager

Customer satisfaction survey results for Help Desk and desktop IMAC, and maintenance.	Monthly	To Sabre Desktop Manager

Desktop refresh demand report – target number refresh and actual refresh.	Make available to Company through the refresh tool	[ * * * ]

Monthly call detail report listing each incident with information following: ticket number, start date/time, complete start date/time, description of problem, device ID, resolution and country/office location, and aged ticket report.	Monthly	To Sabre Desktop Manager

On-boarding and Off-boarding statistics.	Make available to Company through an online tool	Off-boarding statistics as through [ * * * ]

Listing of common office equipment (“COE”) upgrades approved by a Company Senior Vice President.	Make available to Company through an online tool	[ * * * ]

Recap of all COE requests processed for Company.	Make available to Company through an online tool	[ * * * ]

Recap of all COE refresh completed for Company by region.	Make available to Company through an online tool	[ * * * ]

Recap of all non standard desktop equipment installs and upgrades or services processed for Company.	Monthly	To Sabre Desktop Manager

EUC inventory (equipment not installed/deployed).	Make available to Company through asset reporting tool	[ * * * ] tool hosted – [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.0	Reports for Project and Labor Service Tower

REPORTS	FREQUENCY	METHOD
Report resource usage at a level that meets the chargeback requirements of Company.	Monthly	[ * * * ]

Project and Labor Services status report versus budget.	Monthly	[ * * * ]

Detail of all work paid for by Company on a time and materials basis with sufficient detail to identify and validate the hours and tasks accomplished for activities performed for the Company	[ * * * ]	[ * * * ]

Service Management Tools (Backlog) – list of all outstanding backlog items for all work other than break/fix defects. Request for enhancements, customization and new work action	Monthly	TBD

Service Management Tools - Report on unused / overused licenses for each tool in the SMT, including average and peak license utilization, licenses available, number of users, users by business unit and office location.	Quarterly	TBD

8.0	Reports for Mainframe Service Tower

REPORTS	FREQUENCY	METHOD
TPF system status updates and system performance for all environments, including production, test and certification environments.	Weekly, and aggregated monthly.	[ * * * ]

Realtime – capacity management (includes test systems).	Monthly	[ * * * ]

Capacity management and reporting – CPU, DASD, technical planning and performance analysis, and three to six month and annual forecasts (includes all non-production and production systems).	Weekly, and aggregated monthly.	[ * * * ]

MIPS and I/O capacity for production and non-production environments for FCA, FPC, PSS, WNP.	Weekly, and aggregated monthly.	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.0	Financial Reports

REPORTS	FREQUENCY	METHOD
Summary of year over year variance analysis by Service Tower, including rate/volume variance analysis.	Monthly	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Current year versus prior ear variance analysis for the year to date, including year over year variance analysis and detail rate/volume variance analysis.	Monthly	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Year over year variance analysis summarized by Service Tower, including Resource Baselines and rate/volume variance analysis.	Monthly	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Detailed year over year variance analysis, including Resource Baselines and rate/volume variance analysis.	Monthly	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Current year actuals by month summarized within Service Tower.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Total Dollars by Pricing Metric (including ARCs and RRCs) - Current year actuals by month.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Labor Hours Dollars - Labor hours reported for development, maintenance, on-shore, offshore, account team, Project labor actuals in current year.	Bi-annual	[ * * * ]

Midrange Dollars – actuals by tier by month.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Midrange Volumes - actuals by tier by month.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Third Party Pass Throughs - actuals plus forecast by month.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Provider Pass Throughs - actuals plus forecast by month.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Lease Depreciation Schedule for Subscriber Hardware.	Monthly	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Baseline Volumes – Volume actuals for each Resource Baseline by month.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

REPORTS	FREQUENCY	METHOD
Baseline Rate/Volume Variance - For each Resource Baseline, rate / volume variance analysis by month.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

ARC / RRC Volumes - Actual versus baseline volumes.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Inbound Calls Volume / Rate - Current year actuals.	Bi-annual	[ * * * ]

Outbound Calls Volume / Rate - Current Year actuals.	Bi-annual	[ * * * ]

ARC_RRC Dollars by Resource Unit - Current year actuals.	Bi-annual	Sabre Finance (as defined in Procedures Manual, Chapter 14)

Midrange Software Maintenance - Current year actuals.	Bi-annual	Part of backup invoice published at [ * * * ]

Midrange Hardware Maintenance - Current year actuals.	Bi-annual	Part of backup invoice published at [ * * * ]

Detailed billing for all Services provided, including international.	Monthly	Sabre Finance (as defined in Procedures Manual, Chapter 14)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RESTRICTED PERSONNEL SCHEDULE

1.0	Introduction

This Restricted Personnel Schedule sets forth the procedures and restrictions the Parties will comply with during the Term regarding certain Provider employees and contractors performing the Services and Projects.

2.0	Key Personnel

2.1	General. Company has designated [ * * * ] of Provider as persons who either (i) will devote substantially all of their full time and effort to the performance of the Services, or (ii) are leveraged employees who will devote the same or greater amount of time and effort to supporting Company as provided immediately prior to being designated by Company (each, a “Key Person”, together “Key Personnel”). Provider may not substantially change the job description or function of a Key Person without Company’s prior consent. The list of Key Personnel (and whether they are dedicated or leveraged employees) as of the Effective Date is attached hereto as Exhibit A (the “Key Personnel List”). Provider may not redeploy a dedicated Key Person into a leveraged employee without the prior consent of Company.

2.2	Term of Key Personnel. Unless earlier removed in accordance with this Schedule, a Key Person will retain his or her status as a Key Person and remain on the Key Personnel List (i) for a Key Person as of the Effective Date, for the [ * * * ] period after the Effective Date, and (ii) for an individual named as a Key Person after the Effective Date, for the [ * * * ] period commencing on the date such individual commences work on the Company account as a Key Person. For those individuals who were named as Key Persons under the Original Agreement at least [ * * * ] prior to the Effective Date, and who remain as Key Persons under this Agreement, upon Provider request, Company agrees to release such Key Persons following at least [ * * * ] prior Notice and fulfillment of any reasonably requested transition activities to a Provider named successor. In addition, for any individuals who were named as Key Persons under the Original Agreement less than [ * * * ] prior to the Effective Date, and who remain as Key Persons under this Agreement (“Carry Over Key Persons”), during the first [ * * * ] after the Effective Date, Provider will discuss with such Carry Over Key Persons their inclusion as a “Key Person” under this Schedule. If any such Carry Over Key Person initiates a request (within the [ * * * ] after the Effective Date) that they not be included as a Key Person for more than their original [ * * * ] assignment, and Provider gives Notice to Company of such request within [ * * * ] of the Effective Date, Company agrees it will release such Key Persons on and after the date which is [ * * * ] months from the date such Carry Over Key Person commenced work as a Key Person under the Original Agreement, following at least [ * * * ] prior Notice and fulfillment of any reasonably requested transition activities to a Provider named successor. For [ * * * ] following each Key Person leaving the Company account, Provider will not utilize such Key Person to provide services to any Company Specified Competitor, unless such Company Specified Competitor system resides in the Data Centers and the Key Person is leveraged.

2.3	Replacement and Removal of Key Personnel. Provider will not remove or replace any employee or contractor of Provider who is a Key Person unless (i) after the relevant [ * * * ] period specified in Section 2.2 above, (ii) agreed to by Company, (iii) Provider terminates the employment of such employee or contractor for cause, or (iv) the Provider employee or contractor voluntarily resigns, is unable to work due to his or her death or disability or any other reason beyond Provider’s reasonable control. In the event Provider reasonably believes that the designation or continued designation of any employee or contractor as a Key Person will result in the resignation of such employee or contractor, Provider will promptly notify Company of such fact and remove such employee or contractor only as agreed upon between the Parties. In cases other than resignation, death or disability, or other cause beyond Provider’s control, Provider and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Company shall agree on a replacement Key Person pursuant to Section 2.4 below prior to the removal of the replaced/removed Key Person. In cases of resignation, death or disability, or other cause beyond Provider’s control, Provider shall appoint a replacement Key Person pursuant to Section 2.4 as soon as practicable.

2.4	New Key Personnel. In the event of the removal of a Key Person (for whatever reason), Provider shall designate in writing a replacement (which must be dedicated to Company if the removed employee was dedicated) with reasonably comparable skills and experience at least [ * * * ] prior to the departure of the relevant Key Person (except in cases of death or disability, or other cause beyond Provider’s control) who, subject to the following sentence, shall be added to the Key Personnel list on Exhibit A (and indicated as leveraged or dedicated). The Company reserves the right to interview and approve proposed Key Personnel prior to or after their assignment to the Company’s account. If Company rejects a proposed Key Person, Provider shall designate another replacement in accordance with this Section 2.4.

3.0	Projects Personnel

3.1	General. Company may designate any Provider employees or contractors who are or will be staffed on Projects (who may or may not be designated as Key Personnel) as persons who will devote substantially all of his or her full time and effort to the performance of the Project to which he or she has been assigned (“Project Persons”), [ * * *.]

3.2	Assignment.

(a)	A list of Project Persons as of the Effective Date is attached hereto as Exhibit B (the “Projects Personnel List”).

(b)	Upon Company’s request that Provider perform a Project, Provider will deliver a Project Plan in accordance with the Services and Support Responsibilities Schedule which identifies the positions, skill sets, timelines, and activities required to complete such Project. Company will then identify certain key positions described in the Project Plan, which are to be staffed with Project Persons. Provider will be entitled to select the employees or contractors necessary to fill all positions with respect to a Project. Those employees or contractors staffed in the key positions identified by Company shall constitute a Project Person. Provider will update the Projects Personnel List as set forth in Section 3.5 below with all Project Persons. In staffing Projects, Provider will use commercially reasonable efforts to support the continuity of Projects based on the historical staffing used by Company.

3.3	Term and Restrictions. Once staffed on a Project, Provider will not re-assign a Project Person until after the completion of such Project, unless Company requests or consents to such re-assignment. [ * * * ]

3.4	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.5	Projects Personnel List. Provider will be responsible for maintaining and keeping current the Projects Personnel List with all Project Persons designated by Company, which will indicate (a) the Project Persons currently assigned to a Project, (b) the Project to which each Project Person is assigned and (c) the classification of each such Project as a Critical or non-Critical Project. Provider will provide Company with a copy of the Projects Personnel List at any other time upon Company’s request. Following the processes outlined in the Account Governance Schedule, Company and Provider will meet as frequently as Company deems reasonably necessary during the Term of the Agreement, but in any event no less than annually, to review and update the Projects Personnel List and address any issues or concerns related thereto.

3.6	Removal of a Projects Person. Provider will not remove any employee or contractor of Provider who is a Project Person (i) unless and until Provider has notified Company of its intentions to remove such Project Person and has consulted with Company regarding the reasons therefor or (ii) unless (A) the Provider employee or contractor voluntarily resigns, is unable to work due to his or her death or disability or any other reason beyond Provider’s reasonable control, or (B) Provider terminates the employment of such employee or contractor for cause. In the event Provider reasonably believes that the designation or continued designation of any employee or contractor as a Project Person will result in the resignation of such employee or contractor, Provider will, prior to removing such employee or subcontractor as a Project Person, promptly notify Company of such fact and remove such employee or contractor only as agreed upon between the Parties.

4.0	Restrictions on Competition

4.1 Company may, from time to time throughout the Term of the Agreement, restrict for [ * * * ] any Provider employee who is currently providing, or has provided [ * * * ], services to Company from providing [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SERVICE LEVELS AND SERVICE CREDITS SCHEDULE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TABLE OF CONTENTS

1.0 GENERAL	3
2.0 ATTACHMENTS	3
3.0 MEASUREMENT	3
4.0 REPORTING	4
5.0 SERVICE LEVEL CREDITS	4
6.0 EXCEPTIONS	6
7.0 EARNBACK	7
8.0 CHANGES TO SERVICE LEVELS	8
9.0 DEFINITIONS	14

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.0	GENERAL

As of January 1, 2012, unless otherwise set forth in Attachment A, the Provider will perform the Services to which Service Levels apply so that the Service Level Performance will, in each month of the Term, meet, or exceed, the Service Levels.

The achievement of the Service Levels by the Provider may require the coordinated, collaborative effort of the Provider with other Third Party Vendors. The Provider shall provide a single point of contact for the prompt resolution of all Service Level Defaults and all failures to provide high-quality Services to Company, regardless of whether the reason for such Service Level Defaults, or failure to provide high quality Services to Company, was caused by the Provider.

2.0	ATTACHMENTS

The following Attachments are provided with this Schedule.

Attachment A: Service Levels Matrix. This Attachment sets forth the quantitative measurements associated with Critical Service Levels and Key Measurements.

Attachment B: Critical Service Levels and Key Measurements.

Exhibit A to Attachment B: Contains a list of systems in the Midrange environment that have been designated as Critical Systems. These Critical Systems shall be subject to Critical Service Levels and Key Measurements.

3.0	MEASUREMENT

1.	Service Level Performance shall commence being measured by the Provider on January 1, 2012. Service Level Credits shall apply with effect from January 1, 2012, or as otherwise stated in Attachment A (Service Levels Matrix) to this Schedule. Service Level Performance will be measured on a monthly basis unless otherwise specified in Attachment A (Service Levels Matrix).

2.	Tools for new Service Levels and changes to tools for existing Service Levels will be implemented in accordance with the Change Management Process. If a tool changes, the Parties may, by written agreement, adjust the Service Level measurements as necessary to account for any increased or decreased sensitivity in the new measuring tool. However, it is not anticipated that changes in the monitoring tools will drive changes in Service Levels; rather, the need to collect and accurately reflect the performance data should drive the development or change in monitoring tools.

3.	If there are any Critical Service Levels for which the measuring tools and methodologies have not been agreed upon by the Effective Date (including new Critical Service Levels) and the Provider fails to propose a measuring tool for such Critical Service Level that is acceptable to Company prior to the date when Service Level Credits apply to such Critical Service Level, such failure shall be deemed a Minimum Service Level Default until the Provider proposes and implements an acceptable measuring tool.

4.

As of January 1, 2012, or as otherwise specified in Attachment A(Service Levels Matrix) to this Schedule referencing the column “# of Months**”, if the Service Provider fails to measure Service Level Performance for a Critical Service Level so that it is not possible to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

confirm whether the Critical Service Level has been achieved then, unless such failure to measure was excused in writing by Company or Provider can otherwise prove that a Service Level Default did not occur, the Service Level Performance for the Service Level shall be deemed to be zero point one percent (0.1%) less than the Minimum Service Level value for that Critical Service Level and that value will be used in all Earnback calculations.

4.0	REPORTING

The Provider shall provide to Company, as part of the Provider’s monthly performance reports, a set of hard- and soft-copy reports to verify the Provider’s performance and compliance with the Service Levels.

The Provider shall provide detailed supporting information for each report to Company in machine-readable form suitable for use on a personal computer. The data and detailed supporting information shall be Confidential Information, and Provider will have the ability to use the data for purposes of internal performance analysis. Company may access such information online and in real-time, where technically feasible, at any time during the Term.

Service Level Performance is reported to Company by Rounding to two (2) digits after the decimal point for each calculation. The two (2) digits after the decimal point are based upon Rounding the four (4) digits after the decimal point that appear in the data collection tool. A Service Level Default will be evaluated based upon the resulting two (2) digits as reported to Company in Provider’s monthly performance reports.

5.0	SERVICE LEVEL CREDITS

In the event of a Service Level Default, the Provider shall provide Company credits as defined below:

1.	Subject to Item 5 of this Section 5, Section 6, and Section 7, a Service Level Credit shall be payable if the Provider’s level of performance for a Critical Service Level either:

1.1.	[ * * * ]

1.2.	[ * * * ]

2.	Service Level Credits shall not apply to failures to meet Key Measurements. However, if the Provider fails to meet the applicable Minimum Service Level for a Key Measurement, the Provider shall provide Company with a written plan for improving the Provider’s performance to satisfy the Key Measurement within thirty (30) calendar days of the failure to meet Minimum Service Level. The plan shall be subject to Company’s approval, not to be unreasonably withheld. The Provider shall promptly implement such plan once it has been approved by Company.

3.	Attachment A (Service Levels Matrix) to this Schedule sets forth the information required to calculate the Service Level Credit in the event of a Service Level Default. For each Service Level Default, the Provider shall pay to Company, subject to Item 5 below, a Service Level Credit that will be computed in accordance with the following formula:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Service Level Credit = A x B x C

Where:

A =	The Allocation of the Pool Percentage specified for the Performance Category in which the Service Level Default occurred as shown in Attachment A to this Schedule.

B =	The Service Level Credit Allocation Percentage for which the Service Level Default occurred as shown in Attachment A to this Schedule.

C =	The At-Risk Amount.

For example, assume that the Provider fails to meet the Minimum Service Level for a Critical Service Level, the Provider’s Monthly Invoice Amount for the month in which the Service Level Default occurred was $100,000 and that the At-Risk Amount was 12% of the Monthly Invoice Amount.

Additionally, assume that the Allocation of Pool Percentage for the Performance Category of such Critical Service Level is 50% and that its Service Level Credit Allocation Percentage is 40%. The Service Level Credit due to Company for such Service Level Default would be computed as follows:

A =	50% (the Allocation of Pool Percentage)

Multiplied by

B =	40% (the Service Level Credit Allocation)

Multiplied by

C =	$12,000 (12 percent (12%) of $100,000 (Provider’s Monthly Invoice Amount for the month during which the Service Level Default occurred)).

= $2,400 (the amount of the Service Level Credit).

4.	Subject to Item 5, if more than one Service Level Default has occurred in a single month, the sum of the corresponding Service Level Credits shall be credited to Company.

5.	In no event shall the amount of Service Level Credits credited to Company with respect to all Service Level Defaults occurring in a single month exceed, in total, the At-Risk Amount.

6.	The total amount of Service Level Credits that the Provider shall be obliged to pay to Company, with respect to Service Level Defaults occurring each month (subject to Earnback), shall be reflected on the invoice that contains charges for the month during which the Service Level Default(s) giving rise to such credit(s) occurred. Service Level Credits shall be shown as a credit on the applicable monthly invoice. The amount paid by Company shall be the invoice amount less the applicable Service Level Credit(s).

7.	If a single incident results in more than one Service Level Default, Company shall have the right to select any one of such multiple Service Level Defaults for which it will be entitled to receive a Service Level Credit; i.e., Company shall not be entitled to receive a Service Level Credit for all such multiple Service Level Defaults resulting from such single incident.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.	The Provider acknowledges and agrees that the Service Level Credits shall not be deemed or construed to be liquidated damages or a sole and exclusive remedy or in derogation of any other rights and remedies Company has hereunder, under the Agreement, or at law or equity.

6.0	EXCEPTIONS

1.	If any Service Level is not successfully achieved in accordance with the relevant performance standard specified in the Service Level and the Provider demonstrates that such failure is directly caused by any of the following, then such events or periods shall be disregarded for the purpose of calculating the relevant Service Level (and shall be excluded from both the numerator and the denominator for the purposes of calculating whether the Service Level has been achieved):

1.1.	Company’s or a Company Third Party Vendor’s breaches of this Agreement.

1.2.	Infringement of Third Party proprietary rights by Company or a Company Third Party Vendor.

1.3.	Willful misconduct, violations of law, or other acts or omissions by Company or a Company Third Party Vendor.

1.4.	Service or resource reductions requested or approved by Company (including but not limited to those resource reductions referenced in Section 5.4(b) of the Projects Schedule) and agreed to by the Parties through the Change Control Procedures; provided that the Provider has previously notified Company in writing as part of such Change Control Procedures that the implementation of such request would result in such failure to meet the Service Level.

1.5.	Failure by the Company or a Company Third Party Vendor to conduct repair on Equipment that has been identified and agreed in writing by Company to be unserviceable Equipment. Such agreement shall have been made identifying the Equipment Resource Unit as unserviceable Equipment prior to any failure incident qualifying as an exception.

1.6.	Services performed during the execution of the Disaster Recovery Plan, the execution of which is in support of a Company-declared disaster (but failure to execute a Disaster Recovery Plan may constitute a breach of the Agreement).

1.7.	The failure of uncertified Software introduced into the Company’s environment other than by Provider.

1.8.	With respect to Software that is no longer supported by the applicable Third Party Vendor, a failure of such Software directly attributable to the absence of such support.

1.9.	With respect to Software where the applicable Third Party Vendor does not provide 24 x 7 support, or where the Company has elected not to purchase 24 x 7 support for such Software from the applicable Third Party Vendor, a failure of such Software directly attributable to the absence of such support.

1.10.	With respect to a particular item of Equipment for which the Company requests Provider discontinue providing hardware maintenance, a hardware failure directly attributable to the Company’s discontinuance of such hardware maintenance.

1.11.	With respect to a particular item of Equipment for which the Company has refresh responsibility (and with respect to an item of Equipment for which Provider has refresh responsibility, but Company has requested not be refreshed), a hardware failure directly attributable to the age of any component(s) of such Equipment that have not been refreshed or refurbished by the Company (or Provider, as applicable) within the applicable refresh interval, provided that Provider has used commercially reasonable efforts to obtain replacement part(s) for such failed component(s).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.12.	Provider’s inability to access any Service Location as a result of evacuation or prevention of access ordered by competent authorities which was not caused by an act, error, or omission of the Provider.

2.	For purposes of calculating Actual Uptime and Availability, the Scheduled Uptime and Downtime shall not include any period of Downtime that is the result of scheduled time required to perform system maintenance, as outlined in the Procedures Manual (for example, preventive maintenance, system upgrades, etc.), provided that such time has been mutually agreed between the Parties and is scheduled so as to minimize the impact to Company’s business. The Provider shall maintain Availability during such periods to the extent reasonably practicable.

7.0	EARNBACK

7.1	Earnback (Monthly Measurement Window)

The Provider shall have Earnback opportunities with respect to Service Level Credits associated with Service Levels having a monthly measurement window as follows:

1.	Within forty-five (45) business days after each Earnback Period, the Provider shall provide a report to Company that will include, with respect to each Critical Service Level for which there was a Service Level Default during the preceding Earnback Period, the following:

1.1.	Data from Provider’s data collection tool that reflects Provider’s average monthly performance during the preceding Earnback Period with such data Rounded to four (4) digits after the decimal point for each month’s performance.

1.2.	The Yearly Performance Average during the preceding Earnback Period with such Yearly Performance Average Rounded to two (2) digits after the decimal point for each calculation. The two (2) digits after the decimal point are based upon Rounding the four (4) digits after the decimal point that appear in the Providers data collection tool for each month’s average monthly performance during the Earnback Period;

1.3.	The total amount of Service Level Credits imposed for Service Level Defaults, and

1.4.	The total amount of Service Level Credits to be reimbursed in accordance with Section 7.1.2.

2.	If, during the preceding Earnback Period, the Provider achieved a Yearly Performance Average (Rounded to two (2) digits) for a Critical Service Level covered by Item 1 above that was [ * * * ] then the Provider shall be [ * * * ]

3.	If, during the preceding Earnback Period, Company deletes a Critical Service Level, then the Provider shall [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.2	Earnback (Annual Measurement Window)

The Provider shall have Earnback opportunities with respect to Service Level Credits associated with Service Levels having an annual measurement window as follows:

1.	Within forty-five (45) business days after each Annual Measure Earnback Period, the Provider shall provide a report to Company that will include, with respect to each annual measure for which there is a Critical Service Level that resulted in a Service Level Default, the following:

1.1.	The Service Level Performance for the Annual Measure Earnback Period rounded to two (2) digits;

1.2.	The Service Level Performance for the Annual Measurement Period rounded to two (2) digits;

1.3.	The amount of each Service Level Credit imposed for each Service Level Default, and

1.4.	The amount of each Service Level Credit to be reimbursed in accordance with Section 7.2.2.

2.	If, during the Annual Measure Earnback Period, the Provider achieved a Service Level Performance for a Critical Service Level covered by Item 1 above that was [ * * * ] then the Provider shall [ * * * ].

3.	If, during the Annual Measure Earnback Period, Company deletes a Critical Service Level, then the Provider shall [ * * * ]

4.	During the Annual Measure Earnback Period, Provider’s performance will be measured against only those systems that were measured in relevant Annual Measurement Period for each particular annual measure.

5.	Section 8.1 (Continuous Improvement) shall not apply to annual measures.

8.0	CHANGES TO SERVICE LEVELS

8.1	Continuous Improvement

The Parties agree that the Service Levels will be subject to continuous improvement and accordingly the Service Levels shall be modified with effect from the end of each Earnback Period in accordance with the following:

1.	Expected Service Levels

1.1.	Subject to Item 2 below, each Expected Service Level shall be reset to [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]
[ * * * ]

2.	In no event shall any single increase in an Expected Service Level pursuant to Item 1.1 above [ * * * ]

3.	Minimum Service Levels

Each Minimum Service Level shall be reset by [ * * * ]
[ * * * ]

8.2	Additions, Deletions, and Modifications

1.	Subject to Sections 8.2 and 8.3, Company may, by sending written notice to the Provider at least ninety (90) calendar days prior to the effective date of the change:

1.1	Add or delete Performance Categories.

1.2	Modify groupings of Critical Service Levels among Performance Categories, including moving Critical Service Levels from one Performance Category to another.

1.3	Add or delete Service Levels. There shall be no additional Critical Service Levels addressing customer satisfaction.

1.4	Change Service Levels from Critical Service Levels to Key Measurements or from Key Measurements to Critical Service Levels.

1.5	Modify the Service Level Credit Allocation Percentages for any Critical Service Levels.

1.6	Modify the Allocation of Pool Percentages for any Performance Categories. Changes to annual measures or modifications to allocations for annual measures shall be applied on the first day of the Annual Measurement Period. Changes to annual measures or modifications to allocations for annual measures shall not take place during the Annual Measurement Period.

1.7	Add or delete systems in the Midrange environment to the Critical Systems List which is set forth as Exhibit A to this Attachment. (From time to time, Critical Systems may be added to the Critical Systems List. However, each added Critical System will not be subject to a Service Level until the newly added Critical System has satisfied the requirements of Section 8.3 of this Schedule.)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.	The addition or substitution of new Performance Categories, Critical Service Levels and Key Measurements by Company in accordance with Item 1 above shall be in order to achieve a fair, accurate, and consistent measurement of the Provider’s performance of the Services. For example, such additions or substitutions may occur in conjunction with changes to the environment and the introduction of new Equipment or Software or means of Service delivery; provided, however, that where such Equipment or Software or such means of Service delivery is a replacement or upgrade of existing technology, there shall be a presumption of equivalent or improved performance.

3.	All new Service Levels shall:

3.1.	Be quantifiable, measurable and objective; and

3.2.	Have an Expected Service Level and a Minimum Service Level.

4.	Company may send only one notice pursuant to Item 1 above (which notice may contain multiple changes) each calendar quarter.

5.	Following any change:

5.1.	The sum of the Allocations of Pool Percentage for all the Performance Categories shall continue to equal the Pool Percentage Available for Allocation.

5.2.	The sum of the Service Level Credit Allocation Percentages for all Critical Service Levels within each Performance Category shall equal 100%; and

5.3.	If a Service Level Credit Allocation Percentage has not been allocated against a Critical Service Level, then the Service Level Credit Allocation Percentage for such Critical Service Level shall be zero.

8.3	Performance Standards for Additional Service Levels

If Company adds a Service Level in accordance with Item 1 of Section 8.2, the Expected Service Level and Minimum Service Level commitments for such Service Level shall be agreed by the Parties. Should the Parties not agree, the Service Level shall be computed as follows:

1.	[ * * * ]

2.	[ * * * ]

3.	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.1.	[ * * * ]

3.2.	[ * * * ]

3.3.	[ * * * ]

3.4.	[ * * * ]

4.	Certain calculations specified in this Schedule assume that perfect performance of each Service Level is one-hundred percent (100%). If zero percent (0%) represents perfect performance for a Service Level, then such calculations shall be modified as appropriate for that Service Level.

8.4	Adding/Deleting Systems to/from a Group

1.	The parties agree to the following when adding system(s) to a group:

1.1.1.	The new system must have at least (i) [ * * * ], or (ii) if no such historical data exists, [ * * * ] or (iii) be the subject of an existing Key Measurement that reasonably reflects its production state.

1.1.2.	Company and Provider will determine jointly the performance of the system using the methodology set forth in Section 8.3 above. Any incidents during the benchmark period that impact the new system and the existing group will be excluded in the benchmarking of the new system.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.1.3	For a month, during such benchmark period, where there are no outages, such month shall be treated as one-hundred percent (100%).

1.1.4	In the event that all [ * * * ]

1.1.5	The performance of the system will be translated into minutes of outage against the ESL and minutes of outage against the MSL for that system based on a 31 day month.

1.1.6	When the system is added to the group, the Service Level for the group will be adjusted by adding the minutes of outage determined in Section 8.4(1)1.1.5 above to the minutes represented by the ESL and MSL of the group in the existing Service Level.

1.1.7	The results under this Section 8.4(1) will be expressed in a change to the ESL and MSL percentages of the applicable Service Level.

2.	The parties agree to the following when deleting system(s) from a group:

2.1.1	The parties will benchmark [ * * * ]

2.1.2	For a month during such benchmark period where there are no outages, such month shall be treated as one-hundred percent (100%).

2.1.3	In the event that [ * * * ]

2.1.4	If the benchmarking exercise reveals that such system(s) experienced incidents during the benchmark period, the following will apply: [ * * * ]

2.1.5	The resulting performance of the system will be translated into minutes of outage against the ESL and minutes of outage against the MSL for that system and the service level for the group will be adjusted by subtracting the minutes of outage from the minutes represented by the ESL and MSL of the group Service Level. In the event the resulting group ESL/MSL would have resulted in Service Level failure during the benchmark period with the incidents of the deleted system excluded during such benchmark period, the ESL/MSL of the group shall remain “as is”.

2.1.6	The parties acknowledge and agree that the adjusted ESL/MSL pursuant to this Section 8.4(2) shall [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.1.7	Results under this Section 8.4(2) will be expressed in a change to the ESL and MSL percentages of the applicable Service Level.

8.5	PROCESS IMPROVEMENTS

Solely with respect to the Application Install Ready Service Levels, the Parties will exercise commercially reasonable efforts to implement the following process improvements no later than June 1, 2012 (collectively, the “Process Improvements”).

1.	Parties agree to implement modifications to the Change Management Process to allow optimization involving processes, methods, tools etc. to aid Provider in achieving the targeted ESL and MSL goals (e.g. advisory changes, shorter lead times, etc). In the event new tools are utilized by Provider, consolidated reporting and tracking will be available unless otherwise agreed by the Parties. Company will have visibility and reporting capabilities to obtain status of the Application Install Ready request.

2.	All changes described in 8.5(1) will be documented in the Procedures Manual.

3.	Provider and Company will agree on the changes that may be made as advisory changes as part of the Process Improvements effort. For clarity, the types of changes intended to be approved as advisory changes are listed below, subject to the review of Provider and Company at a lower level of detail.

4.	Advisory changes will be limited to activities that represent low risk changes that are done in support of Application Install Ready for new servers, and where deemed appropriate by the parties for new customers on existing systems.

5.	In the event the Company’s production environments are negatively impacted as the result of Application Install Ready advisory changes, Company may retract its permission to allow Provider to complete an advisory change and if such retraction results in a Service Level failure, Provider shall be granted sixty (60) days to remedy the problem, during which time Provider shall be excused from the Service Level.

6.	In the event of a second occurrence of the problem within 365 days of the original occurrence, the Provider will not be excused from the Service Level.

7.	Provider will not deviate from operational standards, processes, and reporting other than those deviations approved as part of the Process Improvements.

8.	Company and Provider agree that the following activities on new servers are likely candidates to be tracked through advisory changes:

a.	Complete installation and configuration of the Hardware, Operating System;

b.	Hardware and Operating System monitoring;

c.	backups that can be configured before application is installed;

d.	allocation and configuration of storage (Server Side Advisory, Storage side Standard);

e.	installation of standard Database or Middleware Software;

f.	cluster installation and configuration;

g.	installation of operational software/tools,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

h.	Security Accounts

i.	assignment of required IPs plumbing of IPs on servers

9.	The Parties agree that projects and other efforts associated with defining and implementing the Process Improvements will be periodically reviewed and status provided relative to the progress of the Process Improvement effort.

10.	Prior to implementing a Process Improvement, both Parties will agree on what will be implemented, any new oversight or reporting that is needed due to the Process Improvement, how success will be measured, and when and how to communicate the change in process to their respective teams.

11.	Existing change management tool will be used for implementation of any Application Install Ready change records (e.g. advisory, IMAC) 12. In the event Provider implements new tools, the problem incidents and changes will continue to be integrated.

13.	Provider will design and implement a comprehensive requirements gathering tool subject to the approval of the Company.

14.	If any of the foregoing Process Improvements result in a degradation of Services (including, without limitation, Service Level failures), the Parties shall meet in good faith to modify the Process Improvements for purposes of improving Provider’s provision of Services within a week of the Company experiencing the degradation. The Process Improvement will be reverted back to the previous Process to immediately correct the degradation until such time as it can be re-implemented without degradation to the Service.

9.0	DEFINITIONS

“Allocation of Pool Percentage” means the portion of the Pool Percentage Available for Allocation that is specified for a Performance Category in Attachment A (Service Levels Matrix), as the same may be changed in accordance with Section 8 of this Schedule.

“Annual Measure Earnback Period” means the twelve (12) consecutive month period that follows Provider’s obligation to report an annual measure. For example if Provider has an obligation to report an annual measure for the period ending September 30, 2012, the Annual Measure Earnback Period shall be from October 1, 2012 through September 30, 2013.

“Annual Measurement Period” is a consecutive twelve (12) month period of time in which Provider’s performance shall be gathered and then compared to a defined annual Service Level. The consecutive twelve (12) month period shall begin as identified in Attachment A (# of Months) for each annual Service Level.

“Application Install Ready” means as a standard Operating System Instance being configured such that:

1.	The Application Server is ready for Company Application installation;

2.	The standard Database Software and Database instance is ready for Company Database Application customization (such as schema to be installed); and

3.	The standard Middleware or web Software loaded on the Server and ready for Application customization.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Application Install Ready includes the following activities:

(a)	Complete installation and configuration of the Hardware, Operating System;

(b)	Hardware and Operating System monitoring;

(c)	backups that can be configured before application is installed;

(d)	allocation and configuration of storage;

(e)	installation of standard database or Middleware Software;

(f)	cluster installation and configuration;

(g)	installation of Operational Software/tools;

(h)	Security access if Company requests for security accounts or user accounts is completed;

(i)	assignment of required IPs plumbing of IPs on servers;

(j)	installation and configuration of Oracle clients on servers including configuration that allows Oracle client to connect to Oracle server;

(k)	installation and configuration of SSL certificates;

(l)	basic load balancing configurations;

(m)	assigning VIPs and VIP Pools, and

(n)	new firewall connectivity and application requested DNS entries.

Excluded from Application Install Ready are items that cannot be completed until after the Application is installed such as Application monitoring, complex load balancing (I-Rule or I-Control creation or modifications), modifications to existing firewall configurations, Middleware configurations and Application specific backups, and replication.

The Parties acknowledge and agree that this definition may be modified from time to time upon the mutual written agreement of the Parties to add or delete activities based on advancements and improvements in technologies and methods used to provide the Services as well as the evolving nature of the business and operations of Company and Provider.

“Completed Requirements” means those requirements submitted by Company that Provider shall utilize in order perform Application Install Ready utilizing processes and tools mutually agreed to by the Parties (i) that contain the following information (to the extent applicable); and (ii) for which Provider has received answers from Company (as further described within this definition below ) regarding such information:

a.	Hardware details (server type, model, server name, VM/Physical, Applicable VM Farm, etc.)

b.	Network Tier placement

c.	Enclosure placement (Prod, Non-Prod, Farm, Vault, etc.)

d.	Datacenter placement (if in DR forecast)

e.	Storage requirements (tiers and amounts for server, database and middleware)

f.	File system requirements, including names and size

g.	Database requirements, including space, backup requirements, version, # connections, servers for Oracle Clients, TnsNames, etc.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

h.	Middleware requirements (source, destination, queue depth)

i.	Load balancing requirements

j.	Firewall requirements

k.	Clustering requirements

l.	# of IP Addresses and port stacking requirements

m.	SSL certificate requirements

n.	DNS Requirements

Provider shall have four business days after Company has submitted all Application Install Ready requirements to submit its questions to Company regarding such information. If Provider does not submit its questions within four business days and Company has met its obligations in (i) of this definition, the submission shall be deemed finalized. In the event that Provider does not submit its questions within four business days, once Provider submits its questions, Company shall supply the information requested in a commercially reasonable period of time.

“Critical Service Level” mean those Service Levels specified in Attachment A (Service Levels Matrix) as “Critical Service Levels”, as such classification may be changed in accordance with Section 8 of this Schedule.

“Critical System” means those systems in the Midrange environment designated as Critical Systems and are set forth in Exhibit A to Attachment B of this Schedule.

“Dedicated Install Days” means those days mutually agreed to by the parties which are dedicated for Provider AIR installation on existing servers for which Provider will have priority access to the server being changed for the purpose of meeting the Application Install Ready Service Level on existing servers. Dedicated Install Days shall be at least [ * * * ] (Application Install Ready activities are not limited to Dedicated Install Days provided such activities are coordinated with Company).

“Earnback Period” means a consecutive twelve (12) month period beginning on January 1st and ending on December 31st. The first Earnback Period shall begin on January 1, 2012, and end on December 31, 2012. The last Earnback Period shall be the nine (9) month period beginning on January 1, 2017, and ending on December 31, 2017, and Provider will be credited with having successfully completed an additional three (3) month period.

“Expected Service Level” means the desired level of performance for a Service Level, as initially set forth in Attachment A (Service Levels Matrix) for the Service Levels as of the Effective Date, and as the same may be changed in accordance with Section 8 of this Schedule.

“Key Network and Mainframe Systems” means the following systems: [ * * * ]

“Minimum Service Level” means the minimum level of performance for a Service Level, as initially set forth in Attachment A (Service Levels Matrix) for the Service Levels as of the Effective Date, and as the same may be changed in accordance with Section 8 of this Schedule.

“Minimum Service Level Default” means when the Provider’s level of performance for a Service Level fails to meet the applicable Minimum Service Level in respect of any month.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Nine-Month Measurement Period” means the nine consecutive months of measurements immediately preceding (if measurements exist) or immediately following (if measurements need to be taken) the month in which Company provided written notice to the Provider to establish a Service Level in accordance with Section 8 of this Schedule.

“Performance Category” means a grouping of Critical Service Levels as set forth in Attachment A (Service Levels Matrix), as such groupings may be changed in accordance with Section 8 of this Schedule.

“Process Improvements” is defined in Section 8.5 above.

“Rounded or Rounding” means the process of replacing a number by another number of approximately the same value but having fewer digits. The number is truncated to one (1) digit more than is desired. The digits are adjusted in a specified way in order to reflect the magnitude of the original number. In rounding the final digits, 0–4 are simply dropped, 5–9 are dropped after the preceding digit is increased by 1.

“Service Levels” means the service levels specified in Attachment A (Service Level Matrix) as the same may be changed in accordance with Section 8 of this Schedule. For the avoidance of doubt, this includes both Critical Service Levels and Key Measurements.

“Service Level Credit” or “Service Credit” means a credit payable by Provider to Customer due to the occurrence of a Service Level Default.

“Service Level Credit Allocation Percentage” means the percentage of the Allocation of Pool Percentage allocated to a Critical Service Level within a Performance Category as set forth in Attachment A (Service Levels Matrix), as the same may be changed in accordance with Section 8 of this Schedule.

“Service Level Default” means, in respect of each Critical Service Level, either:

(i)	A Minimum Service Level Default;

(ii)	An Expected Service Level Default; or

(iii)	If measurement data for the Critical Service Level is not provided to Company by Service Provider for the relevant month in accordance with Section 4 (Reporting) of this Schedule.

“Service Level Performance” means, in respect of each Service Level, the Provider’s actual performance of the Services against such Service Level in the relevant period.

“Yearly Performance Average” means, with respect to each Critical Service Level for which there was a Service Level Default during the preceding Earnback Period, the mean of the Provider’s monthly performances in the Critical Service Level during the preceding Earnback Period.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SERVICES AND SUPPORT RESPONSIBILITIES SCHEDULE

1.0	Introduction

This Schedule sets forth an outline of the Services that Provider will provide during the Term of the Agreement.

2.0	Organization

The Services are broadly divided into the following categories:

•	Exhibit 2.1 – Cross-Functional – General Services

•	Exhibit 2.2 – Cross-Functional – Equipment and Software Services

•	Exhibit 2.3 – Midrange Services

•	Exhibit 2.4 – Managed Network Services

•	Exhibit 2.5 – End User Computing Services

•	Exhibit 2.6 – Project Services and Labor

•	Exhibit 2.7 – Mainframe Services

•	Exhibit 2.8 – Midrange Technical Service Desk

•	Exhibit 2.9 – Custom Incident and Problem Management

3.0 Governing Principles

Throughout this Schedule, the Parties have used certain terms, phrases, concepts and expressions to describe the Services and the Parties’ obligations with respect thereto. It is the intent of the Parties that the following principles govern the use and import of the terms, phrases, concepts and expressions identified below.

1.	Temporal Characteristics. Terms indicating the temporal characteristics of the Services (such as “current” or “existing”) describe the Services as of the Effective Date of the Agreement.

2.	Availability Standards. Certain of the Services described in this Schedule are subject to specific availability standards. [ * * * ] As used in this Schedule, the following availability and maintenance standards have the following meanings:

(a)	“Local business hours on local business days” means [ * * * ]

Company/Provider Confidential	Page 1 of 2
Final (January 31, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

(b)	“24 x 7” means [ * * * ]

3.	Downtimes. Provider will:

(a)	[ * * * ]

(b)	[ * * * ]

(c)	[ * * * ]

(d)	[ * * * ]

(e)	[ * * * ]

4.	Procedures Manual. The policies and procedures referenced in this Schedule will be further defined and developed in the Procedures Manual.

Company/Provider Confidential	Page 2 of 2
Final (January 31, 2012)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TECHNOLOGY GOVERNANCE SCHEDULE

1.0	Definitions

“ADM Services” means Maintenance and the creation of Derivative Works and Enhancement services.

“Application Change” is defined in Section 2.1(c), below.

“Connectivity Software” has the meaning assigned to it in the Technology License Agreement.

“CRS Services” has the meaning assigned to it in the Technology License Agreement.

“Custom Software” has the meaning assigned to it in the Technology License Agreement.

“Derivative Works” has the meaning assigned to it in the Technology License Agreement.

“Distribution System” means the computer systems and data feeds in the production environment that are comprised of PSS, and all other computer systems and data feeds with which PSS interacts that are operated by Provider or Company, including all systems that operate FPC, PNRC, QCP, and Connectivity Software (but excluding systems (or portions thereof) that operate FOS, [ * * * ] Products, [ * * * ] Internet Software, Product Portfolio Software, or Custom Software), in order to transmit, process and/or fulfill transactions and/or messages arising out of the use of PSS and such systems to provide either [ * * * ], or Internal Reservation Services.

“Distribution System Software” means the Software (including Company Third Party Software) utilized by Company in the operation of the Distribution System, including any Derivative Works developed after July 1, 2001, any updates to, and/or upgrades of such Company 3rd Party Software, and any Software designated by Company as Distribution System Software after July 1, 2001 which represents Reasonable Evolution.

“Enhancements” has the meaning assigned to it in the Technology License Agreement.

“Functional Degradation” means an adverse change in the functionality of the relevant Company software or system(s) (including without limitation the SABRE system or any other Shared System, a Linked System and Product Portfolio Software) as accessed and used by Company and Participating Third Parties.

“Internal Reservation Services” has the meaning assigned to it in the Technology License Agreement.

“Maintenance” has the meaning assigned to it in the Technology License Agreement.

“Material Adverse Impact” means the occurrence of one or more of the following: (a) an increase in fees paid by Company under the Agreement; (b) Service Degradation or Functional Degradation under the Agreement; or (c) an increase in the Taxes payable by the Company.

“Linked System” means the hardware, Software and telecommunication networks that are operated by or on behalf of Provider, the Company [ * * * ] that connect to and/or exchange data with the Shared Systems (excluding FOS), but are not a part of the Shared Systems.

“Linked System Change” means any change in the hardware, Software (including middleware, operating systems and/or applications) and/or telecommunications networks that comprise the Linked Systems. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

“Product Portfolio Software” means Sabre Product Portfolio as defined in the Technology License Agreement.

“Real Time Coverage Services” has the meaning assigned to it in the Technology License Agreement.

“Reasonable Evolution” has the meaning assigned to it in the Technology License Agreement.

“Service Degradation” means: (a) under the Agreement, a material adverse effect on Provider’s performance in accordance with Provider’s actual, typical performance of the Services under the Agreement to the contractual Service Level; and (b) under the Assigned Customer Agreements with [ * * * ], a material adverse effect on Provider’s performance in accordance with Provider’s actual, typical performance of the services to the contractual Service Level under the [ * * * ] as applicable.

“Shared System” means the hardware, Software and telecommunications networks operated by Provider that Provider uses to provide or support both: (a) the Services performed for Company under the Agreement on components shared with the Assigned Customer(s); (b) the services performed for [ * * * ]. Shared Systems include the Distribution System, FOS, commercial MVS and the systems associated with the Connectivity Software. The Parties agree and acknowledge that as of the Effective Date commercial MVS, VM Test and FOS (and any related Connectivity Software) are the only Shared Systems in which [ * * * ] participates for purposes of interpreting this Technology Governance Schedule.

“Shared System Change” means any Change in the Hardware, Software and/or telecommunications networks that comprise the Shared Systems.

“Shared System Standards” means the standards adopted by the Company from time to time with respect to its Shared Systems and which, to the extent adherence to such standards would be reasonably likely to result in increased cost to Provider or customers of Provider or Service Degradation will be mutually agreed upon by the Parties.

“[ * * * ] Change” means any Change affecting the [ * * * ] Software.

“[ * * * ] Software” has the meaning assigned to it in the Technology License Agreement.

“Work-Around” means:

(a)	modifications to a Shared System Change or Linked System Change,

(b)	modifications to a change to Product Portfolio Software (or hardware and operating systems used to operate the Product Portfolio Software that do not constitute a Shared System); or

(c)	modifications to a change to Custom Software (or hardware and operating systems used to operate the Custom Software that do not constitute a Shared System);

which are necessary or appropriate in order to eliminate any Material Adverse Impact or Service Degradation, as applicable.

Capitalized terms used and not defined herein have the meanings assigned to them in the Technology License Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.0	Shared Systems

2.1	Shared System Changes Requested by Company

(a)	Company can request any Shared System Change through the Change Management Process.

(b)	Any Shared System Change requested by Company will be implemented, subject only to: (i) [ * * * ]; and (ii) the other provisions in this Section 2.1. Company will use commercially reasonable efforts to [ * * * ] Provider will also use commercially reasonable efforts to [ * * * ]. Among other things, if necessary, Company and Provider will use commercially reasonable efforts to identify and propose to Company, [ * * * ], a Work-Around and facilitate agreement on such Work-Around.

(c)	The rights and responsibilities of each Party for each development and implementation of a Shared System Change to the Distribution System Software applications (an “Application Change”) requested by the Company are as follows:

(i)	Company shall, and shall be entitled to, at its election:

(A)	Perform all aspects of the development, including preparing and reviewing all relevant design and documentation materials;

(B)	Schedule, review, approve and administer all tests and reviews of the code (other than regression testing), components and associated deliverables necessary to ensure Company is not negatively or unexpectedly impacted with regard to costs, quality or support of any of the Shared Systems;

(C)	Schedule all regression testing and installation associated with the Application Change in accordance with the Change Management Process; and

(D)	Develop reasonable quality assurance processes for the Application Change to ensure that the Application Change and the Shared Systems continue to adhere to the Shared System Standards.

(E)	Approve implementation of the Application Change per the Change Management Procedure.

(ii)	Provider shall, and shall be entitled to, as part of the Services:

(A)	Review, approve and administer all regression testing associated with the Application Change;

(B)	Review and administer testing to confirm that [ * * * ] will not suffer a Service Degradation as a result of the Application Change;

(C)	Subject to Company’s approval, implement the installation of the Shared System Change; and

(D)	Implement and perform existing quality assurance processes (including mutually agreed upon modifications thereto) and report the results to the Company in a timely manner.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	The rights and responsibilities of each Party for each development and implementation of a Shared System Change requested by Company to Provider other than an Application Change are as follows:

(i)	Company shall, and shall be entitled to, at its election:

(A)	Review all relevant design and documentation materials;

(B)	Request that Provider use commercially reasonable efforts to obtain any required consents other than those referenced in Section 2.1( b) above;

(C)	Schedule, review and approve all tests and reviews of the code (other than regression testing), components and associated deliverables necessary to ensure Company is not negatively or unexpectedly impacted with regard to costs, quality or support of any of the Shared Systems;

(D)	Schedule all regression testing and installation associated with the Shared System Change;

(E)	Review and approve reasonable quality assurance processes developed by Provider for the Shared System Change to ensure that the Shared System Change and the Shared Systems continue to adhere to the Shared System Standards; and

(F)	Approve implementation of the Shared System Change per the Change Management Process.

(ii)	Provider shall, and shall be entitled to, as part of the Services:

(A)	Prepare all relevant design and documentation materials;

(B)	Review and administer all tests and reviews of the code (other than regression testing), components and associated deliverables necessary to verify Company is not negatively or unexpectedly impacted with regard to costs, quality or support of any of the Shared Systems;

(C)	Review and administer all regression testing associated with the Shared System Change;

(D)	Review and administer testing to confirm that [ * * * ] will not suffer a Service Degradation as a result of the Shared System Change;

(E)	Subject to Company approval, implement the installation of the Shared System Change; and

(F)	Implement and perform existing quality assurance processes (including agreed upon modifications thereto) and report the results to the Company in a timely manner.

(e)	Except as otherwise provided by this Section 2.0, testing and implementation into production of any Shared System Change requested by Company shall be subject to the notice, scheduling and administration provisions of the Change Management Process. In the event of a conflict between any of Company, Provider, [ * * * ] regarding the scheduling of any Shared System Change (including implementations and fallbacks/retractions changes), the parties will meet and attempt to agree on a resolution acceptable to all Persons within a commercially reasonable amount of time; provided, that if the all parties are unable to agree, [ * * * ]

(f)

To the extent services, assets or other resources required for Provider to perform its obligations under this Section 2.1, are included within the Services and the associated pricing metrics contained in the Charges Schedule to the Agreement, Provider shall perform such obligations and is entitled (if applicable) to invoice Company for such work as provided in the Charges Schedule. Otherwise, Company and Provider shall agree (as

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

part of the Contract Change Control Process) on the Charges payable by Company for such work. In the event the Shared System Change at issue benefits [ * * * ] Company, [ * * * ] may agree in writing upon the allocation of the costs and benefits associated with the upgrade, in which event Provider will charge and invoice Company [ * * * ] in accordance with any such agreed upon allocations.

2.2	Shared System Changes Requested by Provider

(a)	Provider can request a Shared System Change through the Change Management Process.

(b)	Provider must obtain Company’s prior consent before performing, testing or implementing a Shared System Change under this Section 2.2 (other than Shared System Changes to FOS). Company will not unreasonably withhold such consent so long as such Shared System Change would not result in a Material Adverse Impact. In the event of a conflict between Company, [ * * * ] regarding the scheduling of any Shared System Change (including implementations and fallbacks/retractions), the parties will meet and attempt to agree on a resolution acceptable to all Parties within a commercially reasonable amount of time; provided, that if the all parties are unable to agree, [ * * * ]

(c)	Provider need not obtain Company’s prior consent before performing, testing or implementing a Shared System Change to FOS unless such Shared System Change would result in a Service Degradation under the Agreement or a Functional Degradation Provider shall notify Company of the Shared System Change to FOS in accordance with the Change Management Process.

(d)	If a Shared System Change requires Company’s consent under Section 2.2(b) or 2.2(c), and Company withholds its consent in accordance with such sections, Provider will use commercially reasonable efforts to identify and propose to Company

[ * * * ] a Work-Around and facilitate agreement on such Work-Around.

(e)	The rights and responsibilities of each Party for each development and implementation of an Application Change requested by Provider to the Distribution System Software applications (initiated either by Provider on its own initiative [ * * * ] on the Shared System as follows:

(i)	Company shall (at Provider’s expense, as applicable), and shall be entitled to, at its election:

(A)	Perform all aspects of the development, including preparing and reviewing all relevant design and documentation materials;

(B)	Schedule, review, approve and administer all tests and reviews of the code (other than regression testing), components and associated deliverables necessary to ensure Company is not negatively or unexpectedly impacted with regard to costs, quality or support of any of the Shared Systems;

(C)	Schedule all regression testing and installation associated with the Application Change;

(D)	Develop reasonable quality assurance processes for the Application Change to adhere to the Shared System Standards; and

(E)	Approve implementation of the Application Change per the Change Management Process.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	Provider shall, and shall be entitled to, as part of the Services:

(A)	Review, approve and administer all regression testing associated with the Application Change;

(B)	Review and administer testing to confirm that [ * * * ] will not suffer a Service Degradation under the applicable Assigned Customer Agreement as a result of the Application Change;

(C)	Subject to Company approval, implement the installation of the Application Change;

(D)	Implement and perform existing quality assurance processes developed by the Company (including agreed upon modifications thereto) and report the results to the Company in a timely manner.

(f)	The rights and responsibilities of each Party for each development and implementation of a Shared System Change other than an Application Change requested by Provider (initiated either by Provider on its own initiative or [ * * * ] are as follows:

(i)	Company shall and shall be entitled to at its election:

(A)	Review all relevant design and documentation materials;

(B)	Schedule, review and approve all tests and reviews of the code (other than regression testing), components and associated deliverables necessary to Company not negatively or unexpectedly impacted with regard to costs, quality or support of any of the Shared Systems;

(C)	Schedule all regression testing and installation associated with the Shared System Change; and

(D)	Approve implementation of the Shared System Change per the Change Management Process.

(ii)	Provider shall and shall be entitled to, as part of the Services:

(A)	Prepare all relevant design and documentation materials;

(B)	Review and administer all tests and reviews of the code (other than regression testing), components and associated deliverables necessary to verify Company is not negatively or unexpectedly impacted with regard to costs, quality or support of any of the Shared Systems;

(C)	Review, approve and administer all regression testing associated with the Shared System Change;

(D)	Subject to Company approval, implement the installation of the Shared System Change; and

(E)	Develop, implement and perform existing quality assurance processes for the Shared System Change to adhere to the Shared System Standards (including agreed upon modifications thereto) and report the results to the Company in a timely manner.

(g)	Except as otherwise provided by this Section 2.0, testing and implementation into production of any Shared System Change requested by Provider under this Section 2.2 shall be subject to the notice, scheduling and administration provisions of the Change Management Process, as well as the notice, scheduling and administration provisions in the [ * * * ].

2.3	Shared System Maintenance and Day-to-Day Operation

(a)	During the day-to-day operation of the Data Centers, the Parties acknowledge that the Provider will be required to take actions and make decisions regarding the operation of the Shared Systems to maintain service levels in accordance with Service Levels and the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Service Levels and Service Credits Schedule under the Agreement, as well as the service levels under the [ * * * ]. For Shared Systems operations, these decisions are to be made solely in accordance with the procedures in the Procedures Manual, and include, but are not limited to:

(i)	Invoke shut down processes, for all or a portion of, or access to, the Shared Systems in response to unexpected heavy or excessive volumes;

(ii)	Invoke the Change Management Process to perform scheduled or unscheduled maintenance;

(iii)	The order in which access to the Shared Systems is restored after both scheduled and unscheduled outages;

(iv)	Scheduling of upgrades to the Shared Systems;

(v)	Allocation of resources to maintenance and development, testing and implementation of Shared System Changes;

(vi)	The approval and/or removal of changes implemented into the Shared Systems as it pertains to operational problems and following the Change Management processes;

(vii)	Performance of the Real Time Coverage Services.

(b)	Provider will not take any action or make any decision described in Section 2.3(a) that [ * * * ] discriminates against the Company or [ * * * ]

2.4	Shared System Standards and Allocation of Company’s Costs for Shared System Changes

(a)	Company shall be entitled to create and amend the Shared System Standards, provided that Company shall provide Provider an opportunity to comment and discuss any new or amended standards. Notwithstanding the foregoing, the Company acknowledges that the Shared System Standards apply to then future Shared System Changes and will not create obligations of Provider as to the Shared Systems in addition to those set forth in the Agreement.

(b)	Except as otherwise expressly provided in the Agreement, the Charges payable by Company for the Services will not increase due to upgrades or changes to the Shared Systems which were not requested by Company.

3.0	Linked Systems

3.1	Company is entitled to develop and implement a Linked System Change at its sole discretion. The rights and responsibilities of each Party for each development and implementation of a Linked System Change requested by Company are as follows:

(a)	Company shall, and shall be entitled to, at its election:

(i)	Schedule, review, approve and administer all tests and reviews of the code (other than regression testing), components and associated deliverables necessary to ensure Company is not negatively or unexpectedly impacted with regard to costs, quality or support of any of the Shared Systems or Linked Systems;

(ii)	Schedule all regression testing and installation associated with the Linked System Change;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii)	Develop reasonable quality assurance processes for the Linked System Change to ensure that the Linked System Change and the Shared Systems continue to adhere to the Shared System Standards; and

(iv)	Approve implementation of Linked System Change per the Change Management Process.

(b)	Provider shall, and shall be entitled to, as part of the Services:

(i)	Review, approve and administer all regression testing associated with the Linked System Change;

(ii)	Review and administer testing to confirm that no customer on a Shared System will suffer a Service Degradation as a result of the Linked System Change;

(iii)	Subject to Company approval, implement the installation of the Linked System Change; and

(iv)	Implement and perform existing quality assurance processes developed by the Company (including agreed upon modifications thereto) and report the results to the Company in a timely manner.

3.2	The rights and responsibilities of each Party for each development and implementation of a Linked System Change operated for [ * * * ] are as follows:

(a)	Company shall and shall be entitled to, at its election:

(i)	Review all relevant design and documentation materials;

(ii)	Schedule, review, approve and administer all tests and reviews of the code, components and associated deliverables necessary to verify that Company is not negatively or unexpectedly impacted with regard to costs, quality or support of any of the Shared Systems or the Linked Systems; and

(iii)	Approve implementation of Linked System Change per the Change Management Process.

(b)	Provider shall (at its own expense), and shall be entitled to, take all other actions associated with the development or implementation of a Linked System Change for [ * * * ], except as otherwise provided in the Agreement.

(c)	Provider need not obtain Company’s prior consent before performing, testing or implementing a Linked System Change on a Linked System operated by Provider for [ * * * ] unless such change would result in a Service Degradation under the Agreement or a Functional Degradation. If a change covered by this Section 3.2(c) requires Company’s consent, Provider will use commercially reasonable efforts to identify and propose to Company, [ * * * ] a Work-Around and facilitate agreement on such Work-Around.

(d)	Except as otherwise provided by this Section 3.0, testing and implementation into production of any Linked System Change requested by Provider, [ * * * ] shall (to the extent applicable) be subject to the notice, confidentiality, scheduling and administration provisions of the Change Management Process, as well as the notice, scheduling and administration provisions in the applicable Assigned Customer Agreements.

3.3	Other than testing for Service Degradations and Functional Degradations, the Parties acknowledge and agree that the aspects of a Linked System Change that are subject to disclosure, review and approval are limited to the application program interfaces (APIs), software that mediates between applications (e.g., Middleware) and other aspects of the systems that create and enable the connection between the Linked System and the Shared System(s).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.0	Product Portfolio Software and Custom Software

4.1	Company shall not obtain Provider’s prior consent before performing, testing or implementing a Change to Product Portfolio Software (or hardware and operating systems used to operate the Product Portfolio Software that do not constitute a Shared System) unless such change would result in a Service Degradation under the [ * * * ]. If a change covered by this Section 4.1 requires Provider’s consent, Provider will use commercially reasonable efforts to identify and propose to Company, [ * * * ] a Work-Around and facilitate agreement on such Work-Around.

4.2	Provider shall not obtain Company’s prior consent before performing, testing or implementing a change to Custom Software (or hardware and operating systems used to operate the Custom Software that do not constitute a Shared System) unless such change would result in a Service Degradation under the Agreement or a Functional Degradation. If a change covered by this Section 4.2 requires Company’s consent, Provider will use commercially reasonable efforts to identify and propose to Company, [ * * * ] a Work-Around and facilitate agreement on such Work-Around.

4.3	Except as otherwise provided by Section 3.0, testing and implementation into production of any change covered by Sections 4.1 and 4.2 shall be subject to the notice, scheduling and administration provisions of the Change Management Process, as well as the notice, scheduling and administration provisions in the Assigned Customer Agreements if applicable.

5.0	[ * * * ] Software

5.1	Company can request any [ * * * ] Change for [ * * * ] Software operated by the Provider through the Change Management Process.

5.2	The rights and responsibilities of each Party for each development and implementation of a [ * * * ] Change requested by the Company for [ * * * ] Software operated by the Provider are as follows:

(a)	Company shall, and shall be entitled to, at its election:

(i)	Perform all aspects of development, including preparing and reviewing all relevant design and documentation materials;

(ii)	Schedule, review, approve and administer all tests and reviews of the code (other than regression testing), components and associated deliverables necessary to ensure Company is not negatively or unexpectedly impacted with regard to costs, quality or support of [ * * * ] Software or any Shared System;

(iii)	Schedule all regression testing and installation associated with the [ * * * ] Change; and

(iv)	Develop reasonable quality assurance processes for the [ * * * ] Change.

(b)	Provider shall, and shall be entitled to, as part of the Services:

(i)	Review, approve and administer all regression testing associated with the [ * * * ] Change;

(ii)	Subject to Company approval, implement the installation of the [ * * * ] Change;

(iii)	Implement and perform existing quality assurance processes developed by the Company (including agreed upon modifications thereto) and report the results to the Company in a timely manner.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.3	Except as otherwise provided by this section 5.0, testing and implementation into production of any [ * * * ] Change requested by Company shall be subject to the notice, scheduling and administration provisions of the Change Management Process.

6.0	Miscellaneous

6.1	Ownership of Shared System Changes and other systems and software created through ADM Services shall be governed by the Technology License Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TECHNOLOGY REFRESH SCHEDULE

1.0	Introduction

1.1	This Technology Refresh Schedule, together with the FRM (which is incorporated herein by this reference), defines the intended maximum time frames for refresh of Hardware and other Equipment and Software for the various Company environments supported by Provider.

2.0	General

2.1	Objectives. Provider will refresh the technology on an on-going basis in accordance with the following objectives:

(a)	Company is able to take advantage of new and emerging technologies where appropriate or otherwise required by the Agreement, or as requested by Company in accordance with the procedures set forth below;

(b)	As reasonably necessary to maintain performance of the Services in accordance with applicable Service Levels.

2.2	Technology Refresh Plan. The Parties will jointly update and develop and Provider will draft and maintain a plan for refreshing the technology, including, without limitation, Hardware, Software, network and other infrastructure (“Technology Refresh Plan”). The Technology Refresh Plan will, consistent with this Schedule and the Agreement, set forth Provider’s responsibilities and Company’s imperatives with respect to technology refresh the upgrades planned for implementation (classified by type of equipment) and the agreed upon time frames of implementation. From time to time the Parties agree to update the Technology Refresh Plan to address Company’s technological needs, emerging technologies and changes to implementation forecasts (such updates will be drafted by Provider). The Technology Refresh Plan and all updates thereto are subject to Company’s approval, in the manner set out in the Procedures Manual. Provider will deliver an updated copy of the Technology Refresh Plan to Company within ninety (90) days of the Effective Date, and shall deliver all updates thereto as agreed upon between the Parties in writing, but not less frequently than twice during any calendar year.

2.3	Compatibility of Upgrades. Provider shall ensure the backward compatibility of upgrades in accordance with Section 3.7 of the Agreement.

2.4	Notices. From time to time and as appropriate, Provider will notify Company of newly deployed maintenance releases, versions and technologies which are reasonably likely to result in a benefit to Company or the Services. If the Company elects to implement such proposed technologies, Provider will promptly update the Technology Refresh Plan as necessary to carry out such implementation. With respect to Software, Provider shall also promptly notify Company of any known material bugs, Viruses, Disabling Code or similar infirmities prior to installation of a maintenance release or version and shall not install any such release or version containing such infirmities without Company’s consent.

2.5	Third Party Noncompliance. If a third party vendor is unable or unwilling to bring its Hardware or Software into substantial conformance with its own specifications, the Parties will cooperate to modify any impacted business process and this Agreement to the extent necessary to minimize the impact of the problem caused by such nonconformance.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.0	Software

3.1	Software Currency Standards. Provider will be responsible for maintaining, upgrading and refreshing third party Software in accordance with the standards designated in the FRM, which is [ * * * ] or as otherwise expressly agreed to by the Parties. In addition, Provider shall maintain all security software, security tools and security controls provided as part of the Services, including without limitation, all security access, utility and monitoring tools, and Virus protections, and all security controls deployed on firewalls and elsewhere (as appropriate), at the current industry standards.

3.2	Provider-Requested Exceptions. In requesting an exception from the Software currency standards, Provider shall take into account the stability of the product, the availability of manufacturer’s support and the impact on, and benefits to, the Company Business of upgrading or keeping current versions. All requests for an exception shall be discussed with Company and must be agreed upon by both Parties.

3.3	Company-Requested Exceptions. In the event Company requests that Provider install any maintenance release or version of Software other than in accordance with the Long-Range IT Plan or applicable Software currency standards, Provider shall do so, provided, that if Provider reasonably determines that it will incur any reasonable and identifiable costs as a result of complying with such requests which are (y) beyond those costs normally associated with maintaining Company’s systems and (z) are inconsistent with the Technology Refresh Plan, then Provider will notify Company of the amount of such costs in writing and, at Company’s option, either (i) the exception requested by Company shall not apply and the applicable Software currency standards at the time of such request shall remain in effect, or (ii) Company shall reimburse Provider for any demonstrable costs, subject to Provider’s use of commercially reasonable efforts to mitigate such costs. With respect to such activities regarding Services the Provider provides to the Company on Shared Systems, once consent to the increased costs have been obtained from the other Shared Systems customers, Company shall pay its share of the demonstrable costs relative to its proportional usage of the Shared Systems, subject to Provider’s use of commercially reasonable efforts to mitigate such costs. The installation and promotion into production of each maintenance release and version shall be performed in accordance with the Change Management Process.

3.4	Suspension of Service Levels. In the event support for any maintenance release or version of Software maintained by Provider is scheduled to be discontinued by the third party vendor of such Software, Provider shall notify Company of such fact as soon as commercially reasonable after discovering the same. If Company requests Provider to continue to maintain such maintenance release or version, Provider shall inform Company of potential effects of such action on Provider’s ability to perform the Services in accordance with applicable Service Levels. Provided Provider has met its obligations set forth in this Section 3.4, the Service Levels with respect to such unsupported Software shall be suspended to the extent any failure thereof is directly attributable to such discontinuation of support and only until such time as Company notifies Provider that it no longer desires such unsupported Maintenance Release or Version to be maintained by Provider.

4.0	Hardware

4.1	Hardware Refresh Standards. During the Term, Provider will refresh Hardware and other Equipment to the acknowledged market industry standards within the time frames designated in the FRM unless otherwise agreed to by Company. Any failure of the parties to mutually determine the applicable acknowledged market industry standards shall be resolved in accordance with the Dispute Resolution Schedule.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.0	Variations to the Technology Refresh Schedule

5.1	Hardware may be refreshed more frequently than defined in this Technology Refresh Schedule and the FRM as appropriate based on operational requirements and evolution of technology.

5.2	Company retains the discretion to reasonably direct the priority of the technology refresh initiatives undertaken by Provider.

5.3	Technology refresh with respect to the Shared Systems will be governed by this Schedule, but is also subject to the procedures set forth in the Technology Governance Schedule.

5.4	Provider will not be responsible for any upgrade, modification or enhancement of any out-of-scope Hardware or Software required by any refresh of in-scope Hardware or Software performed by Provider. Should any refresh or upgrade of any in-scope Hardware or other Equipment or Software adversely impact the performance or cost any other in-scope Hardware or other Equipment or Software, Provider shall be responsible for any additional refresh, upgrade, modification or enhancement necessary to mitigate all such adverse impacts.

5.5	Any time period for refresh specified under the FRM is measured from the earlier of (a) the original date of installation or (b) the ninetieth (90th) day after the original date of acquisition, irrespective of whether such date is before or after the Effective Date.

5.6	In connection with Provider’s TPF refresh obligations:

(a)	Provider shall provide Company with access to the infrastructure necessary to begin development and testing for [ * * * ] commencing June 30, 2008 (which the Parties agree is inclusive of all appropriate Hardware, Operating Software and system tools);

(b)	Provider acknowledges and agrees that a 21 month implementation window is necessary for Company’s migration to

[ * * * ] and agrees that the [ * * * ] for Company must be ready for migration and production commencing March 31, 2009.

5.7	Solely in connection with an expiration of the Agreement in its entirety:

(a)	“Late Term Assets” means the following Equipment in one of the [ * * * ] dedicated mainframe processors and the associated [ * * * ] Hardware utilized to operate the [ * * * ] system; dedicated mainframe processors and associated

[ * * * ] Hardware utilized to provide Company’s Disaster Recovery Services; and dedicated storage assets for which an asset-only based RU exists in the Charges Schedule.

(b)	Provider will give Company at least 90 days’ prior Notice if and when either (i) Provider’s refresh obligation will be triggered under this Technology Refresh Schedule and the FRM at any time after December 31, 2015 with respect to a Late Term Asset (“Refresh Asset”), or (ii) incremental Late Term Assets will be required at any time after December 31, 2015 to avoid a material adverse impact to the Services (“Incremental Asset”) (any Refresh Asset or Incremental Asset, a “New Late Term Asset”). Such Notice from Provider will contain: (A) information regarding the cost of the New Late Term Asset and likely net book value at the then scheduled expiration of the Agreement; (B) a binding offer from Provider for extending the Term of the Agreement solely as to the Service associated with the New Late Term Asset on commercially reasonable terms until expiration of the useful life of the New Late Term Asset; and (C) a binding offer from Provider on re-pricing the relevant RU with the price of the New Late Term Asset included over the remainder of the scheduled unexpired Term. Company is not required to accept any offer in such Notice. At the request of Company, Provider and Company shall meet to discuss Company’s alternatives in connection with the New Late Term Asset.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	In connection with a Refresh Asset:

(i)	Unless directed in writing by the Company, Provider shall not be required to purchase such Refresh Asset.

(ii)	Provider shall purchase such Refresh Asset at the written direction of Company. In the absence of any agreement between Purchaser and Company on how to address the economics of a Refresh Asset (such as Company’s acceptance of one of the offers described in clauses 5.7(b)(B) and (b)(C) above), any Refresh Asset purchased by Provider at the express written direction of Company will be a “Targeted RH Asset” for purposes of the Agreement.

(d)	In connection with an Incremental Asset, unless otherwise directed in writing by the Company (whether by Company’s acceptance of one of the offers described in clauses 5.7(b)(B) and (b)(C) above or otherwise), Provider shall purchase such Incremental Asset a reasonable time period prior to the time a material adverse impact would otherwise result if such Incremental Asset was not purchased, but in no event earlier than 30 days after Company’s receipt of the Notice described in clause (b) above. Any Incremental Asset purchased by Provider in accordance with this clause (d) will be a “Targeted RH Asset” for purposes of the Agreement.

5.8	Provider shall complete the migration of [ * * * ] by [ * * * ] In addition to any other rights and remedies of the Company hereunder, if Provider fails (or knows it will fail) to complete the migration of [ * * * ] on or prior to [ * * * ]:

(a)	Notwithstanding the FRM and the other provisions of the Agreement, [Provider shall be obligated to refresh all of the Hardware (and associated Infrastructure and Software) associated HCC on or before December 31, 2014;]

(b)	Provider shall not dispose of, and shall retain in the [ * * * ], sufficient replacement pieces of [ * * * ] to the Company in the event of any [ * * * ] or [ * * * ] failure; and

(c)	Notwithstanding the other terms of this Schedule and the rest of the Agreement, Provider shall remain obligated to meet Services and Service Level commitments associated with [ * * * ] and associated [ * * * ].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TERMINATION ASSISTANCE SCHEDULE

1.0	Introduction

1.1	This Termination Assistance Schedule describes certain activities that the Parties shall undertake in connection with a termination or expiration of the Agreement in its entirety or by Service Tower. Termination Assistance Services will be performed by Provider with the same or higher resource levels used by Provider before the notice or other event giving rise to the relevant termination or expiration, with the understanding that (i) if incremental resource levels are required to perform the Termination Assistance Services, and (ii) Provider gives Company reasonable prior notice of the number and type of incremental resources necessary and Company agrees to proceed with such incremental resources, then Provider shall be entitled to bill for such incremental support on a time and materials basis pursuant to the Charges Schedule. If Company does not agree to proceed with such incremental resources, and lack of such incremental resources is reasonably likely to result in Provider being in breach of the Agreement, Provider shall notify Company of the potential breach, and Company shall either (i) approve the incremental resource, (ii) modify the requirements for the Termination Assistance Services to address such potential breach, or (iii) waive such breach (to the extent caused by Company’s failure to approve resources) until incremental resources are approved. The Parties shall update the existing Termination Assistance Plan from the Original Agreement, which shall include, but not be limited by, the requirements of this Schedule and the Agreement, and other matters as agreed to by the Parties. Capitalized terms used but not defined in this Schedule have the meanings assigned to them in the Glossary to the Agreement.

2.0	Termination Assistance Plan

2.1	Provider and Company shall establish a termination assistance team tasked with documenting a Termination Assistance Plan that can be executed in connection with expiration or termination of the Agreement in its entirety or by Service Tower pursuant to Article 12 of the Agreement. [ * * * ]

2.2	In accordance with Section 13.3 of the Agreement, if Provider deems necessary, Provider will submit for Company’s approval an updated Termination Assistance Plan within 180 days after the Effective Date. Provider will update the entire plan at least once per year to reflect the then-existing Company environment; provided, however, that every six (6) months after the Effective Date, and at the completion of any significant change to the Shared Systems or consolidation of assets or resources used to provide the Services, Provider shall present to Company a proposal to update such plan as it applies to the Shared Systems or consolidated asset.

2.3	The Termination Assistance Plan must contain all of the activities, timeframes and dependencies to transition the Services, or portions thereof, performed by Provider, to Company and/or a Successor(s). This will include, by necessity, any activities needed to extract Company data and processes from shared assets or provide access to those assets in the event that extraction is not feasible or desirable. The Termination Assistance Plan shall also address the manner in which Provider will use commercially reasonable efforts to minimize (a) the Project and Service Tower activities outstanding at the time of expiration or termination and (b) any disruption and/or degradation of such Services.

2.4	During development of the Termination Assistance Plan, Provider will provide Company the opportunity to provide input into the Termination Assistance Plan, which Provider will address prior to seeking Company’s approval on the plan.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.5	In addition to those Services described in Sections 13.3, 13.4 and 13.5 of the Agreement, and any other services agreed to by the Parties, Provider will include the following Termination Assistance Services in the Termination Assistance Plan to be performed in connection with a termination or expiration of the Agreement in its entirety or by Service Tower:

Service Element	Description of Termination Assistance Service
Termination Assistance

•     Upon a termination or expiration, Provider shall be primarily responsible for managing the transition of the Services from Provider to Company and/or Successor(s), with support from Company, including without limitation the following:

•     subject to customary obligations of confidentiality (which, for the avoidance of doubt, shall not restrict use of any information provided to support Company), familiarize personnel designated by Company in the use of any work procedures and any Hardware, Software, Systems, materials and tools used in connection with the provision of the Services;

• catalog work instructions, Software, Company data, Hardware, materials, Third Party Agreements and tools used to provide the Services;

•     provide machine readable and printed listings and associated documentation for source code for Software owned by Company and source code to which Company is entitled under the Agreement or a Statement of Work and assist in its re-configuration;

• provide technical documentation for Software used by Provider to provide the Services;

• analyze and report on the space required for the Company data and the Software needed to provide the Services;

• assist in the execution of a parallel operation, data migration and testing process until the successful completion of the transition to Company or organization designated by the Company;

• create and provide copies of the Company data in the format and on the media reasonably requested by Company; and

• provide a complete and up-to-date, electronic copy of the Procedures Manual and applicable work instructions in the format and on the media reasonably requested by Company;

• Service Levels will be maintained during the Termination Assistance Period at the levels set forth in the Service Levels and Service Credits Schedule; and

• Provider will perform termination activities in an orderly manner and will transition operations with minimal impact to the Services.

Service Provision after Termination	After the Termination Assistance Period, Company may purchase additional services from the Provider at contract rates for [* * * ] as set forth in the Agreement.

Data Center Environment	Provider will accurately maintain CMDB and the following items in a commercially usable form:

• Physical inventory and floor plan of all hardware;

• Software inventory, including version;

• Cabling diagrams; and

• Hardware configuration data.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Service Element	Description of Termination Assistance Service
Data Center	Provider will provide to Company, without limitation, in the event of a termination or expiration, the following information with regards to the Data Center:

•     All Company operational data and databases (including but not limited to testing, quality assurance and production) in a form which can be loaded and installed in similarly configured environments and systems;

• System configurations;

• Change history database;

• Outstanding issues and problems list; and

• Projects in work and major initiatives.

Communications Support	Without limitation, in the event of a termination or expiration, the following information will be provided to Company by Provider with regards to communications:

•     All Company operational data and databases (including but not limited to testing, quality assurance and production) in a form which can be loaded and installed in similarly configured environments and systems;

• Network, message and protocol configurations;

• Change history database;

• Outstanding issues and problems list; and

• Projects in work and major initiatives.

Programming, Consulting and Development Support	In the event of a termination or expiration, Provider shall provide programming and consulting support as reasonably requested to assist in implementing the transition to Successor(s) and/or Company. Further, Provider shall also provided development support as reasonably requested, including without limitation, the following information:

•     All Company software programs, components and supporting development collateral (including but not limited to testing, quality assurance and production) in a form which can be loaded and installed in similarly configured environments and systems;

• Copies of or complete and duplicable configuration information for development tools and environments Provider supplies for Company’s application development activities;

• All database and configuration information used to support the Company’s development activities;

• Software component version and change history database;

• Outstanding issues and problems list for Provider supported applications;

• Projects in work and major initiatives with regard to Provider support applications; and

• Provide access to current, new or modified development tools and environments.

Helpdesk	• Without limitation, in the event of a termination or expiration, the following information will be provided to Company by the Provider with regards to helpdesk support:

•     All Company helpdesk programs, components and supporting collateral (including but not limited to testing, quality assurance and production) in a form which can be loaded and installed in similarly configured environments and systems;

• Open call information;

• Company user information;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Service Element	Description of Termination Assistance Service
• Call history data; and

• Call history knowledge database.

• Provider will provide train-the-trainer courses for Company helpdesk agents.

Strategy and Contract Management	On a termination or expiration, Provider will provide all Project documentation related to the provision of Services to Company.

Security

•     On a termination or expiration, Provider will provide all security documentation, policies and applicable software and/or support (subject to Section 13.4 of the Agreement) to enable Company to continue to comply with any and all relevant and/or current regulatory legislation which applies to the Company systems and services at the time of termination or expiration.

•     On a termination or expiration, Provider will assist Company in identifying alternative and equivalent systems and services for those systems and services that are provided by Provider for disaster recovery and that are not acquired by Company pursuant to Section 13.4 of the Agreement.

End User Computing	Without limitation, in the event of a termination or expiration, the following information will be provided to Company by the Provider with regards to end user computing support:

•     All Company documentation, software programs, components and supporting desktop and TMD desktop data (including but not limited to training, testing, quality assurance and production) in a form which can be used and/or installed in similarly configured environments and systems.

Provider will provide on termination or expiration as are current:

• Company asset management tools and/or processes;

• Company asset list on database for use by Company;

• Database information on soft copy;

• Location information; and

• All desktop hardware and software builds.

• All hardware and peripheral stock held by Provider for Company at the level needed to support the provision of Services to Company.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TERMINATION FEE SCHEDULE

1.0	“Reimbursement Fee” shall be the amount set forth in the table below for the corresponding date of actual effective date of termination for convenience of the Agreement in whole by Company (after any extensions):

[ * * * ]

[ * * * ]

2.0	“T4C Fee” for a termination for convenience of the Agreement in whole by Company shall be the amount set forth in the table below for the corresponding date of actual effective date of termination of the Agreement in whole (after any extensions):

[ * * * ]

[ * * * ]

3.0	There is no payment of a Reimbursement Fee or T4C Fee except upon a relevant termination for convenience by the Company with an effective date (after any extensions) on or before December 31, 2017.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TRANSFORMATION SCHEDULE

1.0	Introduction

This Transformation Schedule describes the processes and milestones for Provider and Company to complete the Transformation of each of the Projects described herein. Provider shall perform the Transformation in a manner so as to avoid or minimize to the extent reasonably possible any (i) disruption or adverse impact on the business or operations of Company, (ii) degradation of the Services then being performed by Provider, or (iii) disruption or interference with the ability of Company to obtain the full benefit of the Services.

2.0	Definitions

As used in this Transformation Schedule, the following terms have the meanings set forth below. Capitalized terms not otherwise defined in this Schedule have the meanings given them in Appendix A to the Agreement.

“Baseline” means, with respect to a Project, the Project timeframe and the associated pace of agreed upon migrations which, if achieved, will provide to Company the savings related to that Project.

“Category 1 Projects” mean collectively the following, each as more fully described in this Schedule:

Category 1A Project: [ * * * ]

Category 1B Projects: [ * * * ]

Category 1C Projects: [ * * * ]

“Category 2 Projects” mean collectively the following, each as more fully described in this Schedule: [ * * * ]

“Critical Milestone(s)” means the critical milestones to be achieved with respect to each Project as identified in this Schedule, as the same may be further expressly defined with more specificity in the Detailed Transformation Plans, together with any additional critical milestones as may set forth in the Detailed Transformation Plans and expressly denoted as “Critical Milestones.”

“Company Delay” means any failure of Company or a Company vendor (other than Provider) to comply in any material respect with any Company obligation in this Agreement or the applicable Detailed Transformation Plan, or any other material delay determined by the TOC to be a Company Delay, that prevents achievement of a Critical Milestone (or with respect to the FSE Gen 1 to FSE Gen 1 project, Company’s failure to achieve the applicable Critical Milestone).

“Detailed Transformation Plans” mean the detailed transformation plan described in Section 3.2 below.

“DTP Development Period” means, as applicable, a Category 1 DTP Development Period (defined in Section 3.2.2 below) or a Category 2 DTP Development Period (defined in Section 3.2.2 below).

“Projects” mean the Category 1 Projects and the Category 2 Projects.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Provider Delay” means any failure of Provider or a Provider vendor to comply in any material respect with any Provider obligation in this Agreement or the applicable Detailed Transformation Plan, or any other material delay determined by the TOC to be a Provider Delay, that prevents achievement of a Critical Milestone (or with respect to the FSE Gen 2 Network Readiness Project, Provider’s failure to achieve the applicable Critical Milestone).

“Transformation Oversight Committee” or “TOC” is defined in Section 6.1.

“Transformation” means the services and activities Provider undertakes in order to timely perform each Critical Milestone in accordance with the Detailed Transformation Plans.

3.0	Transformation Plans

3.1	Critical Milestones; Responsibilities

The Critical Milestones set forth in this Schedule for each Category 2 Project and for certain Category 1 Projects take into account the Baselines for such Projects. Exhibit 1 to this Schedule sets forth certain high level responsibilities of the Parties with respect to the Projects. The Detailed Transformation Plans will set forth detailed responsibilities of the Parties.

3.2	Detailed Transformation Plans

3.2.1	Generally. Except with respect to [ * * * ] for each Project the Parties will develop Detailed Transformation Plans. Each Detailed Transformation Plan shall include (i) a project definition document; and (ii) a detailed project plan. The detailed project plan shall address in detail the following: (a) how the Project is to be implemented in order to achieve the Critical Milestones for that Project, including documenting the sequence, schedule, and volumes to be migrated for the systems in scope of each Category 2 Project in order to achieve the Critical Milestones for each such Project; and (b) all milestones that pertain to the foregoing, which include, without limitation, the Critical Milestones that pertain to the foregoing.

3.2.2	Development.

(i)	The Detailed Transformation Plans shall be developed by the Parties with the Parties working in a collaborative, iterative fashion, until such time the plan is agreed upon by the Parties and will be subject to approval by the most senior members of the TOC for each Party. The Parties agree that for Category 2 Projects, the work will be paced such that the overall body of work for a Project will be completed in an equitable and balanced fashion across the entire Project timeline, unless otherwise agreed in the Detailed Transformation Plan.

(ii)	With respect to each Category 1 Project, the initial Detailed Transformation Plan will be agreed upon in writing within the applicable time set forth in for that Project in this Schedule (each a “Category 1 DTP Development Period”). This clause (ii) does not apply to [ * * * ] Detailed Transformation Plans for Category 1C Projects will include high level milestones for Provider work to be completed prior to Company involvement, as well as the schedule of the Company applications to be migrated, as applicable and agreed to by the Parties.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii)	With respect to Category 2 Projects, the initial Detailed Transformation Plans: [ * * * ] and (B) shall be jointly developed and agreed upon in writing no later than thirty (30) days prior to the date migration of data is to commence under a Project. Thereafter, the Parties shall develop and agree upon in writing each subsequent Detailed Transformation Plan (covering the following four (4) month period) no later than thirty (30) days prior to the expiration of the then current Detailed Transformation Plan (each a “Category 2 DTP Development Period”).

(iv)	Agreement on the Detailed Transformation Plans shall not be unreasonably withheld or delayed. If the Parties are unable to agree to a Detailed Transformation Plan for a Project within thirty (30) days prior to the end of the DTP Development Period for that Project, the Parties will escalate to the TOC a list of all unresolved disputes between the Parties that are preventing completion and execution of the Detailed Transformation Plan. The TOC will engage in negotiations during the remainder of the DTP Development Period (“Escalation Period”) to resolve all such disputes. The Escalation Period can be extended by mutual agreement between the Parties. If the Detailed Transformation Plan is not executed by the end of the Escalation Period, any unresolved disputes shall be submitted to dispute resolution in accordance with the Dispute Resolution Schedule.

3.3	Changes to the Detailed Transformation Plans.

3.3.1	All changes to the Detailed Transformation Plans shall be managed pursuant to the change management process mutually agreed to by the Parties. The change management process will require a written change request to be submitted by the requesting party describing in detail the following:

(i)	The change requested and rationale for the change;

(ii)	Any impact on the Project, including scope, timing, and impact on cost and savings; and

(iii)	To the extent known, whether such change will result in a delay (including a Company Delay or Provider Delay (or partly a Company Delay and partly a Provider Delay)), together with an explanation in reasonable detail of such delay and the basis for its characterization set forth in the request, as well as the extent of such delay.

3.3.2

Each change request will be reviewed by the TOC to determine if such change will result in a delay, and if so, whether the delay is a Company Delay or Provider Delay (or partly a Company Delay and partly a Provider Delay) and the extent to which the delay will affect the achievement of the applicable Critical Milestones. If the Parties working through the TOC are unable to agree regarding

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the source of a delay, the Parties will escalate the dispute to the most senior members of the TOC for each Party. If matter remains unresolved after a period of seven (7) days after such escalation, the matter may be submitted to the Dispute Resolution Process and any invoiced amounts which are incidental to the dispute shall be subject to Section 7.2 of this Schedule. If it is determined that a change request will result in a Company Delay or Provider Delay (or partly a Company Delay and partly a Provider Delay), such delay will be documented as part of the change request.

3.3.3	To be become effective, each change request must be approved and the change executed by the Parties.

4.0	Category 1 Projects

4.1	Category 1A – [ * * * ]

4.1.1	Scope. [ * * * ]

4.1.2	Detailed Transformation Plan. The Parties do not anticipate developing a Detailed Transformation Plan for this Project. Each requested move will be managed independently and Provider will have primary responsibility for managing the timeline for each requested move.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.1.3	Critical Milestone. In conjunction with each request identified in Section 4.1.2, the Parties shall document the Critical Milestone, which shall be the completion of the requested server movement by a date mutually agreed to by the Parties in accordance with Section 4.1.1(iii) above (subject to reasonable delays associated with third party (i.e., customer) requirements).

4.2	Category 1B – [ * * * ]

4.2.1	Scope. [ * * * ]

4.2.2	Detailed Transformation Plan. The Parties will develop Detailed Project Plans for each of the three migrations above as follows:

[ * * * ]

Others: Company will have the primary responsibility for developing the Detailed Transformation Plan and managing the migration.

4.2.3	Critical Milestones. The Critical Milestones for this Project shall be as follows:

[ * * * ]

[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.3	Category 1B – [ * * * ]

4.3.1	Scope. The implementation of a server environment into the [ * * * ] for each of the following: [ * * * ]

4.3.2	Detailed Transformation Plan. Company shall have the primary responsibility for developing the Detailed Transformation Plan and managing the Project. In developing the Detailed Transformation Plan, the following process shall be followed:

(i)	A project definition document (PDD) will be developed and approved no later than ninety (90) calendar days prior migration start date, except with respect to [ * * * ] in which case the Parties will not develop a PDD;

(ii)	The Detailed Transformation Plan will be developed and approved in writing no later than sixty (60) calendar days prior to migration start date [ * * * ]

(iii)	With respect to the [ * * * ] the Detailed Transformation Plan will provide that Application Install Ready (as defined in the Service Levels and Service Credit Schedule) will be complete no later than October 1, 2012;

(iv)	If the migration duration exceeds nine (9) months, the Detailed Transformation Plan will be built and agreed to in phases;

(v)	No later than ninety (90) calendar days prior to the baseline completion date for Phase 1, the Parties shall meet to develop a Detailed Transformation Plan for Phase 2 which will not exceed nine (9) months in duration. The Phase 2 plan shall be agreed to at least sixty (60) calendar days prior to the migration start date for Phase 2; and

(vi)	If needed, a Detailed Transformation Plan will be developed and approved for additional phases pursuant to the process set forth above.

4.3.3	The Critical Milestone for each of the [ * * * ] shall be to complete the Project by the following dates:

(i)	[ * * * ]

(ii)	[ * * * ]

(iii)	[ * * * ]

(iv)	[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.4	Category 1C – [ * * * ]

4.4.1	Scope. [ * * * ]

4.4.2	Detailed Transformation Plan. Provider will have the primary responsibility for developing the Detailed Transformation Plan and managing the Project. Provider will complete a detailed timeline sixty (60) days prior to the start of the Project. This Project will commence September 1, 2012 and will be completed by February 28, 2013.

4.4.3	Critical Milestones. The Critical Milestones for this Project will be:

(i)	Provider making available in the [ * * * ] the [ * * * ] for production use and Provider begins moving data off of the legacy [ * * * ] by September 15, 2012; and

(ii)	[ * * * ] by February 28, 2013.

4.5	Category 1C – [ * * * ]

4.5.1	Scope. [ * * * ]

4.5.2	Detailed Transformation Plan. Provider will have the primary responsibility for managing this Project. The Parties do not anticipate developing a Detailed Transformation Plan for this Project. Instead, Provider shall demonstrate performance enhancements and thin provisioning capabilities of the upgraded equipment by August 31, 2012.

4.5.3	Critical Milestone. The Critical Milestone for this Project is implementation of performance enhancements and thin provisioning capabilities of the upgraded equipment by August 31, 2012.

4.6	Category 1C – [ * * * ]

4.6.1	Scope. The scope of this Project is the [ * * * ]

4.6.2	Detailed Transformation Plan. Provider will have the primary responsibility for managing this Project. The Parties do not anticipate developing a Detailed Transformation Project Plan for this Project. Instead, Provider shall make available [ * * * ] by May 15, 2012.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.6.3	Critical Milestone. The Critical Milestone for this Project is Provider making available in the [ * * * ] by May 15, 2012.

4.7	Category 1C – [ * * * ]

4.7.1	Scope. [ * * * ]

4.7.2	Detailed Transformation Plan. Provider will have primary responsibility for developing the Detailed Transformation Plan and managing the Project with respect to making available in the [ * * * ] by July 31, 2012. Company will have primary responsibility for developing the Detailed Transformation Plan and managing the Project with respect to [ * * * ]. The Detailed Transformation Plan will endeavor to pace migrations evenly throughout the Project.

4.7.3	Critical Milestone. The Critical Milestone for this Project is Provider making available in the [ * * * ] for production use by July 31, 2012.

4.8	Transformation Delays for Category 1 Projects.

4.8.1	The TOC shall review actual progress against the applicable Detailed Transformation Plan(s) for each Category 1 Project at the completion of each Critical Milestone. The TOC will document in writing all Project delays and shall determine and document in writing the cause(s) for the delay and whether the same is a Provider Delay or a Company Delay. If the Parties working through the TOC are unable to agree regarding the source of a delay, the Parties will escalate the dispute to the most senior members of the TOC for each Party. If the matter remains unresolved after a period of seven (7) days after such escalation, the matter may be submitted to the Dispute Resolution Process and any invoiced amounts which are incidental to the dispute shall be subject to Section 7.2 of this Schedule.

4.9	Service Credits

4.9.1	Category 1A – [ * * * ]

4.9.2	Category 1B – [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

4.9.3	Category 1B – [ * * * ]

4.9.4	Category 1C – [ * * * ]

4.9.5	Category 1C – [ * * * ]

4.9.6	Category 1C – [ * * * ]

4.9.7	Category 1C – [ * * * ]

5.0	Category 2 Projects

5.1	Category 2 – [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.1.1	Scope. Provider shall make available [ * * * ]

5.1.2	Detailed Transformation Plan. The Detailed Transformation Plans for this Project will be developed pursuant to the methodology set forth in Section 3.2.2(iii) above, which also sets forth the Category 2 DTP Development Period for this Project. Provider will have primary responsibility for the development of the Detailed Transformation Plans for this Project and for the project management of this Project.

5.1.3	Critical Milestones.

(i)	[ * * * ]

(ii)	[ * * * ]

(iii)	[ * * * ]

(iv)	[ * * * ]

5.2	Category 2 – [ * * * ]

5.2.1	Scope. Provider shall make available [ * * * ]

5.2.2	Detailed Transformation Plan. The Detailed Transformation Plans for this Project will be developed pursuant to the methodology set forth in Section 3.2.2(iii) above, which also sets forth the Category 2 DTP Development Period for this Project. Provider will have primary responsibility for the development of the Detailed Transformation Plans for this Project and for the project management of this Project.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.2.3	Critical Milestones.

(i)	[ * * * ]

(ii)	[ * * * ]

(iii)	[ * * * ]

5.3	Transformation Delays for Category 2 Projects.

5.3.1	For each Category 2 Project, the Parties will meet every four (4) months to report on the progress of the [ * * * ] each month during each Category 2 Project. Such progress will be compared against the Critical Milestones (measuring cumulative progress). The TOC will document in writing all Project delays and shall determine and document in writing the cause(s) for the delay and whether the same is a Provider Delay or a Company Delay(or partly a Company Delay and partly a Provider Delay). If the Parties working through the TOC are unable to agree regarding the source of a delay, the Parties will escalate the dispute to the most senior members of the TOC for each Party. If matter remains unresolved after a period of seven (7) days after such escalation, the matter may be submitted to the Dispute Resolution Process and any invoiced amounts which are incidental to the dispute shall be subject to Section 7.2 of this Schedule.

5.3.2	If the Critical Milestone in Section 5.1.3(i) is not achieved, unless and to the extent such failure was caused by a Company Delay, Provider will pay Company a service credit for each month until [ * * * ] is available for production use in the [ * * * ] as follows: [ * * * ]

5.3.3	If the Critical Milestone in Section 5.2.3(i) is not achieved, unless and to the extent such failure was caused by a Company Delay, Provider will [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[ * * * ]

5.3.4	In addition to Company’s remedies set forth in Section 5.3.2 and Section 5.3.3 above, if Provider fails to achieve the Critical Milestones in Section 5.1.3 (ii)-(iv) and 5.2.3 (ii)-(iii) above, Company shall be entitled to [ * * * ]

5.3.5	Notwithstanding Section 5.3.4 above, if at completion of [ * * * ]

5.3.6	The Parties acknowledge that the Critical Milestones set forth in Section 5.1.3 (ii)-(iv) and 5.2.3 (ii)-(iii) above are derived from [ * * * ] If, prior to completion of a Category 2 Project, such volumes for that Category 2 Project decrease by a material amount for reasons other than implementation of that Category 2 Project, the Parties acting through the TOC will determine the appropriate steps to enable a Transformation Failure Catch-Up as described in Section 5.4.1(ii) below. In this case, both parties will bear their own costs for the Transformation Failure Catch-Up effort. In the event the Parties agree that a Transformation Failure Catch-Up effort is not commercially reasonable the Parties will equitably adjust the Critical Milestones and the Detailed Transformation Plans for that Project. Such equitable adjustment will be the subject of a change request and will be handled in accordance with the change management process set forth in Section 3.3 of this Schedule.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.4	Transformation Failure Catch-Up

5.4.1	With respect to the Parties’ labor costs to implement a Detailed Transformation Plan, in the event of delay of a Project caused by either an Provider Delay or a Company Delay, the Parties agree as follows:

(i)	The Parties are only obligated to move the volumes set forth in the then current Detailed Transformation Plan;

(ii)	The Parties will exercise commercially reasonably efforts to adjust (to the extent applicable) subsequent Detailed Transformation Plan(s)to make up missed volumes; and

(iii)	If making up the volumes has a material labor cost to the Party who did not cause the delay: (i) that Party may present an estimate of additional labor cost associated therewith; and (ii) if the delaying Party agrees to pay such costs, then the Parties shall proceed accordingly with the adjusted the Detailed Transformation Plan as agreed upon. If the delaying Party does not agree to pay such costs, then the Parties shall proceed accordingly with the current Detailed Transformation Plan.

6.0	Transformation Governance.

6.1	The Parties shall establish a Transformation Oversight Committee (the “TOC”) consisting of, at a minimum (unless otherwise agreed by the Parties):

(i)	Company Vice President of Operations;

(ii)	Provider Account Operations Executive for Company; and

(iii)	Company and Provider program leaders and project managers.

6.2	Responsibilities. The responsibilities of the TOC shall include, but shall not be limited to, the following:

(i)	Addressing any initial disputes referred to the TOC pursuant to the terms of this Transformation Schedule;

(ii)	Approving the Detailed Transformation Plans according to Section 3.2.2(i);

(iii)	Reviewing the Transformation progress, including, Project variances, milestones, cross-functional issues, and major deliverables;

(iv)	Making strategic recommendations for the overall Transformation;

(v)	Overseeing any changes to the Detailed Transformation Plans;

(vi)	The technology selection for the initial set of Next Generation Storage (as defined in the Attachment 4-L to the Charges Schedule) is reflected in the Charges Schedule. The Intended Use Document for each of these Next Generation Storage solutions will be completed by Provider, based on previous discussions with Company, within ninety (90) days of the Effective Date, for review and final approval by Company. If Company desires a change to an Intended Use Document that drives a material change to the applicable Next Generation Storage solution, including, without limitation, Charges, it will be escalated to the TOC for resolution within seven (7) days. If the TOC cannot resolve such dispute within a reasonable period of time, the dispute will be escalated to dispute resolution in accordance with the Dispute Resolution Schedule;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(vii)	Reviewing the state of Company’s ongoing operations and Provider’s provision of the Services to ensure Company is getting the full value of the Services and is not being adversely impacted by the Transformation Projects. If Company submits concerns or evidence of a service degradation to the TOC, the TOC will take action to correct the degradation of the Services. Specifically with respect to Application Install Ready activities on new and existing servers, Provider shall correct the degradation of such Services to a level that reflects a level of Service comparable to Provider’s performance during calendar year 2010; and

(viii)	In the event major unforeseen changes in Company’s business are materially adversely impacting the Transformation Projects, reviewing the impact on the Transformation and exploring reasonable alternatives or adjustments to the Transformation Projects that allow the Transformation to proceed with minimal interruption and substantially maintain the overall benefits the Parties seek in completing the Transformation.

6.3	Meetings. The TOC shall meet not less than weekly, or as otherwise required, at a time and location to be agreed between the TOC representatives. The first meeting of the TOC shall be held within fourteen (14) days after the Effective Date of the Agreement. Either Party may call an extraordinary meeting of the TOC when there are circumstances which the notifying Party reasonably considers exceptional. Any such notice shall specify the reasons and background to the calling of an extraordinary meeting. A quorum of one representatives of each of the Parties is required for a valid meeting of the TOC.

7.0	Payment of Amounts Owed as a Result of Company Delay or Provider Delay.

7.1	Amounts owed by a by one Party to the other Party in connection with a Company Delay or a Provider Delay shall be reflected in the next invoice, as either a charge to Company in the event of a Company Delay or a credit to Company in the event of a Provider Delay.

7.2	If there are any dispute(s) over one or more Transformation Projects, including a dispute regarding a Company Delay or a Provider Delay, Company shall be entitled to withhold payment on any invoiced amounts which are incidental to such dispute(s) pursuant to and in accordance with Section 8.2 of the Agreement. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.